Subject to Completion, Dated October 6, 2009

The information in this preliminary prospectus supplement is not complete and may be changed.  This preliminary prospectus supplement and the accompanying prospectus do not constitute an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497(e)
(To prospectus dated September 21, 2009)	Registration No. 333-160781

4,250,000 Shares

Common Stock

Pursuant to this prospectus supplement and the accompanying prospectus, we are offering 4,250,000 shares of our Common Stock, par value $0.01 ("Common Stock").  We have retained Needham & Company, LLC to act as our underwriter in connection with this offering.  See "Underwriting" beginning on page S-7 of this prospectus supplement for more information regarding this arrangement.

Our Common Stock is listed on the Nasdaq Global Market under the symbol "TINY."  On October 5, 2009, the last reported sale price of our Common Stock on the Nasdaq Global Market was $5.55 per share.

This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy the shares offered hereby in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

Investing in our Common Stock involves significant risks. See "Risk Factors" on page S-3 of this prospectus supplement and "Risk Factors" on page 32 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$	$
Sales Load (Underwriting discount)	$	$
Proceeds, before expenses, to the Company	$	$

We have granted the underwriter the right to purchase up to 637,500 additional shares of Common Stock to cover over-allotments.  The underwriter can exercise this right at any time within 30 days after the date of this prospectus supplement.

We estimate the total expenses of this offering that will be payable by us, excluding the underwriter's discount, will be approximately $327,500 assuming we sell 4,250,000 shares of Common Stock pursuant to this prospectus supplement and the accompanying prospectus.  We expect that delivery of the Common Stock being offered pursuant to this prospectus supplement will be made to purchasers on or about October 9, 2009.

Needham & Company, LLC

The date of this prospectus supplement is October      , 2009.

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts.  The first part is the prospectus supplement dated October 6, 2009, and the second part is the accompanying prospectus dated September 21, 2009, both of which are part of a registration statement on Form N-2 (File No. 333-160781) we filed with the Securities and Exchange Commission (the "SEC") using a "shelf" registration process.  Under this "shelf" registration process, we may from time to time sell the shares described in the accompanying prospectus in one or more offerings up to a total of 7,000,000 shares.

These documents contain important information you should consider when making your investment decision.  The prospectus supplement describes the specific terms of the securities we are offering and also adds to and updates information contained in the accompanying prospectus.  The accompanying prospectus provides more general information.  This prospectus supplement may add, update or change information in the accompanying prospectus.  You should rely only on the information provided in this prospectus supplement and the accompanying prospectus.  To the extent there is a conflict between the information contained in this prospectus supplement, on the one hand, and the information contained in the accompanying prospectus, you should rely on the information in this prospectus supplement.  We have not, and the underwriter has not, authorized anyone to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it.  You should assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the dates of those documents, regardless of the time of delivery of those documents or of any sale of the shares.  Our business, financial condition, results of operations and prospects may have changed since the dates of those documents.  You should also read and consider the information in the documents we have referred you to in the section of the accompanying prospectus entitled "Further Information."

We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  Persons outside the United States who come into possession of this prospectus supplement or the accompanying prospectus must inform themselves about, and observe any restrictions relating to, the offering of the Common Stock and the distribution of this prospectus supplement and the accompanying prospectus outside the United States.

TABLE OF CONTENTS

Prospectus Supplement
Page

THE OFFERING	S-1
TABLE OF FEES AND EXPENSES	S-2
RISK FACTORS	S-3
FORWARD-LOOKING INFORMATION	S-3
USE OF PROCEEDS	S-4
CAPITALIZATION	S-4
PRICE RANGE OF COMMON STOCK	S-5
RECENT DEVELOPMENTS	S-5
UNDERWRITING	S-7
LEGAL MATTERS	S-9
Prospectus
Page
PROSPECTUS SUMMARY	1
AVAILABLE INFORMATION	8
TABLE OF FEES AND EXPENSES	8
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA	9
SELECTED QUARTERLY DATA (UNAUDITED)	11
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	12
RISK FACTORS	32
FORWARD-LOOKING INFORMATION	42
USE OF PROCEEDS	43
PRICE RANGE OF COMMON STOCK	43
BUSINESS	44
GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES	55
DETERMINATION OF NET ASSET VALUE	61
INVESTMENT POLICIES	64
MANAGEMENT OF THE COMPANY	68
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS	68
EXECUTIVE COMPENSATION	75
OTHER INFORMATION	91
BROKERAGE	91
DIVIDENDS AND DISTRIBUTIONS	91
TAXATION	91
CERTAIN GOVERNMENT REGULATIONS	95
CAPITALIZATION	97
PLAN OF DISTRIBUTION	97
LEGAL MATTERS	98
EXPERTS	98
FURTHER INFORMATION	98
PRIVACY POLICY	99
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

THE OFFERING

Common Stock offered by us	4,250,000 shares
Over-Allotment Option	4,887,500 shares of Common Stock to be offered by us if the Underwriter exercises its over-allotment option to purchase 637,500 additional shares of Common Stock in full.
Common Stock to be outstanding after the offering	Up to 30,854,258[1] shares (assuming the over-allotment option is exercised in full by the Underwriter).
Risk Factors
See "Risk Factors" beginning on page S-3 of this prospectus supplement and page 32 of the accompanying prospectus for a discussion of factors you should consider carefully when making an investment decision.

Use of proceeds
We estimate that the total net proceeds to us from the sale of the securities offered pursuant to this prospectus supplement will be approximately $21,844,750, based on the closing price of our Common Stock on October 5, 2009 of $5.55 per share, and assuming we sell 4,250,000 shares (after deducting underwriting discount and all estimated offering expenses payable to us). We intend to use these net proceeds as set forth in "Use of Proceeds" below.

Nasdaq Global Market Symbol	TINY

(1)The number of shares of our Common Stock to be outstanding immediately after this offering as shown above is based on 25,966,758 shares of Common Stock outstanding as of October 5, 2009.  This number excludes:

•	options to purchase approximately 1,345,836 shares of Common Stock at an exercise price of $10.11 outstanding as of October 5, 2009;

•	options to purchase approximately 1,302,409 shares of Common Stock at an exercise price of $11.11 outstanding as of October 5, 2009;

•	options to purchase approximately 346,784 shares of Common stock at an exercise price of $6.18 outstanding as of October 5, 2009;

•	options to purchase approximately 1,163,724 shares of Common Stock at an exercise price of $6.92 outstanding as of October 5, 2009;

•	options to purchase approximately 222,814 shares of Common Stock at an exercise price of $3.75 outstanding as of October 5, 2009;

•	options to purchase approximately 200,000 shares of Common Stock at an exercise price of $4.46 outstanding as of October 5, 2009; and

•	approximately 3,703 additional shares of Common Stock reserved for issuance under our equity incentive plans as of October 5, 2009.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Stock.  We caution you that some of the percentages indicated in the table below are estimates and may vary.  Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming we sell 4,250,000 shares of Common Stock pursuant to this prospectus supplement and the accompanying prospectus and that we incur the estimated offering expenses.  The price per share used in this calculation was the closing price of our Common Stock on October 5, 2009 of $5.55.

Shareholder Transaction Expenses
Sales Load(1) (as a percentage of offering price)	6.00%
Offering Expenses (as a percentage of offering price)	1.39%
Annual Expenses (as a percentage of net assets attributable to Common Stock)
Management Fees(2)	N/A
Other Expenses(3)
Salaries and Benefits(4)	4.57%
Administration and Operations(5)	1.68%
Professional Fees	0.67%
Total Annual Expenses(6)	6.92%
_______________________________
(1)	This represents the underwriting discount of six percent (6%) of the gross proceeds of this offering.

(2)	The Company has no external management fees, as it is internally managed.

(3)	"Other Expenses" are based on projected amounts for the fiscal year ending December 31, 2009.

(4)
"Salaries and Benefits" includes projected non-cash, stock-based compensation expense of $3,077,321 for the year ending December 31, 2009.  The Company accounts for stock-based compensation expense pursuant to SFAS No. 123(R) "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital.  There is no effect on net asset value from stock-based compensation expense at the time of grant.  If options are exercised, net asset value per share will be decreased if the net asset value per share at the time of exercise is higher than the exercise price, and net asset value per share will be increased if the net asset value per share at the time of exercise is lower than the exercise price.  Excluding the non-cash, stock-based compensation expense, projected "Salaries and Benefits" total $2,968,744 or 2.24 percent of net assets attributable to Common Stock for the year ending December 31, 2009.

(5)	"Administration and Operations" includes expenses incurred for administration, operations, rent, directors’ fees and expenses, depreciation and custodian fees.

(6)
"Total Annual Expenses" includes projected non-cash compensation expense of $3,077,321 for the year ending December 31, 2009.  See Footnote (4) above.  Cash-based total annual expenses as a percentage of net assets attributable to Common Stock are 4.59 percent for the year ending December 31, 2009.

Example

The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock.  In calculating these amounts, we have assumed that we have not incurred any leverage and that our annual operating expenses remain at the levels set forth in the above table, including the non-cash, stock-based compensation expenses.

On the basis of the foregoing, including the non-cash, stock-based compensation expense, you would pay the following expenses on a $10,000 investment, assuming a five percent annual return:*

1 Year	3 Years	5 Years	10 Years
$1,374	$2,607	$3,793	$6,565

*
This example includes non-cash, stock-based compensation.  Excluding the non-cash, stock-based compensation, you would pay expenses of $1,165 in one year, $2,022 in three years, $2,886 in five years and $5,078 in 10 years, on a $10,000 investment, assuming a five percent return.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly.  The assumed five percent annual return is required by the SEC and is not a prediction of, and does not represent, the projected or actual performance of our Common Stock.  The above example should not be considered a representation of actual or future expenses, and actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

RISK FACTORS

Investing in our Common Stock involves significant risks.  You should carefully consider the risks and uncertainties described below and the risk factors beginning on page 32 of the accompanying prospectus before you purchase any of our Common Stock.  These risks and uncertainties are not the only ones we face.  Unknown additional risks and uncertainties, or ones that we currently consider immaterial, may also impair our business.  If any of these risks or uncertainties materializes, our business, financial condition or results of operations could be materially adversely affected.  In this event, the trading price of our Common Stock could decline, and you could lose all or part of your investment.

Risks Relating to this Offering

Future sales of our Common Stock in the public market could cause our stock price to fall.

Sales of a substantial number of shares of our Common Stock in the public market, or the perception that these sales might occur, could depress the market price of our Common Stock and could impair our ability to raise capital through the sale of additional equity securities.  As of October 5, 2009, we had 25,966,758  shares of Common Stock outstanding, all of which shares, other than shares held by our directors and certain officers which are subject to 90-day lock-up agreements in connection with this offering, were eligible for sale in the public market, subject in some cases to the volume limitations and manner of sale requirements under Rule 144.  In addition, all of the shares offered under this prospectus supplement and the accompanying prospectus will be freely tradable without restriction or further registration upon issuance.

The price you pay in the offering will be more than the net asset value per share after giving effect to the offering.

On June 30, 2009, our net asset value per share was $4.27.  Assuming we sell 4,250,000 shares of Common Stock, the net asset value per share after giving effect to the gross proceeds of the offering will be approximately $4.45 (or $4.47 if the over-allotment option is exercised in full), which is less than the price you paid in the offering.

For additional risk factors, please see "Risk Factors" on page 32 in the accompanying prospectus.

FORWARD-LOOKING INFORMATION

This prospectus supplement may contain "forward-looking statements" based on our current expectations, assumptions and estimates about us and our industry.  These forward-looking statements involve risks and uncertainties.  Words such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may," "might," "could," "continue" and other similar expressions identify forward-looking statements.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements as a result of several factors more fully described in "Risk Factors" and elsewhere in this prospectus supplement.  The forward-looking statements made in this prospectus supplement relate only to events as of the date on which the statements are made.  We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made by business development companies.

USE OF PROCEEDS

We estimate that the total net proceeds to us from the sale of the securities offered pursuant to this prospectus supplement will be approximately $21,844,750 (or $25,170,588 if the over-allotment option is exercised in full) based on the closing price of our Common Stock on October 5, 2009 of $5.55 per share, after deducting the underwriting discount and all estimated offering expenses payable by us.

In the first half of 2009, we made no new investments in private portfolio companies because of the disarray in the venture capital markets.  We expect to make both new and follow-on investments in portfolio companies in accordance with our investment objective with the net proceeds of this offering.  We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offering.  The net proceeds of this offering invested after two years will only be used for follow-on investments.  Reserves for follow-on investments in any particular initial investment may be no more than the greater of twice the investment to-date or five times the initial investment in the case of seed-stage investments, though we may invest more than the amount reserved for this purpose in any particular portfolio holding.  Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies.  Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which we expect will yield less than our operating expense ratio.  We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments.  Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses.  If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

CAPITALIZATION

We are authorized to issue 45,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share.  Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights.  When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable.  Shares of Common Stock are not redeemable and have no preemptive, conversion, or cumulative voting rights.

The following table shows the number of shares of (i) capital stock authorized, (ii) the amount held by us or for our own account, and (iii) capital stock outstanding for each class of our authorized securities as of October 5, 2009.

Title of Class	Number Authorized	Number Held by Company or for its Own Account	Number Outstanding
Common Stock	45,000,000	1,828,740	25,966,758 (1)
Preferred Stock	2,000,000	0	0

(1)  The number of shares of our Common Stock outstanding excludes:

•	options to purchase approximately 1,345,836 shares of Common Stock at an exercise price of $10.11 outstanding as of October 5, 2009;

•	options to purchase approximately 1,302,409 shares of Common Stock at an exercise price of $11.11 outstanding as of October 5, 2009;

•	options to purchase approximately 346,784 shares of Common stock at an exercise price of $6.18 outstanding as of October 5, 2009;

•	options to purchase approximately 1,163,724 shares of Common Stock at an exercise price of $6.92 outstanding as of October 5, 2009;

•	options to purchase approximately 222,814 shares of Common Stock at an exercise price of $3.75 outstanding as of October 5, 2009;

•	options to purchase approximately 200,000 shares of Common Stock at an exercise price of $4.46 outstanding as of October 5, 2009; and

•	approximately 3,703 additional shares of Common Stock reserved for issuance under our equity incentive plans as of October 5, 2009.

PRICE RANGE OF COMMON STOCK

Our Common Stock is traded on the Nasdaq Global Market under the symbol "TINY."

The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq Global Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Net Asset Value ("NAV") Per Share at End of Period	Premium or (Discount) as a % of NAV
Quarter Ended	High	Low		High	Low

March 31, 2007	13.58	11.00	5.27	157.7	108.7
June 30, 2007	14.32	11.01	5.54	158.5	98.7
September 30, 2007	11.79	9.51	5.69	107.2	67.1
December 31, 2007	11.10	8.00	5.93	87.2	34.9

March 31, 2008	8.98	5.76	5.86	53.2	(1.7)
June 30, 2008	8.73	6.00	5.95	46.7	0.8
September 30, 2008	8.50	4.97	4.68	81.6	6.2
December 31, 2008	6.58	3.10	4.24	55.2	(26.9)

March 31, 2009	4.48	2.65	4.22	6.2	(37.2)
June 30, 2009	5.99	3.57	4.27	40.3	(16.4)
September 30, 2009	6.93	5.01	--	--	--
Through October 5, 2009	6.31	5.50	--	--	--

Historically, the shares of our Common Stock have traded at times at a discount and at other times at a premium to net asset value.  The last reported price for our Common Stock on October 5, 2009 was $5.55 per share.  As of October 5, 2009, we had approximately 138 shareholders of record.

RECENT DEVELOPMENTS

Portfolio Companies:

On July 2, 2009, we made a $250,000 follow-on investment in a privately held tiny technology portfolio company.

On July 17, 2009, we made a $533,239 follow-on investment in a privately held tiny technology portfolio company.

On July 27, 2009, we made a $125,000 follow-on investment in a privately held tiny technology portfolio company.

On August 7, 2009, we made a $515,756 follow-on investment in a privately held tiny technology portfolio company.

On August 7, 2009, we made a $99,624 investment in Orthovita, Inc., a publicly traded company.

On August 14, 2009, we made a $99,808 investment in Orthovita, Inc., a publicly traded company.

On August 19, 2009, we made a $1,635,775 follow-on investment in a privately held tiny technology portfolio company.

On August 26, 2009, we made a $250,124 follow-on investment in a privately held tiny technology portfolio company.

On August 28, 2009, we made a $374,999 follow-on investment in a privately held tiny technology portfolio company.

On September 17, 2009, we made a $200,000 follow-on investment in a privately held tiny technology portfolio company.

On October 1, 2009, we made a $721,090 follow-on investment in a privately held tiny technology portfolio company.

Other:

During the period from July 1, 2009, through October 5, 2009, a total of 107,185 stock options were exercised for total proceeds to the Company of $401,944.

On September 22, 2009, the Board of Directors appointed an Ad Hoc Pricing Committee in connection with this offering.  The Pricing Committee is responsible for determining the price at which shares of our Common Stock shall be sold in any offering, determining the exact number of shares to be sold, determining any other terms with respect to the sale of our Common Stock, and for taking all such further actions as it may deem necessary or appropriate in connection with the transactions contemplated by this prospectus supplement and the accompanying prospectus.  The members of the Pricing Committee are Dugald A. Fletcher, G. Morgan Browne, W. Dillaway Ayres, and Dr. Phillip A. Bauman.

On September 24, 2009, the Company entered into a lease agreement with Rosh 1450 Properties LLC (the "Lease") for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York.  The lease will commence on the later of January 1, 2010, or when the leasehold improvements are completed.  We plan to use the office space to replace our current offices in New York City, which serve as our corporate headquarters.   The base rent is $36 per square foot with a 2.5 percent increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the Lease term.  The Lease expires on December 31, 2019.  We have one option to extend the Lease term for a five-year period, provided that we are not in default under the Lease.  Annual rent during the renewal period will equal 95 percent of the fair market value of the leased premises, as determined in accordance with the Lease.  Upon an event of default, the Lease provides that the landlord may terminate the Lease and require us to pay all rent that would have been payable during the remainder of the Lease or until the date the landlord re-enters the premises.

UNDERWRITING

We and the underwriter named below have entered into an underwriting agreement with respect to the shares of Common Stock being offered by us in this offering.  Subject to the terms and conditions of the underwriting agreement, the underwriter named below, as the sole underwriter, has agreed to purchase from us the number of shares of our Common Stock set forth opposite its name on the table below at the public offering price, less the underwriting discounts and commissions, as set forth on the cover page of this prospectus supplement as follows:

Name	Number of Shares
Needham & Company, LLC	4,250,000

Total	4,250,000

The underwriting agreement provides that the obligations of the underwriter to pay for and accept delivery of the shares of Common Stock offered by this prospectus supplement are subject to the approval of certain legal matters by its counsel, including in the event of a material adverse change in economic, political or financial conditions.  The obligations of the underwriter may also be terminated upon the occurrence of other events specified in the underwriting agreement. The underwriter is committed to purchase all of the shares of Common Stock being offered by us if any shares are purchased.  However, the underwriter is not required to take or pay for the shares covered by the underwriter’s over-allotment option described below.

The underwriter proposes to offer the shares of Common Stock to the public at the public offering price set forth on the cover page of this prospectus supplement.  The underwriter may offer the Common Stock to securities dealers at the price to the public less a concession not in excess of $              per share.  Securities dealers may re-allow a concession not in excess of $         per share to other dealers.  After the shares of Common Stock are released for sale to the public, the underwriter may vary the offering price and other selling terms from time to time.

We have granted to the underwriter an option, exercisable not later than thirty (30) days after the date of this prospectus supplement, to purchase up to an aggregate of 637,500 additional shares of Common Stock at the public offering price set forth on the cover page of the prospectus supplement, less the underwriting discounts and commissions. The underwriter may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of Common Stock offered hereby.

The following table summarizes the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriter of its over-allotment option.

Total
	Per Share	Without Over-Allotment	With Over-Allotment
Public offering price	$	$	$
Underwriting discount
Proceeds, before expenses, to us

We estimate that the total expenses of this offering, excluding underwriting discounts and commissions, will be approximately $327,500 assuming we sell 4,250,000 shares of Common Stock pursuant to this prospectus supplement and the accompanying prospectus.

We have agreed to indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, for any inaccuracy in our representations and warranties contained in the underwriting agreement and for any failure to perform our contractual and legal obligations in connection with the offering.  We have also agreed to contribute to payments the underwriter may be required to make in respect of any such liabilities.

We, along with our executive officers and directors, have agreed with the underwriter, subject to certain exceptions, to certain lock-up provisions with regard to future sales of our Common Stock for a period of 90 days following the date of this prospectus supplement, as set forth in the underwriting agreement.

In order to facilitate the offering of the Common Stock, the underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Stock. Specifically, the underwriter may sell more shares than it is obligated to purchase under the underwriting agreement, creating a short position.  A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriter under the over-allotment option.  The underwriter can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market.  In determining the source of shares to close out a covered short sale, the underwriter will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The underwriter may also sell shares in excess of the over-allotment option, creating a naked short position. The underwriter must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the Common Stock in the open market after pricing that could adversely affect investors who purchased in this offering. As an additional means of facilitating this offering, the underwriter may bid for, and purchase, shares of our Common Stock in the open market to stabilize the price of the Common Stock. These activities may raise or maintain the market price of our Common Stock above independent market levels or prevent or slow a decline in the market price of our Common Stock. The underwriter is not required to engage in these activities, and may end any of these activities at any time.

Our Common Stock is listed on the NASDAQ Global Market under the symbol “TINY.”

The underwriting agreement and any selling group agreement to be entered into between the underwriter and any other selling agent will be included as an exhibit to a post-effective amendment to the registration statement of which this prospectus supplement and the accompanying prospectus are a part.

The transfer agent for our Common Stock to be issued in this offering is American Stock Transfer & Trust Company.

United Kingdom

This document is only being distributed to and is only directed at (i) persons who are outside the United Kingdom or (ii) to investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (e) of the Order (all such persons together being referred to as “relevant persons”). The shares of Common Stock are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Common Stock will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

The underwriter has represented and agreed that:

(a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 or FSMA) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA does not apply to us, and

(b) it has complied with, and will comply with all applicable provisions of FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

European Economic Area

To the extent that the offer of the Common Stock is made in any Member State of the European Economic Area that has implemented the Prospectus Directive before the date of publication of a prospectus in relation to the Common Stock which has been approved by the competent authority in the Member State in accordance with the Prospectus Directive (or, where appropriate, published in accordance with the Prospectus Directive and notified to the competent authority in the Member State in accordance with the Prospectus Directive), the offer (including any offer pursuant to this document) is only addressed to qualified investors in that Member State within the meaning of the Prospectus Directive or has been or will be made otherwise in circumstances that do not require us to publish a prospectus pursuant to the Prospectus Directive.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

(a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities,

(b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts, or

(c) in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive. For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The EEA selling restriction is in addition to any other selling restrictions. In relation to each Relevant Member State, each purchaser of shares of Common Stock (other than the underwriter) will be deemed to have represented, acknowledged and agreed that it will not make an offer of shares of Common Stock to the public in any Relevant Member State, except that it may, with effect from and including the date on which the Prospectus Directive is implemented in the Relevant Member State, make an offer of shares of Common Stock to the public in that Relevant Member State at any time in any circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive, provided that such purchaser agrees that it has not and will not make an offer of any shares of Common Stock in reliance or purported reliance on Article 3(2)(b) of the Prospectus Directive. For the purposes of this provision, the expression an “offer of Shares to the public” in relation to any shares of Common Stock in any Relevant Member State has the same meaning as in the preceding paragraph.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock.  Certain legal matters in connection with this offering will be passed upon for the underwriter by Proskauer Rose LLP, New York, New York.

7,000,000 Shares

Common Stock

Harris & Harris Group, Inc.®, is a venture capital company that specializes in nanotechnology and microsystems.  We operate as a non-diversified business development company ("BDC") under the Investment Company Act of 1940.  We may offer, from time to time, shares of our Common Stock, $0.01 par value per share ("Common Stock"), in one or more delayed offerings.  The Common Stock may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").  The offering price per share of our Common Stock will not be less than the net asset value per share of our Common Stock at the time we make the offering exclusive of any underwriting commissions or discounts, unless we have shareholder approval.  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Common Stock.

Our Common Stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Common Stock, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  We may not sell any of our Common Stock through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Common Stock.  Our Common Stock is listed on the Nasdaq Global Market under the symbol "TINY."  On September 17, 2009, the last reported sale price of our Common Stock was $6.36.

An Investment in the Securities Offered in this Prospectus Involves a High Degree of Risk.  You Should Consider Investing in Us Only if You Are Capable of Sustaining the Loss of Your Entire Investment. See "Risk Factors" beginning on page 32.

This Prospectus sets forth concisely the information about us that a prospective investor should know before investing.  You should read this Prospectus, before deciding whether to invest in our Common Stock, and retain it for future reference.  You may obtain our annual reports, request other information about us and make shareholder inquiries by calling toll free 1-877-846-9832.  Additional information about us has been filed with the Securities and Exchange Commission ("SEC") and is available upon written or oral request and without charge.  We also make available our annual reports, free of charge, on our website at www.HHVC.com.  Information on our website is not part of this Prospectus and should not be considered as such when making your investment decision.  Material incorporated by reference and other information about us can be obtained from the SEC's website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The date of the Prospectus is September 21, 2009.

[This Page Intentionally Left Blank]

You should rely only on the information contained or incorporated by reference in this Prospectus or any prospectus supplements.  We have not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.  Prospective investors should assume that the information appearing in this Prospectus or any prospectus supplements is accurate only as of the dates on their covers.  Our business, financial condition, results of operations and prospects may have changed since that date.  The Prospectus and any prospectus supplements will be updated to reflect any material changes.

In this Prospectus, unless otherwise indicated, "Harris & Harris Group," "Company," "us," "our" and "we" refer to Harris & Harris Group, Inc.® "Harris & Harris Group, Inc." is a registered service mark.  "Nanotech for Cleantech," "Nanotech for Healthcare" and "Nanotech for Electronics" are service marks.  This Prospectus also includes trademarks owned by other persons.

___________________

TABLE OF CONTENTS
Page

PROSPECTUS SUMMARY	1
AVAILABLE INFORMATION	8
TABLE OF FEES AND EXPENSES	8
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA	9
SELECTED QUARTERLY DATA (UNAUDITED)	11
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	12
RISK FACTORS	32
FORWARD-LOOKING INFORMATION	42
USE OF PROCEEDS	43
PRICE RANGE OF COMMON STOCK	43
BUSINESS	44
GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES	55
DETERMINATION OF NET ASSET VALUE	61
INVESTMENT POLICIES	64
MANAGEMENT OF THE COMPANY	68
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS	68
EXECUTIVE COMPENSATION	75
OTHER INFORMATION	91
BROKERAGE	91
DIVIDENDS AND DISTRIBUTIONS	91
TAXATION	91
CERTAIN GOVERNMENT REGULATIONS	95
CAPITALIZATION	97
PLAN OF DISTRIBUTION	97
LEGAL MATTERS	98
EXPERTS	98
FURTHER INFORMATION	98
PRIVACY POLICY	99
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

[This Page Intentionally Left Blank]

PROSPECTUS SUMMARY

This summary highlights information that is described more fully elsewhere in this Prospectus and in the documents to which we have referred.  It may not contain all of the information that is important to you.  To understand the offering fully, you should read the entire document carefully, including the risk factors beginning on page 32.

Our Business

Harris & Harris Group, Inc., is a venture capital company that specializes in making investments in companies commercializing and integrating products enabled by nanotechnology and microsystems.  We sometimes use "tiny technology" to describe both of these disciplines.  We operate as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act.  For tax purposes, we operate as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code.  We are an internally managed, non-diversified investment company; that is, our officers and employees, rather than an investment adviser, manage our operations under the general supervision of our Board of Directors.  Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments. We define venture capital investments as the money and resources made available to privately held start-up firms and privately held and publicly traded small businesses with exceptional growth potential.  Our approach includes patient examination of available venture investment opportunities, thorough due diligence and close involvement with management.

We believe that we are the only publicly traded business development company making venture capital investments exclusively in nanotechnology and microsystems.  We believe we provide three core benefits to our shareholders.  First, we are an established firm with a track record of investing in venture capital-backed companies.  Second, we provide shareholders with access to emerging companies that commercialize and integrate products enabled by nanotechnology and microsystems that are generally privately owned.  Third, we provide access to a vehicle that has historically provided returns comparable to the median of those of the private venture capital industry and, unlike private venture capital firms, is both transparent and liquid.   We seek to provide our shareholders with a specific focus on nanotechnology and microsystems through a portfolio of venture capital investments that addresses a variety of markets and products.  Our tiny technology investment policy is not a "fundamental policy" under the 1940 Act and, accordingly, may be changed without shareholder approval, although we will give shareholders at least 60 days prior written notice of any change.

As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field, particularly while many companies commercializing and integrating products enabled by nanotechnology and microsystems are still private.  By making investments in companies that control intellectual property relevant to nanotechnology and microsystems, we are building a portfolio that we believe will be difficult to replicate in the future.  We typically invest as part of a syndicate of venture capital firms. However, we may provide seed capital before forming a syndicate with other investors and we may invest in small public companies with large growth potential.  We may maintain our investment in an investee company after it goes public, even after our co-investors sell or distribute their shares.

To the investor, we offer:

•	a portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•
a team of professionals to evaluate and monitor investments, comprising five full-time members of management, including four Managing Directors, Douglas W. Jamison, Alexei A. Andreev, Michael A. Janse and Daniel B. Wolfe, and a Vice President, Misti Ushio.  One of our directors, Lori D. Pressman, is also a consultant to us.  These six professionals collectively have expertise in venture capital investing, intellectual property and nanotechnology and microsystems;

•	the opportunity to benefit from our experience in a new field expected to permeate a variety of industries;

•	through the ownership of our publicly traded shares, a measure of liquidity not typically available in underlying venture capital portfolio investments; and

•	transparency resulting from requirements to make certain public disclosures about our investments.

We make venture capital investments exclusively in companies commercializing and integrating products enabled by nanotechnology or microsystems.  Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter.  Microsystems, including microelectromechanical systems ("MEMS") are measured in micrometers, which are units of measurement in millionths of a meter.  We consider a company to fit our investment thesis if the company employs or intends to employ technology that we consider to be at the microscale or smaller and if the employment of that technology is material to its business plan.  At June 30, 2009, 57.9 percent of our net assets and 100 percent of our venture capital portfolio were invested in companies commercializing and integrating products enabled by nanotechnology or microsystems. We may also make follow-on investments in any of our portfolio companies.  The balance of our funds is currently invested in U.S. treasury securities.

Nanotechnology is multidisciplinary and widely applicable, and it incorporates technology that was not previously in widespread use.  Products enabled by nanotechnology are found in many industries, including instrumentation, computing, electronics, photonics, pharmaceuticals, medical devices, textiles, sporting goods, aerospace, automotive and cleantech, which includes alternative-energy and energy-saving products.  Our nanotechnology investments have developed around three main industry clusters: cleantech (47 percent of our venture capital portfolio on June 30, 2009); electronics, including semiconductors (33 percent of our venture capital portfolio on June 30, 2009); and healthcare (10 percent of our venture capital portfolio on June 30, 2009).  We call these three areas "Nanotech for CleantechSM," "Nanotech for ElectronicsSM," and "Nanotech for HealthcareSM," respectively.  We have and may continue to make investments outside these industry areas, and we may not maintain these industry clusters or the weightings within these clusters.  The use of nanotechnology-enabled advanced materials for cleantech, in particular, is an area of increasing global interest, and these types of materials are the cornerstones of new generations of photovoltaics, batteries, solid-state lighting, fuel cells, biofuels and other energy-related applications that are the focus of a number of recently funded early-stage companies.

The number of investment opportunities in nanotechnology and microsystems available to us has continued to increase in recent years, through both new opportunities and opportunities for follow-on investments in our existing portfolio companies.  We believe that our expertise and record of prior investments in nanotechnology and microsystems are likely to lead us to additional such investment opportunities in the future.

We identify investment opportunities primarily through five channels:

•	our involvement in the field of nanotechnology and microsystems;

•	research institutions, universities, and corporations that seek to transfer their scientific discoveries to the private sector;

•	other venture capital companies seeking co-investors or referring deals to us;

•	referrals from our portfolio companies; and

•	direct calls and business plan submissions by companies, business incubators and individuals seeking venture capital.

We review approximately 300 business opportunities per year, of which:

•	about 30 percent will qualify for an initial presentation;

•	about 10 percent will become the subject of formal due diligence; and

•	less than 3 percent, generally, will be voted upon by our investment team.

We intend to use the net proceeds of this offering to:

•	increase our capital in order to take advantage of new investment opportunities and follow-on investment opportunities in our existing portfolio companies;

•	increase our operating efficiency, as our costs are primarily fixed and will represent a smaller percentage of our total assets after giving effect to this offering; and

•	pay operating expenses, including due diligence expenses on potential investments.

Nanotechnology and Microsystems

Nanotechnology refers to materials, devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers.  A nanometer is 0.000000001 meter, or one billionth of a meter.  It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics.  At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.  Microsystems refers to materials, devices and processes that are on a micrometer size scale.  A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter.  In practice, any device, or device enabled by components, in a size range from 100 microns down to 0.1 micron may be considered "micro."

In our view, nanotechnology is neither an industry nor a single technology, but a variety of enabling technologies with critical dimensions below 100 nanometers.  Nanotechnology manifests itself in tools, materials, systems and devices that address broad markets, including instrumentation, cleantech, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery.  Historically, many significant transitions in the properties and capabilities of products were enabled by the ability to study and manipulate matter on increasingly smaller scales.  We believe the ability to study and manipulate matter on the nanoscale, in particular, will be a key enabling component of the next wave of product innovation in many large, diverse and important markets.  We believe the benefits of nanotechnology are a result primarily of five key attributes:  1) new tools that enable the study and manipulation of matter at the nanoscale; 2) new properties that emerge from materials with nanoscale dimensions; 3) the ability to manipulate and use the power of biology for applications ranging from the development of new therapeutic treatments to the production of renewable fuels and chemicals; 4) the ability to manufacture products through additive processes that are more cost efficient and less wasteful than standard subtractive methods; and 5) the opportunity to solve problems using tools and knowledge from the convergence of traditionally disparate scientific disciplines.  This concept of convergence is particularly unique to nanotechnology as it often requires the integration of multiple disciplines, including biology, physics, chemistry, materials science, computer science and the engineering sciences.

Examples of nanotechnology-enabled products currently on the market are quite diverse.  They include sensors, semiconductor chips, batteries, cosmetics, nanoclays and other nanomaterial-based fillers, textiles, fast acting painkillers and certain pharmaceutical therapeutics.

We currently have 17 companies in our portfolio that generate commercial revenue from the sale of products or services enabled by nanotechnology and microsystems.  These companies offer a range of products including components for optical networking, high-brightness light-emitting diodes (LEDs), imaging devices for security and surveillance, printable electronics, nano-imprint lithography equipment for the manufacturing of semiconductor devices, X-ray imaging equipment, optical switches, solid-state cooling, metabolomic profiling services for diagnosis of states of disease, synthetic carbohydrates for vaccines and decorative tiles.

Although the practical application of nanotechnology and microsystems requires great expertise to implement in manufacturing processes, we believe that their broad applicability presents significant and diverse market opportunities.

Risk Factors

Set forth below is a summary of certain risks that you should carefully consider before investing in our Common Stock.  See "Risk Factors" beginning on page 32 for a more detailed discussion of the risks of investing in our Common Stock.

Risks related to the companies in our portfolio.

•	The recent financial crisis could increase the non-performance risk for our portfolio companies.

•
A continuing lack of initial public offering opportunities and a decrease in merger and acquisition transactions may cause companies to stay in our portfolio longer, leading to lower returns, write-downs and write-offs.

•	Investing in small, private companies involves a high degree of risk and is highly speculative.

•	We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

•	Our portfolio companies may not successfully develop, manufacture or market their products.

•	Our portfolio companies working with nanotechnology and microsystems may be particularly susceptible to intellectual property litigation.

•
The value of our portfolio could be adversely affected if the technologies utilized by our portfolio companies are found, or even rumored or feared, to cause health or environmental risks, or if legislation is passed that limits the commercialization of any of these technologies.

•
Our Nanotech for CleantechSM and Nanotech for ElectronicsSM portfolios are currently the largest portions of our venture capital portfolio, and, therefore, fluctuations in the value of the companies in these portfolios may adversely affect our net asset value per share to a greater degree than other sectors of our portfolio.

•	Our Nanotech for HealthcareSM portfolio companies are subject to several risks which may adversely affect the value of our Nanotech for HealthcareSM portfolio.

•	The three main industry clusters around which our nanotechnology investments have developed are all capital intensive.

•	Our portfolio companies may generate revenues from the sale of products that are not enabled by nanotechnology.

•	Our portfolio companies may incur debt that ranks senior to our investments in such companies.

Risks related to the illiquidity of our investments.

•	We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

•	Unfavorable regulatory changes could impair our ability to exit investments in our portfolio companies.

•	Even if some of our portfolio companies complete initial public offerings, the returns on our investments in those companies would be uncertain.

Risks related to our Company.

•	Our business may be adversely affected by the recent financial crisis and our ability to access the capital markets.

•
Because there is generally no established market in which to value our investments, our Valuation Committee's value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

•	Changes in valuations of our privately held, early stage companies tend to be more volatile than changes in prices of publicly traded securities.

•	We may continue to experience material write-downs of securities of portfolio companies.

•
Because we do not choose investments based on a strategy of diversification, nor do we rebalance the portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, the value of our portfolio is subject to greater volatility than the value of companies with more broadly diversified investments.

•	We are dependent upon key management personnel for future success and may not be able to retain them.

•	The market for venture capital investments, including nanotechnology investments, is highly competitive.

•
In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

•	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

•
Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to common shareholders more volatile.

•	We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of Common Stock shareholders.

•	Loss of status as a regulated investment company could reduce our net asset value and distributable income.

•	We operate in a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

•	Market prices of our Common Stock will continue to be volatile.

•	Quarterly results fluctuate and are not indicative of future quarterly performance.

•	To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

•	Investment in foreign securities could result in additional risks.

Risks related to this offering.

•	Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

•	We will have discretion over the use of proceeds of this offering.

•	Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term.

•
The Board of Directors intends to grant stock options to our employees pursuant to the Company's Equity Incentive Plan.  When exercised, these options may have a dilutive effect on existing shareholders.

•	You have no right to require us to repurchase your shares.

Other Information

Our website is www.HHVC.com and is not incorporated by reference into this Prospectus.  We make available free of charge through our website the following materials (which are not incorporated by reference unless specifically stated in this Prospectus) as soon as reasonably practicable after filing or furnishing them to the SEC:

•	our annual report on Form 10-K;

•	our quarterly reports on Form 10-Q;

•	our current reports on Form 8-K; and

•	amendments to those reports.

The Offering

Common Stock offered
We may offer, from time to time, up to a total of 7,000,000 shares of our Common Stock available under this Prospectus on terms to be determined at the time of the offering. Our Common Stock may be offered at prices and on terms to be set forth in one or more Prospectus Supplements.  The offering price per share of our Common Stock will not be less than the net asset value per share of our Common Stock at the time we make the offering exclusive of any underwriting commissions or discounts, unless we have shareholder approval.

Use of proceeds
We estimate the total net proceeds of the offering to be up to $41,529,300 based on the last reported price for our Common Stock on September 17, 2009, of $6.36.

In the first half of 2009, we made no new investments because of the disarray in the venture capital markets.  We expect to make both new and follow-on investments with the proceeds of this offering.  We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offering.  The net proceeds of this offering invested after two years will only be used for follow-on investments.  Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which may yield less than our operating expense ratio.  We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments.  Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses.  If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

Dividends and distributions
To the extent that we retain any net capital gain, we may make deemed capital gain distributions.  If we do make a deemed capital gain distribution, you will not receive a cash distribution, but instead you will receive a tax credit and increase in basis equal to your proportionate share of the tax paid by us on your behalf.  We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax.  We may change this policy in the future.  See "Taxation."

Nasdaq Global Market symbol	TINY

Offering methods
Our Common Stock may be offered directly to one or more purchasers, through agents designated from time to time by us, including in transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, to or through underwriters or dealers or through a combination of any such methods of sale.  See "Plan of Distribution."

AVAILABLE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934 (the "Exchange Act").  You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 202-942-8090 for further information on the Public Reference Room.  The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC.  The address of the SEC's website is www.sec.gov.  Information contained on the SEC's website about us is not incorporated into this Prospectus and you should not consider information contained on the SEC's website to be part of this Prospectus.

You may obtain our annual reports, request other information about us and make shareholder inquiries by calling toll free 1-877-846-9832.  We also make available our annual reports, free of charge, on our website at www.HHVC.com.  Information on our website is not part of this Prospectus and should not be considered as such when making your investment decision.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Stock.  Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering for the 7,000,000 shares registered pursuant to this Prospectus, assuming that we incur the estimated offering expenses.  The price per share used in this calculation was the closing price of our Common Stock on September 17, 2009 of $6.36.

Shareholder Transaction Expenses
Sales Load(1) (as a percentage of offering price)	N/A
Offering Expenses (as a percentage of offering price)	0.72%
Annual Expenses (as a percentage of net assets attributable to Common Stock)
Management Fees(2)	N/A
Other Expenses(3)
Salaries and Benefits(4)	3.98%
Administration and Operations(5)	1.46%
Professional Fees	0.58%
Total Annual Expenses(6)	6.02%

_______________________________

(1)	The actual amounts in connection with any offering will be set forth in the Prospectus Supplement, if applicable.

(2)	The Company has no external management fees because it is internally managed.

(3)	"Other Expenses" are based on projected amounts for the fiscal year ending December 31, 2009.

(4)
"Salaries and Benefits" includes projected non-cash stock-based compensation expense of $3,077,321 for the year ending December 31, 2009.  The Company accounts for stock-based compensation expense pursuant to SFAS No. 123(R) "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital.  There is no effect on net asset value from stock-based compensation expense at the time of grant.  If options are exercised, net asset value per share will be decreased if the net asset value per share at the time of exercise is higher than the exercise price and net asset value per share will be increased if the net asset value per share at the time of exercise is lower than the exercise price.  Excluding the non-cash, stock-based compensation expense, projected "Salaries and benefits" totals $2,968,744 or 1.95 percent of net assets attributable to Common Stock for the year ending December 31, 2009.

(5)	"Administration and Operations" includes expenses incurred for administration, operations, rent, directors' fees and expenses, depreciation and custodian fees.

(6)
"Total Annual Expenses" includes projected non-cash compensation expense of $3,077,321 for the year ending December 31, 2009.  See Footnote (4) above.  Cash-based total annual expenses as a percentage of net assets attributable to Common Stock are 4.0 percent.

Example

The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock.  These amounts are based upon payment by us of expenses at levels set forth in the above table, including the non-cash, stock-based compensation expenses.

On the basis of the foregoing, including the non-cash, stock-based compensation expense, you would pay the following expenses on a $10,000 investment, assuming a five percent annual return:*

1 Year	3 Years	5 Years	10 Years
$667	$1,838	$2,985	$5,753

*
This example includes non-cash, stock-based compensation.  Excluding the non-cash, stock-based compensation, you would pay expenses of $471 in 1 year, $1,280 in 3 years, $2,106 in 5 years and $4,244 in 10 years, on a $10,000 investment, assuming a five percent return.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly.  The assumed five percent annual return is not a prediction of, and does not represent, the projected or actual performance of our Common Stock.  The above example should not be considered a representation of future expenses.  Actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

The information below should be read in conjunction with the Consolidated Financial Statements and Supplementary Data and the notes thereto.  Financial information as of and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, has been derived from our financial statements that were audited by PricewaterhouseCoopers LLP.  Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments which are necessary to present fairly the results for such interim periods.  Interim results at and for the six months ended June 30, 2009, are not necessarily indicative of the results that may be expected for the year ending December 31, 2009.  These historical results are not necessarily indicative of the results to be expected in the future.

BALANCE SHEET DATA

June 30, 2009
(Unaudited)

Total assets	$112,355,847

Total liabilities	$1,942,874

Net assets	$110,412,973

Net asset value per outstanding share	$4.27

Cash dividends paid	$0.00

Cash dividends paid per outstanding share	$0.00

Shares outstanding, end of period	25,859,573

Financial Position as of December 31:

	2008	2007	2006	2005	2004

Total assets	$111,627,601	$142,893,332	$118,328,590	$132,938,120	$79,361,451

Total liabilities	$2,096,488	$4,529,988	$4,398,287	$14,950,378	$4,616,652

Net assets	$109,531,113	$138,363,344	$113,930,303	$117,987,742	$74,744,799

Net asset value per outstanding share	$4.24	$5.93	$5.42	$5.68	$4.33

Cash dividends paid	$0.00	$0.00	$0.00	$0.00	$0.00

Cash dividends paid per outstanding share	$0.00	$0.00	$0.00	$0.00	$0.00

Shares outstanding, end of year	25,859,573	23,314,573	21,015,017	20,756,345	17,248,845

Operating Data for Year Ended December 31:

	2008	2007	2006	2005	2004

Total investment income	$1,987,347	$2,705,636	$3,028,761	$1,540,862	$637,562

Total expenses[1]	$12,674,498	$14,533,179	$10,641,696	$7,006,623	$4,046,341

Net operating loss	$(10,687,151)	$(11,827,543)	$(7,612,935)	$(5,465,761)	$(3,408,779)

Total tax expense (benefit)[2]	$34,121	$87,975	$(227,355)	$8,288,778	$650,617

Net realized (loss) income from investments	$(8,323,634)	$30,162	$258,693	$14,208,789	$858,503

Net (increase) decrease in unrealized depreciation on investments	$(30,170,712)	$5,080,936	$(4,418,870)	$(2,026,652)	$484,162

Net (decrease) increase in net assets resulting from operations	$(49,181,497)	$(6,716,445)	$(11,773,112)	$6,716,376	$(2,066,114)

(Decrease) increase in net assets resulting from operations per average outstanding share	$(1.99)	$(0.30)	$(0.57)	$0.36	$(0.13)

1 Included in total expenses is non-cash, stock-based, compensation expense of $5,965,769 in 2008; $8,050,807 in 2007; and $5,038,956 in 2006.  There was no stock-based compensation expense in 2005 or 2004.  Also included in total expenses are the following profit-sharing expenses:  $0 in each of 2008 and 2007; $50,875 in 2006; $1,796,264 in 2005; and $311,594 in 2004.

2 Included in total tax expense are the following taxes paid by the Company on behalf of shareholders: $0 in each of 2008, 2007 and 2006; $8,122,367 in 2005; and $0 in 2004.

SELECTED QUARTERLY DATA (UNAUDITED)

	2009

	1st Quarter	2nd Quarter

Total investment (loss) income	$(23,561)	$83,834
Net operating loss	$(2,098,879)	$(1,998,271)
Net (decrease) increase in net assets resulting from operations	$(951,424)	$421,367
Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.04)	$0.02

	2008
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$576,302	$467,625	$587,918	$355,502
Net operating loss	$(2,480,618)	$(2,638,283)	$(2,196,739)	$(3,371,511)
Net (decrease) increase in net assets resulting from operations	$(3,289,035)	$1,354,709	$(34,032,747)	$(13,214,424)
Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.14)	$0.06	$(1.32)	$(0.51)

	2007
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$652,498	$637,701	$743,414	$672,023
Net operating loss	$(2,667,118)	$(2,891,667)	$(3,117,595)	$(3,151,163)
Net (decrease) increase in net assets resulting from operations	$(6,390,160)	$(4,093,644)	$604,237	$3,163,122
Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.30)	$(0.19)	$0.03	$0.16

	2006
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$804,862	$785,265	$719,619	$719,015
Net operating loss	$(767,743)	$(693,887)	$(2,988,790)	$(3,162,515)
Net decrease in net assets resulting from operations	$(1,653,990)	$(1,282,997)	$(2,588,092)	$(6,248,033)
Net decrease in net assets resulting from operations per average outstanding share	$(0.08)	$(0.06)	$(0.12)	$(0.31)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Company's unaudited June 30, 2009 Consolidated Financial Statements and the Company's audited 2008 Consolidated Financial Statements and notes thereto.

Background and Overview

We incorporated under the laws of the state of New York in August 1981.  In 1983, we completed an initial public offering.  In 1984, we divested all of our assets except Otisville BioTech, Inc., and became a financial services company with the investment in Otisville as the initial focus of our business activity.

In 1992, we registered as an investment company under the 1940 Act, commencing operations as a closed-end, non-diversified investment company.  In 1995, we elected to become a business development company subject to the provisions of Sections 55 through 65 of the 1940 Act.

We are a venture capital company that specializes in making investments in companies commercializing and integrating products enabled by nanotechnology and microsystems.  Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter.  Microsystems are measured in micrometers, which are units of measurement in millionths of a meter.  We sometimes use "tiny technology" to describe both of these disciplines.

We consider a company to fit our investment thesis if the company employs or intends to employ technology that we consider to be at the microscale or smaller and if the employment of that technology is material to its business plan.  We define venture capital investments as the money and resources made available to privately held start-up firms and privately held and publicly traded small businesses with exceptional growth potential.  By making these investments, we seek to provide our shareholders with a specific focus on nanotechnology and microsystems through a portfolio of venture capital investments that address a variety of markets and products.

We believe that we are the only publicly traded business development company making venture capital investments exclusively in nanotechnology and microsystems.  We believe we provide three core benefits to our shareholders.  First, we are an established firm with a track record of investing in venture capital-backed companies.  Second, we provide shareholders with access to emerging companies that commercialize and integrate products enabled by nanotechnology and microsystems that are generally privately owned.  Third, we provide access to a vehicle that has historically provided returns comparable to the median of those of the private venture capital industry and, unlike private venture capital firms, is both transparent and liquid.

We have discretion in the investment of our capital.  Primarily, we invest in illiquid equity securities.  Generally, these investments take the form of preferred stock, are subject to restrictions on resale and have no established trading market.  Throughout our corporate history, we have made primarily early stage venture capital investments in a variety of industries.  These businesses can range in stage from pre-revenue to cash flow positive.  The businesses in which we invest tend to be thinly capitalized, unproven, small companies that lack management depth, have little or no history of operations and are developing unproven technologies.  We may also make follow-on investments in any of our portfolio companies.

At June 30, 2009, $63,959,811, or 57.9 percent, of our net assets at fair value consisted of private venture capital investments, net of unrealized depreciation of $29,029,756.  At December 31, 2008, $56,965,153, or 52.0 percent, of our net assets at fair value consisted of private venture capital investments, net of unrealized depreciation of $34,124,848.

Historical Investment Track Record

Since our investment in Otisville in 1983 through June 30, 2009, we have made a total of 84 venture capital investments, including four private placement investments in securities of publicly traded companies.  We have exited 52 of these 84 investments, realizing total proceeds of $143,926,604 on our invested capital of $62,274,579.  As measured from first dollar in to last dollar out, the average and median holding periods for these 52 investments were 3.88 years and 3.24 years, respectively.  As measured by the 177 separate rounds of investment within these 52 investments, the average and median holding periods for the 177 separate rounds of investment were 2.93 years and 2.58 years, respectively.

Nineteen of the 52 investments sold were profitable.  The average and median holding periods, as measured from first dollar in, of these 19 profitable investments were 4.03 years and 3.35 years, respectively.  Of these 19 profitable investments, seven were profitable sales after initial public offerings ("IPOs"), eight were profitable merger and acquisition ("M&A") transactions, and four were profitable sales of PIPES.  As measured from first dollar in, the average holding period for profitable exits after IPOs, M&A transactions and PIPES was 4.26 years, 4.06 years and 1.07 years, respectively.

Thirty-three of the 52 investments sold were unprofitable.  Thirty-two of these investments were unprofitable non-IPO disposals, and we sold one investment, in Princeton Video Image, Inc., whose IPO resulted in a loss.  As measured from the first dollar in, the average holding period for the 32 unprofitable non-IPO exits was 3.72 years and the holding period for the unprofitable IPO exit was 7.74 years.

In 1994, we invested in our first nanotechnology company, Nanophase Technologies Corporation.  Recognizing the potential of nanotechnology, we continued to monitor developments in the field, and since 2001, we have made nanotechnology and microsystems the exclusive focus of our initial investment activity.  From August 2001 through June 30, 2009, all 42 of our initial investments have been in companies commercializing or integrating products enabled by nanotechnology or microsystems.  From August 2001 through June 30, 2009, we have invested a total (before any subsequent write-ups, write-downs or dispositions) of $107,866,260 in these companies.

We currently have 31 active tiny technology companies in our portfolio, including one investment made prior to 2001.  At June 30, 2009, from first dollar in, the average and median holding periods for these 31 active tiny technology investments were 4.14 years and 3.64 years, respectively.

Tiny Technology Companies in Our Active Portfolio as of June 30, 2009	Holding Period (Years)
Adesto Technologies Corporation	2.36
Ancora Pharmaceuticals Inc.	2.16
BioVex Group, Inc.	1.76
BridgeLux, Inc. (formerly eLite Optoelectronics, Inc.)	4.12
Cambrios Technologies Corporation	4.64
CFX Battery, Inc. (formerly Lifco, Inc.)	2.03
Cobalt Technologies, Inc.	0.73
Crystal IS, Inc.	4.78
D-Wave Systems, Inc.	3.20
Ensemble Discovery Corporation	2.07
Innovalight, Inc.	3.20
Kovio, Inc.	3.64
Laser Light Engines, Inc.	1.15
Mersana Therapeutics, Inc. (formerly Nanopharma Corporation)	7.38
Metabolon, Inc.	3.47
Molecular Imprints, Inc.	5.25
NanoGram Corporation	6.17
Nanomix, Inc.	4.53
Nanosys, Inc.	6.24
Nantero, Inc.	7.90
NeoPhotonics Corporation 2004	5.57
Nextreme Thermal Solutions, Inc.	4.56
Polatis, Inc. (formerly Continuum Photonics, Inc.)	7.02
PolyRemedy, Inc.	1.39
Questech Corporation (formerly Intaglio, Ltd.)	15.11
Siluria Technologies, Inc.	1.70
SiOnyx, Inc.	3.14

Tiny Technology Companies in Our Active Portfolio as of June 30, 2009	Holding Period (Years)
Solazyme, Inc.	4.60
Starfire Systems, Inc.	5.15
TetraVitae Bioscience, Inc.	0.73
Xradia, Inc.	2.50
Average	4.14
Median	3.64

Our cumulative dollars invested in nanotechnology and microsystems increased from $489,999 for the year ended December 31, 2001, to $107,866,260 through June 30, 2009.

Current Venture Capital Portfolio

The following is a summary of our initial and follow-on investments in nanotechnology from 2005 to June 30, 2009.  We consider a "round led" to be a round where we were the new investor or the leader of a set of investors in an investee company.  Typically, but not always, the lead investor negotiates the price and terms of a deal with the investee company.

	2005	2006	2007	2008	Six Months Ended June 30, 2009

Total Incremental Investments	$16,251,339	$24,408,187	$20,595,161	$17,779,462	$3,451,549

No. of New Investments	4	6	7	4	0

No. of Follow-On Investment Rounds	13	14	20	25	9

No. of Rounds Led	0	7	3	4	1

Average Dollar Amount – Initial	$1,575,000	$2,383,424	$1,086,441	$683,625	$0

Average Dollar Amount – Follow-On	$765,488	$721,974	$649,504	$601,799	$383,505

We value our private venture capital investments each quarter as determined in good faith by our Valuation Committee, a committee of all the independent directors, within guidelines established by our Board of Directors in accordance with the 1940 Act.  (See "Footnote to Consolidated Schedule of Investments" contained in "Consolidated Financial Statements.")

As part of the valuation process, we consider non-performance risk as the risk that a portfolio company will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation.  Our best estimate of the non-performance risk of our portfolio companies has been quantified and included in the valuation of the companies as of June 30, 2009.  In the future, as these companies receive terms for additional financings or are unable to receive additional financing and, therefore, proceed with sales or shutdowns of the business, we expect the contribution of the discount for non-performance risk to vary in importance in determining the values of these companies.

In each of the years in the period 2005 through 2008, and for the six months ended June 30, 2009, the Company recorded the following gross write-ups in privately held securities as a percentage of net assets at the beginning of the year ("BOY"), gross write-downs in privately held securities as a percentage of net assets at the beginning of the year, and net write-ups (write-downs) in privately held securities as a percentage of net assets at the beginning of the year.

	2005	2006	2007	2008	Six Months Ended June 30, 2009

Net Asset Value, BOY	$74,744,799	$117,987,742	$113,930,303	$138,363,344	$109,531,113

Gross Write-Downs During Year	$(3,450,236)	$(4,211,323)	$(7,810,794)	$(39,671,588)	$(6,209,125)

Gross Write-Ups During Year	$23,485,176	$279,363	$11,694,618	$820,559	$9,788,856

Gross Write-Downs as a Percentage of Net Asset Value, BOY	-4.62%	-3.57%	-6.86%	-28.67%	-5.67%

Gross Write-Ups as a Percentage of Net Asset Value, BOY	31.42%	0.24%	10.26%	0.59%	8.94%

Net Write-Downs/Write-Ups as a Percentage of Net Asset Value, BOY	26.8%	-3.33%	3.40%	-28.08%	3.27%

For the six months ended June 30, 2009, we recorded gross write-downs of $6,209,125.  These write-downs primarily reflect our assessment of the non-performance risk associated with our portfolio companies in the current business environment.  This non-performance risk discount accounted for the majority of the $6,209,125 in gross write-downs.  The remaining write-downs reflected adjustments of valuations relating to specific fundamental developments unique to particular portfolio companies.

For the six months ended June 30, 2009, we recorded gross write-ups of $9,788,856.  These write-ups were primarily owing to adjustments of valuations relating to specific fundamental developments unique to particular portfolio companies.  For Solazyme, Inc., and Nextreme Thermal Solutions, Inc., the largest two gross write-ups totaling $7,579,616, fundamental developments, including financing events during the first and second quarters of 2009, resulted in the removal of the discount for non-performance risk for both companies.

The increase or decrease in the value of our venture capital investments does not affect the day-to-day operations of the Company, as we have no debt and fund our venture capital investments and daily operating expenses from interest earned and proceeds from the sales of our investments in U.S. government and agency obligations.  As of June 30, 2009, we held $46,395,504 in U.S. government obligations.

Our principal objective is to achieve long-term capital appreciation.  Therefore, a significant portion of our investment portfolio provides little or no income in the form of dividends or interest.  We earn interest income from fixed-income securities, including U.S. government and agency securities.  The amount of interest income we earn varies with the average balance of our fixed-income portfolio and the average yield on this portfolio.  Interest income is secondary to capital gains and losses in our results of operations.

In previous years, we have been able to generate substantial amounts of interest income from our holdings of U.S. treasury securities.  As of June 30, 2009, we held four short-duration U.S. treasury securities yielding 0.6 percent.  As of June 30, 2009, yields for 3-month, 6-month, and 12-month U.S. treasury securities were 0.19 percent, 0.35 percent and 0.56 percent, respectively.  As of June 30, 2008, yields for 3-month, 6-month, and 12-month U.S. treasury securities were 1.9 percent, 2.17 percent and 2.36 percent, respectively.  With yields at this level, we expect to generate less interest income than in previous fiscal quarters and years.

Current Business Environment

We continually examine our approach to investing activities based on the market conditions at the time of investment.  The banking, global stock market and commodity price collapses, and the further slowdown in global economic activities that began with the intensification of the housing and credit crises during the third quarter of 2008 remained a significant influence on the value of assets and the economy in general during the second quarter of 2009.  Although the value of publicly traded companies, one of the most observable asset classes, increased broadly during the second quarter of 2009 from lows reached during the first quarter of 2009, these values, including that of the Company, remain substantially below those before the economic collapse.  The table below compares these changes in value during the past two quarters and from the 52-week high of each index and of the Company:

	Q1 2009	Q2 2009	Change From 52-Week High to 6/30/09
	12/31/08 - 3/31/09	3/31/09 - 6/30/09
Dow Jones Industrial Avg.	-13.3%	11.0%	-39.8%
Nasdaq Composite	-3.1%	20.0%	-33.7%
S&P 500 Composite	-11.7%	15.2%	-43.8%
Russell 2000	-15.4%	20.2%	-48.4%
Harris & Harris Group	-6.3%	57.6%	-44.1%

We continue to view this devaluing process as both a concern and an opportunity.  We have historically not used leverage or debt financing when making an investment; thus, we continue to finance our new and follow-on investments from our cash reserves, currently invested in U.S. treasury obligations.  We have considered how the current conditions will affect our ability to fund our own portfolio given that it may take longer for us to realize returns on our investments through IPOs of portfolio companies, M&A transactions involving portfolio companies or other capital raising transactions, our ability to make new investments, the size and number of our investments and how we will syndicate with other venture capital investors.

Many of our portfolio companies are cash flow negative and, therefore, need additional rounds of financing to continue operations.  The availability of capital has been severely affected by this economic downturn.  Many venture capital firms, including us, are evaluating their investment portfolios carefully to assess future potential capital needs.  In the current business climate, this evaluation may result in a decrease in the number of companies we decide to finance going forward or may increase the number of companies we decide to sell before reaching their full potential.  Our ownership in portfolio companies that we decide to stop funding may be subject to punitive actions that reduce or eliminate value.  Such actions could result in an unprofitable investment or a complete loss of invested funds.  If we decide to proceed with a follow-on investment, these rounds of financing may occur at valuations lower than those at which we invested originally.

From conversations with venture capitalists, we believe that the continued collapse in public market asset prices, the growing intensity of the slowdown in global economic activities, and the quick response being taken by venture capitalists to adjust their plans for new and follow-on investments has resulted in a collapse in venture capital financings.  This conclusion is supported by the fact that according to Dow Jones VentureSource, venture capital investment in the United States during the second quarter of 2009 was down approximately 37 percent from the second quarter of 2008.  The amount of venture capital invested in the second quarter of 2009 increased by 32 percent as compared to the first quarter of 2009, which experienced the lowest quarterly venture capital investment since 1998.  Similar to 2008, we expect that our investment pace for new investments will decrease as compared with recent years as we monitor the state of the capital markets.  During the first half of 2009, we made no new investments, and we invested $3,451,549 in follow-on investments.  This pace compares with two new and 13 follow-on investments totaling $2,244,500 and $8,602,595, respectively, in the first half of 2008.  Although we did not invest in a new portfolio company during the six months ended June 30, 2009, we intend to continue making investments in new companies and will continue to evaluate investments in companies enabled by nanotechnology and microsystems.  Our aim is to preserve our cash and manage our current operating expenses to enable us to make follow-on investments in current portfolio companies and to look for new investment opportunities.

For new and follow-on investments, we generally syndicate with other venture capital firms and corporate investors.  We plan to continue this approach, while taking into account that the current economic turmoil has affected the availability of capital to our potential co-investors, particularly firms that manage a small amount of assets.  This fact may reduce the number of potential co-investors available to us when forming syndicates.  The inability to form a syndicate of investors may decrease the number of investments made by us in both new and current portfolio companies.

Even though the public markets increased in value during the second quarter of 2009, the global economic recession continues to affect the ability of investors to exit investments in privately held companies. As of the end of the second quarter of 2009, published data showed that turmoil in the financial markets has affected the values of venture capital-backed companies in M&A transactions.  According to data published in by Dow Jones VentureSource, the median valuation of venture capital-backed companies sold in M&A transactions during the second quarter of 2009 decreased by 46 percent from the second quarter of 2008.  Also according to Dow Jones VentureSource, three venture capital-backed companies completed IPOs in the second quarter of 2009, which followed three successive quarters of no IPOs of venture capital-backed companies.  Even with these IPOs, Dow Jones VentureSource characterizes the second quarter of 2009 as one of the worst for liquidity events, such as IPOs and M&A transactions, of venture capital-backed companies since early 2003.  We continue to believe this lack of liquidity will negatively affect the amount of capital available to privately held companies from venture capital firms.  We also take these factors into account when considering investments in new and current portfolio companies.  These data support our belief that the changes in the value of publicly traded companies do not correspond on a one-to-one basis with the value of privately held companies. As such, we expect that it may take significantly more time for the liquidity market for venture capital-backed companies to recover from the current economic turmoil than the public markets.

Results of Operations

We present the financial results of our operations utilizing accounting principles generally accepted in the United States for investment companies.  On this basis, the principal measure of our financial performance during any period is the net increase (decrease) in our net assets resulting from our operating activities, which is the sum of the following three elements:

Net Operating Income (Loss) - the difference between our income from interest, dividends, and fees and our operating expenses.

Net Realized Gain (Loss) on Investments - the difference between the net proceeds of sales of portfolio securities and their stated cost, plus income from interests in limited liability companies.

Net Increase (Decrease) in Unrealized Appreciation or Depreciation on Investments - the net unrealized change in the value of our investment portfolio.

Owing to the structure and objectives of our business, we generally expect to experience net operating losses and seek to generate increases in our net assets from operations through the long term appreciation of our venture capital investments.  We have relied, and continue to rely, on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses.  Because such sales are unpredictable, we attempt to maintain adequate working capital to provide for fiscal periods when there are no such sales.

Three months ended June 30, 2009, as compared to the three months ended June 30, 2008

In the three months ended June 30, 2009, and June 30, 2008, we had a net increase in net assets resulting from operations of $421,367 and $1,354,709, respectively.

Investment Income and Expenses:

We had net operating losses of $1,998,271 and $2,638,283 for the three months ended June 30, 2009, and June 30, 2008, respectively.  The variation in these results is primarily owing to the changes in investment income and operating expenses, including non-cash expenses of $776,279 in 2009 and $1,499,345 in 2008 associated with the granting of stock options.  During the three months ended June 30, 2009, and 2008, total investment income was $83,834 and $467,625, respectively.  During the three months ended June 30, 2009, and 2008, total operating expenses were $2,082,105 and $3,105,908, respectively.

During the three months ended June 30, 2009, as compared with the same period in 2008, investment income decreased, primarily reflecting a substantial decrease in interest rates, as well as a decrease in our average holdings of U.S. government securities.  The average yield on our U.S. government securities decreased from 3.47 percent for the three months ended June 30, 2008, to 0.29 percent for the three months ended June 30, 2009.  During the three months ended June 30, 2009, our average holdings of such securities were $48,961,646, as compared with $53,439,644 during the three months ended June 30, 2008.

Operating expenses, including non-cash, stock-based compensation expense, were $2,082,105 and $3,105,908 for the three months ended June 30, 2009, and June 30, 2008, respectively.  The decrease in operating expenses for the three months ended June 30, 2009, as compared to the three months ended June 30, 2008, was primarily owing to decreases in salaries, benefits and stock-based compensation expense and to decreases in administration and operations expense and professional fees, offset by increases in directors' fees and expenses, rent expense and custodian fees. Salaries, benefits and stock-based compensation expense decreased by $955,205, or 38.8 percent, through June 30, 2009, as compared to June 30, 2008, primarily as a result of a decrease in non-cash expense of $723,066 associated with the Stock Plan and a decrease in salaries and benefits owing primarily to a decrease in our headcount, including the retirement of Charles E. Harris.  At June 30, 2009, we had 11 full-time employees, as compared with 13 full-time employees at June 30, 2008.  While the non-cash, stock-based compensation expense for the Stock Plan increased our operating expenses by $776,279, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value.  The non-cash, stock-based compensation expense and corresponding increase to our additional paid-in capital may increase in future quarters.  Administration and operations expense decreased by $52,200, or 18.4 percent, through June 30, 2009, as compared to June 30, 2008, primarily as a result of a decrease in our directors' and officers' liability insurance expense and decreases in the cost of non-employee related insurance and managing directors' travel-related expenses.  Professional fees decreased by $49,575, or 24.6 percent, for the three months ended June 30, 2009, as compared with the same period in 2008, primarily as a result of a reduction in the amount and timing of certain legal and accounting fees.

Directors' fees and expenses increased by $9,931, or 12.5 percent, primarily as a result of additional meetings held during the three months ended June 30, 2009, as compared with the same period in 2008.  Rent expense increased by $19,250, or 32.2 percent, primarily as a result of the rent associated with our Palo Alto office lease.  We sublet portions of this office and include the rental income in miscellaneous income.  Custodian fees increased by $4,937, or 80.4 percent, compared to the same period in 2008.  This increase is owing to the higher fees charged by our new custodian.

Realized Income and Losses from Investments:

During the three months ended June 30, 2009, we realized net losses on investments of $1,511,042, as compared with realized net gains on investments of $3,912 during the three months ended June 30, 2008.

During the three months ended June 30, 2009, we realized net losses of $1,511,042, consisting of a realized loss of $11,042 on our investment in Exponential Business Development Company and a realized loss of $1,500,000 on our investment in Kereos, Inc.  Since the date of our investment of $25,000 in Exponential Business Development Company in 1995, we periodically received cash distributions totaling $31,208 through the date of the sale.

During the three months ended June 30, 2008, we realized net gains of $3,912, consisting primarily of income from our investment in Exponential Business Development Company and realized gains on the sale of U.S. government securities.

Net Unrealized Appreciation and Depreciation of Portfolio Securities:

During the three months ended June 30, 2009, net unrealized depreciation on total investments decreased by $3,932,409, or 11.9 percent, from net unrealized depreciation of $32,945,748 at March 31, 2009, to net unrealized depreciation of $29,013,339 at June 30, 2009.  During the three months ended June 30, 2008, net unrealized appreciation on total investments increased by $3,989,748, or 1,223.2 percent, from net unrealized appreciation of $326,167 at March 31, 2008, to net unrealized appreciation of $4,315,915 at June 30, 2008.

During the three months ended June 30, 2009, net unrealized depreciation on our venture capital investments decreased by $3,913,035, from net unrealized depreciation of $32,942,791 at March 31, 2009, to net unrealized depreciation of $29,029,756 at June 30, 2009, owing primarily to increases in the valuations of the following investments held:

Investment	Amount of Write-Up

Metabolon, Inc.	$ 568,029
Molecular Imprints, Inc.	1,073,605
NeoPhotonics Corporation	630,977
Nextreme Thermal Solutions, Inc.	2,202,628
Questech Corporation	51,879
Siluria Technologies, Inc.	160,723

The write-ups for the three months ended June 30, 2009, were partially offset by decreases in the valuations of the following investments held:

Investment	Amount of Write-Down

Ancora Pharmaceuticals Inc.	$359,091
BioVex Group, Inc.	25,462
BridgeLux, Inc.	984
Kovio, Inc.	6,762
Mersana Therapeutics, Inc.	4,123
NanoGram Corporation	735,903
Nanomix, Inc.	30,050
Nanosys, Inc.	1,342,529
PolyRemedy, Inc.	28,384

We also had decreases in the unrealized depreciation of Exponential Business Development Company and Kereos, Inc., of $12,439 and $1,500,000, respectively.  These decreases were owing to unrealized appreciation as a result of our disposal of these assets.  We had an increase owing to foreign currency translation of $246,043 on our investment in D-Wave Systems, Inc.  Unrealized depreciation on our U.S. government securities portfolio decreased from $2,957 at March 31, 2009, to an unrealized appreciation of $16,417 at June 30, 2009.

During the three months ended June 30, 2008, net unrealized depreciation on our venture capital investments decreased by $4,791,705, from net unrealized depreciation of $915,941 at March 31, 2008, to net unrealized appreciation of  $3,875,764 at June 30, 2008, owing primarily to increases in the valuations of our investments in Ancora Pharmaceuticals Inc., of $152,636, D-Wave Systems, Inc., of $1,892,  Nextreme Thermal Solutions, Inc., of $100, Questech Corporation of $9,461, Solazyme, Inc., of $6,199,665 and Zia Laser, Inc., of $170, offset by decreases in the valuations of our investments in BridgeLux, Inc., of $394, Crystal-IS, Inc., of $112, Kereos, Inc., of $30,479, Mersana Therapeutics, Inc., of $3,665, Metabolon, Inc., of $2,047, Molecular Imprints, Inc., of $171,917, Nanomix, Inc., of $289,328, NeoPhotonics Corporation of $1,037,951 and Starfire Systems, Inc., of $60,000.  We also had an increase owing to foreign currency translation of $23,674 on our investment in D-Wave Systems, Inc.  Unrealized appreciation on our U.S. government securities portfolio decreased from $1,242,108 at March 31, 2008, to $440,151 at June 30, 2008.

Six months ended June 30, 2009, as compared with the six months ended June 30, 2008

In the six months ended June 30, 2009, and June 30, 2008, we had net decreases in net assets resulting from operations of $530,057 and $1,934,326, respectively.

Investment Income and Expenses:

We had net operating losses of $4,097,150 and $5,118,901 for the six months ended June 30, 2009, and June 30, 2008, respectively.  The variation in these results is primarily owing to the changes in investment income and operating expenses, including non-cash expenses of $1,411,917 in 2009 and $2,966,325 in 2008 associated with the granting of stock options.  During the six months ended June 30, 2009, and 2008, total investment income was $60,273 and $1,043,927, respectively.  During the six months ended June 30, 2009, and 2008, total operating expenses were $4,157,423 and $6,162,828, respectively.

During the six months ended June 30, 2009, as compared with the same period in 2008, investment income decreased, reflecting a substantial decrease in interest rates, as well as a decrease in our average holdings of U.S. government securities.  The average yield on our U.S. government securities decreased from 3.7 percent for the six months ended June 30, 2008, to 0.30 percent for the six months ended June 30, 2009.  During the six months ended June 30, 2009, our average holdings of such securities were $50,358,585, as compared with $55,727,820 at June 30, 2008.

Operating expenses, including non-cash, stock-based compensation expense, were $4,157,423 and $6,162,828 for the six months ended June 30, 2009, and June 30, 2008, respectively.  The decrease in operating expenses for the six months ended June 30, 2009, as compared with the six months ended June 30, 2008, was primarily owing to decreases in salaries, benefits and stock-based compensation expense and to decreases in administration and operations expense and directors' fees and expenses, offset by increases in professional fees, rent expense and custodian fees. Salaries, benefits and stock-based compensation expense decreased by $2,001,160, or 40.9 percent, through June 30, 2009, as compared to June 30, 2008, primarily as a result of a decrease in non-cash expense of $1,554,408 associated with the Stock Plan and a decrease in salaries and benefits owing primarily to a decrease in our headcount, including the retirement of Charles E. Harris.  At June 30, 2009, we had 11 full-time employees, as compared with 13 full-time employees at June 30, 2008.  While the non-cash, stock-based compensation expense for the Stock Plan increased our operating expenses by $1,411,917, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value.  The non-cash, stock-based compensation expense and corresponding increase to our additional paid-in capital may increase in future quarters.  Administration and operations expense decreased by $63,620, or 10.9 percent, through June 30, 2009, as compared to June 30, 2008, primarily as a result of a decrease in our directors' and officers' liability insurance expense and decreases in the cost of non-employee related insurance and managing directors' travel-related expenses.  Professional fees increased by $27,443, or 8.1 percent, for the six months ended June 30, 2009, as compared with the same period in 2008, primarily as a result of an increase in certain accounting and legal fees, offset by a reduction in the cost of our annual compliance program audit and a reduction in certain consulting fees.

Rent expense increased by $39,459, or 33.6 percent, primarily as a result of the rent associated with our Palo Alto office lease.  We sublet portions of this office and include the rental income in miscellaneous income.  Custodian fees increased by $5,246, or 41.3 percent, compared to the same period in 2008.  This increase is owing to the higher fees charged by our new custodian.

Realized Income and Losses from Investments:

During the six months ended June 30, 2009, we realized net losses on investments of $1,514,655, as compared with realized net losses on investments of $5,010,958 during the six months ended June 30, 2008.

During the six months ended June 30, 2009, we realized net losses of $1,514,655, consisting primarily of a realized loss of $14,330 on our investment in Exponential Business Development Company and a realized loss of $1,500,000 on our investment in Kereos, Inc.  Since the date of our investment of $25,000 in Exponential Business Development Company in 1995, we periodically received cash distributions totaling $31,208 through the date of the sale.

During the six months ended June 30, 2008, we realized net losses of $5,010,958, consisting primarily of a realized loss of $1,326,072 on our investment in Chlorogen, Inc., and a realized loss of $3,688,581 on our investment in NanoOpto Corporation.  During the six months ended June 30, 2008, we received a payment of $105,714 from the NanoOpto Corporation bridge note.

Net Unrealized Appreciation and Depreciation of Portfolio Securities:

During the six months ended June 30, 2009, net unrealized depreciation on total investments decreased by $5,083,857, or 14.9 percent, from net unrealized depreciation of $34,097,196 at December 31, 2008, to net unrealized depreciation of $29,013,339 at June 30, 2009.  During the six months ended June 30, 2008, net unrealized depreciation on total investments decreased by $8,242,399, or 209.9 percent, from net unrealized depreciation of $3,926,484 at December 31, 2007, to net unrealized appreciation of $4,315,915 at June 30, 2008.

During the six months ended June 30, 2009, net unrealized depreciation on our venture capital investments decreased by $5,095,092, from net unrealized depreciation of $34,124,848 at December 31, 2008, to net unrealized depreciation of $29,029,756 at June 30, 2009, owing primarily to increases in the valuations of the following investments held:

Investment	Amount of Write-Up

Metabolon, Inc.	$205,198
Molecular Imprints, Inc.	1,069,605
NeoPhotonics Corporation	572,326
Nextreme Thermal Solutions, Inc.	2,202,628
Questech Corporation	22,690
Siluria Technologies, Inc.	160,723
Solazyme, Inc.	5,376,988

These write-ups for the six months ended June 30, 2009, were partially offset by the following write-downs:

Investment	Amount of Write-Down

Ancora Pharmaceuticals Inc.	$759,091
BioVex Group, Inc.	19,621
BridgeLux, Inc.	1,967
Crystal IS, Inc.	332,238
CSwitch, Inc.	20,286
Kovio, Inc.	12,491
Laser Light Engines, Inc.	500,000
Mersana Therapeutics, Inc.	7,880
NanoGram Corporation	735,903
Nanomix, Inc.	30,050
Nanosys, Inc.	2,685,059
PolyRemedy, Inc.	28,384
SiOnyx, Inc.	1,076,155

We also had decreases to unrealized depreciation for Exponential Business Development Company and Kereos, Inc., of $15,361 and $1,500,000, respectively, owing to the disposal of their securities and changes in the capital account balance of Exponential Business Development Company prior to its sale.

We had an increase owing to foreign currency translation of $178,698 on our investment in D-Wave Systems, Inc.  Unrealized appreciation on our U.S. government securities portfolio decreased from $27,652 at December 31, 2008, to $16,417 at June 30, 2009.

During the six months ended June 30, 2008, net unrealized depreciation on our venture capital investments decreased by $8,442,908, from net unrealized depreciation of $4,567,144 at December 31, 2007, to net unrealized appreciation of $3,875,764 at June 30, 2008, owing primarily to reversal of unrealized depreciation related to net realized losses of $1,326,072 and $3,688,581 on our investments in Chlorogen, Inc., and NanoOpto Corporation, respectively, and increases in the valuations of our investments in Ancora Pharmaceuticals Inc., of $100,562,  D-Wave Systems, Inc., of $13,596, Exponential Business Development Company of $193, Nextreme Thermal Solutions, Inc., of $100, Solazyme, Inc., of $6,199,665, and Zia Laser, Inc., $171, offset by decreases in the valuations of our investments in BridgeLux, Inc., of $1,738, Crystal-IS, Inc., of $395, Kereos, Inc., of $69,372, Mersana Therapeutics, Inc., of $9,071, Metabolon, Inc., of $736,512, Molecular Imprints, Inc., of $171,917, Nanomix, Inc., of $289,328, NeoPhotonics Corporation of $1,037,494, Questech Corporation of $452,976 and Starfire Systems, Inc., of $60,000.  We also had a decrease owing to foreign currency translation of $57,229 on our investment in D-Wave Systems, Inc.  Unrealized appreciation on our U.S. government securities portfolio decreased from $640,660 at December 31, 2007, to $440,151 at June 30, 2008.

Years Ended December 31, 2008, 2007 and 2006

During the years ended December 31, 2008, 2007 and 2006, we had net decreases in net assets resulting from operations of $49,181,497, $6,716,445, and $11,773,112, respectively.

Investment Income and Expenses:

During the years ended December 31, 2008, 2007 and 2006, we had net operating losses of $10,687,151, $11,827,543, and $7,612,935, respectively.  The variation in these results is primarily owing to the changes in investment income and operating expenses, including non-cash expense of $5,965,769 in 2008, $8,050,807 in 2007, and $5,038,956 in 2006 associated with the granting of stock options.  During the years ended December 31, 2008, 2007 and 2006, total investment income was $1,987,347, $2,705,636, and $3,028,761, respectively.  During the years ended December 31, 2008, 2007 and 2006, total operating expenses were $12,674,498, $14,533,179, and $10,641,696, respectively.

During 2008, as compared with 2007, investment income decreased from $2,705,636 to $1,987,347, reflecting a decrease in our average holdings of U.S. government securities throughout the period and a decrease in interest rates.  During the twelve months ended December 31, 2008, our average holdings of such securities were $55,978,372, as compared with $62,184,565 during the year ended December 31, 2007.

Operating expenses, including non-cash, stock-based compensation expenses, were $12,674,498 and $14,533,179 for the twelve months ended December 31, 2008, and December 31, 2007, respectively.  The decrease in operating expenses for the twelve months ended December 31, 2008, as compared to the twelve months ended December 31, 2007, was primarily owing to decreases in salaries, benefits and stock-based compensation expenses and to decreases in administration and operations expense, professional fees and directors' fees and expenses.  Salaries, benefits and non-cash, stock-based compensation expense decreased by $1,344,671, or 11.8 percent, through December 31, 2008, as compared to December 31, 2007, primarily as a result of a decrease in non-cash expense of $2,085,038 through December 31, 2008, associated with the Stock Plan, offset by an increase in salaries and benefits owing to bonus payments and increased health insurance costs.  While the non-cash, stock-based, compensation expense for the Stock Plan increased our operating expenses by $5,965,769, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value.  The non-cash, stock-based, compensation expense and corresponding increase to our additional paid-in capital may increase in future quarters.  Administration and operations expense decreased by $272,628, or 19.0 percent, for the twelve months ended December 31, 2008, as compared with the same period in 2007, primarily as a result of a decrease in our directors' and officers' liability insurance expense, decreases in the cost of the annual report and proxy-related expenses, and decreases in fees associated with the exercise of stock options.  Professional fees decreased by $208,904, or 23.1 percent, primarily as a result of a reduction in the cost of our annual compliance program audit and a reduction in certain legal and accounting fees.  Directors' fees and expenses decreased by $67,677, or 15.6 percent, primarily as a result of fewer meetings held during the year ended December 31, 2008, as compared with the same period through December 31, 2007.

During 2007, as compared with 2006, investment income decreased from $3,028,761 to $2,705,636, reflecting a decrease in our average holdings of U.S. government securities throughout the period.  During the twelve months ended December 31, 2007, our average holdings of such securities were $62,184,565, as compared with $69,506,136 at December 31, 2006.

Operating expenses, including non-cash, stock-based compensation expenses, were $14,533,179 and $10,641,696 for the twelve months ended December 31, 2007, and December 31, 2006, respectively.  The increase in operating expenses for the twelve months ended December 31, 2007, as compared to the twelve months ended December 31, 2006, was primarily owing to increases in salaries, benefits and stock-based compensation expenses and to increases in administration and operations expense, professional fees and directors' fees and expenses.  Salaries, benefits and non-cash, stock-based compensation expense increased by $3,502,053, or 44.1 percent, through December 31, 2007, as compared to December 31, 2006, primarily as a result of an increase in non-cash expense of $3,011,851 through December 31, 2007, associated with the Stock Plan.  While the non-cash, stock-based, compensation expense for the Stock Plan increased our operating expenses by $8,050,807, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value.  The non-cash, stock-based, compensation expense and corresponding increase to our additional paid-in capital may increase in future quarters. Salaries and benefits also increased for the twelve months ended December 31, 2007, owing to an increase in our headcount as compared with that of the same period in 2006.  At December 31, 2007, we had 13 full-time employees, as compared with 10 full-time employees and one part-time employee at December 31, 2006.  Administration and operations expense increased by $182,573, or 14.6 percent, for the twelve months ended December 31, 2007, as compared with the same period in 2006, owing to an increase in Nasdaq Global Market fees related to the increase in our number of outstanding shares and increased office-related and travel expenses related to  the increase in headcount.  Professional fees increased by $165,083, or 22.4 percent, primarily as a result of an increase in legal fees, an increase in audit fees and corporate consulting costs for the audit of our compliance program.  Directors' fees and expenses increased by $94,310, or 27.7 percent, primarily as a result of additional meetings held in the period ended December 31, 2007, as compared with the period ended December 31, 2006, as well as an increase in the monthly retainers paid to committee chairs and to the Lead Independent Director.

During 2006, investment income increased, reflecting an increase in our average holdings of U.S. government securities, as our average holdings increased from $50,620,881 at December 31, 2005, to $69,506,136 at December 31, 2006, and as a result of an increase in interest rates during the year.  During 2005, investment income increased, reflecting an increase in our income on U.S. government securities, as our holdings increased from $44,622,722 at December 31, 2004 to $96,250,864 at December 31, 2005, and as a result of an increase in interest rates during the year.

The increase in operating expenses for the year ended December 31, 2006, was primarily owing to increases in salaries, benefits and stock-based compensation expense, and directors' fees and expenses, offset by decreases in administrative and operations expenses, profit-sharing expense and professional fees.  Salaries, benefits and stock-based compensation expense increased by $5,474,243, or 222.6 percent, for the year ended December 31, 2006, as compared with December 31, 2005, primarily as a result of non-cash expense of $5,038,956 associated with the Stock Plan adopted during the second quarter of 2006 and secondarily as a result of an increase in the number of full-time employees.  The increase in salaries, benefits and stock-based compensation expense reflects expenses associated with ten full-time employees and one part-time employee during the year ended December 31, 2006, as compared with an average of nine full-time employees during the year ended December 31, 2005.  Salaries, benefits and stock-based compensation include $5,038,956 of non-cash expense associated with the Stock Plan, versus no such charge in 2005.  Directors' fees and expenses increased by $31,876, or 10.3 percent, as a result of additional meetings held in 2006 related to the adoption of the Stock Plan.  Administrative and operations expense decreased by $69,274, or 5.3 percent, primarily as a result of a decrease in our directors' and officers' liability insurance expense and decreases in the cost of proxy-related expenses.  Profit-sharing expense for the year ended December 31, 2006, was $50,875, as compared with $1,796,264 for December 31, 2005, owing to the termination of the profit-sharing plan effective May 4, 2006.  We recorded $50,875 of profit-sharing expense toward the remainder of the 2005 profit-sharing payment in the year ended December 31, 2006, because of updated estimates of our ultimate tax liability for 2005.  Professional fees decreased by $92,234, or 11.1 percent, for the year ended December 31, 2006, as compared with December 31, 2005.  Professional fees were lower for the year ended December 31, 2006, as compared with December 31, 2005, primarily as a result of the elimination of consulting costs incurred for a temporary Senior Controller in 2005 and the reduction of some of our Sarbanes-Oxley-related compliance costs incurred in 2005.

Realized Gains and Losses from Investments:

During the year ended December 31, 2008, we realized net losses on investments of $8,323,634.  During the years ended December 31, 2007, and 2006, we had net realized income from investments of $30,162, and $258,693, respectively.  The variation in these results is primarily owing to variations in gross realized gains and losses from investments and income taxes in each of the three years.  For the years ended December 31, 2008, 2007, and 2006, we realized (losses) gains from investments, before taxes, of $(8,289,513), $118,137, and $31,338, respectively.  Income tax expense (benefit) for the years ended December 31, 2008, 2007, and 2006 was $34,121, $87,975, and $(227,355), respectively.

During the year ended December 31, 2008, we realized net losses of $8,289,513, consisting primarily of realized losses on our investments in Chlorogen, Inc., of $1,326,072, on Evolved Nanomaterial Sciences, Inc., of $2,800,000, on NanoOpto Corporation of $3,688,581, on Phoenix Molecular Corporation of $93,487, on Questech Corporation of $16,253 and on Zia Laser of $1,478,500, offset by realized gains of $1,110,821 on the sale of U.S. government securities.  During the first quarter of 2008, we received a payment of $105,714 from the NanoOpto Corporation bridge note.

During the year ended December 31, 2007, we realized net gains of $118,137, consisting primarily of proceeds received from the sale of our interest in AlphaSimplex Group, LLC, and income from our investment in Exponential Business Development Company.  During the year ended December 31, 2007, we recognized tax expense of $87,975, consisting of $74,454 of interest and penalties related to our 2005 tax returns and $13,521 in current year expense.

During the year ended December 31, 2006, we realized net gains of $31,338, consisting primarily of proceeds received from the liquidation of Optiva, Inc., proceeds received from Exponential Business Development Company, and net losses realized on our investment in AlphaSimplex Group, LLC.  During 2005, we deemed the securities we held in Optiva, Inc., worthless and recorded the proceeds received and due to us on the liquidation of our bridge notes, realizing a loss of $1,619,245.  At December 31, 2005, we recorded a $75,000 receivable for estimated proceeds from the final payment on the Optiva, Inc., bridge notes.  During the first quarter of 2006, we received payment of $95,688 from these bridge notes, resulting in the realized gain of $20,688 on Optiva, Inc. During the year ended December 31, 2006, we realized tax benefits of $227,355 for 2005 taxes that had been refunded.

Net Unrealized Appreciation and Depreciation of Portfolio Securities:

During the year ended December 31, 2008, net unrealized depreciation on total investments increased by $30,170,712.

During the year ended December 31, 2007, net unrealized depreciation on total investments decreased by $5,080,936.

During the year ended December 31, 2006, net unrealized depreciation on total investments increased by $4,418,870.

During the year ended December 31, 2008, net unrealized depreciation on our venture capital investments increased by $29,557,704, or 647.2 percent, from net unrealized depreciation of $4,567,144 at December 31, 2007, to net unrealized depreciation of $34,124,848 at December 31, 2008, owing primarily to decreases in the valuations of the following investments held:

Investment	Amount of Write-Down

Adesto Technologies Corporation	$1,100,000
Ancora Pharmaceuticals, Inc.	299,439
BioVex Group, Inc.	2,439,250
BridgeLux, Inc.	3,624,553
Cambrios Technologies Corporation	1,297,012
Cobalt Technologies, Inc.	187,499
Crystal IS, Inc.	1,001,300
CSwitch Corporation	5,177,946
D-Wave Systems, Inc.	22,670
Ensemble Discovery Corporation	1,000,000
Innovalight, Inc.	1,927,946
Kereos, Inc.	159,743
Kovio, Inc.	761,497
Mersana Therapeutics, Inc.	1,019,613

Metabolon, Inc.	2,136,734
Molecular Imprints, Inc.	2,365,417
NanoGram Corporation	4,415,417
Nanomix, Inc.	980,418
NeoPhotonics Corporation	4,024,305
Nextreme Thermal Solutions, Inc.	2,182,133
Polatis, Inc.	276,526
PolyRemedy, Inc.	122,250
Questech Corporation	463,968
Siluria Technologies, Inc.	160,723
SiOnyx, Inc.	1,076,153
Starfire Systems, Inc.	750,000
TetraVitae Bioscience, Inc.	125,000

We also had decreases in unrealized depreciation attributable to the reversal of depreciation owing to net realized losses on Chlorogen, Inc., of $1,326,072, on Evolved Nanomaterial Sciences, Inc., of $2,800,000, on NanoOpto Corporation of $3,688,581, on Questech Corporation of $16,253 owing to a realized loss on an unexercised warrant that expired on November 19, 2008, and on Zia Laser, Inc., of $1,478,672. For the twelve months ended December 31, 2008, we had increases in the valuations of our investments in Exponential Business Development Company of $25 and Solazyme, Inc., of $820,534.  We had a decrease owing to foreign currency translation of $590,329 on our investment in D-Wave Systems, Inc. Unrealized appreciation on our U.S. government securities portfolio decreased from $640,660 at December 31, 2007, to $27,652 at December 31, 2008.

During the year ended December 31, 2007, net unrealized depreciation on our venture capital investments decreased by $3,883,825, or 46.0 percent, from $8,450,969 to $4,567,144, owing primarily to increases in the valuations of our investments in BridgeLux, Inc., of $3,699,529, Crystal IS, Inc., of $13,819, CSwitch Corporation, of $48,935, D-Wave Systems, Inc., of $202,408, Exponential Business Development Company of $2,026, Innovalight, Inc., of $3,218,216, Kovio, Inc., of $125,000, Mersana Therapeutics, Inc., of $118,378, NanoGram Corporation of $2,437,136, NeoPhotonics Corporation of $2,160, SiOnyx, Inc., of $899,566, Solazyme, Inc., of $612,291 and Zia Laser, Inc., of $6,329, offset by decreases in the valuations of our investments in Ancora Pharmaceuticals, Inc., of $100,561, Chlorogen, Inc., of  $1,326,073, Evolved Nanomaterial Sciences, Inc., of $2,800,000, Kereos, Inc., of $1,340,257, Nanomix, Inc., of $459,772, NanoOpto Corporation of $1,369,885, Polatis, Inc., of $9,534 and Questech Corporation of $404,712.  We also had an increase owing to foreign currency translation of $307,636 on our investment in D-Wave Systems, Inc.  Unrealized depreciation on our U.S. government securities portfolio decreased from $556,451 at December 31, 2006, to unrealized appreciation of $640,660 at December 31, 2007.

The net increase in unrealized depreciation on our venture capital investments in 2006 was owing primarily to decreases in the valuations of our investments in Nanomix, Inc., of $1,710,000, NanoOpto Corporation of $1,211,259, NeoPhotonics Corporation of $254,238, Polatis, Inc., of $145,228, SiOnyx, Inc., of $679,950 and Zia Laser, Inc., of $172,500, and to increases in the valuations of our investments in Crystal IS of $19,735 and Questech Corporation of $259,628.  We also had a decrease, owing to foreign currency translation, of $34,103 on our investment in D-Wave Systems, Inc.  Unrealized depreciation on our U.S. government securities portfolio increased from $69,541 at December 31, 2005, to $556,451 at December 31, 2006.

Financial Condition

June 30, 2009

At June 30, 2009, our total assets and net assets were $112,355,847 and $110,412,973, respectively.  At December 31, 2008, they were $111,627,601 and $109,531,113, respectively.

At June 30, 2009, net asset value per share was $4.27, as compared with $4.24 at December 31, 2008.  At June 30, 2009, and December 31, 2008, our shares outstanding were 25,859,573.

Significant developments in the six months ended June 30, 2009, included an increase in the holdings of our venture capital investments of $6,994,658 and a decrease in our holdings in U.S. government obligations of $6,588,436.  The increase in the value of our venture capital investments from $56,965,153 at December 31, 2008, to $63,959,811 at June 30, 2009, resulted primarily from an increase in the net value of our venture capital investments of $5,095,092 and from nine follow-on investments of $3,451,549.  The decrease in the value of our U.S. government obligations from $52,983,940 at December 31, 2008, to $46,395,504 at June 30, 2009, is primarily owing to the payment of cash basis operating expenses of $2,632,992 and to follow-on venture capital investments totaling $3,451,549.

The following table is a summary of additions to our portfolio of venture capital investments made during the six months ended June 30, 2009:

Follow-On Investments

Adesto Technologies Corp.	$550,000
BioVex Group, Inc.	$111,111
BioVex Group, Inc.	$166,667
CFX Battery, Inc.	$3,492
Crystal IS, Inc.	$408,573
Laser Light Engines, Inc.	$890,000
Mersana Therapeutics, Inc.	$200,000
Metabolon, Inc.	$1,000,000
PolyRemedy, Inc.	$121,706

Total	$3,451,549

The following tables summarize the values of our portfolios of venture capital investments and U.S. government obligations, as compared with their cost, at June 30, 2009, and December 31, 2008:

	June 30, 2009	December 31, 2008

Venture capital investments, at cost	$92,989,567	$91,090,001
Net unrealized depreciation(1)	29,029,756	34,124,848
Venture capital investments, at value	$63,959,811	$56,965,153

	June 30, 2009	December 31, 2008
U.S. government obligations, at cost	$46,379,087	$52,956,288
Net unrealized appreciation(1)	16,417	27,652
U.S. government obligations, at value	$46,395,504	$52,983,940

(1)At June 30, 2009, and December 31, 2008, the net accumulated unrealized depreciation on investments was $29,013,339 and $34,097,196, respectively.

December 31, 2008

At December 31, 2008, our total assets and net assets were $111,627,601 and $109,531,113, respectively.  Our net asset value per share at that date was $4.24, and our shares outstanding increased to 25,859,573 at December 31, 2008.

Significant developments in the twelve months ended December 31, 2008, included a decrease in the value of our venture capital investments of $21,145,231 and a decrease in our holdings in U.S. government obligations of $7,209,653.  The decrease in the value of our venture capital investments from $78,110,384 at December 31, 2007, to $56,965,153 at December 31, 2008, resulted primarily from a decrease in the net value of our venture capital investments of $29,557,704, offset by four new and 25 follow-on investments of $17,779,462.  The decrease in the net value of our venture capital investments is primarily owing to the non-performance risk associated with our portfolio companies in the current economic environment and secondarily to adjustments of valuation to reflect specific fundamental developments unique to particular portfolio companies.  The decrease in the value of our U.S. government obligations from $60,193,593 at December 31, 2007, to $52,983,940 at December 31, 2008, is primarily owing to the payment of cash basis operating expenses of $6,397,424 and to new and follow-on venture capital investments totaling $17,779,462, offset by investment of net proceeds of $14,383,497 received through the registered direct stock offering.

The following table is a summary of additions to our portfolio of venture capital investments made during the twelve months ended December 31, 2008:

New Investments	Amount

Cobalt Technologies, Inc.	$240,000
Laser Light Engines, Inc.	$2,000,000
PolyRemedy, Inc.	$244,500
TetraVitae Bioscience, Inc.	$250,000

Follow-on Investments

Adesto Technologies Corporation	$1,052,174
Ancora Pharmaceuticals Inc.	$800,000
BioVex Group, Inc.	$200,000
BridgeLux, Inc.	$1,000,001
Cobalt Technologies, Inc.	$134,999
CFX Battery, Inc.	$526,736
CSwitch Corporation	$986,821
CSwitch Corporation	$250,000
D-Wave Systems, Inc.	$736,019
D-Wave Systems, Inc.	$487,804
Ensemble Discovery Corporation	$250,286
Kovio, Inc.	$1,500,000
Mersana Therapeutics, Inc.	$200,000
Metabolon, Inc.	$1,000,000
NeoPhotonics Corporation	$200,000
Nextreme Thermal Solutions, Inc.	$377,580
Nextreme Thermal Solutions, Inc.	$200,000
Nextreme Thermal Solutions, Inc.	$200,000
Nextreme Thermal Solutions, Inc.	$800,000
Nextreme Thermal Solutions, Inc.	$1,050,000
Phoenix Molecular Corporation	$25,000
Phoenix Molecular Corporation	$25,000
Siluria Technologies, Inc.	$42,542
Solazyme, Inc.	$2,000,000
Solazyme, Inc.	$1,000,000

Total	$17,779,462

The following tables summarize the values of our portfolios of venture capital investments and U.S. government obligations, as compared with their cost, at December 31, 2008, and December 31, 2007:

	December 31,
	2008	2007

Venture capital investments, at cost	$91,090,001	$82,677,528
Net unrealized depreciation (1)	34,124,848	4,567,144
Venture capital investments, at value	$56,965,153	$78,110,384

	December 31,
	2008	2007

U.S. government obligations, at cost	$52,956,288	$59,552,933
Net unrealized appreciation(1)	27,652	640,660
U.S. government obligations, at value	$52,983,940	$60,193,593

(1)At December 31, 2008, and December 31, 2007, the net accumulated unrealized depreciation on investments was $34,097,196 and $3,926,484, respectively.

December 31, 2007

At December 31, 2007, our total assets and net assets were $142,893,332 and $138,363,344, respectively.  Our net asset value per share at that date was $5.93, and our shares outstanding increased to 23,314,573 at December 31, 2007.

During the twelve months ended December 31, 2007, significant developments included an increase in the value of our venture capital investments of $24,442,553 and an increase in the value of our investment in U.S. government obligations of $1,537,446.  The increase in the value of our venture capital investments, from $53,667,831 at December 31, 2006, to $78,110,384 at December 31, 2007, resulted primarily from seven new and 20 follow-on investments and by a net increase of $3,883,825 in the net value of our venture capital investments.  The increase in the value of our U.S. government obligations, from $58,656,147 at December 31, 2006, to $60,193,593 at December 31, 2007, is primarily owing to the use of net proceeds of $12,993,168 received through a registered stock offering and proceeds received from stock option exercises of $10,105,511, offset by a payment of $80,236 for federal tax and interest and penalties, profit sharing payments of $261,661, net operating expenses and by new and follow-on venture capital investments totaling $20,595,161.

For the year ended December 31, 2007, the Company issued 999,556 shares and received proceeds of $10,105,511 as a result of employee stock option exercises.

The following table is a summary of additions to our portfolio of venture capital investments made during the twelve months ended December 31, 2007:

New Investments	Amount

Adesto Technologies Corporation	$1,147,826
Ancora Pharmaceuticals, Inc.	$800,000
BioVex Group, Inc.	$2,500,000
Ensemble Discovery Corporation	$2,000,000
Lifco, Inc.	$946,528
Phoenix Molecular Corporation	$50,010
Siluria Technologies, Inc.	$160,723

Follow-on Investments

BridgeLux, Inc.	$350,877
BridgeLux, Inc.	$233,918
BridgeLux, Inc.	$916,928
Cambrios Technologies Corporation	$1,300,000
Chlorogen, Inc.	$7,042
CSwitch Corporation	$32,624
CSwitch Corporation	$529,852
Innovalight, Inc.	$1,993,568
Kereos, Inc.	$540,000
Kovio, Inc.	$1,000,000
NanoGram Corporation	$851,393

Mersana Therapeutics, Inc.	$500,000
Nanomix, Inc.	$680,240
NanoOpto Corporation	$268,654
Nextreme Thermal Solutions, Inc.	$750,000
Polatis, Inc.	$17,942
Polatis, Inc.	$13,454
Polatis, Inc.	$58,582
SiOnyx, Inc.	$2,445,000
Solazyme, Inc.	$500,000

Total	$20,595,161

Cash Flow

Year Ended December 31, 2008

Net cash used in operating activities for the year ended December 31, 2008, was $4,155,439, primarily owing to the payment of operating expenses.

Cash used in investing activities for the year ended December 31, 2008, was $9,865,758, primarily reflecting a net decrease in our investment in U.S. government securities of $7,798,836 and investments in private placements of $17,779,462, less proceeds from the sale of venture capital investments of $136,837.

Cash provided by financing activities for the year ended December 31, 2008, was $14,383,497, resulting from the issuance of 2,545,000 new shares of our Common Stock on June 20, 2008, in a registered direct stock offering.

Year Ended December 31, 2007

Net cash used in operating activities for the year ended December 31, 2007, was $4,142,572, primarily owing to the payment of operating expenses.

Cash used in investing activities for the year ended December 31, 2007, was $20,697,886, primarily reflecting a net increase in our investment in U.S. government obligations  of $235,754 and investments in private placements of $20,595,161, less proceeds from the sale of venture capital investments of $174,669.

Cash provided by financing activities for the year ended December 31, 2007, was $23,098,679, reflecting the issuance of shares in connection with the Stock Plan and the net proceeds from the issuance of 1,300,000 new shares of our Common Stock on June 25, 2007, in a registered direct follow-on offering.

Year Ended December 31, 2006

Net cash used in operating activities for the year ended December 31, 2006, was $14,955,302, primarily owing both to the payment of various federal, state and local taxes, including the tax paid on behalf of shareholders for the deemed dividend, and to the payment of operating expenses.

Cash provided by investing activities for the year ended December 31, 2006, was $13,198,611, primarily reflecting net proceeds from the sale of U.S. government obligations of $37,593,589, less investments in private placements of $24,408,187.

Cash provided by financing activities for the year ended December 31, 2006, was $2,615,190, reflecting the issuance of shares in connection with the Stock Plan.

Liquidity and Capital Resources

June 30, 2009

Our liquidity and capital resources are generated and generally available through our cash holdings, interest earned on our investments on U.S. government securities, cash flows from the sales of U.S. government securities, proceeds from periodic follow-on equity offerings and realized capital gains retained for reinvestment.

We fund our day-to-day operations using interest earned and proceeds from the sales of our investments in U.S. government securities.  The increase or decrease in the valuations of our portfolio companies does not impact our daily liquidity.  At June 30, 2009, and December 31, 2008, we had no investments in money market mutual funds.  We have no debt outstanding, and, therefore, are not subject to credit agency downgrades.

At June 30, 2009, and December 31, 2008, our total net primary liquidity was $47,714,871 and $53,701,819, respectively.  The decrease in our primary liquidity from December 31, 2008, to June 30, 2009, is primarily owing to the use of funds for investments and payment of net operating expenses.

On June 20, 2008, we completed the sale of 2,545,000 shares of our Common Stock, for total gross proceeds of $15,651,750; net proceeds of this offering, after placement agent fees and offering costs of $1,268,253, were $14,383,497.  We have used all of the net proceeds of this offering to make new investments in nanotechnology, as well as for follow-on investments in our existing venture capital investments and for working capital.

We believe that the market disruption that continued during the second quarter of 2009 may continue to adversely affect financial services companies with respect to the valuation of their investment portfolios, tighter lending standards and reduced access to capital.  In addition, the economies of the United States and many other countries are in recession.  These conditions may lead to a further decline in net asset value and/or decline in valuations of our portfolio companies.  Although we cannot predict future market conditions, we continue to believe that our current cash and U.S. government security holdings and our ability to adjust our investment pace will provide us with adequate liquidity to execute our current business strategy.

Except for a rights offering, we are also generally not able to issue and sell our common stock at a price below our net asset value per share, exclusive of any distributing commission or discount, without shareholder approval.  As of June 30, 2009, our net asset value was $4.27 per share and our closing market price was $5.83 per share.  We do not currently have shareholder approval to issue or sell shares below our net asset value per share.

December 31, 2008

At December 31, 2008, and December 31, 2007, our total net primary liquidity was $53,701,819 and $61,183,136, respectively.

Our net primary sources of liquidity, which consist of cash, U.S. government obligations and receivables, are adequate to cover our gross cash operating expenses.  Our gross cash operating expenses for 2008 and 2007 totaled $6,397,424 and $6,263,510, respectively.

The decrease in our primary liquidity from December 31, 2007, to December 31, 2008, is primarily owing to the use of funds for investments and payment of net operating expenses, partially offset by the proceeds received through the registered direct stock offering.

On June 25, 2007, we completed the sale of 1,300,000 shares of our Common Stock from the shelf registration statement for gross proceeds of $14,027,000; net proceeds of this offering, after placement agent fees and offering costs of $1,033,832, were $12,993,168.  We used the net proceeds of this offering to make new investments in nanotechnology, as well as for follow-on investments in our existing venture capital investments and for working capital.  Through December 31, 2008, we have used all of the net proceeds from this offering for these purposes.

On April 17, 2003, we signed a seven-year sublease for office space at 111 West 57th Street in New York City.  On December 17, 2004, we signed a sublease for additional office space at our current location.  The subleases expire on April 29, 2010.  Total rent expense for our office space in New York City was $186,698 in 2008, $178,167 in 2007, and $174,625 in 2006.   The minimum sublease payments in 2009 will be $197,700 and $65,969 thereafter for the remaining term.

On July 1, 2008, we signed a five-year lease for office space at 420 Florence Street, Suite 200, Palo Alto, California, commencing on August 1, 2008, and expiring on August 31, 2013.  Total rent expense for our office space in Palo Alto was $51,525 in 2008.  Future minimum lease payments in each of the following years are: 2009 - $125,206; 2010 - $128,962; 2011 - $132,831; 2012 - $136,816 and 2013 - $93,135.

December 31, 2007

At December 31, 2007, and December 31, 2006, our total net primary liquidity was $61,183,136 and $61,323,306, respectively.

Our gross cash operating expenses for 2007 and 2006 totaled $6,263,510 and $5,285,448, respectively.

The increase in our primary liquidity from December 31, 2006, to December 31, 2007, is primarily owing to the proceeds received through a registered direct stock offering from a shelf registration statement and proceeds received from stock option exercises, offset by the use of funds for investments and payment of net operating expenses.

RISK FACTORS

Investing in our Common Stock involves significant risks relating to our business and investment objective.  You should carefully consider the risks and uncertainties described below before you purchase any of our Common Stock.  These risks and uncertainties are not the only ones we face.  Unknown additional risks and uncertainties, or ones that we currently consider immaterial, may also impair our business.  If any of these risks or uncertainties materializes, our business, financial condition or results of operations could be materially adversely affected.  In this event, the trading price of our Common Stock could decline, and you could lose all or part of your investment.

Risks related to the companies in our portfolio.

The recent financial crisis could increase the non-performance risk for our portfolio companies.

The global financial markets are in turmoil, and the economies of the U.S. and many other countries are in recession, which may be severe and prolonged.  This status results in severely diminished opportunities for liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in unemployment rates, and uncertainty about overall economic stability, and there can be no assurance against further decline.  These conditions adversely affect the availability of capital to meet the funding needs of our portfolio companies as the majority of our portfolio companies, and venture-backed companies in general, have negative cash flows, and thus require follow-on financings to continue operations.  A substantial decrease in the availability of this necessary capital would dramatically increase the risk of these companies.  We define non-performance as the risk that a portfolio company will be unable to raise additional capital.  In these circumstances, the portfolio company could be recapitalized at a valuation significantly lower than the post-money valuation implied by our valuation method, sold at a loss to our investment or shut down.

A continuing lack of initial public offering opportunities and a decrease in merger and acquisition transactions may cause companies to stay in our portfolio longer, leading to lower returns, write-downs and write-offs.

Beginning in about 2001, many fewer venture capital-backed companies per annum have been able to complete initial public offerings (IPOs) than in the years of the previous decade.   Now that some of our companies are becoming more mature, a continuing lack of IPO opportunities and decrease in the number and size of M&A transactions for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities that may require additional funding.  In the best case, such stagnation would dampen returns, and in the worst case, could lead to write-downs and write-offs as some companies run short of cash and have to accept lower valuations in private financings or are not able to access additional capital at all.  A continuing lack of IPO opportunities and the decrease in the number and size of M&A transactions for venture capital-backed companies are also causing some venture capital firms to change their strategies.  Accordingly, some venture capital firms are reducing funding of their portfolio companies, making it more difficult for such companies to access capital and to fulfill their potential.  In some cases this leads to write-downs and write-offs of such companies by other venture capital firms, such as ourselves, who are co-investors in such companies.

Investing in small, private companies involves a high degree of risk and is highly speculative.

We have invested a substantial portion of our assets in privately held development stage or start-up companies, the securities of which are inherently illiquid.  These businesses tend to lack management depth, to have limited or no history of operations and to have not attained profitability.  Companies commercializing products enabled by nanotechnology or microsystems are especially risky, involving scientific, technological and commercialization risks.  Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities.  Some of our venture capital investments are likely to be complete losses or unprofitable, and some will never realize their potential.  We have been and will continue to be risk seeking rather than risk averse in our approach to venture capital and other investments.  Neither our investments nor an investment in our Common Stock is intended to constitute a balanced investment program.

We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

Nanotechnology, in particular, is a developing area of technology, of which much of the future commercial value is unknown, difficult to estimate and subject to widely varying interpretations.  It is sets of enabling technologies that are applicable to a diverse set of industries.  As such, nanotechnology-enabled products must compete against existing products or enable a completely new product in a given industry.  There are as of yet relatively few nanotechnology-enabled products commercially available.  The timing of additional future commercially available nanotechnology-enabled products and the industries on which nanotechnology will have the most significant impact is highly uncertain.

Our portfolio companies may not successfully develop, manufacture or market their products.

The technology of our portfolio companies is new and in many cases unproven.  Their potential products require significant and lengthy product development, manufacturing and marketing efforts.  To date, some of our portfolio companies have not developed any commercially available products.  In addition, our portfolio companies may not be able to manufacture successfully or to market their products in order to achieve commercial success.  Further, the products may never gain commercial acceptance.  If our portfolio companies are not able to develop, manufacture or market successful nanotechnology-enabled products, they will be unable to generate product revenue or build sustainable or profitable businesses.  Adverse conditions in the target markets of our portfolio companies may limit or prevent commercial success regardless of the contribution of nanotechnology to these products.

Our portfolio companies working with nanotechnology and microsystems may be particularly susceptible to intellectual property litigation.

Research and commercialization efforts in nanotechnology and microsystems are being undertaken by a wide variety of government, academic and private corporate entities.  As additional commercially viable applications of nanotechnology emerge, ownership of intellectual property on which these products are based may be contested.  From time to time, our portfolio companies are or have been involved in intellectual property disputes and litigation.  Any litigation over the ownership of, or rights to, any of our portfolio companies' technologies or products could have a material adverse effect on those companies' values.

The value of our portfolio could be adversely affected if the technologies utilized by our portfolio companies are found, or even rumored or feared, to cause health or environmental risks, or if legislation is passed that limits the commercialization of any of these technologies.

Nanotechnology has received both positive and negative publicity and is the subject increasingly of public discussion and debate.  For example, debate regarding the production of materials that could cause harm to the environment or the health of individuals could raise concerns in the public's perception of nanotechnology, not all of which might be rational or scientifically based.  Nanotechnology in particular is currently the subject of health and environmental impact research.  If health or environmental concerns about nanotechnology or microsystems were to arise, whether or not they had any basis in fact, our portfolio companies might incur additional research, legal and regulatory expenses, and might have difficulty raising capital or marketing their products.  Government authorities could, for social or other purposes, prohibit or regulate the use of nanotechnology.  Legislation could be passed that could circumscribe the commercialization of any of these technologies.

Our Nanotech for CleantechSM and Nanotech for ElectronicsSM portfolios are currently the largest portion of our venture capital portfolio, and, therefore, fluctuations in the value of the companies in these portfolios may adversely affect our net asset value per share to a greater degree than other sectors of our portfolio.

The two largest portions of our portfolio are our Nanotech for CleantechSM and Nanotech for ElectronicsSM portfolios.  Our Nanotech for CleantechSM portfolio consists of companies commercializing nanotechnology-enabled products targeted at cleantech-related markets.  There are risks in investing in companies that target cleantech-related markets, including the rapid and sometimes dramatic price fluctuations of commodities, particularly oil and public equities, the reliance on the capital and debt markets to finance large capital outlays and the dependence on government subsidies to be cost-competitive with non-cleantech solutions.  For example, the attractiveness of alternative methods for the production of biobutanol and biodiesel can be adversely affected by a decrease in the demand or price of oil.  The demand for solar cells is driven partly by government subsidies and the availability of credit to finance the purchase and installation of the system.  Adverse developments in any of these sectors may significantly affect the value of our Nanotech for CleantechSM portfolio, and thus our venture capital portfolio as a whole.  Additionally, companies with alternative energy (cleantech) platforms are currently in favor with the media and investors.  Cleantech companies in general may have a harder time accessing capital in the future if this level of interest subsides.

Our Nanotech for ElectronicsSM portfolio consists of companies commercializing and integrating nanotechnology-enabled products targeted at electronics-related markets.  There are risks in investing in companies that target electronics-related markets, including rapid and sometimes dramatic price erosion of products, the reliance on capital and debt markets to finance large capital outlays, including fabrication facilities and inherent cyclicality of the electronics market in general.  Additionally, electronics-related companies are currently out of favor with many venture capital firms.  Therefore, access to capital may be difficult or impossible for companies in our portfolio that are pursuing these markets.

Our Nanotech for HealthcareSM portfolio companies are subject to several risks which may adversely affect the value of our Nanotech for HealthcareSM portfolio.

Our Nanotech for HealthcareSM portfolio consists of companies that commercialize and integrate products enabled by nanotechnology and microsystems in healthcare-related industries, including biotechnology, pharmaceuticals, diagnostics and medical devices.  There are risks in investing in companies that target healthcare-related industries, including but not limited to the uncertainty of timing and results of clinical trials to demonstrate the safety and efficacy of products; failure to obtain any required regulatory approval of products; failure to develop  manufacturing processes that meet regulatory standards; competition, in particular from companies that develop rival products; and the ability to protect proprietary technology.  Adverse developments in any of these areas at our Nanotech for HealthcareSM portfolio companies may adversely affect the value of our Nanotech for HealthcareSM portfolio.

The three main industry clusters around which our nanotechnology investments have developed are all capital intensive.

The industry clusters where nanotechnology and microsystems are gaining the greatest traction, cleantech, electronics and healthcare, are all capital intensive.  In some successful companies, we believe we may need to invest more than we currently have planned to invest in these companies.  There can be no assurance that we will have the capital necessary to make such investments.  In addition, investing greater than planned amounts in our portfolio companies could limit our ability to pursue new investments and fund follow-on investments.  Both of these situations could cause us to miss investment opportunities or limit our ability to protect existing investments from dilution or other actions or events that would decrease the value and potential return from these investments.

Our portfolio companies may generate revenues from the sale of products that are not enabled by nanotechnology.

We consider a company to be enabled by nanotechnology or microsystems if a product or products, or intellectual property covering a product or products, that we consider to be at the microscale or smaller is material to its business plan.  The core business of some of these companies may not be nanotechnology-enabled products, and therefore their success or failure may not be dependent upon the nanotechnology aspects of their business.  In addition to developing products that we consider nanotechnology, some of these companies may also develop products that we do not consider enabled by nanotechnology.  Some of these companies will generate revenues from the sale of non-nanotechnology-enabled products.  Additionally, it is possible that a portfolio company may decide to change its business focus after our initial investment and decide to develop and commercialize non-nanotechnology-enabled products.

Our portfolio companies may incur debt that ranks senior to our investments in such companies.

We sometimes make investments in our portfolio companies in the form of bridge notes that typically convert into preferred stock issued in the next round of financing of that portfolio company.  The portfolio companies usually have, or may be permitted to incur, other debt that ranks senior to the debt securities in which we invest.  By their terms, debt instruments may provide that the holders are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest.  Also, in the case of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment.  After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us.  In addition, in companies where we have made investments in the form of bridge notes, we may also have investments in equity in the form of preferred shares. In such a case, a bankruptcy court may subordinate our bridge notes to debt holders that do not have equity in the portfolio company.

Risks related to the illiquidity of our investments.

We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

Most of our investments are or will be equity or equity-linked securities acquired directly from small companies.  These equity securities are generally subject to restrictions on resale or otherwise have no established trading market.  The illiquidity of most of our portfolio of equity securities may adversely affect our ability to dispose of these securities at times when it may be advantageous for us to liquidate these investments.  We may never be able to dispose of these securities.

Unfavorable regulatory changes could impair our ability to exit investments in our portfolio companies.

Recent government reforms affecting publicly traded companies, stock markets, investment banks and securities research practices have made it more difficult for privately held companies to complete successful initial public offerings of their equity securities, and such reforms have increased the expense and legal exposure of being a public company.  Slowdowns in initial public offerings may also be having an adverse effect on the frequency and prices of acquisitions of privately held companies.  A lack of merger and/or acquisition opportunities for privately held companies also may be having an adverse effect on the ability of these companies to raise capital from private sources.  Public equity market response to companies offering nanotechnology-enabled products is uncertain.  An inability to exit investments in our portfolio companies could negatively affect our liquidity, our reinvestment rate in new and follow-on investments and the value of our portfolio.

Even if some of our portfolio companies complete initial public offerings, the returns on our investments in those companies would be uncertain.

When companies in which we have invested as private entities complete initial public offerings of their securities, these newly issued securities are by definition unseasoned issues.  Unseasoned issues tend to be highly volatile and have uncertain liquidity, which may negatively affect their price.  In addition, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after initial public offerings.  The market price of securities that we hold may decline substantially before we are able to sell these securities.  Most initial public offerings of technology companies in the United States are listed on the Nasdaq Global Market.  Government reforms of the Nasdaq Global Market have made market-making by broker-dealers less profitable, which has caused broker-dealers to reduce their market-making activities, thereby making the market for unseasoned stocks less liquid than they might be otherwise.

Risks related to our Company.

Our business may be adversely affected by the recent financial crisis and our ability to access the capital markets.

The global financial markets are in turmoil, and the economies of the United States and many other countries are in recession, which may be severe and prolonged.  This status results in severely diminished opportunities for liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in unemployment rates, and uncertainty about overall economic stability, and there can be no assurance against further decline.  We are unable to predict the likely duration and severity of this global financial turmoil, and if the current uncertainty continues or economic conditions further deteriorate, our business and the business of our portfolio companies could be materially and adversely affected.

Our business and results of operations could be impacted adversely by a number of follow-on effects of the financial crisis, including the inability of our portfolio companies to obtain sufficient financing to continue to operate as a going concern, an increase in our funding costs or the limitation on our access to the capital markets.  A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations.  Our nonperforming assets are likely to increase, and the value of our portfolio is likely to decrease during these periods.  These events could limit our investment activity, limit our ability to grow and negatively impact our operating results.

The financial crisis and changes in regulations of the financial industry have adversely affected coverage of us by financial analysts.  A number of analysts that have covered us in the past are no longer able to continue to do so owing to changes in employment, to restrictions on the size of companies they are allowed to cover and/or their firms have shut down operations.  An inability to attract analyst coverage may adversely affect our ability to raise capital from investors, particularly institutional investors.  Our inability to access the capital markets on favorable terms, or at all, may adversely affect our future financial performance.  The inability to obtain adequate financing capital sources could force us to seek debt financing, self-fund strategic initiatives or even forgo certain opportunities, which in turn could potentially harm our current and future performance.

Because there is generally no established market in which to value our investments, our Valuation Committee's value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

There is generally no public market for the private equity securities in which we invest.  Pursuant to the requirements of the 1940 Act, we value all of the private equity securities in our portfolio at fair value as determined in good faith by a committee of independent members of our Board of Directors, which we call the Valuation Committee, pursuant to Valuation Procedures established by the Board of Directors.  Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment pursuant to specified valuation principles and processes.  We are required by the 1940 Act to value specifically each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired.  Conversely, we must record unrealized appreciation if we believe that a security has appreciated in value.  Our valuations, although stated as a precise number, are necessarily within a range of values that vary depending on the significance attributed to the various factors being considered.

We use the Black-Scholes-Merton option pricing model to determine the fair value of warrants held in our portfolio.  Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return.  In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value.  Because the securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

Without a readily ascertainable market value and because of the inherent uncertainty of valuation, the fair value that we assign to our investments may differ from the values that would have been used had an efficient market existed for the investments, and the difference could be material.  Any changes in fair value are recorded in our consolidated statements of operations as a change in the "Net (decrease) increase in unrealized appreciation on investments."

In the venture capital industry, even when a portfolio of early-stage, high-technology venture capital investments proves to be profitable over the portfolio's lifetime, it is common for the portfolio's value to undergo a so-called "J-curve" valuation pattern.  This means that when reflected on a graph, the portfolio's valuation would appear in the shape of the letter "J," declining from the initial valuation prior to increasing in valuation.  This J-curve valuation pattern results from write-downs and write-offs of portfolio investments that appear to be unsuccessful, prior to write-ups for portfolio investments that prove to be successful.  Because early-stage companies typically have negative cash flow and are by their nature inherently fragile, a valuation process can more readily substantiate a loss of value than an increase in value. Even if our venture capital investments prove to be profitable in the long run, such J-curve valuation patterns could have a significant adverse effect on our net asset value per share and the value of our Common Stock in the interim.  Over time, as we continue to make additional nanotechnology investments, this J-curve pattern may be less relevant for our portfolio as a whole, because the individual J-curves for each investment, or series of investments, may overlap with previous investments at different stages of their J-curves.

Changes in valuations of our privately held, early stage companies tend to be more volatile than changes in prices of publicly traded securities.

Investments in privately held, early-stage companies are inherently more volatile than investments in more mature businesses.  Such immature businesses are inherently fragile and easily affected by both internal and external forces.  Our investee companies can lose much or all of their value suddenly in response to an internal or external adverse event.  Conversely, these immature businesses can gain suddenly in value in response to an internal or external positive development.  Moreover, because our ownership interests in such investments are generally valued only at quarterly intervals by our Valuation Committee, a committee made up of all of the independent members of our Board of Directors, changes in valuations from one valuation point to another tend to be larger than changes in valuations of marketable securities which are revalued in the marketplace much more frequently, in some highly liquid cases, virtually continuously.  Information pertinent to our portfolio companies is not always known immediately by us, and, therefore, its availability for use in determining value may not always coincide with the timeframe of our valuations required by the federal securities laws.

We may continue to experience material write-downs of securities of portfolio companies.

Write-downs of securities of our privately held companies have always been a by-product and risk of our business.  We may continue to experience material write-downs of securities of privately held portfolio companies.  Write-downs of such companies occur at all stages of their development.  Such write-downs may increase in dollar terms, frequency and as a percentage of our net asset value as our dollar investment activity in privately held companies continues to increase, and the number of such holdings in our portfolio continues to grow.  Because the average size of each of our investments in nanotechnology has increased from year to year and continues to increase, the average size of our write-downs may also increase.

Because we do not choose investments based on a strategy of diversification, nor do we rebalance the portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, the value of our portfolio is subject to greater volatility than the value of companies with more broadly diversified investments.

We do not choose investments based on a strategy of diversification.  We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to events affecting a single sector or industry and, therefore, subject to greater volatility than a company that follows a diversification strategy.  Accordingly, an investment in our Common Stock may present greater risk to you than an investment in a diversified company.

We are dependent upon key management personnel for future success, and may not be able to retain them.

We are dependent upon the diligence and skill of our senior management and other key advisers for the selection, structuring, closing and monitoring of our investments.  We utilize lawyers, and we utilize outside consultants, including one of our directors, Lori D. Pressman, to assist us in conducting due diligence when evaluating potential investments.  There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and advisers to obtain information in connection with our investment decisions.  Our future success, to a significant extent, depends on the continued service and coordination of our senior management team, particularly on Douglas W. Jamison, our Chairman and Chief Executive Officer and a Managing Director; on Daniel B. Wolfe, our President, Chief Operating Officer, Chief Financial Officer and a Managing Director; on Alexei A. Andreev and Michael A. Janse, each an Executive Vice President and Managing Director; and on Sandra M. Forman, our General Counsel, Chief Compliance Officer and Director of Human Resources.  The departure of any of our executive officers, key employees or advisers could materially adversely affect our ability to implement our business strategy.  We do not maintain for our benefit any key-man life insurance on any of our officers or employees.

The market for venture capital investments, including nanotechnology investments, is highly competitive.

We face substantial competition in our investing activities from many competitors, including but not limited to:  private venture capital funds; investment affiliates of large industrial, technology, service and financial companies; small business investment companies; hedge funds; wealthy individuals; and foreign investors.  Our most significant competitors typically have significantly greater financial resources than we do.  Greater financial resources are particularly advantageous in securing lead investor roles in venture capital syndicates.  Lead investors typically negotiate the terms and conditions of such financings. Many sources of funding compete for a small number of attractive investment opportunities.  Hence, we face substantial competition in sourcing good investment opportunities on terms of investment that are commercially attractive.

In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

We are required to disclose on a quarterly basis the names and business descriptions of our portfolio companies and the type and value of our portfolio securities.  Most of our competitors are not subject to these disclosure requirements.  Our obligation to disclose this information could hinder our ability to invest in some portfolio companies.  Additionally, other current and future regulations may make us less attractive as a potential investor than a competitor not subject to the same regulations.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to:  (1) increase or maintain in whole or in part our ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or lack sufficient funds to make such investments.  We have the discretion to make any follow-on investments, subject to the availability of capital resources.  The failure to make a follow-on investment may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose some or all preferred rights pursuant to "pay-to-play" provisions that have become common in venture capital transactions.  These provisions require proportionate investment in subsequent rounds of financing in order to preserve preferred rights such as anti-dilution protection, liquidation preferences and preemptive rights to invest in future rounds of financing.  Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to common shareholders more volatile.

Use of debt or preferred stock as a source of capital entails two primary risks.  The first is the risk of leverage, which is the use of debt to increase the pool of capital available for investment purposes.  The use of debt leverages our available common equity capital, magnifying the impact on net asset value of changes in the value of our investment portfolio.  For example, a business development company that uses 33 percent leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5 percent increase or decline in net asset value for each 1 percent increase or decline in the value of its total assets.  The second risk is that the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, thereby diminishing rather than enhancing the return to common shareholders.  If we issue preferred shares or debt, the common shareholders would bear the cost of this leverage.  To the extent that we utilize debt or preferred stock financing for any purpose, these two risks would likely make our total return to common shareholders more volatile.  In addition, we might be required to sell investments, in order to meet dividend, interest or principal payments, when it might be disadvantageous for us to do so.

As provided in the 1940 Act and subject to some exceptions, we can issue debt or preferred stock so long as our total assets immediately after the issuance, less some ordinary course liabilities, exceed 200 percent of the sum of the debt and any preferred stock outstanding.  The debt or preferred stock may be convertible in accordance with SEC guidelines, which might permit us to obtain leverage at more attractive rates.  The requirement under the 1940 Act to pay, in full, dividends on preferred shares or interest on debt before any dividends may be paid on our Common Stock means that dividends on our Common Stock from earnings may be reduced or eliminated.  An inability to pay dividends on our Common Stock could conceivably result in our ceasing to qualify as a regulated investment company under the Code, which would in most circumstances be materially adverse to the holders of our Common Stock.  As of the date hereof, we do not have any debt or preferred stock outstanding.

We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of Common Stock shareholders.

We are currently authorized to issue up to 2,000,000 shares of preferred stock, under terms and conditions determined by our Board of Directors.  These shares would have a preference over our Common Stock with respect to dividends and liquidation.  The statutory class voting rights of any preferred shares we would issue could make it more difficult for us to take some actions that might, in the future, be proposed by the Board and/or holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of our securities, if these actions were perceived by the holders of the preferred shares as not in their best interests.  The issuance of preferred shares convertible into shares of Common Stock might also reduce the net income and net asset value per share of our Common Stock upon conversion.

Loss of status as a regulated investment company could reduce our net asset value and distributable income.

We have elected to qualify, qualified and intend to continue to qualify as a regulated investment company under the Code.  As a regulated investment company, we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our shareholders.  Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains.  If we failed to qualify for regulated investment company status in 2009 or beyond, we would be taxed in the same manner as an ordinary corporation and distributions to our shareholders would not be deductible in computing our taxable income, which would materially adversely impact the amount of cash available for distribution to our shareholders.  In addition, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value, accordingly.  To qualify again to be taxed as a regulated investment company in a subsequent year, we would be required to distribute to our shareholders our earnings and profits attributable to non-regulated investment company years reduced by an interest charge of 50 percent of such earnings and profits payable by us to the IRS.  In addition, if we failed to qualify as a regulated investment company for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had sold our property to an unrelated party for fair market value) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 10 years.  In addition, if we, as a regulated investment company, were to decide to make a deemed distribution of realized net capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of shareholders.  It is possible that establishing reserves for taxes could have a material adverse effect on the value of our Common Stock.  See "Taxation."

We operate in a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

We are subject to substantive SEC regulations as a BDC.  Securities and tax laws and regulations governing our activities may change in ways adverse to our and our shareholders' interests, and interpretations of these laws and regulations may change with unpredictable consequences.  Any change in the laws or regulations that govern our business could have an adverse impact on us or on our operations.  Changing laws, regulations and standards relating to corporate governance, valuation and public disclosure, including the Sarbanes-Oxley Act of 2002, new SEC regulations, new federal accounting standards and Nasdaq Stock Market rules, are creating additional expense and uncertainty for publicly held companies in general, and for BDCs in particular.  These new or changed laws, regulations and standards are subject to varying interpretations in many cases because of their lack of specificity, and as a result, their application in practice may evolve over time, which may well result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices.

We are committed to maintaining high standards of corporate governance and public disclosure.  As a result, our efforts to comply with evolving laws, regulations and standards have and will continue to result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.  In particular, our efforts to comply with Section 404 of the Sarbanes-Oxley Act of 2002 and the related regulations regarding our required assessment of our internal controls over financial reporting has required the commitment of significant financial and managerial resources.

Moreover, even though BDCs are not mutual funds, they must comply with several of the regulations applicable to mutual funds, such as the requirement for the implementation of a comprehensive compliance program and the appointment of a Chief Compliance Officer.  Further, our Board members, Chief Executive Officer and Chief Financial Officer could face an increased risk of personal liability in connection with the performance of their duties.  As a result, we may have difficulty attracting and retaining qualified Board members and executive officers, which could harm our business, and we have significantly increased both our coverage under, and the related expense for, directors' and officers' liability insurance.  If our efforts to comply with new or changed laws, regulations and standards differ from the activities intended by regulatory or governing bodies, our reputation may be harmed. Also, as business and financial practices continue to evolve, they may render the regulations under which we operate less appropriate and more burdensome than they were when originally imposed.  This increased regulatory burden is causing us to incur significant additional expenses and is time consuming for our management, which could have a material adverse effect on our financial performance.

Market prices of our Common Stock will continue to be volatile.

We expect that the market price of our Common Stock will continue to be volatile.  The price of the Common Stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	stock market and capital markets conditions;

•	internal developments in our Company with respect to our personnel, financial condition and compliance with all applicable regulations;

•	announcements regarding any of our portfolio companies;

•	announcements regarding developments in the nanotechnology or cleantech-related fields in general;

•	environmental and health concerns regarding nanotechnology, whether real or perceptual;

•	announcements regarding government funding and initiatives related to the development of nanotechnology or cleantech-related products;

•	general economic conditions and trends; and/or

•	additions or departures of key personnel.

We will not have control over many of these factors, but expect that our stock price may be influenced by them.  As a result, our stock price may be volatile, and you may lose all or part of your investment.

Quarterly results fluctuate and are not indicative of future quarterly performance.

Our quarterly operating results fluctuate as a result of a number of factors.  These factors include, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we and our portfolio companies encounter competition in our markets and general economic and capital markets conditions.  As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

To the extent that we do not realize income or choose not to retain after-tax realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

As a regulated investment company, we must annually distribute at least 90 percent of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments.  As a result, these earnings may not be available to fund investments.  If we fail to generate realized net capital gains or to obtain funds from outside sources, it would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments.  Because of the structure and objectives of our business, we generally expect to experience net operating losses and rely on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses.  These sales are unpredictable and may not occur.  In addition, as a BDC, in order to pay dividends or repurchase shares, we are generally required to maintain a ratio of at least 200 percent of total assets to total borrowings and preferred stock, which may restrict our ability to borrow to fund these requirements.  Lack of capital could curtail our investment activities or impair our working capital.

Investment in foreign securities could result in additional risks.

We may invest in foreign securities, and we currently have one investment in a foreign security.  When we invest in securities of foreign issuers, we may be subject to risks not usually associated with owning securities of U.S. issuers.  These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets and foreign taxation issues.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of our securities and could favorably or unfavorably affect our operations.  It may also be more difficult to obtain and enforce a judgment against a foreign issuer.  Any foreign investments made by us must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to the U.S. dollar, in which currency we maintain financial statements and valuations.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Risks related to this offering.

Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

Our investment objective and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio.  Our investments in portfolio companies are highly speculative and, therefore, an investor in our Common Stock may lose his or her entire investment.  The value of our Common Stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of the amount invested in our Common Stock.  The securities markets frequently experience extreme price and volume fluctuations that affect market prices for securities of companies in general, and technology and very small capitalization companies in particular.  Because of our focus on the technology and very small capitalization sectors, and because we are a very small capitalization company ourselves, our stock price is especially likely to be affected by these market conditions.  General economic conditions, and general conditions in nanotechnology in particular and in the semi-conductor and information technology, life sciences, materials science and other high technology industries, including cleantech, may also affect the price of our Common Stock.

We will have discretion over the use of proceeds of this offering.

We will have flexibility in applying the proceeds of this offering.  We may pay operating expenses, including due diligence expenses on potential new investments, from the net proceeds.  Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.

Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of BDCs like us may, during some periods, trade at prices higher than their net asset value and during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value.  The possibility that our shares will trade at discounts from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that our net asset value per share will decrease.  The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.  Our Common Stock may not trade at a price higher than or equal to net asset value per share.  On September 17, 2009, our stock closed at $6.36 per share, a premium of $2.09 to our net asset value per share of $4.27 as of June 30, 2009.

The Board of Directors intends to grant stock options to our employees pursuant to the Company's Equity Incentive Plan.  When exercised, these options may have a dilutive effect on existing shareholders.

In accordance with the Company's Equity Incentive Plan, the Company's Board of Directors may grant options from time to time for up to 20 percent of the total shares of stock issued and outstanding.  When options are exercised, net asset value per share will decrease if the net asset value per share at the time of exercise is higher than the exercise price.  Alternatively, net asset value per share will increase if the net asset value per share at the time of exercise is lower than the exercise price.  Therefore, existing shareholders will be diluted if the net asset value per share at the time of exercise is higher than the exercise price of the options.  Even though issuance of shares pursuant to exercises of options increases the Company's capital, and regardless of whether such issuance results in increases or decreases in net asset value per share, such issuance results in existing shareholders owning a smaller percentage of the shares outstanding.

You have no right to require us to repurchase your shares.

You do not have the right to require us to repurchase your shares of Common Stock.

FORWARD-LOOKING INFORMATION

This Prospectus may contain "forward-looking statements" based on our current expectations, assumptions and estimates about us and our industry.  These forward-looking statements involve risks and uncertainties.  Words such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may," "might," "could," "continue" and other similar expressions identify forward-looking statements.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements as a result of several factors more fully described in "Risk Factors" and elsewhere in this Prospectus.  The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made.  We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

You should understand that under Sections 27A(b)(2)(B) of the Securities Act of 1933 and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made by business development companies.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be up to $41,529,300 based on the last reported price for our Common Stock on September 17, 2009 of $6.36.

In the first half of 2009, we made no new investments because of the disarray in the venture capital markets.  We expect to make both new and follow-on investments with the proceeds of this offering.  We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offering.  The net proceeds of this offering invested after two years will only be used for follow-on investments.  Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which may yield less than our operating expense ratio.  We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments.  Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses.  If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

PRICE RANGE OF COMMON STOCK

Our Common Stock is traded on the Nasdaq Global Market under the symbol "TINY."

The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq Global Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Net Asset Value ("NAV") Per Share	Premium or (Discount) as a % of NAV
Quarter Ended	High	Low	at End of Period	High	Low
March 31, 2007	13.58	11.00	5.27	157.7	108.7
June 30, 2007	14.32	11.01	5.54	158.5	98.7
September 30, 2007	11.79	9.51	5.69	107.2	67.1
December 31, 2007	11.10	8.00	5.93	87.2	34.9

March 31, 2008	8.98	5.76	5.86	53.2	(1.7)
June 30, 2008	8.73	6.00	5.95	46.7	0.8
September 30, 2008	8.50	4.97	4.68	81.6	6.2
December 31, 2008	6.58	3.10	4.24	55.2	(26.9)

March 31, 2009	4.48	2.65	4.22	6.2	(37.2)
June 30, 2009	5.99	3.57	4.27	40.3	(16.4)
Through September 17, 2009	6.93	5.01	--	--	--
Historically, the shares of our Common Stock have traded at times at a discount and at other times at a premium to net asset value.  The last reported price for our Common Stock on September 17, 2009 was $6.36 per share.  As of September 17, 2009, we had approximately 138 shareholders of record.

BUSINESS

We are a venture capital company that specializes in making investments in companies commercializing and integrating products enabled by nanotechnology and microsystems.  We were incorporated as a New York corporation in 1981.  In 1995, we elected to be regulated as a business development company under the 1940 Act.  Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments.  We define venture capital investments as the money and resources made available to privately held start-up firms and privately held and publicly traded small businesses with exceptional growth potential.  We make our investments exclusively in companies commercializing or integrating products enabled by nanotechnology or microsystems.  We sometimes use "tiny technology" to describe both of these disciplines.  By making these investments, we seek to provide our shareholders with a specific focus on nanotechnology and microsystems through a portfolio of venture capital investments that address a variety of markets and products.

We believe that we are the only publicly traded business development company making venture capital investments exclusively in nanotechnology and microsystems.  We believe we provide three core benefits to our shareholders.  First, we are an established firm with a track record of investing in venture capital-backed companies.  Second, we provide shareholders with access to emerging companies that commercialize and integrate products enabled by nanotechnology and microsystems that are generally privately owned.  Third, we provide access to a vehicle that has historically provided returns comparable to the median of those of the private venture capital industry and, unlike private venture capital firms, is both transparent and liquid.   We seek to provide our shareholders with a specific focus on nanotechnology and microsystems through a portfolio of venture capital investments that addresses a variety of markets and products.

As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field, particularly while many companies commercializing and integrating products enabled by nanotechnology and microsystems are still private.  By making investments in companies that control intellectual property relevant to nanotechnology and microsystems, we are building a portfolio that we believe will be difficult to replicate in the future.  We typically invest as part of a syndicate of venture capital firms. However, we may provide seed capital before forming a syndicate with other investors and we may invest in small public companies with large growth potential.  We may maintain our investment in an investee company after it goes public, even after our co-investors sell or distribute their shares.

To the investor, we offer:

•	a portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•
a team of professionals to evaluate and monitor investments, comprising five full-time members of management, including four Managing Directors, Douglas W. Jamison, Alexei A. Andreev, Michael A. Janse and Daniel B. Wolfe, and a Vice President, Misti Ushio.  One of our directors, Lori D. Pressman, is also a consultant to us.  These six professionals collectively have expertise in venture capital investing, intellectual property and nanotechnology and microsystems;

•	the opportunity to benefit from our experience in a new field expected to permeate a variety of industries;

•	through the ownership of our publicly traded shares, a measure of liquidity not typically available in underlying venture capital portfolio investments; and

•	transparency resulting from requirements to make certain public disclosures about our investments.

We make venture capital investments exclusively in companies commercializing or integrating products enabled by nanotechnology or microsystems.  Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter.  Microsystems, including microelectromechanical systems ("MEMS") are measured in micrometers, which are units of measurement in millionths of a meter.  We consider a company to fit our investment thesis if the company employs or intends to employ technology that we consider to be at the microscale or smaller and if the employment of that technology is material to its business plan.  At June 30, 2009, 57.9 percent of our net assets and 100 percent of our venture capital portfolio were invested in companies commercializing or integrating products enabled by nanotechnology or microsystems.

Nanotechnology is multidisciplinary and widely applicable, and it incorporates technology that was not previously in widespread use.  Products enabled by nanotechnology are found in many industries, including instrumentation, computing, electronics, photonics, pharmaceuticals, medical devices, textiles, sporting goods, aerospace, automotive and cleantech, which includes alternative-energy and energy-saving products.  Our nanotechnology investments have developed around three main industry clusters: cleantech (47 percent of our venture capital portfolio on June 30, 2009); electronics, including semiconductors (33 percent of our venture capital portfolio on June 30, 2009); and healthcare (10 percent of our venture capital portfolio on June 30, 2009).  We call these three areas "Nanotech for CleantechSM," "Nanotech for ElectronicsSM," and "Nanotech for HealthcareSM," respectively.  We have and may continue to make investments outside these industry areas, and we may not maintain these industry clusters or the weightings within these clusters.

The number of investment opportunities in nanotechnology and microsystems available to us has continued to increase in recent years, through both new opportunities and opportunities for follow-on investments in our existing portfolio companies.  The use of nanotechnology-enabled advanced materials for cleantech, in particular, is an area of increasing global interest, and these types of materials are the cornerstones of new generations of photovoltaics, batteries, solid-state lighting, fuel cells, biofuels and other energy-related applications that are the focus of a number of recently funded early-stage companies.  We believe that our expertise and record of prior investments in nanotechnology and microsystems are likely to lead us to additional such investment opportunities in the future.

Currently, we believe there are four primary reasons to put more capital to work.  First, the time period from investment to exit has lengthened considerably.  The average age of the three venture capital-backed companies that completed IPOs in the second quarter of 2009 was 10.2 years.  Dow Jones VentureSource reported that the average time from investment to acquisition in the second quarter of 2009 was 4.5 years.  These numbers are up from 4.5 years to IPO and 3 years to acquisition in 1998.  The average age of our successful IPOs has been 4.3 years, and the average age of our profitable acquisitions has been 4.1 years.  Historically, many venture capital-backed companies are cash flow negative when they are acquired or complete IPOs.  If companies need to become cash flow positive before seeking an exit through an IPO or acquisition, we believe companies will remain longer in venture portfolios and require additional capital.

Second, as a result of the lengthened time to exit and the current disarray in the venture capital world, we believe we will need more capital for follow-on investments than we previously expected.  Recently, very few companies have been successful in bringing new investors into existing venture capital syndicates, as far fewer venture funds are seeking new investment opportunities than before the economic downturn.  Also, venture capital-backed companies are struggling to keep existing syndicate partners together.  Some venture funds are out of capital or are under pressure from their limited partners to decrease capital calls and are not making follow-on investments.  This situation has led to venture financing terms that can heavily favor the later rounds of investments in a company, while substantially decreasing the value of previously invested capital.  Although these terms are favorable to those planning to invest significantly, if one does not have the capital to invest significantly in these later rounds, investment returns could decrease.  We call this situation the commoditization of early investment rounds.  We do not believe it is in our shareholders interest to face heavy dilution in companies to which we have provided early rounds of financing and which show signs of being successful.  We will need to be prepared to take advantage of these later round opportunities when they arise in our best portfolio companies if we are to maximize our venture returns.

Third, nanotech investing is capital intensive.  The industry clusters where nanotechnology is gaining the greatest traction, cleantech, electronics and healthcare are all capital-intensive industries.  In some successful companies, we believe we may need to invest more than $5 to $6 million, which is what we currently have planned to invest in these companies.  The ability to invest a greater amount may help us increase our investment return on the best companies in our portfolio and protect our original investments from significant dilution.

Fourth, we need to continue making new investments if we are to remain a leader in investing in nanotechnology and microsystems.  Over the past eight years we have built the Company into a leader in investing in nanotechnology.  Our position is the result of having the opportunity to invest in potentially some of the best private nanotechnology companies.  This position has provided us with access to better deal flow.  If we were to stop or continue to slow down our investment pace, we may lose access to the best deals.  Additionally, because venture capital is asymmetric in its returns, meaning that the best deals return an outsized percentage of the returns to investors, failure to take advantage of an investment opportunity could hurt our future potential investment returns.  Finally, because there are fewer venture investors with capital to put to work, valuations have decreased.

We identify investment opportunities primarily through five channels:

•	our involvement in the field of nanotechnology and microsystems;

•	research institutions, universities and corporations that seek to transfer their scientific discoveries to the private sector;

•	other venture capital companies seeking co-investors or referring deals to us;

•	referrals from our portfolio companies; and

•	direct calls and business plan submissions by companies, business incubators and individuals seeking venture capital.

As is usual in the venture capital industry, our venture capital investments are generally in convertible preferred stock, which is usually the most senior security in a portfolio company's equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of common stock (usually including the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature.  Our portfolio investments in some instances include a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash.  In-kind distributions are primarily made in additional shares of convertible preferred stock.  We expect to continue to invest in convertible securities.

We have a long history of investing in venture capital and of business development.  Our approach is traditional, including a patient examination of available early stage opportunities, thorough due diligence and close involvement with management.  Unlike most private equity and venture capital funds, we will not be subject to any requirement to return capital to investors.  Such requirements typically stipulate that these funds can only be invested once and, together with any capital gains on such investment, must be returned to investors, net of fees and carried interest in profits, after a pre-agreed time period.  These provisions may cause private equity and venture capital funds to seek investments that are likely to be able to be sold relatively quickly or to seek returns on their investments through mergers, public equity offerings or other similar transactions more quickly than they otherwise might.

We make investments exclusively in companies that we believe are involved significantly in nanotechnology and microsystems.  We may also make follow-on investments in any of our portfolio companies.  The balance of our funds is primarily invested in short-term U.S. government and agency securities.  We are an internally managed investment company because our officers and employees, under the general supervision of our Board of Directors, control our operations.  We have no investment adviser.

Subject to our compliance with business development company and tax code requirements, there are no limitations on the types of securities or other assets, foreign or domestic, in which we may invest.  Investments may include the following:

•
equity, equity-related securities (including warrants) and debt with equity features from either private or public issuers, whether in corporate, partnership or other form, including development stage or start-up entities;

•	debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; and

•	to a limited extent, intellectual property, including patents, research and development in technology or product development that may lead to patents or other marketable technology.

Unlike other business development companies that engage primarily in middle market lending, we believe that we are the only business development company that invests exclusively in venture capital technology companies.  We have no debt outstanding.  Accordingly, we are not subject to credit agency downgrades or risk of default or failure from these types of loans that could cause us to fail asset coverage tests or force a fire sale of assets.

Neither our investments nor an investment in our securities constitutes a balanced investment program.  We have been and will continue to be risk seeking rather than risk averse in our investment approach.  We reserve the fullest possible freedom of action regarding the types of investments we make and our relationship with our portfolio companies, subject to our certificate of incorporation, applicable law and regulations, and policy statements described herein.  Our tiny technology investment policy is not a "fundamental policy" under the 1940 Act and, accordingly, may be changed without shareholder approval, although we will give shareholders at least 60 days prior written notice of any change.

Our business is subject to federal regulation under the 1940 Act, under which we have elected to operate as a business development company.  As a business development company, we are subject to regulatory requirements, the most significant of which relate to our investments and borrowings.  The 1940 Act provides that we may not make an investment in non-qualifying assets unless at the time at least 70 percent of the value of our total assets (measured as of the date of our most recently filed financial statements) consists of qualifying assets.  We must also maintain a coverage ratio of assets to senior securities (such as debt and preferred stock) of at least 200 percent immediately after giving effect to the issuance of any senior securities.  We are also required to offer managerial assistance to our portfolio companies, in addition to our investment.  For tax purposes, we are a regulated investment company under the Code.

Management Fees and Expenses

Venture capital funds organized as private partnerships receive management fees from the limited partners of the fund typically in the range of 2 to 2.5 percent of committed capital.  For example, if the committed capital to a fund is $200 million, the venture capital firm would receive management fees of approximately $4 to $5 million per year.  These management fees typically do not decrease or increase as the value of invested capital fluctuates during the life of the private partnership.  That is, if the invested capital is valued in a depreciated state or losses of invested capital are realized at a point in time during the life of the partnership, the annual management fees typically do not decrease in line with this unrealized or realized depreciation.  Moreover, in addition to receiving standard management fees, the general partners of these funds typically also are reimbursed by the limited partners for certain expenses incurred in connection with the funds (e.g., those costs associated with legal work, due diligence and portfolio company maintenance).  Therefore, the total expenses paid by a limited partner as part of its investment in a private partnership may be greater than the management fee itself.

We are an internally managed investment company.  Our expenses are reported as a fraction of net assets as of the end of each quarterly period.  This method of reporting differs from that of venture capital firms organized as private partnerships in two significant ways.  First, because we are not a private partnership, we calculate our expenses as a percentage of net assets at a fixed point in time rather than based on the equivalent of committed capital, which would be the total capital invested plus the balance of cash and U.S. treasury securities.  For example, as of June 30, 2009, our net assets, which are currently held in a depreciated state and do not include invested capital in companies that are no longer in our portfolio, were $110,412,973.  Through the same date, since 2001, our cumulative capital invested in companies commercializing or integrating products enabled by nanotechnology and microsystems was $107,866,260.  This amount of cumulative capital invested plus the balance of our cash and U.S. treasury securities as of June 30, 2009, equals $155,533,154.  If we were a private partnership, our expenses would be calculated as a percentage of this amount and would be 4.0 percent, versus 5.6 percent when calculated based on net assets as of June 30, 2009.

Second, because we are not a private partnership, we report our expenses as an aggregate amount.  We do not separately report those expenses that result from being a publicly traded corporation, which results in liquidity for our investors, and those expenses that could be billed back to limited partners in a private partnership structure.  The table below contains our best estimates of how our expenses would be allocated among management fees and expenses of limited partners, assuming we operated as a private partnership, as well as an estimate of the allocation for expenses associated with operating as a publicly traded corporation.  In each case, we calculate this expense ratio as a percentage of net assets or cash, U.S. treasuries and cumulative capital invested since 2001, as the case may be.

			Our Estimates of the Distribution of Billing of Expenses Assuming Limited Partnership Structure
As a Percentage of:	Total %	Public Company	Management Fees	Reimbursed by LPs
Net Assets (as of June 30, 2009)	5.6	1.8	3.1	0.7
Cash + U.S. Treasuries + Cumulative Capital Invested in Tiny Technology Companies Since 2001 (in each case, as of June 30, 2009)	4.0	1.3	2.2	0.5
Cash + U.S. Treasuries + Cumulative Capital Invested in Tiny Technology Companies Since 2001 (in each case, as of June 30, 2009) + Capital Raised by Selling 7 Million Shares of Common Stock at $6.36 per share (the closing price of our Common Stock as of September 17, 2009)	3.1	1.0	1.7	0.4

We believe that increasing the size of our assets should lower our expenses as a proportion of average net assets because some of our costs, such as administration and public company expenses, are fixed and can be spread over a larger asset base and will decline as a percentage of assets as our assets increase.  In addition, with more assets, we expect the average size of our investments to increase.  Each due diligence investigation entails expenses whether or not we complete the transaction, and the cost of due diligence, negotiation and documentation of our investments does not vary proportionately with the size of the investment or intended investment.

Some expenses are expected to increase as our assets increase.  In the future, we may add personnel to enable us to enlarge the scope of our activities and our expertise in nanotechnology and microsystems.  We also believe that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of our visibility and improve the trading liquidity of our shares on the Nasdaq Global Market.  We may not realize any of these benefits.

Nanotechnology and Microsystems

Nanotechnology refers to materials, devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers.  A nanometer is 0.000000001 meter, or one billionth of a meter.  It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics.  At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.  Microsystems refers to materials, devices and processes that are on a micrometer size scale.  A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter.  In practice, any device, or device enabled by components, in a size range from 100 microns down to 0.1 micron may be considered "micro."

Nanotechnology is defined by the U.S. Government's National Nanotechnology Initiative as research and technology development at the atomic, molecular or macromolecular levels, in the length scale of approximately 1 to 100 nanometer range, to provide a fundamental understanding of phenomena and materials at the nanoscale and to create and use structures, devices and systems that have novel properties and functions because of their small and/or intermediate size.

Nanotechnology and its potential scientific and commercial implications are currently the subject of intense research and development efforts in governmental, academic and corporate sectors, in the United States and in other countries.

Nanotechnology Commercialization

In our view, nanotechnology is neither an industry nor a single technology, but a variety of enabling technologies with critical dimensions below 100 nanometers.  Historically, many significant transitions in the properties and capabilities of products were enabled by the ability to study and manipulate matter on increasingly smaller scales.  We believe the ability to study and manipulate matter on the nanoscale, in particular, will be a key enabling component of the next wave of product innovation in many large, diverse and important markets including instrumentation, cleantech, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery.  There are currently nanotechnology-enabled products available in a number of these markets including examples such as sensors, semiconductor chips, batteries, memory chips, cosmetics, consumer products, diagnostics, and pharmaceutical therapeutics.

We believe the benefits of nanotechnology are a result primarily of five key attributes:  1) new tools that enable the study and manipulation of matter at the nanoscale; 2) new properties that emerge from materials with nanoscale dimensions; 3) the ability to manipulate and use the power of biology for applications ranging from the development of new therapeutic treatments to the production of renewable fuels and chemicals; 4) the ability to manufacture products through additive processes that are more cost efficient and less wasteful than standard subtractive methods; and 5) the opportunity to solve problems using tools and knowledge from the convergence of traditionally disparate scientific disciplines.  This concept of convergence is particularly unique to nanotechnology as it often requires the integration of multiple disciplines, including biology, physics, chemistry, materials science, computer science and the engineering sciences.

Commercialization of nanotechnology-enabled products began with the incorporation of nanomaterials in a bulk material, or matrix, as a filler to make a composite material with new properties.  One of the first commercial examples of a nanotechnology-enabled composite material was a sunscreen that was transparent and colorless.  This ability to screen out harmful ultraviolet light without scattering visible light, i.e., to be colorless, resulted from the incorporation of zinc oxide and titanium dioxide nanoparticles, within the cream matrix.  The nanoparticles were produced by one of our former portfolio companies and the first nanotechnology-enabled company in which we invested, Nanophase Technologies Corporation.  Beginning in 1994, we invested a total of $1,500,418 in Nanophase and sold our interest in 2001, netting $2,663,645 on our investment.  Other companies have used carbon nanotubes to make strong, lightweight and conductive plastics for use in the automotive industry.  Although the properties of these composite materials are useful, it is typically difficult for venture-backed companies that make nanomaterials to recognize value from the sale of the nanomaterials alone due to rapid commoditization.

Tools that enable the study and manipulation of matter on the nanoscale are also among the first commercially available products that incorporate nanotechnology.  These tools include examples such as electron microscopes, atomic force microscopes, lithography equipment and gene and protein array technology.  The capabilities offered by these tools have led to new nanoscale discoveries in biology, chemistry, physics and materials science.  These tools also provide new ways of manufacturing devices with nanoscale features such as nanoimprint lithography.  This technique overcomes the limitations of traditional lithography using light (i.e., photolithography), by replicating a pattern of nanoscale features from a rigid stamp.  An example use for this technique may be the manufacture of next generation ultra-high-density hard disk drives.

Improvements in the level of understanding and the ability to control and manipulate matter on the nanoscale permit the use of nanotechnology actively as an enabling component of a product rather than passively as a filler material.  The commercialization of such products requires the need to develop nanotechnology-enabled components, platforms and full systems rather than just the materials themselves.  Component-level products are those that are used along with other components by another company to make a system-level product.  System-level products are generally end-products that are sold to customers for use in the application desired.  Examples of component-level products and platforms that employ nanotechnology actively include thermoelectric coolers and power generators, energy-efficient light sources, high and low density non-volatile memory and synthetic techniques for making carbohydrates and macrocycles.  Examples of system-level products include thin-film solar cells, low-cost radio frequency identification tags, on-demand wound treatments, quantum computers, and advanced therapeutics.

Although our first investment in nanotechnology was in a nanomaterial company, later investments have clustered largely in companies working at the tools and component/platform level.  This transition occurred because we believe that companies that pursue such a path will capture more of the value ascribed to the nanotechnology-enabled product.  We also believe the transition from a nanomaterial supplier to a component/platform and system-level supplier is required for the commercialization and integration of products enabled by nanotechnology that take full advantage of the five benefits of nanotechnology discussed above.

Our portfolio companies use different business models to commercialize their respective products and intellectual property.  These business models range in complexity, or level of integration, depending on the type of product sold, the dynamics of the target market, the capital required to bring the product to market and the barriers to entry for competitors to sell similar products.  The table below classifies the business models of our portfolio companies into four levels of integration:  1) System-Level Solutions/Therapeutics, 2) Components/IP/Platforms, 3) Tools/Service and 4) Chemicals and Coatings.   The table also discusses the positives and negatives associated with commercializing products and intellectual property at each of the levels of integration noted below.

Level of Integration	Examples from our Portfolio			Positives and Negatives
	Cleantech	Electronics, Photonics and Tools	Healthcare
System-Level Solutions / Therapeutics	NanoGram	D-Wave Systems Kovio Polatis	PolyRemedy BioVex Mersana
(+) Control of manufacturing processes and end product; capture most value; formidable IP barriers

(-) High capital intensity, significant technical and execution risks due to high-complexity and long time to market

Components / IP / Platforms	BridgeLux CFX Battery Cobalt Biofuels Crystal IS Innovalight Laser Light Engines Nextreme Solazyme TetraVitae	Adesto Cambrios Nantero NeoPhotonics Nanosys SiOnyx	Ensemble Ancora
(+) Proven markets with defined standards; opportunity for plug-and-play replacement of inferior products

(-) Moderate/high capital intensity; technical and execution risk; dependence on partners for manufacturing and integration

Tools / Service		Molecular Imprints Xradia	Metabolon	(+) Potential for quick revenues with positive margins on R&D products; fast track to profitability (-) Scalability of business may be limited; slow adoption for mainstream applications
Chemicals and Coatings	Starfire Systems Siluria Technologies			(+) Potential for quick revenues; potential for low capital requirements (-) Potential for low gross margins, rapid decline of average selling price and overall commoditization

Potential hurdles associated with pursuing products with increasing levels of integration include additional complexity of the end product or platform and capital required for commercialization.  We believe that many nanotechnology companies will address these hurdles through partnerships with industry-leading companies to bring their nanotechnology-enabled product to market.  Partnerships can take the form of development dollars, equity investments, beta-site development, outsourcing, supply of materials, joint development agreements or distribution agreements.

Commercialization of Nanotechnology by Our Portfolio Companies

We believe the commercialization of nanotechnology-enabled products by venture-capital backed companies requires the same attributes as those for non-nanotechnology-enabled products.  A company should be focused on solving a high-impact problem that currently has limited or no available solutions.  The solution should come from a set of technologies that are proprietary to the company and are able to be protected from use by competitors.  The company will need experienced management teams with knowledge of the target market and customer base.  The company will require financing from one or more investors.  As discussed above, the company will likely require partners to help validate and commercialize the technology.  We are differentiated from other venture capital firms investing in start-up companies because we focus on investing in companies that use solutions from nanotechnology to address market needs and we bring deep technical experience to early-stage investments.

Our nanotechnology investments have developed around three main industry clusters: cleantech (47.0 percent of our venture capital portfolio as of June 30, 2009); electronics, including semiconductors (33.0 percent of our venture capital portfolio as of June 30, 2009); and healthcare (10.0 percent of our venture capital portfolio as of June 30, 2009).  We call these three areas "Nanotech for CleantechSM," "Nanotech for ElectronicsSM," and "Nanotech for HealthcareSM," respectively.  We have and may continue to make investments outside these industry areas, and we may not maintain these industry clusters or the weightings within these clusters.

These three clusters are multi-billion dollar industries that have grown historically through technological innovation.  "Cleantech" is a term used commonly to describe products and processes that solve global problems related to resource constraints.  We classify Nanotech for CleantechSM companies as those that seek to improve performance, productivity or efficiency, and to reduce environmental impact, waste, cost, energy consumption or raw materials using nanotechnology-enabled solutions.  We believe nanotechnology will impact cleantech solutions in at least two ways.  First, nanotechnology-enabled methods of production can allow lower energy use at lower cost and operate with better performance than current methods of production.  Second, new materials enable the development of new products that overcome inherent limitations of existing technology and processes.

We classify Nanotech for ElectronicsSM companies as those that use nanotechnology to address problems in electronics-related industries, including semiconductors.  We believe nanotechnology will impact these industries in at least four ways.  First, nanotechnology enables reduced manufacturing cost and increased performance of semiconductor and electronics systems as the density of components increases.  Second, new capabilities of semiconductor and electronic products are made possible by nanoscale materials.  Third, nanotechnology offers differentiation and improved performance that allows nanotechnology-enabled electronics companies to capture value in a market often characterized by outsourced manufacturing and a commodity production process.  Fourth, novel methods of computing, such as quantum computing, may be enabled by nanoscale phenomenon.

We classify Nanotech for HealthcareSM companies as those that use nanotechnology to address problems in healthcare-related industries, including biotechnology, pharmaceuticals, diagnostics and medical devices.  We believe nanotechnology will impact these industries in at least two ways. First, we believe the ability to study, optimize, and design biological pathways at the nanoscale enables the manipulation and engineering of biological systems for diagnosis and treatment of disease.  Second, we believe new tools are necessary to provide critical insights into what is happening at the nanoscale to enhance and enable advances in healthcare technology.

We believe the development and commercialization of nanotechnology-enabled solutions are the result of the convergence of traditionally separate scientific disciplines such as biology, materials science, chemistry, electronics, information technology, and physics.  We believe such nanotechnology‐enabled advances in each of these industry clusters, and in general, could not otherwise occur within one discipline alone.

We currently have 17 companies in our portfolio that generate commercial revenue from the sale of products or services enabled by nanotechnology and microsystems.  In 2008, these companies, cumulatively, generated approximately $230,000,000 in gross revenue.  These companies offer a range of products including components for optical networking, high-brightness LEDs, imaging devices for security and surveillance, printable electronics, nano-imprint lithography equipment, X-ray imaging equipment, optical switches, solid-state cooling, metabolomic profiling services, synthetic carbohydrates and decorative tiles.

The following is a summary of the products currently released or under development (indicated by asterisks) by our active portfolio companies and their partners where applicable:

Portfolio Company as of June 30, 2009	Product Focus	Example of Publicly Announced Partners, Customers and Collaborators
Adesto Technologies Corporation	Semiconductor products*	No Publicly Announced Partners or Customers.
Ancora Pharmaceuticals Inc.	Synthetic carbohydrates for pharmaceutical markets	Partners and customers include several pharmaceutical and biotechnology companies.
BioVex Group, Inc.	Novel biologics for treatment of cancer and infectious disease*	No publicly announced partners or customers.
BridgeLux, Inc. (formerly eLite Optoelectronics, Inc.)	LED chips and arrays for solid-state lighting	Cree – Supply and licensing agreement for LED chips.

Portfolio Company as of June 30, 2009	Product Focus	Example of Publicly Announced Partners, Customers and Collaborators
Cambrios Technologies Corporation	Transparent conductors*
Nissha Printing Company – Development and application of transparent conductive materials and films for touch panel applications.

Chisso and Sumitomo – Commercialization of transparent conductive materials and films for liquid crystal displays.

CFX Battery, Inc. (formerly Lifco, Inc.)	Primary and rechargeable batteries*	No publicly announced partners or customers.
Cobalt Biofuels, Inc.	Renewable fuels and chemicals*	No publicly announced partners or customers.
Crystal IS, Inc.	Aluminum nitride substrates and UV light-emitting diodes for water purification*	Sanan Optoelectronics Co. Ltd. - Pilot manufacturing of UV LEDs.
D-Wave Systems, Inc.	High-performance quantum computing*	Google – Collaboration to develop image recognition with an adiabatic quantum computer.
Ensemble Discovery Corporation	DNA Programmed chemistry for discovery of new therapeutics*	Bristol-Myers Squibb Company – Strategic alliance to discover and develop drug candidates against a number of pharmaceutical targets. Roche – Product development program for cancer diagnostics.
Innovalight, Inc.	Thin-film photovoltaics modules*

J A Solar – Commercialization of high-performance solar products using silicon ink technology.

OTB – Supplied first high-throughput system for solar.

Roth & Rau – Installed first ink-jet-based solar production line.

Kovio, Inc.	Semiconductor products using printed electronics*	Panasonic and Toppan Forms – End applications using printed RFID tags.
Laser Light Engines, Inc.	Solid-state light source for digital cinema and other projection-based displays*	No publicly announced partners or customers.
Mersana Therapeutics, Inc. (formerly Nanopharma Corporation)	Oncology-focused therapeutic products*	No publicly announced partners or customers.
Metabolon, Inc.	Metabolomic profiling services, biomarker discovery and diagnostic tools
Syngenta - Use Metabolon's biochemical profiling technology for use in agricultural applications.

LS9 – Use Metabolon’s biochemical profiling technology for use in biofuel applications.

Customers include 8 of the top 10 pharmaceutical firms.

Portfolio Company as of June 30, 2009	Product Focus	Example of Publicly Announced Partners, Customers and Collaborators
Molecular Imprints, Inc.	Tools for nano-imprint lithography

Hoya – Initial customer for Perfecta TR 11100.

Dai Nippon Printing - Strategic collaboration agreement to speed the commercialization of nanoimprint lithography for high-volume semiconductor device manufacturing.

Customers include SEMATECH, Motorola, HP and Hitachi.

NanoGram Corporation	Silicon-based, thin-film solar cells*	Teijin Limited - Extending NanoGram's printed silicon ink technology to use with Teijin's flexible substrates.
Nanomix, Inc.	Carbon-nanotube based sensors*	No publicly announced partners or customers.
Nanosys, Inc.	Electronic, medical and optical devices enabled by nanomaterials*
Life Technologies Corporation – License agreement for commercialization of nanotechnology-enabled anti-counterfeiting solutions.

Sharp, Hynix and Intel – Development programs for nanotechnology-enabled electronic devices.

Nantero, Inc.	Carbon-nanotube based non-volatile memory*	ON Semiconductor, Hewlett Packard, Brewer Science and SVTC – Partnerships to develop carbon nanotube-enabled devices.
NeoPhotonics Corporation	Active and passive optical components for optical networking	Huawei and other Tier 1 telecommunications companies - Large purchaser of access, metro and long-haul optical network equipment.
Nextreme Thermal Solutions, Inc.	Thermoelectric devices for thermal management of integrated circuits and for power generation	Lockheed Martin – Partnership to develop new products based on thin-film thermoelectric materials. Nucletron Technologies GmbH – Partnership to sell Nextreme's products in Europe.
Polatis, Inc. (formerly Continuum Photonics, Inc.)	Microelectromechanical systems for optical networks	Partnered with EdenTree Technologies, JDSU Corporation, QuikCycle and Crestron.
PolyRemedy, Inc.	Robotic manufacturing platform for wound treatment dressings*	No publicly announced partners or customers.
Questech Corporation (formerly Intaglio, Ltd.)	Decorative tiles and switch plates made of stone and microscale-metal materials	Home Depot – Distribution agreement for switch plates.
Siluria Technologies, Inc.	Nanomaterial-enabled products for a diverse set of markets*	No publicly announced partners or customers.
SiOnyx, Inc.	Black Silicon-enabled optical detectors and image arrays*	No publicly announced partners or customers.

Portfolio Company as of June 30, 2009	Product Focus	Example of Publicly Announced Partners, Customers and Collaborators
Solazyme, Inc.	Algae-produced products including nutraceuticals, industrial chemicals and energy*	Chevron Technology Ventures – Agreement for biodiesel feedstock development and testing.
Starfire Systems, Inc.	Ceramic-based parts for applications in electronics, aerospace and automotive industries	General Motors – Partnership for development and commercialization of silicon carbide break parts.
TetraVitae Bioscience, Inc.	Renewable fuels and chemicals*	No publicly announced partners or customers.
Xradia, Inc.	X-ray imaging tools	Customers include Argonne National Laboratory and University of Texas.
*Products under development

GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES

The following are brief descriptions of each portfolio company in which we were invested as of June 30, 2009.  The portfolio companies are presented in three categories: controlled affiliated companies where we directly or indirectly own more than 25 percent of the outstanding voting securities of the portfolio company; non-controlled affiliated companies where we directly or indirectly own five percent to 25 percent of the outstanding voting securities of the portfolio company or where we hold one or more seats on the portfolio company's Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and unaffiliated companies where we directly or indirectly own less than five percent of the outstanding voting securities of the portfolio company and where we have no other affiliations.  The value described below for each portfolio company is its fair value as determined by the Valuation Committee of our Board of Directors.

Controlled Affiliated Companies:

Laser Light Engines, Inc., located at 8C Industrial Way Salem, New Hampshire 03079, is manufacturing solid-state light sources for digital cinema and large-venue projection displays.  As of June 30, 2009, we held 7,499,062 shares of Series A Convertible Preferred Stock (representing 44.4 percent of the total shares of Series A Convertible Preferred Stock outstanding) and $890,000 in a Convertible Bridge Note (representing 44.5 percent of the total Convertible Bridge Note outstanding) of Laser Light Engines.  As of the date above, our Valuation Committee valued the total amount of shares of Laser Light Engines held by us at $2,393,511.  The Chief Executive Officer of the company is Bill Beck.  Michael A Janse and Daniel B. Wolfe serve as Directors of the company.

SiOnyx, Inc., located at 100 Cummings Center, Beverly, Massachusetts 01915, is developing silicon-based optoelectronic products enabled by its proprietary material, "Black Silicon."  As of June 30, 2009, we held 233,499 shares of Series A Convertible Preferred Stock (representing 100 percent of the total shares of Series A Convertible Preferred Stock outstanding), 2,966,667 shares of Series A-1 Convertible Preferred Stock (representing 42.4 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding), and 4,207,537 shares of Series A-2 Convertible Preferred Stock (representing 22.2 percent of the total shares of Series A-2 Convertible Preferred Stock) of SiOnyx.  As of the date above, our Valuation Committee valued the total amount of shares of SiOnyx held by us at $2,152,308.  The Chief Executive Officer of the company is Stephen D. Saylor.  Daniel B. Wolfe serves as a Director of the company.

Non-Controlled Affiliated Companies:

Adesto Technologies Corporation, located at 1225 Innsbruck Drive, Sunnyvale, California 94089, is developing semiconductor-related products enabled at the nanoscale.  As of June 30, 2009, we held 6,547,619 shares of Series A Convertible Preferred Stock (representing 18.3 percent of the total shares of Series A Convertible Preferred Stock outstanding) and $550,000 in a Convertible Bridge Note (representing 18.3 percent of the total Convertible Bridge Note outstanding) of Adesto.  As of the above date, our Valuation Committee valued the total amount of shares of Adesto held by us at $1,658,077.  The Chief Executive Officer of the company is Narbeh Derhacobian.  Michael A. Janse serves as a Director of the company.

Ancora Pharmaceuticals Inc., located at 200 Boston Avenue, Medford, Massachusetts 02155, is developing synthetic carbohydrates for pharmaceutical applications.  Ancora also works with pharmaceutical and industrial partners to provide customized carbohydrate material.  As of June 30, 2009, we held 1,663,808 shares of Series B Convertible Preferred Stock (representing 76.4 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Ancora.  As of the above date, our Valuation Committee valued the total amount of securities of Ancora held by us at $440,909.  The Chief Executive Officer of the company is John Pena.  Douglas W. Jamison serves as a Director of the company.  Misti Ushio serves as an observer to the Board of Directors of the company.

BridgeLux, Inc., located at 1170 Sonora Court, Sunnyvale, California 94086, is manufacturing high-power LEDs and LED arrays that are used in various solid-state lighting and other applications.  As of June 30, 2009, we held 1,861,504 shares of Series B Convertible Preferred Stock (representing 11.7 percent of the total shares of Series B Convertible Preferred Stock outstanding), 2,130,699 shares of Series C Convertible Preferred Stock (representing 6.6 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 666,667 shares of Series D Convertible Preferred Stock (representing 3.3 percent of the total shares of Series D Convertible Preferred Stock outstanding) of BridgeLux, as well as warrants to purchase 163,900 shares of Series C Convertible Preferred Stock of the company at $0.7136 per share.  As of the above date, our Valuation Committee valued of the total amount of securities of BridgeLux held by us at $3,593,476.  The Chief Executive Officer of the company is Mark Swoboda.  Michael A. Janse serves as an observer to the Board of Directors of the company.

Cambrios Technologies Corporation, located at 930 East Arques Avenue Sunnyvale, California 94085, is developing nanowire-enabled electronic materials for the display industry.  As of June 30, 2009, we held 1,294,025 shares of Series B Convertible Preferred Stock (representing 10.8 percent of the total shares of Series B Convertible Preferred Stock outstanding) and 1,300,000 shares of Series C Convertible Preferred Stock (representing 6.7 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Cambrios.  As of the above date, our Valuation Committee valued the total amount of shares of Cambrios held by us at $1,297,013.  The Chief Executive Officer of the company is Michael R. Knapp.  Michael A. Janse serves as an observer to the Board of Directors of the company.

CFX Battery, Inc., located at 1300 West Optical Drive, Azusa, California 91702, is developing primary and rechargeable batteries using nanostructured materials.  As of June 30, 2009, we held 1,885,108 shares of Series A Convertible Preferred Stock (representing 13.1 percent of the total shares of Series A Convertible Preferred Stock outstanding) of CFX Battery.  As of the date above, our Valuation Committee valued the Series A Convertible Preferred Stock held by us at $1,476,756.  The Chief Executive Officer of the company is Joe Fisher.  Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Crystal IS, Inc., located at 70 Cohoes Avenue, Green Island, New York 12183, is developing single-crystal aluminum nitride substrates for light-emitting diodes.  As of June 30, 2009, we held 391,571 shares of Series A Convertible Preferred Stock (representing 9.8 percent of the total shares of Series A Convertible Preferred Stock outstanding) and 1,300,376 shares of Series A-1 Convertible Preferred Stock (representing 14.2 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) and $408,573 in a Convertible Bridge Note (representing 13.5 percent of the total Convertible Bridge Note outstanding) of Crystal IS, as well as warrants to purchase 21,977 shares of Series A-1 Convertible Preferred Stock of the company at $0.78 per share.  As of the date above, our Valuation Committee valued the total amount of securities of Crystal IS held by us at $428,185.  The Chief Executive Officer of the company is Steven Berger.  Michael A. Janse serves as an observer to the Board of Directors of the company.

CSwitch Corporation, located at 3131 Jay Street, Santa Clara, California 95054, was developing system-on-a-chip solutions for communications-based platforms.  As of June 30, 2009, we held 6,863,118 shares of Series A-1 Convertible Preferred Stock (representing 10.2 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) and $1,766,673 in Convertible Bridge Notes (representing 9.1 percent of the total Convertible Bridge Notes outstanding) of CSwitch.  As of the date above, our Valuation Committee valued the total amount of securities of CSwitch held by us at $0.  The Chief Executive Officer of the company was Doug Laird.

Ensemble Discovery Corporation, located at 99 Erie Street, Cambridge, Massachusetts 02139, is developing DNA-Programmed Chemistry™ for the discovery of new classes of therapeutics and bioassays.  As of June 30, 2009, we held 1,449,275 shares of Series B Convertible Preferred Stock (representing 16.9 percent of the total shares of Series B Convertible Preferred Stock outstanding) and $250,286 in a Convertible Bridge Note (representing 7.5 percent of the total Convertible Bridge Note outstanding) of Ensemble.  As of the date above, our Valuation Committee valued the Series B Convertible Preferred Stock held by us at $1,266,304.  The Chief Executive Officer of the company is Michael D. Taylor. Misti Ushio serves as an observer to the Board of Directors of the company.

Innovalight, Inc., located at 965 East Arques, Sunnyvale, California 94085, is developing solar power products enabled by printable, silicon-based nanomaterials.  Leveraging the advantages of solvent-based processing, Innovalight aims to accelerate the promise of affordable, high power solar energy.  Innovalight is a development company and has yet to generate significant revenues from the commercial sale of products.  The company's main competition in this market include companies such as First Solar, Inc., Evergreen Solar, Inc., Sunpower, Inc., and Canadian Solar, Inc., as these companies are also focused on the commercialization of solar power modules.  The company is highly dependent on its intellectual property position and its ability to protect this position.  Revenue generated by the company may be affected positively or negatively by government regulations that favor one form of energy generation over another.  As of June 30, 2009, we held 16,666,666 shares of Series B Convertible Preferred Stock (representing 33.3 percent of the total shares of Series B Convertible Preferred Stock outstanding) and 5,810,577 shares of Series C Convertible Preferred Stock (representing 7.1 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Innovalight.  As of the date above, our Valuation Committee valued the total amount of shares held by us at $5,783,838.  The Chief Executive Officer of the company is Conrad Burke.  The Chief Technical Officer and Vice President of Engineering is Homer Antoniadis.  Michael A. Janse serves as a Director of the company.

Kovio, Inc., located at 233 South Hillview Drive, Milpitas, California 95035, is developing semiconductor products using, printed electronics and thin-film technologies.  As of June 30, 2009, we held 2,500,000 shares of Series C Convertible Preferred Stock (representing 20.7 percent of the total shares of Series C Convertible Preferred Stock outstanding), 800,000 shares of Series D Convertible Preferred Stock (representing 4.7 percent of the total shares of Series D Convertible Preferred Stock outstanding) and 1,200,000 shares of Series E Convertible Preferred Stock (representing 7.5 percent of the total shares of Series E Convertible Preferred Stock outstanding) of Kovio, as well as warrants to purchase 355,880 shares of Series E Convertible Preferred Stock of the company at $1.25 per share.  As of the date above, our Valuation Committee valued the total amount of shares held by us at $4,851,012.  The Chief Executive Officer of the company is Amir Mashkoori.  Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Mersana Therapeutics, Inc., located at 840 Memorial Drive, Cambridge, Massachusetts 02139, is developing advanced polymers for drug delivery.  As of June 30, 2009, we held 68,451 shares of Series A Convertible Preferred Stock (representing 87.5 percent of the total shares of Series A Convertible Preferred Stock outstanding), 866,500 shares of Series B Convertible Preferred Stock (representing 8.2 percent of the total shares of Series B Convertible Preferred Stock outstanding) and $400,000 in Convertible Bridge Notes (representing 5.0 percent of the total Convertible Bridge Notes outstanding) of Mersana, as well as warrants to purchase 91,625 shares of Series B Convertible Preferred Stock of the company at a price of $2.00 per share.  As of the date above, our Valuation Committee valued the total securities of Mersana held by us at $1,386,323.  The Chief Executive Officer of the company is Julie A. Olson.   Douglas W. Jamison and Misti Ushio serve as observers to the Board of Directors of the company.

Metabolon, Inc., located at 800 Capitola Drive, Durham, North Carolina 27713, is discovering biomarkers through the use of metabolomics.  As of June 30, 2009, we held 371,739 shares of Series B Convertible Preferred Stock (representing 31.3 percent of the total shares of Series B Convertible Preferred Stock outstanding), 148,696 shares of Series B-1 Convertible Preferred Stock (representing 32.7 percent of the total shares of Series B-1 Convertible Preferred Stock outstanding) and 1,000,000 share of Series C Convertible Preferred Stock (representing 16.0 percent of the total shares of Series C Preferred Stock outstanding) of Metabolon, as well as warrants to purchase 74,348 shares of Series B-1 Convertible Preferred Stock of the company at a price of $1.15 per share.  As of the date above, our Valuation Committee valued the total amount of securities of Metabolon held by us at $2,568,464.  The Chief Executive Officer of the company is John Ryals.  Douglas W. Jamison serves as an observer to the Board of Directors of the company.

NanoGram Corporation, located at 165 Topaz Street, Milpitas, California 95035, is developing solar power products enabled by silicon-based nanomaterials.  As of June 30, 2009 we held 63,210 shares of Series I Convertible Preferred Stock (representing 2.0 percent of the total shares of Series I Convertible Preferred Stock outstanding), 1,250,904 shares of Series II Convertible Preferred Stock (representing 12.5 percent of the total shares of Series II Convertible Preferred Stock outstanding), 1,242,144 shares of Series III Convertible Preferred Stock (representing 6.7 percent of the total shares of Series III Convertible Preferred Stock outstanding) and 432,179 shares of Series IV Convertible Preferred Stock (representing 2.3 percent of the total shares of Series IV Convertible Preferred Stock outstanding) of NanoGram.  As of the date above, our Valuation Committee valued the total amount of shares of NanoGram held by us at $735,902.  The Chief Executive Officer of the company is Kieran F. Drain.  Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Nanomix, Inc., located at 5980 Horton Street, Emeryville, California 94608, is producing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures.  As of June 30, 2009, we held 977,917 shares of Series C Convertible Preferred Stock (representing 18.1 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 6,802,397 shares of Series D Convertible Preferred Stock (representing 5.5 percent of the total shares of Series D Convertible Preferred Stock outstanding) of Nanomix.  As of the above date, our Valuation Committee valued the total amount of shares of Nanomix held by us at $0.  The Chief Executive Officer of the company is Garrett Gruener.

Nextreme Thermal Solutions, Inc., located at 3908 Patriot Drive, Durham, North Carolina, 27703, is developing thin-film thermoelectric devices for cooling and energy conservation.  As of June 30, 2009, we held 17,500, shares of Series A Convertible Preferred Stock (representing 16.8 percent of the total shares of Series A Convertible Preferred Stock outstanding) and 4,870,244 shares of Series B Convertible Preferred Stock (representing 16.2 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Nextreme.  As of the above date, our Valuation Committee valued the total amount of securities of Nextreme held by us at $4,405,257.  The Chief Executive Officer of the company is Jesko von Windheim.  Daniel B. Wolfe serves as a Director of the company, and Douglas W. Jamison serves as an observer to the Board of Directors of the company.

Questech Corporation, located at 92 Park Street, Rutland, Vermont 05701, manufactures and markets proprietary metal and stone decorative tiles.  As of June 30, 2009, we held 655,454 shares of Common Stock (representing 7.5 percent of the total shares of Common Stock outstanding) of Questech, as well as warrants to purchase 5,000 shares of Common Stock of the company at $1.50 per share.  As of the date above, our Valuation Committee valued the total amount of securities of Questech held by us at $150,976.  The Chief Executive Officer of the company is Barry J. Culkin.

Solazyme, Inc., located at 561 Eccles Avenues, South San Francisco, California 94080, is developing algal biodiesel, industrial chemicals and special ingredients based on synthetic biology.  Solazyme's microbial conversion technology process may allow algae to produce oil in standard industrial facilities quickly, efficiently and at large scale. These oils can be used not only for advanced biofuel production, but also as replacements for fossil fuels and plant oils in a diverse range of products including household cleaning supplies, cosmetics and foods.  Solazyme is a development company and has yet to generate significant revenues from the commercial sale of products.  The company's main competition in this market include companies such as LS9, Sapphire Energy, and Amyris Biotechnologies, as these companies are also focused on the commercialization of biofuels.  The company is highly dependent on its intellectual property position and its ability to protect this position.  Revenue generated by the company may be affected positively or negatively by government regulations that favor one form of energy generation over another.  As of June 30, 2009, we held 988,204 shares of Series A Convertible Preferred Stock (representing 12.8 percent of the total shares of outstanding of Series A Convertible Preferred Stock), 495,246 shares of Series B Convertible Preferred Stock (representing 5.8 percent of the total shares of outstanding of Series B Convertible Preferred Stock) and 651,309 shares of Series C Convertible Preferred Stock (representing 5.7 percent of the total shares of outstanding of Series C Convertible Preferred Stock) of Solazyme.  As of the date above, our Valuation Committee valued the total amount of securities of Solazyme held by us at $10,754,019.  The Chief Executive Officer of the company is Jonathan S. Wolfson.  The President and Chief Technology Officer is Harrison F. Dillion.  Douglas W. Jamison serves as an observer to the Board of Directors of the company.

Xradia, Inc., located at 5052 Commercial Circle, Concord, California 94520, is designing, manufacturing and selling ultra-high resolution 3D x-ray microscopes and fluorescence imaging systems.  As of June 30, 2009, we held 3,121,099 shares of Series D Convertible Preferred Stock (representing 57.1 percent of the total shares of Series D Convertible Preferred Stock Outstanding) of Xradia.  As of the date above, our Valuation Committee fair valued the Series D Convertible Preferred Stock held by us at $4,000,000.  The Chief Executive Officer of the company is Rod Browning.  Alexei A. Andreev serves as a Director of the company.

Unaffiliated Companies:

BioVex Group, Inc., located at 34 Commerce Way, Woburn, Massachusetts 01801, is developing novel biologics for treatment of cancer and infectious disease.  As of June 30, 2009, we held 2,799,552 shares of Series E Convertible Preferred Stock (representing 10.2 percent of the total shares of Series E Convertible Preferred Stock outstanding), and 2,011,110 shares of Series F Convertible Preferred Stock (representing 1.3 percent of the total shares of Series F Convertible Preferred Stock outstanding) of BioVex, as well as warrants to purchase 248,120 shares of Series F Stock of the company at $0.241576 per share.  As of the above date, our Valuation Committee valued the total amount of securities of BioVex held by us at $526,965.  The Chief Executive Officer of the company is Philip Astley-Sparke.  Misti Ushio serves as an observer to the Board of Directors of the company.

Cobalt Technologies, Inc., located at 500 Clyde Avenue, Mountain View, California 94043, is developing technologies to produce biobutanol through biomass fermentation.  As of June 30, 2009, we held 176,056 shares of Series C Convertible Preferred Stock (representing 3.0 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Cobalt.  As of the date above, our Valuation Committee valued the Series C Convertible Preferred Stock held by us at $187,500.  The Chief Executive Officer of the company is Rick Wilson.

D-Wave Systems, Inc., located at 100-4401 Still Creek Drive, Burnaby, British Columbia, V5C 6G9, Canada, is developing high-performance quantum computing systems.  As of June 30, 2009, we held 1,144,869 shares of Series B Convertible Preferred Stock (representing 11.6 percent of the total number of shares of Series B Convertible Preferred Stock outstanding), 450,450 shares of Series C Convertible Preferred Stock (representing 2.2 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 1,533,395 shares of Series D Convertible Preferred stock (representing 15.6 percent of the total shares of Series D Convertible Preferred Stock outstanding) of D-Wave.  As of the date above, our Valuation Committee valued the total amount of securities of D-Wave Systems held by us at $3,016,010.  As of June 30, 2009, the acting Chief Executive Officer of the company was Warren Wall.  D-Wave Systems, Inc. is not an eligible portfolio company under the 1940 Act, because it operates primarily outside the United States.  Alexei Andreev serves as an observer to the Board of Directors of the company.

Molecular Imprints, Inc., located at 1807 West Braker Lane, Austin, Texas 78758, is manufacturing nanoimprint lithography capital equipment.  As of June 30, 2009, we held 1,333,333 shares of Series B Convertible Preferred Stock (representing 6.6 percent of the total shares of Series B Preferred Stock outstanding) and 1,250,000 shares of Series C Convertible Preferred Stock (representing 14.7 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Molecular Imprints, as well as warrants to purchase 125,000 shares of Series C Convertible Preferred Stock of the company at a price of $2.00 per share.  As of the date above, our Valuation Committee valued the total amount of securities of Molecular Imprints held by us at $3,204,188.  The Chief Executive Officer of the company is Mark Melliar-Smith.  Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Nanosys, Inc., located at 2625 Hanover Street, Palo Alto, California 94304, is a developing zero and one-dimensional inorganic nanometer-scale materials and devices.  As of June 30, 2009, we held 803,428 shares of Series C Convertible Preferred Stock (representing 3.9 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 1,016,950 shares of Series D Convertible Preferred Stock (representing 6.3 percent of the total shares of Series D Preferred Stock outstanding) of Nanosys.  As of the date above, our Valuation Committee valued the total amount of shares of Nanosys held by us at $2,685,057.  The Chief Executive Officer of the company is Jason Hartlove.

Nantero, Inc., located at 25-E Olympia Avenue, Woburn, Massachusetts 01801, is developing high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes.  As of June 30, 2009, we held 345,070 shares of Series A Convertible Preferred Stock (representing 8.2 percent of the total shares of Series A Preferred Stock outstanding), 207,051 shares of Series B Convertible Preferred Stock (representing 3.1 percent of the total shares of Series B Convertible Preferred Stock outstanding) and 188,315 shares of Series C Convertible Preferred Stock (representing 3.8 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Nantero.  As of the date above, our Valuation Committee valued the total amount of shares of Nantero held by us at $2,246,409.  The Chief Executive Officer of the company is Greg Schmergel.

NeoPhotonics Corporation, located at 2911 Zanker Road, San Jose, California 95134, is developing and manufacturing optical devices and components.  As of June 30, 2009, we held 716,195 shares of Common Stock (representing 1.5 percent of the total shares of Common Stock outstanding), 1,831,256 shares of Series 1 Convertible Preferred Stock (representing 4.1 percent of the total Series 1 Convertible Preferred Stock), 741,898 shares of Series 2 Convertible Preferred Stock (representing 3.5 percent of the total shares of Series 2 Convertible Preferred Stock outstanding), 2,750,000 shares of Series 3 Convertible Preferred Stock (representing 2.8 percent of the total shares of Series 3 Convertible Preferred Stock outstanding) and 2,000 shares of Series X Convertible Preferred Stock (representing 0.6 percent of the total shares of Series X Convertible Preferred Stock outstanding) of NeoPhotonics, as well as warrants to purchase 30,427 shares of Common Stock of the company at $0.15 per share.  As of the date above, our Valuation Committee valued the total amount of securities of NeoPhotonics held by us at $2,206,780.  The Chief Executive Officer of the company is Timothy S. Jenks.  Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Polatis, Inc., located at One Tech Drive, Andover, Massachusetts 01810, is developing MEMS-based optical networking components.  As of June 30, 2009, we held 16,775 shares of the Series A-1 Convertible Preferred Stock (representing 6.8 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding), 71,611 shares of Series A-2 Convertible Preferred Stock (representing 4.7 percent of the total Series A-2 Convertible Preferred Stock outstanding), 4,774 shares of Series A-4 Convertible Preferred Stock (representing 4.7 percent of the total shares of Series A-4 Convertible Preferred Stock outstanding) and 16,438 shares of Series A-5 Convertible Preferred Stock (representing 1.8 percent of the total shares of Series A-5 Convertible Preferred Stock outstanding) of Polatis.   As of the date above, our Valuation Committee valued the total amount of shares of Polatis held by us at $0.  The Chief Executive Officer of the company is Gerald Wesel.  Lori D. Pressman serves as an observer to the Board of Directors of the company.

PolyRemedy, Inc., located at 2637 Marine Way, Mountain View, California 94043, is developing a robotic manufacturing platform for wound treatment patches.  As of June 30, 2009, we held 287,647 shares of Series B-1 Convertible Preferred Stock (representing 1.6 percent of the total shares of the Series B-1 Convertible Preferred Stock outstanding) and 676,147 shares of Series B-2 Convertible Preferred Stock (representing 1.5 percent of the total shares of the Series B-2 Convertible Preferred Stock outstanding) of PolyRemedy.  As of the date above, our Valuation Committee valued the total amount of shares of PolyRemedy held by us at $215,572.  The Chief Executive Officer of the company is Daniel A. Eckert.  Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Siluria Technologies, Inc., located at 2750 Sand Hill Road, Menlo Park, California 94025, is developing next-generation nanomaterials.  As of June 30, 2009, we held 612,061 shares of Series S-2 Convertible Preferred Stock (representing 4.3 percent of the total shares of Series S-2 Convertible Preferred Stock outstanding) of Siluria.  As of the above date, our Valuation Committee valued the total amount of securities of Siluria held by us at $204,000.  The General Manager of the company is Alex Tkachenko.  Michael A. Janse serves as an observer to the Board of Directors of the company.

Starfire Systems, Inc., located at 10 Hermes Road, Malta, New York 12020, produces ceramic-forming polymers.  As of June 30, 2009, we held 375,000 shares of Common Stock (representing 4.6 percent of the total shares of Common Stock outstanding) and 600,000 shares of Series A-1 Convertible Preferred Stock (representing 12.9 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) of Starfire.  As of the above date, our Valuation Committee valued the total amount of shares of Starfire held by us at $0.  The Chief Executive Officer of the company is Herbert Armstrong.  Douglas W. Jamison serves as an observer to the Board of Directors of the company.

TetraVitae Biosciences, Inc., located at 20 North Wacker Drive, Chicago, Illinois 60606, is developing alternative chemical and fuels through biomass fermentation.  As of June 30, 2009, we held 118,804 shares of Series B Convertible Preferred Stock (representing 4.2 percent of the total shares of Series B Convertible Preferred Stock outstanding) of TetraVitae.  As of the above date, our Valuation Committee valued the total amount of shares of TetraVitae held by us at $125,000.  The Chief Executive Officer of the company is Jay Kouba.  Misti Ushio serves as an observer to the Board of Directors of the company.

Although Ancora, BridgeLux, Cambrios, Crystal IS, Kovio, Metabolon, Molecular Imprints, NanoGram, Nanomix, Nanosys, NeoPhotonics, Nextreme, Polatis, Questech, Solazyme, Starfire Systems and Xradia are all generating revenues ranging from nominal to significant from commercial sales of products and/or services and/or from government-funded grants, they are all still relatively early-stage companies with the attendant risks.  Additionally, with the exceptions of BridgeLux, Crystal IS Exponential, Metabolon, Molecular Imprints, NanoGram, Nanomix, Nanosys, NeoPhotonics, Nextreme, Questech, Starfire Systems and Xradia we consider all of the foregoing portfolio companies to be development-stage companies.  This term is used to describe a company that devotes substantially all of its efforts to establishing a new business, and either has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.  Any of the private companies may require additional funding that may not be obtainable at all or on the terms of their most recent fundings, which would result in partial or complete write-downs in the value of our investment.  In general, venture capital is difficult to obtain, especially in the current economic and capital markets environment.  Each company is dependent upon a single or small number of customers and/or key operating personnel.  All of the foregoing companies rely heavily upon the technology associated with their respective business.  Therefore, each company places great importance on its relevant patents, trademarks, licenses, algorithms, trade secrets, franchises or concessions.  Lastly, each company is particularly vulnerable to general economic, private equity and capital markets conditions and to changes in government regulation, interest rates or technology.

As a participant in the venture capital business, we invest primarily in private companies for which there is generally no publicly available information.  Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio.  We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments.  Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.

DETERMINATION OF NET ASSET VALUE

Our investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Investments in intellectual property, patents, research and development in technology or product development;

•	Long-term fixed-income securities;
•	Short-term fixed-income securities; and
•	All other securities.

The 1940 Act requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

Our Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

Our Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of our assets within the guidelines established by the Board of Directors.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

Approaches to Determining Fair Value

Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("SFAS No. 157") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

The main approaches to measuring fair value utilized are the market approach and the income approach.

•
Market Approach: The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. For example, the market approach often uses market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range each appropriate multiple falls requires judgment considering factors specific to the measurement (qualitative and quantitative).

•
Income Approach: The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

SFAS No. 157 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

•
Level 2: Quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

•	Level 3: Unobservable inputs for the asset or liability.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of the five broad categories as follows:

Equity-Related Securities

Equity-related securities, including warrants, are fair valued using the market or income approaches.  The following factors may be considered when the market approach is used to fair value these types of securities: readily available public market quotations; the cost of the Company's investment; transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation; the financial condition and operating results of the company; the company's progress towards milestones, the long-term potential of the business and technology of the company; the values of similar securities issued by companies in similar businesses; multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive; the proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and the rights and preferences of the class of securities we own as compared to other classes of securities the portfolio company has issued.  When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

Investments in Intellectual Property, Patents, Research and Development in Technology or Product Development

These investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including: the cost of the Company's investment; investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties; the results of research and development; product development and milestone progress; commercial prospects; term of patent projected markets; and other subjective factors.

As of June 30, 2009, we did not have any investments in intellectual property, patents, research and development in technology or product development.

Long-Term Fixed-Income Securities

Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.

Long-term fixed-income securities for which market quotations are not readily available are fair valued using the market approach.  The factors that may be considered when valuing these types of securities by the market approach include: credit quality; interest rate analysis; quotations from broker-dealers; prices from independent pricing services that the Board believes are reasonably reliable; and reasonable price discovery procedures and data from other sources.

Short-Term Fixed-Income Securities

Short-Term fixed-income securities are valued using the market approach in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

All Other Securities

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above.  As of June 30, 2009, we did not have any of these investments.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed above.  They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation.  Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

Determinations of Net Asset Value in Connection with Offerings

In connection with each offering of our Common Stock, our Board of Directors or a committee thereof is required to make the determination that we are not selling our Common Stock at a price below the then current net asset value of our Common Stock at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our Common Stock disclosed in the most recent periodic report we filed with the SEC;

•
our Management's assessment of whether any material change in the net asset value of our Common Stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our Common Stock to the period ending two days prior to the date of the sale of our Common Stock; and

•
the magnitude of the difference between the net asset value of our Common Stock disclosed in the most recent periodic report we filed with the SEC and our Management's assessment of any material change in the net asset value of our Common Stock since the date of the most recently disclosed net asset value of our Common Stock, and the offering price of our Common Stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue our Common Stock at a price below the then current net asset value of our Common Stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in our registration statements) to suspend the offering of our Common stock if the net asset value of our Common Stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our Common Stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our Common Stock to ensure that such undertaking has not been triggered.

INVESTMENT POLICIES

Investments and Strategies

The following is a summary description of the types of assets in which we may invest, the investment strategies we may utilize and the attendant risks associated with our investments and strategies.  For a full description of our investments and strategies, please refer to our Annual Report on Form 10-K.

Equity, Equity-Related Securities and Debt with Equity Features

We may invest in equity, equity-related securities and debt with equity features.  These securities include common stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests and warrants, options or other rights to acquire any of the foregoing.

We may also acquire or divest companies that we believe provide opportunities to commercialize nanotechnology or microsystems.  We may make investments in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings.  These investments would involve businesses that management believes have turn-around potential through the infusion of additional capital and management assistance.  In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies.  There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

We may also invest in publicly traded securities of whatever nature, including relatively small, emerging growth companies that management believes have long-term growth possibilities.  Pursuant to a rule adopted by the SEC, our investments in U.S. non-financial public companies whose securities are not listed on a securities exchange will generally be treated as qualifying assets for purposes of maintaining our business development company status if we acquire such investments in private placements or secondary market transactions.  A recently adopted SEC rule includes the securities of publicly traded companies with a market capitalization of less than $250 million as qualifying assets as well.

Warrants, options and convertible or exchangeable securities generally give the investor the right to acquire specified equity securities of an issuer at a specified price during a specified period or on a specified date.  Warrants and options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or option.  When we invest in these securities, we incur the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of our investment.

Our investments in equity securities usually involve securities of private companies that are restricted as to sale and cannot be sold in the open market without registration under the Securities Act of 1933 or pursuant to a specific exemption from these registrations.  Opportunities for sale are more limited than in the case of marketable securities, although these investments may be purchased at more advantageous prices and may offer attractive investment opportunities.  Even if one of our portfolio companies completes an initial public offering, we are typically subject to a lock-up agreement, and the stock price may decline substantially before we are free to sell.  Even if we have registration rights to make our investments more marketable, a considerable amount of time may elapse between a decision to sell or register the securities for sale and the time when we are able to sell the securities.  The prices obtainable upon sale may be adversely affected by market conditions or negative conditions affecting the issuer during the intervening time.

Venture Capital Investments

We make venture capital investments. Substantially all of our long-term, venture capital investments are in thinly capitalized, unproven, small companies focused on risky technologies.  These businesses also tend to lack management depth, to have limited or no history of operations and to have not attained profitability.  Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities.  Some of our venture capital investments are likely to be complete losses or unprofitable and some will never realize their potential.

We may own 100 percent of the securities of a start-up investment for a period of time and may control the company for a substantial period.  Start-up companies are more vulnerable than better capitalized companies to adverse business or economic developments.  Start-up businesses generally have limited product lines, service niches, markets and/or financial resources.  Start-up companies are not well-known to the investing public and are subject to potential bankruptcy, general movements in markets and perceptions of potential growth.

In connection with our venture capital investments, we may provide managerial assistance to our portfolio companies, including the following:

•	recruiting management;

•	formulating operating strategies;

•	formulating intellectual property strategies;

•	assisting in financial planning;

•	providing management in the initial start-up stages; and

•	establishing corporate goals.

We may assist in raising additional capital for these companies from other potential investors and may subordinate our own investment to that of other investors.  We may also find it necessary or appropriate to provide additional capital of our own.  We may introduce these companies to potential joint venture partners, suppliers and customers.  In addition, we may assist in establishing relationships with investment bankers and other professionals. We may also assist with mergers and acquisitions.  We do not derive income from these companies for the performance of any of the above services.

We may control, be represented on or have observer rights on the Board of Directors of a portfolio company by one or more of our officers or directors, who may also serve as officers of the portfolio company.  We indemnify our officers and directors for serving on the Boards of Directors or as officers of portfolio companies, which exposes us to additional risks.  Particularly during the early stages of an investment, we may in effect be involved in the conduct of the operations of the portfolio company.  As a venture company emerges from the developmental stage with greater management depth and experience, we expect that our role in the portfolio company's operations will diminish.  Our goal is to assist each company in establishing its own independent capitalization, management and Board of Directors.  We expect to be able to reduce our interest in those start-up companies that become successful.

Debt Obligations

We may hold debt securities for income and as a reserve pending more speculative investments.  Debt obligations may include U.S. government and agency securities, commercial paper, bankers' acceptances, receivables or other asset-based financing, notes, bonds, debentures, or other debt obligations of any nature and repurchase agreements related to these securities.  These obligations may have varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity from private, public or governmental issuers of any type located anywhere in the world.  We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or are involved in bankruptcy or reorganization proceedings, or that are start-up or development stage entities.  In addition, we may participate in the acquisition or divestiture of companies or divisions of companies through issuance or receipt of debt obligations.  As of June 30, 2009, the debt obligations held in our portfolio consisted of convertible bridge notes and U.S. Treasury securities.

It is likely that our investments in debt obligations will be of varying quality, including non-rated, unsecured, highly speculative debt investments with limited marketability.  Investments in lower-rated and non-rated securities, commonly referred to as "junk bonds," are subject to special risks, including a greater risk of loss of principal and non-payment of interest.  Generally, lower-rated securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of these securities.  Lower-rated securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.  The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

The markets in which lower-rated securities or comparable non-rated securities are traded generally are more limited than those in which higher-rated securities are traded.  The existence of limited markets for these securities may restrict our ability to obtain accurate market quotations for the purposes of valuing lower-rated or non-rated securities and calculating net asset value or to sell securities at their fair value.  Any economic downturn could adversely affect the ability of issuers' lower-rated securities to repay principal and pay interest thereon.  The market values of lower-rated and non-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, lower-rated securities and comparable non-rated securities generally present a higher degree of credit risk.  Issuers of lower-rated securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss owing to default by these issuers is significantly greater because lower-rated securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  We may incur additional expenses to the extent that we are required to seek recovery upon a default in the payment of principal or interest on our portfolio holdings.

The market value of investments in debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type at the time purchased.  When interest rates decline, the market value of a debt portfolio already invested at higher yields can be expected to rise if the securities are protected against early call.  Similarly, when interest rates increase, the market value of a debt portfolio already invested at lower yields can be expected to decline.  Deterioration in credit quality also generally causes a decline in market value of the security, while an improvement in credit quality generally leads to increased value.

Foreign Securities

We may make investments in securities of issuers whose principal operations are conducted outside the United States, and whose earnings and securities are stated in foreign currency.  In order to maintain our status as a business development company, our investments in the stocks of companies organized outside the U.S. would be limited to 30 percent or less of our assets, because we must invest at least 70 percent of our assets in "qualifying assets" and securities of foreign companies are not "qualifying assets."

Compared to otherwise comparable investments in securities of U.S. issuers, currency exchange risk of securities of foreign issuers is a significant variable.  The value of these investments to us will vary with the relation of the currency in which they are denominated to the U.S. dollar, as well as with intrinsic elements of value such as credit risk, interest rates and performance of the issuer.  Investments in foreign securities also involve risks relating to economic and political developments, including nationalization, expropriation, currency exchange freezes and local recession.  Securities of many foreign issuers are less liquid and more volatile than those of comparable U.S. issuers.  Interest and dividend income and capital gains on our foreign securities may be subject to withholding and other taxes that may not be recoverable by us.  We may seek to hedge all or part of the currency risk of our investments in foreign securities through the use of futures, options and forward currency purchases or sales.

Intellectual Property

We believe there is a role for organizations that can assist in technology transfer.  Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions.

Our form of investment may be:

•	funding research and development in the development of a technology;
•	obtaining licensing rights to intellectual property or patents;
•	acquiring intellectual property or patents; or
•	forming and funding companies or joint ventures to further commercialize intellectual property.

Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income, or some other form of remuneration.  Investment in developmental intellectual property rights involves a high degree of risk that can result in the loss of our entire investment as well as additional risks including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment.  Further, investments in intellectual property generally require investor patience as investment return may be realized only after or over a long period.  At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development stage or start-up company as discussed under "Venture Capital Investments" above.

Other Strategies

In pursuit of our investment strategy, we may employ one or more of the following strategies in order to enhance investment results.

Borrowing and Margin Transactions

We may from time to time borrow money or obtain credit by any lawful means from banks, lending institutions, other entities or individuals, in negotiated transactions.  We may issue, publicly or privately, bonds, debentures or notes, in series or otherwise, with interest rates and other terms and provisions, including conversion rights, on a secured or unsecured basis, for any purpose, up to the maximum amounts and percentages permitted for closed-end investment companies under the 1940 Act.  The 1940 Act currently prohibits us from borrowing any money or issuing any other senior securities (other than preferred stock and other than temporary borrowings of up to five percent of our assets), if in giving effect to the borrowing or issuance, the value of our total assets would be less than 200 percent of our total liabilities (other than liabilities not constituting senior securities).  We may pledge assets to secure any borrowings.  We currently have no leverage and have no current intention to issue preferred stock.

A primary purpose of our borrowing power is for leverage, to increase our ability to acquire investments both by acquiring larger positions and by acquiring more positions.  Borrowings for leverage accentuate any increase or decrease in the market value of our investments and thus our net asset value.  Since any decline in the net asset value of our investments will be borne first by holders of Common Stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the Common Stock than if we were not leveraged. Any decrease would likely be reflected in a decline in the market price of the Common Stock.  To the extent the income derived from assets acquired with borrowed funds exceeds the interest and other expenses associated with borrowing, our total income will be greater than if borrowings were not used.  Conversely, if the income from assets is not sufficient to cover the borrowing costs, our total income will be less than if borrowings were not used.  If our current income is not sufficient to meet our borrowing costs (repayment of principal and interest), we might have to liquidate our investments when it may be disadvantageous to do so.  Our borrowings for the purpose of buying most liquid equity securities will be subject to the margin rules, which require excess liquid collateral marked to market daily.  If we are unable to post sufficient collateral, we would be required to sell securities to remain in compliance with the margin rules.  These sales might be at disadvantageous times or prices.

Portfolio Company Turnover

Changes with respect to portfolio companies will be made as our management considers necessary in seeking to achieve our investment objective.  The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist which are considered by management to make portfolio changes advisable.

Although we expect that many of our investments will be relatively long term in nature, we may make changes in our particular portfolio holdings whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation.  We may also make general portfolio changes to increase our cash to position us in a defensive posture.  We may make portfolio changes without regard to the length of time we have held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment that we may have only recently sold.  Our investments in privately held companies are illiquid, which limits portfolio turnover.

The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements.

MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names, ages, positions and principal occupations during the past five years of our directors and executive officers.  We have no advisory board.  Our business address and that of our officers and directors is 111 West 57th Street, Suite 1100, New York, New York 10019.

Executive Officers

Messrs. Jamison, Wolfe, Andreev and Janse, Managing Directors, are primarily responsible for the day-to-day management of our portfolio.  They have served as employees of the Company since 2002, 2004, 2005 and 2007, respectively.

Douglas W. Jamison.  Mr. Jamison, age 39, has served as Chairman and Chief Executive Officer since January 1, 2009, as President and as Chief Operating Officer from January 1, 2005 through December 31, 2008, as Treasurer from March 2005 to May 2008, as a Managing Director since January 2004, as Chief Financial Officer from January 2005 through December 2007 and as Vice President from September 2002 through December 2004.  He has been a member of our Board of Directors since May 2007.  Since January 2005, he has been President and a Director of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc.  Mr. Jamison is a director of Ancora Pharmaceuticals, Inc., a privately held nanotechnology-enabled company in which we have an investment.  He is Co-Editor-in-Chief of "Nanotechnology Law & Business."  He is Co-Chair of the Advisory Board, Converging Technology Bar Association, a member of the University of Pennsylvania Nano-Bio Interface Ethics Advisory Board and a member of the Advisory Board, Massachusetts Technology Collaborative Nanotechnology Venture Forum.  His professional societies include the Association of University Technology Managers. From 1997 to 2002, he worked as a senior technology manager at the University of Utah Technology Transfer Office, where he managed intellectual property in physics, chemistry and the engineering sciences.  He was graduated from Dartmouth College (B.A.) and the University of Utah (M.S.).

Daniel B. Wolfe.  Mr. Wolfe, age 32, has served as President and Chief Operating Officer since January 1, 2009, as Chief Financial Officer and as a Managing Director since January 2008 and as Treasurer since May 2008.  He served as Principal from January 2007 to January 2008, as Senior Associate from January 2006 to January 2007, and as Vice President from July 2004 to January 2008.  Since January 1, 2009, he is President and a Director of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of the Company.  He is a director of Laser Light Engines, Inc., SiOnyx, Inc., and Nextreme Thermal Solutions, Inc., privately held nanotechnology-enabled companies in which we have investments.  Prior to joining us, he served as a consultant to Nanosys, Inc. (from 2002 to 2004), to CW Group (from 2001 to 2004) and to Bioscale, Inc. (from January 2004 to June 2004).  He was graduated from Rice University (B.A., Chemistry), where his honors included the Zevi and Bertha Salsburg Memorial Award in Chemistry and the Presidential Honor Roll, and from Harvard University (A.M., Ph.D., Chemistry), where he was an NSF Predoctoral Fellow.

At our request, Mr. Wolfe was interim Chief Executive Officer of Evolved Nanomaterial Sciences, Inc. ("ENS"), one of our portfolio companies, from July 1, 2007, to September 28, 2007.  ENS filed for Chapter 7 bankruptcy on September 30, 2007.

Alexei A. Andreev.  Mr. Andreev, age 37, has served as an Executive Vice President and as a Managing Director since March 2005.  From 2002 to March 2005, he was an Associate with Draper Fisher Jurvetson, a venture capital firm.  He is a director of Xradia, Inc., privately held nanotechnology-enabled companies in which we have investments.  He was graduated with honors in Engineering/Material Sciences (B.S.), in Solid State Physics (Ph.D.) from Moscow Steel and Alloys Institute and from Stanford Graduate School of Business (M.B.A.).

Michael A. Janse.  Mr. Janse, age 40, has served as an Executive Vice President and as a Managing Director since April 2007.  From January 2007 to April 2007, he was a Principal with ARCH Venture Partners and was an Associate from June 2002 to January 2007, following earlier roles as an intern and then consultant.  He concentrated on investment opportunities in advanced semiconductor products, nanotechnology, and novel materials.  He is a director of Adesto Technologies Corp., Innovalight, Inc., and Laser Light Engines, Inc., privately held nanotechnology-enabled companies in which we have investments.  He was graduated from Brigham Young University (B.S., Chemical Engineering) and The University of Chicago (M.B.A.).

Misti Ushio.  Ms. Ushio, age 37, has served as a Vice President and Associate since May 2007. From June 2006 to May 2007, Ms. Ushio was a Technology Licensing Officer at Columbia University.  From May 1996 to May 2006, she was employed by Merck & Co., Inc., most recently as a Senior Research Biochemical Engineer with the Bioprocess R&D group. She is a member of the Nanotechnology Institute Corporate Advisory Group of Philadelphia, Pennsylvania.  She was graduated from Johns Hopkins University (B.S., Chemical Engineering), Lehigh University (M.S., Chemical Engineering) and University College London (Ph.D., Biochemical Engineering).

Sandra Matrick Forman, Esq.  Ms. Forman, age 43, has served as General Counsel, as Chief Compliance Officer and as Director of Human Resources since August 2004, and as our Corporate Secretary since January 1, 2009.  From 2001 to 2004, she was an Associate at Skadden, Arps, Slate, Meagher & Flom LLP, in the Investment Management Group.  She was graduated from New York University (B.A.), where her honors included National Journalism Honor Society, and from the University of California Los Angeles (J.D.), where her honors included Order of the Coif and membership on the Law Review.  She is currently a member of the working group for the National Venture Capital Association model documents.

Patricia N. Egan. Ms. Egan, age 35, has served as Chief Accounting Officer, as a Vice President and as Senior Controller since June 2005.  From June 2005 to December 2005, from August 2006 to March 2008 and from May 2008 to December 31, 2008, she served as an Assistant Secretary.  Since January 2006, she has served as Treasurer and as Secretary of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of the Company.  From 1996 to 2005, she was employed by PricewaterhouseCoopers LLP, most recently as a Manager in its financial services group. She was graduated from Georgetown University (B.S., Accounting), where her honors included the Othmar F. Winkler Award for Excellence in Community Service.  She is a Certified Public Accountant.

Mary P. Brady. Ms. Brady, age 48, has served as a Vice President and as Controller since November 2005.  From November 2005 to March 2008, she served as an Assistant Secretary.  From 2003 through 2005, she served as a senior accountant at Clarendon Insurance Company in its program accounting group.  She was graduated Summa Cum Laude from Lehman College (B.S., Accounting).  She is a Certified Public Accountant.

Board of Directors

Our Board of Directors supervises our management.  The responsibilities of each director include, among other things, the oversight of the investment approval process, the quarterly valuation of our assets, and the oversight of our financing arrangements.

Interested Directors:

Douglas W. Jamison.  See biography under "Executive Officers."

Lori D. Pressman.  Ms. Pressman, age 52, has served as a member of our Board of Directors since March 2002.  She has served as a consultant to us on nanotechnology, microsystems, intellectual property and in our due diligence work on certain prospective investments.  She also acts as an observer for us at Board meetings of certain portfolio companies in the Boston area.  She is a business consultant providing advisory services to start-ups and venture capital companies, including certain of our portfolio companies.  She consults internationally on technology transfer practices and metrics for non-profit and government organizations.  She was graduated from the Massachusetts Institute of Technology (S.B., Physics) and the Columbia School of Engineering (MSEE).  She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

Independent Directors:

W. Dillaway Ayres, Jr.  Mr. Ayres, age 58, has served as a member of our Board of Directors since November 2006.  He has served as the Chief Operating Officer of Cold Spring Harbor Laboratory, a research and educational institution in the biological sciences, since November 2000.  Prior to joining Cold Spring Harbor Laboratory in 1998, Mr. Ayres had a 20-year business career during which he worked as a corporate executive, investment banker and entrepreneur.  He was graduated from Princeton University (A.B., English) and from the Columbia University Graduate School of Business (M.B.A., Finance).

Dr. C. Wayne Bardin.  Dr. Bardin, age 74, has served as a member of our Board of Directors since December 1994.  Since 1996, he has served as the President of Bardin LLC, a consulting firm to pharmaceutical companies.  His professional appointments have included: Professor of Medicine, Chief of the Division of Endocrinology, The Milton S. Hershey Medical Center of Pennsylvania State University, and Senior Investigator, Endocrinology Branch, National Cancer Institute.  He has also served as a consultant to several pharmaceutical companies.  He has been appointed to the editorial boards of 15 journals.  He has also served on national and international committees and boards for the National Institutes of Health, World Health Organization, The Ford Foundation and numerous scientific societies.  He was graduated from Rice University (B.A.), Baylor University (M.S., M.D.), and he received a Doctor Honoris Causa from the University of Caen, the University of Paris and the University of Helsinki.

Dr. Phillip A. Bauman.  Dr. Bauman, age 54, has served as a member of our Board of Directors since February 1998.  Since 1999, he has been Senior Attending of Orthopaedic Surgery at St. Luke's/Roosevelt Hospital Center in Manhattan, and since 2000, he has served as an elected member of the Executive Committee of the Medical Board of St. Luke's/Roosevelt Hospital.  He is a founding member and has been on the Board of Managers for the Hudson Crossing Surgery Center since 2005.  Since 1997, he has been Assistant Professor of Orthopaedic Surgery at Columbia University.  Since 1994, he has been a Vice President of Orthopaedic Associates of New York.  He has served as a consultant to private equity venture capital groups.  He is an active member of the American Academy of Orthopaedic Surgeons, the American Orthopaedic Society for Sports Medicine, the American Orthopaedic Foot and Ankle Society, the New York State Society of Orthopaedic Surgeons, the New York State Medical Society and the American Medical Association.  He was graduated from Harvard College (A.B.), Harvard University (A.M., Biology) and the College of Physicians and Surgeons at Columbia University (M.D.).

G. Morgan Browne.  Mr. Browne, age 74, has served as a member of our Board of Directors since June 1992.  Since 2004, he has been President and since 2000, a Trustee of Planting Fields Foundation, a supporting institution of Planting Fields Arboretum State Historic Park.  Since 2004, he has been a Director and Treasurer of Society for Preservation L.I. Antiquities.  He is Chairman of the OSI Pharmaceuticals Foundation which supports cancer and diabetes patient care and science education.  He was a founding director of the New York Biotechnology Association.  He was graduated from Yale University (B.A.).

Dugald A. Fletcher.  Mr. Fletcher, age 80, was appointed Lead Independent Director on November 2, 2006.  Since 1996, he has served as a member of our Board of Directors. Since 1984, he has served as President of Fletcher & Company, Inc., a management consulting firm.  He is currently a Trustee of the Gabelli Growth Fund and a Director of the Gabelli Convertible and Income Securities Fund, Inc.  He was graduated from Harvard College (A.B.) and Harvard Business School (M.B.A.).

Charles E. Ramsey.  Mr. Ramsey, age 66, has served as a member of our Board of Directors since October 2002. Since 1997, he has been a consultant.  He is a retired founder and principal of Ramsey/Beirne Associates, Inc., an executive search firm that specialized in recruiting top officers for high technology companies, many of which were backed by venture capital.  He is a member of the board of directors and Chairman Emeritus of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua.  As Chairman Emeritus, he serves on the Executive, Personnel and Administration and Fund Development Committees.  He was graduated from Wittenberg University (B.A.).

James E. Roberts.  Mr. Roberts, age 63, has served as a member of our Board of Directors since June 1995.  Since January 2006, he has been President of AequiCap Insurance Company and since September 2007, President of AequiCap Program Administrators.  Mr. Roberts is also a senior officer of various other AequiCap affiliated entities.  From November 2002 to October 2005, he was Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company and Senior Vice President of Alea North America Insurance Company.  He was graduated from Cornell University (A.B.).

Richard P. Shanley.  Mr. Shanley, age 62, has served as a member of our Board of Directors since March 2007.  From February 2001 to December 31, 2006, he was a partner of Deloitte & Touche LLP.  During his over 30 years of public accounting experience, he served as lead audit partner on numerous audit engagements for public and private companies and companies making public stock offerings.  He served as lead audit partner primarily for biotech, pharmaceutical and high-tech companies, including companies enabled by nanotechnology.  He has been actively involved on the Biotech Council of New Jersey, the New Jersey Technology Council, the New York Biotechnology Association, the Connecticut Venture Group, the Biotechnology Industry Organization and the NanoBusiness Alliance.  He is a member of the board of directors of Redpoint Bio Corporation, a publicly held biotechnology company.  He is an active member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants.  He is currently serving his fifth term on the New York State Society of CPA's Professional Ethics Committee and as of June 2009 is chairing that committee.  He is a licensed Certified Public Accountant in New York.  He was graduated from Fordham University (B.S.) and Long Island University (M.B.A. in Accounting).

Committees of the Board of Directors

Our Board of Directors maintains six standing committees:  an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, a Valuation Committee and an Independent Directors Committee.  All of the members of each committee other than Mr. Jamison (who sits on the Executive Committee) are non-interested directors (as defined in Section 2(a)(19) of the 1940 Act).

The Executive Committee may meet from time to time between regular meetings of the Board of Directors for strategic planning and to exercise the authority of the Board to the extent provided by law.  The Executive Committee did not meet as a separate committee and did not act by unanimous written consent in 2008.  The members of the Executive Committee are Messrs. Jamison (Chairman), Ayres, Bardin, Fletcher and Ramsey.

The Audit Committee operates pursuant to a charter that sets forth the responsibilities of the Audit Committee.  The Audit Committee's responsibilities include selecting and retaining our independent registered public accounting firm, reviewing with the independent registered public accounting firm the planning, scope and results of their audit and our financial statements and the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and receiving our audit reports and financial statements.  The Audit Committee met four times and did not act by unanimous written consent in 2008.  The members of the Audit Committee are Messrs. Shanley (Chairman), Ayres, Browne, Fletcher and Roberts, all of whom are considered independent under the rules promulgated by the Nasdaq Global Market.

The Compensation Committee operates pursuant to a written charter and determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our officers.  The Committee met five times and acted by unanimous written consent once in 2008.  The members of the Compensation Committee are Messrs. Roberts (Chairman), Fletcher, Shanley and Dr. Bauman.

The Nominating Committee acts pursuant to a written charter as an advisory committee to the Board by identifying individuals qualified to serve on the Board as directors and on committees of the Board, and recommending nominees to stand for election as directors at the next annual meeting of shareholders.  The Nominating Committee met one time and did not act by unanimous written consent in 2008.  The members of the Nominating Committee are Messrs.  Ramsey (Chairman) and Brown and Drs. Bardin and Bauman.

The Nominating Committee will consider director candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate.  The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.  To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person's ownership of shares of the Company, including the number of shares owned and the length of time of ownership;

•
The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Company and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board and consent to serve if elected; and

•	If requested by the Nominating Committee, a completed and signed director's questionnaire.

The shareholder recommendation and information described above must be sent to the Company's Corporate Secretary, c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019, and must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary of the date of the Company's immediately preceding annual meeting of shareholders or, if the meeting has moved by more than 30 days, it must be received by the Corporate Secretary not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

The Valuation Committee reviews and approves the valuation of our assets, from time to time, as prescribed by the 1940 Act, pursuant to Valuation Procedures established by our Board of Directors.  The Valuation Committee met six times and did not act by unanimous written consent in 2008.  The members of the Valuation Committee are Messrs. Browne (Chairman), Ayres, Fletcher, Ramsey, Roberts, Shanley and Drs. Bardin and Bauman.

The Independent Directors Committee has the responsibility of proposing corporate governance and long-term planning matters to the Board of Directors and making the required determinations pursuant to the 1940 Act.  The Independent Directors Committee met four times and did not act by unanimous written consent in 2008.  The members of the Independent Directors Committee are Messrs. Fletcher (Chairman), Ayres, Browne, Ramsey, Roberts, Shanley and Drs. Bardin and Bauman.

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2008:

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Directors
Douglas W. Jamison (4)	Over $100,000
Lori D. Pressman (5)	$50,001 - $100,000

Independent Directors
W. Dillaway Ayres, Jr.	$10,001 - $50,000
Dr. C. Wayne Bardin	Over $100,000
Dr. Phillip A. Bauman	Over $100,000
G. Morgan Browne	Over $100,000
Dugald A. Fletcher	Over $100,000
Charles E. Ramsey	Over $100,000
James E. Roberts	Over $100,000
Richard P. Shanley	$10,001 - $50,000

___________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

(3)	The dollar ranges are based on the price of the equity securities as of December 31, 2008.

(4)	Denotes an individual who is an "interested person" as defined in the 1940 Act.

(5)	Denotes an individual who may be considered an "interested person" because of consulting work performed for us.

Principal Shareholders and Ownership by Directors and Executive Officers

Set forth below is information, as of September 17, 2009, unless otherwise indicated, with respect to the beneficial ownership of our Common Stock by (i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock, (ii) each of our directors and nominees, (iii) each of our named executive officers (as defined below) and (iv) all of our directors and executive officers as a group.  Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners.  None of the shares owned by directors or officers have been pledged.  Certain information in the table below is from publicly available information that may be as of dates earlier than September 17, 2009.  Unless otherwise provided, the address of each holder is c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Outstanding Common Shares Owned(2)

Independent Directors:
W. Dillaway Ayres, Jr.	11,363		*
Dr. C. Wayne Bardin	33,958		*
Dr. Phillip A. Bauman	36,661	(3)	*
G. Morgan Browne	37,726		*
Dugald A. Fletcher	32,263		*
Charles E. Ramsey	46,550		*
James E. Roberts	32,166		*
Richard P. Shanley	13,619		*

Interested Directors:
Douglas W. Jamison	310,439	(4)	1.18
Lori D. Pressman	13,373		*

Named Executive Officers:
Alexei A. Andreev	272,836	(5)	1.04
Charles E. Harris	1,934,515	(6)	7.14
Michael A. Janse	420,473	(7)	1.59
Daniel B. Wolfe	180,219	(8)	*

All directors and executive officers as a group (17 persons)	3,672,998	(9)	12.88
________________
* Less than 1 percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Act 1934.

(2)
The percentage of ownership is based on 25,966,758 shares of Common Stock outstanding as of September 17, 2009, together with the exercisable options of such shareholder, as applicable. In computing the percentage ownership of a shareholder, shares that can be acquired upon the exercise of outstanding options are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)
Includes 5,637 shares owned by Ms. Milbry C. Polk, Dr. Bauman's wife; 100 shares owned by Adelaide Polk-Bauman, Dr. Bauman's daughter; 100 shares owned by Milbry Polk-Bauman, Dr. Bauman's daughter; and 100 shares owned by Mary Polk-Bauman, Dr. Bauman's daughter.  Ms. Milbry C. Polk is the custodian for the accounts of the three children.

(4)	Includes 24,143 shares owned and 286,296 shares that can be acquired upon the exercise of outstanding options.

(5)	Includes 10,575 shares owned and 262,261 shares that can be acquired upon the exercise of outstanding options.

(6)
Pursuant to a Form 13D/A filed on August 13, 2009, includes 806,254 shares owned and 1,128,261 shares that can be acquired upon the exercise of outstanding options by Mr. Harris.  Mr. Harris retired from the Company on December 31, 2008, pursuant to the Company's Executive Mandatory Retirement Benefit Plan.

(7)	Includes 266 shares owned and 420,207 shares that can be acquired upon the exercise of outstanding options.

(8)	Includes 9,035 shares owned and 171,184 shares that can be acquired upon the exercise of outstanding options.

(9)	Includes 2,551,480 shares that can be acquired upon the exercise of outstanding options.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis
Overview

This Compensation Discussion & Analysis ("CD&A") describes the material elements of compensation awarded to, earned by, or paid to our principal executive officer, principal financial officer and the three most highly paid executive officers (other than the principal executive officer and the principal financial officer) serving as such at the end of 2008 (the "named executive officers"), who in 2008 held the following roles:

•	Charles E. Harris, Chairman, Chief Executive Officer and a Managing Director;
•	Douglas W. Jamison, President, Chief Operating Officer and a Managing Director;
•	Daniel B. Wolfe, Chief Financial Officer and a Managing Director;
•	Alexei A. Andreev, an Executive Vice President and a Managing Director; and
•	Michael A. Janse, an Executive Vice President and a Managing Director.

This CD&A focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year.  We also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation for the last completed fiscal year.  Pursuant to our Compensation Committee's written charter, the Committee oversees the design and administration of our executive compensation program.  The Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive.

Compensation Program Objectives and Philosophy

In General. The objectives of the Company's compensation program are to:

•	attract, motivate and retain employees by providing market-competitive compensation while preserving company resources;
•	maintain our leadership position as a venture capital firm specializing in nanotechnology and microsystems; and
•	align management's interests with shareholders' interests.

To achieve the above objectives, the Committee designed a total compensation program in 2008 for our named executive officers composed of a base salary, a bonus opportunity and equity awards in the form of stock options.  The Committee believes that the equity component of compensation is a crucial component of our compensation package.  Short-term and long-term vesting stock options are utilized for short-term and long-term incentive, and to make the Company's compensation program more competitive, particularly with compensation programs of private partnerships that, unlike the Company, are able to award carried interests taxable as long-term gains and to permit co-investments in deals.  Such private partnerships also are more easily able to pay cash bonuses because of their fee structure and because they do not have the expenses associated with being publicly traded.  Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Committee to determine whether the compensation program is providing its intended results.

The Committee believes that retention is especially important for a company of our size (11 employees) and the specialized nature of our business.  Our employees have been selected and trained to support our focus on investment in companies enabled by nanotechnology and microsystems, and the administration necessary to comply with the specialized regulatory environment required of a business development company.  Our nanotechnology focus requires highly specialized scientific knowledge.  There are relatively few individuals who have both such scientific knowledge and venture capital experience.  Additionally, our business development company structure requires specialized management, administrative, legal and financial knowledge of our specific regulatory regime.  Because there are very few business development companies, it would be difficult to find replacements for certain executive, legal and financial positions.

Competitive Market.  For our investment team members, the competition for retention and recruitment is primarily private venture capital firms, hedge funds, venture-backed nanotechnology companies and, to a lesser extent, investment banking firms.  Venture capital funds commonly pay at least 20 percent of the profits (including capital gains), or carried interest, of each newly raised fund to the management firm, which awards interests to its partners and employees.  For our legal and accounting professionals, in addition to the foregoing, the competition is other public companies without regard to industry, asset management companies and legal and accounting firms.  The Company does not have a readily identifiable peer group, because most business development companies are not early stage venture capital companies, and most other early stage venture capital companies are not publicly traded.  Thus, we do not emphasize the use of peer comparison groups in the design of our compensation program.  As one factor in determining compensation, we utilize compensation comparables, on an individual basis, to the extent that they seem appropriately analogous, as provided to the Committee by an independent compensation consultant.

Compensation Process. On an annual basis, the Committee reviews and approves each element of compensation for each of our executive officers, taking into consideration the recommendation of our Chief Executive Officer (for compensation other than his own, which for Mr. Harris was subject to an employment agreement as discussed below) in the context of the Committee's compensation philosophy, to ensure that the total compensation program and the weight of each of its elements meets the overall objectives discussed above.  For the Chief Compliance Officer, the Committee recommends her compensation to the full Board, for approval by at least a majority of the non-interested directors (as defined in Section 2(a)(19) of the 1940 Act).

In 2008, an independent compensation consultant, Johnson Associates, supplied the Committee with market data on all positions.  The information provided for 2008-2009 was for private equity firms, venture capital firms and investment management firms, and was adjusted to reflect compensation for a venture capital firm with $100 – $200 million in assets under management.  Data was also provided for public companies with comparable market capitalizations.  Further data was provided for 1940 Act compliance personnel (collectively, the "Identified Group").  The independent consultant did not identify the names of companies included in the Identified Group.  The Committee considers recommendations from the Chief Executive Officer regarding salaries, along with factors such as individual performance, current and potential impact on Company performance, reputation, skills and experience.  When determining compensation, the Committee considers the importance of retaining certain key officers whose replacement would be challenging owing to the Company's status as a 1940 Act company and owing to its nanotechnology specialty.  The Committee also considers the highly specialized nature of certain positions in determining overall compensation. In 2008, a key factor in compensation was the increasing importance of retention of key employees owing to the retirement of Mr. Harris on December 31, 2008, pursuant to the Company's Executive Mandatory Retirement Plan.

When addressing executive compensation matters, the Committee generally meets outside the presence of all executive officers except our Chief Executive Officer and our General Counsel, each of whom leaves the meeting when his/her compensation is reviewed.

Regulatory Considerations.  The 1940 Act permits business development companies to either pay out up to 20 percent of net income after taxes through the implementation of a profit-sharing plan or issue up to 20 percent of shares issued and outstanding through implementation of a stock option plan.  The exercise price of stock options may not be less than the current market value at the date of issuance of the options.

We have applied for exemptive relief from the SEC to permit us to issue restricted stock to employees pursuant to the Stock Plan and to permit non-employee directors to participate in the Stock Plan.  Until such time as we receive such exemptive relief and such provisions are approved by shareholders, we will not issue any shares of restricted stock, and our non-employee directors will not participate in the Stock Plan.

The Company has been informed that the SEC has commenced its review of the exemptive application, and we have received and responded to formal written comments.  We cannot, however, evaluate whether or when an order regarding our application for the relief requested may be granted.

We have also designed our Stock Plan with the intention that awards made thereunder generally will qualify as performance-based compensation under Section 162(m) of the Code, but we reserve the right to pay amounts thereunder that do not qualify as such performance-based compensation if we determine such payments to be appropriate in light of our compensation objectives from time to time.  Section 162(m) of the Code generally disallows a tax deduction to publicly held companies for compensation paid to their chief executive officer or any of their three other most highly compensated executive officers (other than the chief financial officer), to the extent that compensation exceeds $1 million per covered officer in any fiscal year.  However, if compensation qualifies as performance-based, the limitation does not apply.

Our status as a regulated investment company under Subchapter M of the Code makes the deductibility of our compensation arrangements a much less important factor for the Committee to consider than it would be if we were an operating company.  Under Subchapter M, the Company cannot deduct operating expenses from its long-term capital gains, which are its most significant form of income.  The Company presently has more operating expenses than it can deduct for tax purposes, even before equity compensation.

Compensation Components

The principal elements of our executive compensation program for 2008 are base salary, bonus, equity and other benefits and perquisites.  The Committee believes that each element is essential to achieve the Company's objectives as set forth above.  The Committee is mindful of keeping cash compensation expenses at as low a level of total operating expenses as is consistent with maintaining the Company's competitiveness versus private venture capital funds while meeting the expenses of complying with the regulatory requirements of a publicly traded company.  Therefore, the equity component of compensation is key to keeping overall compensation competitive, while making prudent use of the Company's resources.

Base Salaries.  We recognize the need to pay our named executive officers, and other employees, a competitive annual base salary.  We review base salaries for our named executive officers annually.  In 2008, the Committee compared salary ranges for all executive officers against the Identified Group.  Base salaries are generally adjusted annually for inflation and also based on changes in the marketplace and an executive's individual performance, salary position among peers, career growth potential and/or a change in responsibilities.  Other than Mr. Harris, whose salary was set pursuant to his employment agreement as described below, all of the named executive officers are Managing Directors and are paid the same base salary.

Effective January 1, 2008, the base salary of Daniel B. Wolfe was increased from $210,000 in 2007 to $274,770 in 2008, because of his promotion from Vice President to Chief Financial Officer and a Managing Director.  This increase puts his base salary on parity with the other Managing Directors.

All other named executive officers received cost of living adjustments in 2008.  There presently are no contemplated increases in base salary for any of the named executive officers in 2009, other than cost-of-living adjustments.

Bonuses.  We have been informed by the Committee's independent compensation consultant that historically our overall compensation has not always been competitive for our named executive officers because we have not always paid bonuses.  If the named executive officers, however, do not receive sufficient cash from the exercise and sale of stock options in a year to provide market-competitive total compensation, as determined by the Committee, and based on advice from the independent compensation consultant, the Committee may pay the named executive officers cash bonuses.  In 2008, the named executive officers, exclusive of Mr. Harris who retired on December 31, 2008, each received a $75,000 bonus based on data obtained from the compensation consultant.  The Committee believes that retention of key employees is crucial because of the specialized nature of our business as described more fully below.  Additionally, the Committee has considered that, owing to the retirement of Mr. Harris, the importance of retaining the other team members has increased.  Based on market conditions, our cash position and the size of our assets, the Committee may exercise its discretion not to award bonuses that are market competitive.

In 2008, we learned from the compensation consultant that current market conditions and the credit crisis have reduced the overall compensation paid to the employees of the Identified Group, and bonuses were determined accordingly.  If such market conditions continue throughout 2009, our total compensation may be more competitive in 2009, even without cash bonuses or the exercise of stock options.

Equity Incentive Awards.

In General

Commencing in 2006, we have provided the opportunity for our named executive officers and other employees to earn long-term and short-term equity incentive awards.  Equity incentive awards in the form of options potentially generate cash for the Company that can be used for portfolio company investments and for working capital.

Long-Term Equity Incentive Awards

The long-term equity incentive awards provide employees with the incentive to stay with us for long periods of time, which in turn provides us with greater stability.  In 2008, all options granted expired in nine to ten years and were considered long-term equity incentive awards.  Long-term equity incentive awards are meant to substitute for carried interest that our investment professionals would receive were they employed by private-sector venture capital firms, which typically pay at least 20 percent of profits before any taxes.  Further, that carried interest is usually in the form of long-term capital gains, not ordinary income.  The Committee believes that strategically timed awards of restricted stock are also important to ensuring the retention, stability and desired succession of executive talent, but the Company is not permitted to grant awards of restricted stock unless the Company receives an exemptive order from the SEC to do so.  On July 11, 2006, we filed an application with the SEC to obtain such exemptive relief (as described above) and the Company has responded to comments from the SEC on the application.  If we receive the exemptive relief, the Committee will not grant any awards of restricted stock unless an amended or new Stock Plan providing for restricted stock awards is approved by shareholders.  It is currently anticipated that such awards would be long term.

Short-Term Equity Incentive Awards

Short-term equity incentive awards help to motivate employees in the short term.  Without cash bonuses or cash retained through the exercise and sale of short-term options, the Committee's independent compensation consultant has advised that certain key positions are not competitive when compared with the Identified Group.  Short-term equity incentive awards also permit each executive officer to increase his/her ownership in Company stock, pursuant to minimum share ownership guidelines established by our Board.  Short-term vesting periods also have the potential of generating cash for the Company in the short term, through the purchase of stock in the course of the exercise of options that can be used for making venture capital investments and for working capital.  In 2009, it is anticipated that 75 percent of option awards will be short-term awards that expire within two years.

Awards Under the Stock Plan

In accordance with the Stock Plan, which was approved by shareholders at the 2006 Annual Meeting of Shareholders, the Committee can issue options from time to time for up to 20 percent of the total shares of stock issued and outstanding.  Thus, the number of shares of stock able to be reserved for the grant of awards under the Stock Plan will automatically increase (or decrease) with each increase (or decrease) in the number of shares of stock issued and outstanding.  The Board intends to increase the number of shares reserved for stock option grants (currently 5,192,821) from time to time as the number of outstanding shares increases.  The Committee may grant awards under the Stock Plan to the full extent permitted at the time of each grant in order to compete with the Identified Group by retaining the specially qualified and trained personnel that have been carefully recruited and developed for the Company's specialized business.  Because our primary competitors are organized as private partnerships, they do not have the overhead of a publicly traded company.  As a consequence, unlike the Company, they can afford for cash compensation to be a larger percentage of their total expenses.  Unlike us, they are not prohibited from paying out at least 20 percent of their profits to key employees, primarily in the form of long-term capital gains.  They also, unlike us, are permitted to grant their employees co-investment rights.

Under the Stock Plan, no more than 25 percent of the shares of stock reserved for the grant of the awards under the Stock Plan may be restricted stock awards at any time during the term of the Stock Plan.  If any shares of restricted stock are awarded, such awards will reduce on a percentage basis the total number of shares of stock for which options may be awarded.  If we do not receive exemptive relief from the SEC to issue restricted stock, all shares granted under the Stock Plan must be subject to stock options.  If we were to receive such exemptive relief and were to issue the full 25 percent of the shares of stock reserved for grant under the Stock Plan as restricted stock, no more than 75 percent of the shares granted under the Stock Plan could be subject to stock options.  No more than 1,000,000 shares of our Common Stock may be made subject to awards under the Stock Plan to any individual in any year.

On March 19, 2008, the Committee and the full Board of Directors of the Company approved a grant of individual Non-Qualified Stock Option ("NQSO") awards for certain officers and employees of the Company. Options to purchase a total of 348,032 shares of stock were granted with vesting periods ranging from March 2009 to March 2012 and with an exercise price of $6.18, which was the closing volume weighted average price of our shares of Common Stock on the date of grant.  Upon exercise, the shares would be issued from our previously authorized but unissued shares.

On August 13, 2008, the Committee and the full Board of Directors of the Company approved a grant of individual NQSO awards for certain officers and employees of the Company.  Options to purchase a total of 1,163,724 shares of stock were granted with vesting periods ranging from December 2008 to August 2012 and with an exercise price of $6.92, which was the closing volume weighted average price of our shares of Common Stock on the date of grant.  Upon exercise, the shares would be issued from our previously authorized but unissued shares.

The Committee has generally granted the same number of stock options to each of the Managing Directors, with the exception of Mr. Harris as discussed below, regardless of any other corporate duties that an individual Managing Director may have.

The number of options per employee and the vesting and expiration dates were originally proposed by the independent consultant after conversations with the Chairman of the Committee and input from the Chief Executive Officer (with respect to options other than his own).  All awards granted to executive officers vest subject to continued employment with the Company through each applicable vesting date, except for certain retirees.  All stock option awards to the named executive officers will be subject to share ownership guidelines (as described below on page 77).

The Committee plans to give quarterly, rather than annual, grants to executive officers in any quarter in which there are options available to grant and there is an "open window" in which to grant options.  The Committee believes that giving four smaller grants quarterly, rather than one annual grant, will more closely align employees' interests with those of shareholders.  We do not time stock option grants in coordination with the release of material, non-public information, nor do we time the release of material, non-public information for the purpose of affecting the value of executive compensation.  All Committee meetings for the purpose of granting options are scheduled well in advance of the meeting.

Option grants in 2008 were not subject to performance goals.  Other than stock options being tied to stock price, no other items of corporate performance were taken into account at the time of grant, because of the difficulty of determining annual performance metrics.  Business development companies like us do not report earnings per share; moreover, write-downs and write-offs of investments are an expected part of our risk-seeking strategy, and it is not uncommon for even our most successful investments to take years to come to fruition.  The Committee may create performance goals for the vesting of restricted stock (subject to receipt of an exemptive order).  If performance goals are used in the future, the Board will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Generally, the Committee is made aware of the tax and accounting treatment of various compensation alternatives.  Statement of Accounting Standards 123(R) "Share-Based Payment" ("FAS 123(R)"), requires us to record the fair value of equity awards on the date of grant as a component of equity.  We account for the Stock Plan in accordance with the provisions of FAS 123(R), which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital.  The increase to our operating expenses is offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value.  Thus, the granting of options is expected to have no net impact on our net asset value.  If and when the options are exercised, the net asset value per share will be decreased if the net asset value per share at the time of exercise is higher than the exercise price, and increased if the net asset value per share at the time of exercise is lower than the exercise price.  As a result, although we consider the accounting treatment of granting options, we do not consider the accounting treatment to be a dominant factor in the form and/or design of awards.

Additionally, we do not record tax benefits associated with expensing of stock options, because we intend to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, we cannot use all of our existing operating expenses for tax purposes.

10b5-1 Plans

We have established a policy of permitting our officers to enter into trading plans to sell shares of our Common Stock in accordance with Rule 10b5-1 under the Exchange Act.  The policy allows our participating officers to adopt a pre-arranged stock trading plan to sell pre-determined amounts of our Common Stock over a period of time.  This policy was established in recognition of the liquidity and diversification objectives of our officers, including enabling our officers to sell certain shares of our Common Stock (shares they acquire upon exercise of stock options, to pay for the exercise of options, to provide for taxes triggered by the exercise of options and to generate cash from the exercise of options).

Benefits and Perquisites.  We provide the opportunity for our named executive officers and other full-time employees to receive certain perquisites and general health and welfare benefits which consist of life and health insurance benefits, reimbursement for certain medical expenses and gym membership fees.  We also offer participation in our defined contribution 401(k) plan.  For the year ended December 31, 2008, the Committee approved a 401(k) plan match of 100 percent of employee contributions.  With the retirement of Mr. Harris on December 31, 2008, our executive officers, including our Chief Executive Officer, Mr. Jamison, generally receive the same benefits and perquisites as our full-time administrative employees.  Mr. Harris's perquisites were provided for in his employment agreement as set forth below.

Profit Sharing.  Prior to the adoption of the Stock Plan, the Company maintained the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "2002 Plan").  Under the 2002 Plan, approximately 90 percent of the amount determined as "qualifying income" was paid out to participants pursuant to distribution percentages determined by the Committee.  The remaining payment was paid out after we finalized our tax returns for each plan year.  Effective May 4, 2006, the 2002 Plan was terminated.  On January 31, 2007, a final profit sharing award of $261,661 was paid to certain participants related to the 2005 plan year after finalization of our tax returns for 2005.  Please see the "Non-Equity Incentive Plan Compensation" column and accompanying footnote in the 2008 Summary Compensation Table for more information about profit-sharing awards.

Internal Pay Equity.  In 2008, the Committee discussed the internal pay equity of the named executive officers.  The Committee noted that Mr. Harris's compensation was appropriate based on his role as Founder and on the unique qualifications and skills required for the Chief Executive Officer position in our Company.  The Committee further noted that our investment professionals work together as a team rather than as a collection of individuals, which was the basis for the Committee's decision to pay all Managing Directors (except for Mr. Harris) identically.  In 2009, it is anticipated that all Managing Directors will receive the same compensation regardless of any other corporate duties, such as Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer.  The Committee believes that, on a small team, all members must pull their full weight.  Accordingly, the Committee believes that the team approach to compensation promotes teamwork among the Managing Directors.  The Committee further noted that the Managing Directors should receive more stock options than other employees based on their income-generating role and to keep their total compensation competitive with the Identified Group.

Compensation of our Chief Executive Officer

In 2008, our Chief Executive Officer was Charles E. Harris.  Mr. Harris, who also was our Chairman and a Managing Director, retired on December 31, 2008, pursuant to our mandatory retirement plan for senior executives. The Committee reviewed all elements of the compensation of Mr. Harris on an annual basis and then made a determination about his compensation without his presence, subject to his employment agreement.

Pursuant to that agreement, as most recently amended as of August 2, 2007 (the "Employment Agreement"), during the period of employment, Mr. Harris was to receive compensation in the form of base salary, with automatic yearly adjustments to reflect inflation, which amounted to a minimum required base salary of $246,651 for 2006.  In addition, the Board could increase such salary, and subsequently decrease it, but not below the level provided for by the automatic adjustments described above.  Mr. Harris's base salary for 2006 was increased to $300,000 (thereby also increasing his SERP benefit as described below).  Mr. Harris's base salary for 2007 and 2008 was increased to $306,187 and $314,623, respectively, based on cost-of-living adjustments.

In 2008, the Committee granted to Mr. Harris the following stock options:

	Expiration Date	Year of Vesting	Exercise
	of Options	2008	Price
9.4 Yr NQSO (vest 100% on 12/31/08)	12/27/2017	187,039	$6.92

The amount of options granted to Mr. Harris was based on creating long-term incentives for Mr. Harris with respect to strategy and investment, balance sheet, personnel and lease decisions despite his scheduled retirement, in recognition of his role as Founder of the Company, and as an incentive for him to sign upon his retirement a non-compete agreement covering the period after his retirement.  On July 31, 2008, Mr. Harris and the Company entered into such an agreement, which prohibits competition with the Company for the longer of (a) three (3) years from the date of the agreement, or (b) the entire duration for which he may exercise any stock option pursuant to the Company's Stock Plan.

Under his employment agreement, Mr. Harris was entitled to participate in all compensation and employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments, for which salaried employees are eligible.  Under the Employment Agreement, we furnished Mr. Harris with certain perquisites, which included a company car, health-club membership, personal trainer, membership in certain social or country clubs, reimbursement for an annual physical examination and up to a $5,000 annual reimbursement, adjusted for inflation, over the period of the agreement, for personal financial or tax advice.

The Employment Agreement also provided Mr. Harris with life insurance for the benefit of his designated beneficiary in the amount of at least $2,000,000; provided reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the agreement; provided Mr. Harris and his spouse with long-term care insurance; and provided Mr. Harris with disability insurance providing for continuation of 100 percent of his base salary for a specified period.  These benefits were for the term of his employment with us.

Mr. Harris's Employment Agreement also provided for a supplemental executive retirement plan (the "SERP") and a severance compensation agreement for his benefit.  See "2008 Non-Qualified Deferred Compensation" below for more information about the SERP.  For more information about Mr. Harris's severance compensation, please see "Potential Payments upon Termination or Change in Control" below.

The Committee determined that the Employment Agreement, the severance compensation agreement and the awards made to Mr. Harris in 2008 pursuant to the Stock Plan were appropriate based on the unique qualifications and skills required for his role as Founder of the Company and as the Chief Executive Officer position in our Company.  Our Chief Executive Officer must have expertise in managing a public company, managing a business development company and managing a venture capital company.  He must also have knowledge of nanotechnology and microsystems, have stature within both the nanotechnology community and the venture capital community and have relationships with the investment banking community.

With the retirement of Mr. Harris on December 31, 2008, no employees have employment agreements, and Mr. Jamison, our new Chief Executive Officer, receives the same benefits as our other salaried employees.

Share Ownership Guidelines

Officers:

Each Section 16 reporting executive officer may establish a 10b5-1 plan to exercise and sell (through a cashless exercise) up to 95 percent of the options granted to that individual in each grant by the Board of Directors.  The remaining five percent of these options must be available to meet the retention requirements.  For example, if an officer sells 9,500 shares in a cashless exercise, he or she must use a portion of the net proceeds received to exercise and hold 500 shares.

Each Section 16 reporting executive officer is subject to this retention requirement until such time as he or she meets a minimum share ownership percentage level.  For the Managing Directors, the share ownership percentage level is 2.5 percent of the total shares issued and outstanding.  For other deal team members (including the General Counsel, Chief Accounting Officer and Investment Team Associate) the percentages are a smaller percentage of the issued and outstanding shares based on the number of options granted as compared with the number granted to the Managing Directors.

Directors:

The Board of Directors believes that the Company's directors should also own and hold Common Stock of the Company to further align their interests and actions with interests of the Company's shareholders.  Members of the Board of Directors who are not also officers of the Company are encouraged to buy shares of the Company's Common Stock with an appropriate percentage (as determined by each director) of the fees received for their service on the Board or Board committees, and to hold those shares as long as they serve on the Board.  In order to facilitate these acquisitions, the Company will assist in establishing a brokerage account in each director's name at a brokerage firm approved by the applicable director.  The Company will obtain from each director on an annual basis a participation election that will identify the percentage, if any, of the director's fees for services (including the retainer) that he or she directs to be used to purchase shares of the Company's stock on the open market.  The Company will thereafter deposit such amounts in the applicable director's broker account at the time that fees are paid.  The Company, the broker and the directors will work together to take all actions necessary such that the purchases of Company shares are made in accordance with the requirements of Rule 10b5-1 under the Exchange Act.  In 2008, the directors collectively bought 50,069 shares in the open market.

Compensation and Share Ownership of Our Managing Directors

Messrs. Jamison, Andreev, Janse and Wolfe are Managing Directors and are primarily responsible for the day-to-day management of our portfolio.  They have served as employees of the Company since 2002, 2005, 2007 and 2004 respectively, although the title "Managing Director" was first utilized by our Company in 2004.

In 2008, Messrs. Jamison, Andreev, Janse and Wolfe each received a fixed base salary, a bonus and participated in the Stock Plan (as described above) and received all benefits, perquisites, and emoluments for which salaried employees were eligible.

For more information on compensation of our Managing Directors, see Compensation Discussion and Analysis above.

The following table sets forth the dollar range of equity securities beneficially owned by each Managing Director as of December 31, 2008.

Name of Managing Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Douglas W. Jamison	Over $1,000,000(4)
Alexei A. Andreev	Over $1,000,000(5)
Michael A. Janse	Over $1,000,000(6)
Daniel B. Wolfe	Over $1,000,000(7)
___________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 and over $1,000,000.

(3)	The dollar ranges are based on the price of the equity securities as of December 31, 2008.

(4)	Includes 712,616 shares that can be acquired upon the exercise of outstanding options.

(5)	Includes 676,204 shares that can be acquired upon the exercise of outstanding options.

(6)	Includes 673,360 shares that can be acquired upon the exercise of outstanding options.

(7)	Includes 476,788 shares that can be acquired upon the exercise of outstanding options.

Related Party Transactions

In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions. Other than these transactions, for the fiscal year ended December 31, 2008, there were no transactions, or proposed transactions, in which the registrant was or is a participant in which any related person had or will have a direct or indirect material interest.

In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented procedures, which are set forth in the Company's Compliance Manual.  Our Audit Committee must review in advance any "related party" transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which such related party had, or will have, a direct or indirect material interest.  The Board of Directors reviews these procedures on an annual basis.

In addition, the Company's Code of Conduct for Directors and Employees ("Code of Conduct"), which is signed by all employees and directors on an annual basis, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and the interests of the Company.  Pursuant to the Code of Conduct, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Chief Compliance Officer.  The Independent Directors Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to corporate governance.  If there were any actions or relationships that might give rise to a conflict of interest, such actions or relationships would be reviewed and approved by the Board of Directors.

Remuneration of Named Executive Officers

2008 Summary Compensation Table

The following table sets forth a summary for the years ended December 31, 2008, December 31, 2007, and December 31, 2006, of the cash and non-cash compensation paid to our named executive officers.  The primary elements of each named executive officer's total compensation reported in the table are base salary, bonus and equity incentives consisting of stock options.  The Summary Compensation Table should be read in conjunction with the CD&A and the other tables and narrative descriptions that follow.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation ($)(4)(6)(7)	Total ($)
Charles E. Harris Chairman of the Board, Chief Executive Officer, Managing Director(5)	2008 2007 2006	314,623 306,187 300,000	0 0 0	2,225,350 3,374,224 2,034,482	0 0 29,067	4,141 42,063 54,692	432,590 418,479 405,628	2,976,704 4,140,953 2,823,869
Douglas W. Jamison President, Chief Operating Officer, Chief Financial Officer (2007), Managing Director	2008 2007 2006	274,770 267,403 262,000	75,000 0 0	795,931 953,931 668,677	0 0 3,957	0 0 0	15,500 15,500 15,000	1,161,201 1,236,834 949,634
Daniel B. Wolfe Chief Financial Officer and Managing Director (2008) Former Vice President	2008 2007 2006	274,770 210,000 175,000	75,000 0 0	401,956 438,159 322,130	0 7,849 56,416	0 0 0	15,500 15,500 15,000	767,226 663,661 576,393
Alexei A. Andreev Managing Director, Executive Vice President	2008 2007 2006	274,770 267,403 262,000	75,000 0 0	724,448 897,250 668,677	0 0 0	0 0 0	15,500 15,500 15,000	1,089,718 1,180,153 945,677
Michael A. Janse Managing Director, Executive Vice President(8)	2008 2007 2006	274,770 184,211 0	75,000 0 0	792,957 873,201 0	0 0 0	0 0 0	15,500 45,500 0	1,158,227 1,102,912 0

(1)
The figures in this column do not represent amounts actually paid to the named executive officers, but represent the aggregate dollar amount of compensation cost recognized by us in 2008, 2007 and 2006 under FAS 123(R) for options granted in 2008 and prior years.  We use the Black-Scholes-Merton model to calculate compensation cost under FAS 123(R).  You may find more information about the assumptions we use in the Black-Scholes-Merton model under "Fair Valuation of Option Awards."  During the period from January 1, 2006 through June 30, 2009, a total of 1,110,539 options, or 19.5 percent, of those granted to the named executive officers expired unexercised.  The expired options had an aggregate fair value of $3,219,048. Options which expire unexercised do not generate any compensation to the employee.

(2)
In 2006, these amounts represent the actual amounts earned as a result of realized gains during the year ended December 31, 2005, and paid out in 2006 and 2007, under the Harris & Harris Group Employee Profit-Sharing Plan.  These 2006 amounts are in addition to the $1,107,088 for Mr. Harris and $165,308 for Mr. Jamison reported in the 2005 proxy and were determined in 2006 based on the finalization of our 2005 tax returns.

(3)	Represents increase in pension obligation. There were no preferential or above market earnings on Mr. Harris's deferred compensation.

(4)
The amounts reported for Mr. Harris for 2008 represent actual amounts of benefits paid or payable including personal use of an automobile, membership in a private club totaling $11,569, membership in a health club and use of a trainer totaling $10,601, medical care reimbursement, consultation with a financial planner totaling $20,214, long-term disability insurance, group term-life insurance, long-term care insurance for him and his wife and $20,500 in employer contributions to the Harris & Harris Group, Inc. 401(k) Plan.  It also includes the employer contribution to his SERP totaling $314,623.

(5)	In 2008, 2007 and 2006, Mr. Harris's wife received compensation of $24,000, $25,000 and $21,000, respectively, for serving as our Secretary.

(6)	The amounts reported for Mr. Janse for 2007 represent qualified moving expenses paid totaling $30,000 and $15,500 in employer contributions to the Harris & Harris Group 401(k) Plan.

(7)
Except for Mr. Harris (see footnote 4 above) and Mr. Janse (see footnote 6 above), amounts reported for 2008 represent our contributions on behalf of the named executive to the Harris & Harris Group, Inc. 401(k) Plan.  The named executive did not earn any other compensation reportable in this column for 2008 that met the threshold reporting requirements.

(8)	Mr. Janse joined the Company in April 2007.

Fair Valuation of Option Awards

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes-Merton option pricing model as permitted by FAS No. 123(R).  The stock options were awarded in five different grant types, each with different contractual terms.  The assumptions used in the calculation of fair value using the Black-Scholes-Merton model for each contract term for grants in 2008 were as follows:

		Number	Expected	Expected	Expected	Risk-free	Fair
	Contractual	of Options	Term	Volatility	Dividend	Interest	Value
Type of Award	Term	Granted	in Yrs	Factor	Yield	Rate	Per Share

Non-qualified stock options	9.78 Years	348,032	6.14	57.1%	0%	2.62%	$3.45

Non-qualified stock options	9.38 Years	1,163,724	Ranging from 4.88 to 5.94	Ranging from 50.6% to 55.1%	0%	Ranging from 3.24% to 3.40%	Ranging from $3.25 to $3.79

Total		1,511,756

An option's expected term is the estimated period between the grant date and the exercise date of the option.  As the expected-term period increases, the fair value of the option and the compensation cost will also increase.  The expected-term assumption is generally calculated using historical stock option exercise data.  The Company does not have historical exercise data to develop such an assumption.  In cases where companies do not have historical data and where the options meet certain criteria, SEC Staff Accounting Bulletin 107 ("SAB 107") provides the use of a simplified expected-term calculation.  Accordingly, the Company calculated the expected terms using the SAB 107 simplified method.

Expected volatility is the measure of how the stock's price is expected to fluctuate over a period of time.  An increase in the expected volatility assumption yields a higher fair value of the stock option.  Expected volatility factors for the stock options were based on the historical fluctuations in the Company's stock price over a period commensurate with the expected term of the option, adjusted for stock splits and dividends.

The expected-dividend yield assumption is traditionally calculated based on a company's historical dividend yield.  An increase to the expected-dividend yield results in a decrease in the fair value of the option and resulting compensation cost.  Although the Company has declared deemed dividends in previous years, most recently in 2005, the amounts and timing of any future dividends cannot be reasonably estimated.  Therefore, for purposes of calculating fair value, the Company has assumed an expected-dividend yield of 0 percent.

The risk-free interest rate assumptions are based on the annual yield on the measurement date of a zero-coupon U.S. Treasury bond, the maturity of which equals the option's expected term.  Higher assumed interest rates yield higher fair values.

2008 Grants of Plan-Based Awards

The following table presents information regarding the equity incentive awards granted to the named executive officers during the fiscal year ended December 31, 2008.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards* ($/Share)	Closing Price on Grant Date ($)	Grant Date Fair Value of Option Awards

Charles E. Harris	August 13, 2008	187,039	$6.92	$7.14	$607,877

Douglas W. Jamison	March 19, 2008	72,550	$6.18	$6.20	$250,298
	August 13, 2008	199,682	$6.92	$7.14	$756,795

Daniel B. Wolfe	March 19, 2008	72,550	$6.18	$6.20	$250,298
	August 13, 2008	199,682	$6.92	$7.14	$756,795

Alexei A. Andreev	March 19, 2008	72,550	$6.18	$6.20	$250,298
	August 13, 2008	199,682	$6.92	$7.14	$756,795

Michael A. Janse	March 19, 2008	72,550	$6.18	$6.20	$250,298
	August 13, 2008	199,682	$6.92	$7.14	$756,795

*Equals the closing volume weighted average price on the date of grant.

2008 Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of the named executive officers as of December 31, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Charles E. Harris	681,530	0	$10.11	June 26, 2016
	18,711	0	$10.11	June 26, 2016
	26,666	0	$10.11	June 26, 2009
	240,981	0	$11.11	June 26, 2016
	187,039	0	$6.92	Dec. 27, 2017
Douglas W. Jamison	18,538	59,346(1)	$10.11	June 26, 2016
	160,000	0	$10.11	June 26, 2009
	0	92,365(2)	$11.11	Dec. 27, 2010
	110,135	0	$11.11	Dec. 27, 2009
	0	72,550(3)	$6.18	Dec. 27, 2017
	0	199,682(4)	$6.92	Dec. 27, 2017
Daniel B. Wolfe	27,076	59,346(1)	$10.11	June 26, 2016
	53,334	0	$10.11	June 26, 2009
	0	29,557(2)	$11.11	Dec. 27, 2010
	35,243	0	$11.11	Dec. 27, 2009
	0	72,550(3)	$6.18	Dec. 27, 2017
	0	199,682(4)	$6.92	Dec. 27, 2017
Alexei A. Andreev	22,626	59,346(1)	$10.11	June 26, 2016
	160,000	0	$10.11	June 26, 2009
	88,108	0	$11.11	Dec. 27, 2009
	0	73,892(2)	$11.11	Dec. 27, 2010
	0	72,550(3)	$6.18	Dec. 27, 2017
	0	199,682(4)	$6.92	Dec. 27, 2017
Michael A. Janse	248,108	0	$11.11	Dec. 27, 2009
	0	73,892(2)	$11.11	Dec. 27, 2010
	19,782	59,346(5)	$11.11	June 26, 2016
	0	72,550(4)	$6.18	Dec. 27, 2017
	0	199,682(4)	6.92	Dec. 27, 2017

(1)	Options vest in six equal installments on June 26, 2009, June 26, 2010, June 26, 2011, June 26, 2012, June 26, 2013, and June 26, 2014.
(2)	Options vest 100% on December 27, 2009.
(3)	Options vest in four equal installments on March 19, 2009, March 19, 2010, March 19, 2011, and March 19, 2012.
(4)	Options vest in four equal installments on August 13, 2009, August 13, 2010, August 13, 2011 and August 13, 2012.
(5)	Options vest in six equal installments on June 27, 2009, June 27, 2010, June 27, 2011, June 27, 2012, June 27, 2013, and June 27, 2014.

2008 Option Exercises and Stock Vested

The following table presents information regarding the exercises of stock options by named executive officers for the fiscal year ended December 31, 2008.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Charles E. Harris	0	0
Douglas W. Jamison	0	0
Daniel B. Wolfe	0	0
Alexei A. Andreev	0	0
Michael A. Janse	0	0

2008 Pension Benefits

The following table presents information about the pension benefits attributable to the named executive officers as of December 31, 2008, and any pension benefit payments to them during 2008.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Charles E. Harris	Executive Mandatory Retirement Plan	25	151,443	0
Douglas W. Jamison	Executive Mandatory Retirement Plan	4	0	0
Daniel B. Wolfe	Executive Mandatory Retirement Plan	1	0	0

The present value of accumulated benefits amount reported in the table above was calculated pursuant to FAS 87, "Employers' Accounting for Pensions" and FAS 158, "Employers' Accounting for Pensions and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)."  Several statistical and other factors that attempt to anticipate future events are used in calculating the expense and liability values related to our pension plan.  These factors include a discount rate assumption of 5.75 percent and use of the 94GAM mortality table.  The calculation also assumes that the benefit is earned uniformly over the employees' careers.  Any benefit attributable to service prior to the effective date of the plan is amortized over each person's future working lifetime.

Executive Mandatory Retirement Benefit Plan

In 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish the Executive Mandatory Retirement Benefit Plan for individuals who are employed by us in a bona fide executive or high policy-making position. The plan was amended and restated effective January 1, 2005, to comply with certain provisions of the Code.  There are currently four individuals serving in positions, or who served in positions, that qualify under the plan: Charles E. Harris, the former Chairman and Chief Executive Officer, Douglas W. Jamison, the Chairman and Chief Executive Officer, Daniel B. Wolfe, the President, Chief Operating Officer and Chief Financial Officer, and Mel P. Melsheimer, the former President, Chief Operating Officer and Chief Financial Officer.  Under this plan, mandatory retirement takes place effective December 31 of the year in which the eligible individuals attain the age of 65.  On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine for our benefit to postpone the mandatory retirement date for that individual for one additional year.

Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year.  The benefits payable at retirement to Mr. Harris and Mr. Melsheimer under our existing 401(k) plan do not equal this threshold.  The Executive Mandatory Retirement Plan was established to provide the difference between the benefit required under the age discrimination laws and that provided under our existing plans.  For individuals retiring after 2007, the benefit under the plan is paid to the qualifying individual in the form of a lump sum, and is paid six months and one day after the individual's separation from service with the Company.  Mr. Harris's mandatory benefit is $151,443 and was paid as a lump sum on July 10, 2009.

2008 Non-Qualified Deferred Compensation

The following table presents information regarding the Company's Amended and Restated Supplemental Executive Retirement Plan for the fiscal year ended December 31, 2008.

Name	Executive Contributions in Last FY ($)	Registrant Contribution in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Charles E. Harris	0	314,623	96,528	2,889,717	188,454

(1) This amount is included in the Summary Compensation Table under "All Other Compensation."

SERP

The Employment Agreement provides that we adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris.  Under the SERP, we caused an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month (a "Monthly Credit") to a special account maintained on our books for the benefit of Mr. Harris (the "SERP Account"), provided that Mr. Harris was employed by us on the last business day of such month.  The amounts credited to the SERP Account were deemed invested or reinvested in such investments as were requested by Mr. Harris and agreed to by the Company.  The SERP Account is credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments in accordance with the terms of the SERP.  Mr. Harris's benefit under the SERP equals the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable).

In 2005, Mr. Harris received a $125,000 distribution from the SERP Account.  On May 30, 2008, Mr. Harris was paid a lump sum of $2,889,717, and the balance at of $189,383 was paid on July 31, 2009.

With the retirement of Mr. Harris on December 31, 2008, no employees are entitled to any non-qualified deferred compensation benefits (other than pursuant to the Executive Mandatory Retirement Plan as described above).

Potential Payments upon Termination or Change in Control

Other than Mr. Harris, who was entitled to certain severance protections pursuant to his Employment Agreement, as of December 31, 2008, none of our executive officers had a change in control agreement or was entitled to any special payments solely upon a change in control.  See "2008 Pension Benefits" and "2008 Non-Qualified Deferred Compensation" above for information about pension and other deferred compensation benefits.

On June 30, 1994, we adopted the Medical Benefit Retirement Plan.  On February 10, 1997, we amended this plan to include employees who have seven full years of service and have attained 58 years of age.  On November 3, 2005, we amended this plan to reverse the 1997 amendment for future retirees and to remove dependents other than spouses from the plan.  The coverage is secondary to any government or subsequent employer-provided health-insurance plans.  The annual premium cost to us with respect to the entitled retiree shall not exceed $14,891 for 2008.  As of December 31, 2008, 2007 and 2006, we had liabilities of $1,018,311, $913,904 and $791,972, respectively, for the plan; there are no plan assets.

The stock options of retirees who qualify for the Medical Benefit Retirement Plan will remain exercisable (to the extent exercisable at the time of the optionee's termination) post retirement, subject to certain conditions, if such retiree executes a post-termination non-solicitation agreement, in a form reasonably acceptable to the Company, until the expiration of its term.  Effective as of July 31, 2008, Mr. Harris and the Company entered into the Nonsolicitation and Noncompetition Agreement (the "Agreement").  Pursuant to the Agreement, Mr. Harris has agreed not to compete with the Company by generally not engaging in investing activities in privately held companies in the area of tiny technology, nor to solicit the Company's employees for employment until the later of (i) three (3) years from the effective date of the Agreement, or (ii) the date on which he no longer holds any exercisable stock options under any of the Company's current stock option award agreements.  By executing the Agreement, Mr. Harris satisfied the requirement set forth in his current stock option award agreements to permit the extension of the exercise periods for his outstanding stock options beyond his retirement.  Mr. Harris's exercisable options as of December 31, 2008, are reflected in the table "2008 Outstanding Equity Awards at Fiscal Year-End."

Pursuant to his Employment Agreement, upon his retirement on December 31, 2008, Mr. Harris was entitled to (1) earned but unpaid base salary, (2) benefits under the Medical Benefit Retirement Plan, and (3) the amounts described under "2008 Pension Benefits" and "2008 Non-Qualified Deferred Compensation" above.

Remuneration of Directors

The following table sets forth the compensation paid by us to our directors for the fiscal year ended December 31, 2008.  During 2008, we did not grant any stock option awards or pay or accrue any pension or retirement benefits for our directors.

2008 Director Compensation

Name of Director	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Independent Directors:
W. Dillaway Ayres, Jr.	40,500	0		40,500
Dr. C. Wayne Bardin	39,000	0		39,000
Dr. Phillip A. Bauman	42,000	0		42,000
G. Morgan Browne	43,500	0		43,500
Dugald A. Fletcher	52,500	0		52,500
Charles E. Ramsey	37,500	0		37,500
James E. Roberts	51,000	0		51,000
Richard P. Shanley	41,750	0		41,750

Interested Directors:
Charles E. Harris(1)(2)	0	0		0
Douglas W. Jamison(1)	0	0		0
Kelly S. Kirkpatrick	6,025	3,000	(3)	9,025
Lori D. Pressman	21,000	41,863	(4)	62,863
__________________________
(1)	Mr. Harris and Mr. Jamison do not receive additional compensation as Directors. Refer to the "2008 Summary Compensation Table" for details of Mr. Harris's and Mr. Jamison's compensation for 2008.

(2)	Mr. Harris retired pursuant to the Company's Mandatory Retirement Benefit Plan on December 31, 2008.

(3)	Represents $3,000 for consulting services. Kelly S. Kirkpatrick did not stand for re-election at the Annual Meeting held on May 1, 2008.

(4)
Represents $41,863 for consulting services.  Ms. Pressman may be considered an "interested person" because of consulting work performed for us.  Additionally, Ms. Pressman was paid $22,413 and $3,438 in 2008 for consulting work for two of our portfolio companies, Ancora Pharmaceuticals and Phoenix Molecular, respectively.  Ms. Pressman's total compensation paid by us and our portfolio companies for the last two fiscal years is $153,777.

There are no outstanding option awards to directors.

The directors who are not officers receive $1,500 for each meeting of the Board of Directors and $1,500 for each committee meeting they attend, and a monthly retainer of $750.  Each non-employee committee Chairman receives an additional monthly retainer of $250.  The Lead Independent Director receives an additional monthly retainer of $500.

OTHER INFORMATION

We are not subject to any material pending or, to our knowledge, threatened legal proceedings.

Our custodian, The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, holds physical custody of our securities.

Our transfer and dividend-paying agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY  10038.

Our independent registered public accounting firm is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017.  It also provides tax return preparation services for us.

BROKERAGE

We did not effect any brokerage transactions in portfolio securities in 2008, 2007 or 2006 except for the purchase and sale of treasury securities, for which we do not pay any brokerage commissions. Brokers are selected on the basis of our best judgment as to which brokers are most likely to be in contact with likely buyers of the thinly traded securities of our portfolio companies.  We will also consider the competitiveness of such broker's commission rates.  We might pay a premium for a broker's knowledge of the potential buyers or research services provided by the broker.

DIVIDENDS AND DISTRIBUTIONS

As a regulated investment company under the Code, we will not be subject to U.S. federal income tax on our investment company taxable income that we distribute to shareholders, provided that at least 90 percent of our investment company taxable income for that taxable year is distributed to our shareholders.  We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax.  We may change this policy in the future.

To the extent that we retain any net capital gain, we may pay deemed capital gain dividends to shareholders.  If we do pay a deemed capital gain dividend, you will not receive a cash distribution, but instead you will receive a tax credit equal to your proportionate share of the tax paid by us.  When we declare a deemed dividend, our dividend-paying agent will send you an IRS Form 2439 which will reflect receipt of the deemed dividend income and the tax credit.  This tax credit, which we pay at the applicable corporate rate, is normally at a higher rate than the rate payable by individual shareholders on the deemed dividend income.  The excess credit can be used by the shareholder to offset other taxes due in that year or to generate a tax refund to the shareholder.  In addition, each shareholder's tax basis in his shares of Common Stock is increased by the excess of the capital gain on which we paid taxes over the amount of taxes we paid.  See "Taxation."

We did not pay a cash dividend or declare a deemed capital gain dividend for 2008.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Company and our shareholders.  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax laws.  This discussion is limited to shareholders who hold their common shares as capital assets.  Counsel to the Company has not rendered and will not render any legal opinion regarding any tax consequences relating to the Company or an investment in the Company.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing common shares of the Company as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Company

We have elected to qualify, qualified and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code.  Accordingly, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies and (ii) net income derived from interests in publicly traded partnerships (as defined in section 7704(b)) that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90 percent of their gross income from the items described in (i) above (each a "Qualified Publicly Traded Partnership"); and (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of the issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of (A) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (B) any two or more issuers (other than regulated investment companies) that we control and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more Qualified Publicly Traded Partnerships.

In the case of a regulated investment company which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above.  This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification").  We have received SEC Certification since 1999, including for 2008, but it is possible that we may not receive SEC Certification in future years.  Pursuant to the SEC Certification, we are generally entitled to include, in the computation of the 50 percent value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed five percent of the value of our total assets, so long as we have not continuously held any security of such issuer for 10 or more years.

As a regulated investment company, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (which consist of the excess of our net long-term capital gain over our net short-term capital loss) that we distribute to shareholders.  To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax at regular corporate rates.  We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax.  We may change this policy in the future.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent excise tax payable by us.  To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(a)	at least 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(b)
at least 98 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by a company with a November or December year-end to use the company's fiscal year); and

(c)	any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax.  In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the distribution requirement.  However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain asset coverage tests are met.  See "Certain Government Regulations."  Moreover, our ability to dispose of assets to meet the distribution requirement may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our status as a regulated investment company, including the diversification requirement.  If we dispose of assets in order to meet the distribution requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

As a regulated investment company we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.

If we were unable to satisfy the 90 percent distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, we would be taxed in the same manner as an ordinary corporation, and distributions to our shareholders would not be deductible in computing our taxable income.  In such case, distributions generally would be eligible (a) for treatment as qualified dividend income in the case of individual shareholders and (b) for the dividend received deduction in the case of corporate shareholders.  To qualify again to be taxed as a regulated investment company in a subsequent year, we would be required to distribute to our shareholders our earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50 percent of such earnings and profits payable by us to the IRS.  In addition, if we failed to qualify as a regulated investment company for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had sold our property to an unrelated party for fair market value) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 10 years.

We may decide to be taxed as a corporation even if we could otherwise qualify as a regulated investment company.

Company Investments

We may make certain investments which would subject us to special provisions of the Code that, among other things, may affect the character of the gains or losses realized by us and require us to recognize income or gain without receiving cash with which to make distributions.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90 percent income test.

In the event we invest in foreign securities, we may be subject to foreign taxes and withholding with respect to those securities.  We do not expect to satisfy the requirement permitting us to elect to pass through to the shareholders their share of the foreign taxes paid by us.

Taxation of Shareholders

Distributions we pay to you from our investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are taxable to you as ordinary income to the extent of our earnings and profits.  Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares.  Distributions in excess of our current and accumulated earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming you hold your shares as a capital asset).  Generally, you will be provided with a written notice designating the amount of any (a) ordinary income dividends no later than 30 days after the close of the taxable year, and (b) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders.  If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us.  In addition, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (a) the amount included in the shareholder's income as long-term capital gains and (b) the shareholder's proportionate share of the corporate tax paid by us.  Shareholders should consult their tax advisors for further information about the impact of a deemed dividend on their state or local taxes.  Because of the nature of our investments, ordinary income dividends paid by us generally will not be eligible for the reduced rates applicable to so-called "qualified dividend income."  In addition, a dividend will not be treated as qualified dividend income (even if received by the Company and paid by the Company to a shareholder) (a) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (b) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (c) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our Common Stock.  If we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition.  Generally, gain recognized by a shareholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to those shares.  A loss realized on a sale or exchange of our shares will be disallowed if you reacquire our shares (or other substantially identical shares), whether through the automatic reinvestment of dividends or otherwise, within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, U.S. federal withholding taxes at a 30 percent rate (or a lower rate pursuant to a tax treaty) will apply to distributions to shareholders (except to those distributions designated by us as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations (a "non-U.S. investor").  Different tax consequences may result if a non-U.S. investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.  Foreign investors should consult their tax advisors regarding the tax consequences of investing in our Common Stock.

Backup Withholding

We are required in some circumstances to backup withholding on taxable dividends and other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number and certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

CERTAIN GOVERNMENT REGULATIONS

A business development company is regulated by the 1940 Act.  A business development company must be organized in the United States for the purpose of investing primarily in companies that are organized in the United States and engaged primarily in businesses other than certain financial businesses and that either (i) do not have any securities listed on a national securities exchange, (ii) are listed on a national exchange and have a market capitalization less than $250 million, or (iii) are controlled by the business development company.  In addition, the business development company must make managerial assistance available to these portfolio companies.  A business development company may use capital provided by public shareholders and from other sources to invest in portfolio companies.  A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing primarily in what are usually privately owned companies.

As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70 percent of the value of our total assets.  The principal categories of qualifying assets relevant to our business are:

•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to the securities; and

•	cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and is not engaged primarily in certain financial businesses and that:

•	either has a market capitalization of less than $250 million or does not have a class of securities registered on a national securities exchange;

•	is actively controlled by the business development company and has an affiliate of a business development company on its Board of Directors; or

•	meets other criteria as may be established by the SEC.

Control under the 1940 Act is presumed to exist where a business development company beneficially owns more than 25 percent of the outstanding voting securities of the portfolio company.

To include securities described above as qualifying assets for the purpose of the 70 percent test, a business development company must make available to the issuer of those securities (whether directly or through cooperating parties) significant managerial assistance, such as providing significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.  We offer to provide managerial assistance to each of our portfolio companies.

As a business development company, we are entitled to issue senior securities in the form of stock or indebtedness, including bank borrowings and debt securities, as long as our senior securities have an asset coverage of at least 200 percent immediately after each issuance.  See "Risk Factors."

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our Board of Directors who are not interested persons and, in some cases, may have to seek prior approval from the SEC.

As with other companies regulated by the 1940 Act, a business development company must adhere to substantive regulatory requirements.  A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act.  Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.  Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person's office.

We maintain a code of ethics under Rule 17j-1 of the 1940 Act that establishes procedures for personal investment and restricts some transactions by our personnel.  Our code of ethics requires pre-approval for investment by our employees in private or public securities that may be purchased or held by us.  The code of ethics is filed as an exhibit to our registration statement of which this Prospectus is a part.  You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C.  You may obtain information on operations of the Public Reference Room by calling the SEC at (800) SEC-0330.  In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov.  You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, voting on the matter at a meeting at which a quorum is present.

We vote proxies relating to our portfolio securities in what management believes is in the best interest of our shareholders.  We carefully review on a case by case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us.  Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by the Managing Directors who are responsible for monitoring each of our investments.  To ensure that our vote is not the product of a conflict of interest, we required that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Shareholders may obtain information regarding how we voted proxies with respect to our public portfolio companies without charge by making a written request for proxy voting information or by contacting us by telephone at 1-877-846-9832.

CAPITALIZATION

We are authorized to issue 45,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share.  Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights.  When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable.  Shares of Common Stock are not redeemable and have no preemptive, conversion, or cumulative voting rights.

The following table shows the number of shares of (i) capital stock authorized, (ii) the amount held by us or for our own account, and (iii) capital stock outstanding for each class of our authorized securities as of September 18, 2009.

Title of Class	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding

Common Stock	45,000,000	1,828,740	25,966,758

Preferred Stock	2,000,000	0	0

Issuance of Preferred Stock

Our Board of Directors is authorized by our articles of incorporation to issue up to 2,000,000 shares of preferred stock having a par value of $0.10 per share.  The Board of Directors is authorized to divide the preferred stock into one or more series and to determine the terms of each series, including, but not limited to, the voting rights, redemption provisions, dividend rate and liquidation preference.  Any terms must be consistent with the requirements of the 1940 Act.  The 1940 Act currently prohibits us from issuing any preferred stock if after giving effect to the issuance the value of our total assets, less all liabilities and indebtedness other than senior securities, would be less than 200 percent of the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation value of our preferred stock (other than up to 5 percent borrowings for temporary purposes).  Leveraging with preferred stock raises the same general potential for loss or gain and other risks as does leveraging with borrowings described above.

Options and Warrants

We have no warrants outstanding.  As of September 18, 2009, we had 4,581,567 options outstanding, which were granted pursuant to our Stock Plan described herein.  Under the 1940 Act, we cannot issue options and/or warrants for more than 25 percent of our outstanding voting securities.

PLAN OF DISTRIBUTION

Our Common Stock may be offered directly to one or more purchasers, through agents designated from time to time by us, including in transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, to or through underwriters or dealers or through a combination of any such methods of sale.  Any underwriter or agent involved in the offer and sale of our Common Stock will be named in the applicable Prospectus Supplement.

The distribution of our Common Stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that unless we have shareholder approval, the offering price per share must equal or exceed the net asset value per share of our Common Stock exclusive of any underwriting commissions or discounts.

In connection with the sale of our Common Stock, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions.  Underwriters may sell our Common Stock to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.  Underwriters, dealers and agents that participate in the distribution of our Common Stock may be deemed to be underwriters under the Securities Act of 1933, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Common Stock may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.  Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement.  The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent.  We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq Global Market.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Common Stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933.  Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Common Stock from us pursuant to contracts providing for payment and delivery on a future date.  Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.  The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Common Stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject.  The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.  Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our Common Stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock.

EXPERTS

Our audited financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are included in this Registration Statement in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.  PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

We will furnish, without charge, a copy of such financial statements upon request by writing to 111 West 57th Street, Suite 1100, New York, New York 10019, Attention: Investor Relations, or calling 1-877-846-9832.

FURTHER INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC.  The reports, proxy statements and other information filed by us can be inspected and copied at public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, its New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281 and its Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604.  You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330.  The SEC also maintains a website that contains reports, proxy statements, and other information.  The address of the SEC's website is http://www.sec.gov.  Copies of this material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

PRIVACY POLICY

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information we collect, how we protect that information and why, in some cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our shareholders, although some non-public personal information of our shareholders may become available to us.  We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our shareholders to our employees and to employees of our service providers and their affiliates with a legitimate business need for the information.  We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

CONSOLIDATED FINANCIAL STATEMENTS

HARRIS & HARRIS GROUP, INC.
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Management's Report on Internal Control Over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting.  Internal control over financial reporting is defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the Company's principal executive and principal financial officers and effected by the Company's Board of Directors, management and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

•
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the Company; and

•
provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.   Also, projections of any evaluation of effectiveness of internal control over financial reporting to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management has assessed the effectiveness of our internal control over financial reporting as of December 31, 2008.  In making its assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework.  Based on the results of this assessment, management (including our Chief Executive Officer and Chief Financial Officer) has concluded that, as of December 31, 2008, the Company's internal control over financial reporting was effective.

The effectiveness of the Company's internal control over financial reporting has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears on page F-3 of this Prospectus.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Harris & Harris Group, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets, cash flows, and the financial highlights present fairly, in all material respects, the financial position of Harris & Harris Group, Inc. and its subsidiaries at December 31, 2008 and December 31, 2007, and the results of their operations, changes in net assets, cash flows, and the financial highlights for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.  Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008 based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).  The Company's management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management's Report on Internal Control over Financial Reporting appearing on page 57 of the 2008 Annual Report to Shareholders.  Our responsibility is to express opinions on these financial statements and on the Company's internal control over financial reporting based on our integrated audits.  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects.  Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk.  Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As more fully disclosed in Note 2 of the Notes to the Consolidated Financial Statements, the financial statements include investments valued at $56,965,153 (52.1% of net assets) at December 31, 2008, the fair values of which have been estimated by the Board of Directors in the absence of readily ascertainable market values.  These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 13, 2009

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

ASSETS

	December 31, 2008	December 31, 2007
Investments, in portfolio securities at value:
Unaffiliated companies (cost: $24,208,281 and $21,435,392, respectively)	$12,086,503	$21,103,836
Non-controlled affiliated companies (cost: $60,796,720 and $54,306,393, respectively)	39,650,187	52,651,189
Controlled affiliated companies (cost: $6,085,000 and $6,935,743, respectively)	5,228,463	4,355,359
Total, investments in private portfolio companies at value (cost: $91,090,001 and $82,677,528, respectively)	$56,965,153	$78,110,384

Investments, in U.S. Treasury obligations at value (cost: $52,956,288 and $59,552,933, respectively)	52,983,940	60,193,593
Cash and cash equivalents	692,309	330,009
Restricted funds (Note 7)	191,955	2,667,020
Receivable from portfolio company	0	524
Interest receivable	56	647,337
Prepaid expenses	484,567	488,667
Other assets	309,621	455,798
Total assets	$111,627,601	$142,893,332

LIABILITIES & NET ASSETS

Accounts payable and accrued liabilities (Note 7)	$2,088,348	$4,515,463
Deferred rent	8,140	14,525
Total liabilities	2,096,488	4,529,988

Net assets	$109,531,113	$138,363,344

Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0	$0
Common stock, $0.01 par value, 45,000,000 shares authorized at 12/31/08 and 12/31/07; 27,688,313 issued at 12/31/08 and 25,143,313 issued at 12/31/07	276,884	251,434
Additional paid in capital (Note 10)	181,251,507	160,927,691
Accumulated net operating and realized loss	(34,494,551)	(15,483,766)
Accumulated unrealized depreciation of investments	(34,097,196)	(3,926,484)
Treasury stock, at cost (1,828,740 shares at 12/31/08 and 12/31/07)	(3,405,531)	(3,405,531)

Net assets	$109,531,113	$138,363,344

Shares outstanding	25,859,573	23,314,573

Net asset value per outstanding share	$4.24	$5.93

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2007	December 31, 2006
Investment income:
Interest from:
Fixed-income securities	$1,971,178	$2,705,597	$2,991,261
Miscellaneous income	16,169	39	37,500
Total investment income	1,987,347	2,705,636	3,028,761

Expenses:
Salaries, benefits and stock-based compensation (Note 5)	10,090,658	11,435,329	7,933,276
Administration and operations	1,160,025	1,432,653	1,250,080
Profit-sharing provision	0	0	50,875
Professional fees	694,007	902,911	737,828
Rent	276,023	235,998	239,846
Directors' fees and expenses	367,383	435,060	340,750
Depreciation	54,795	63,113	64,916
Custodian fees	31,607	28,115	24,125
Total expenses	12,674,498	14,533,179	10,641,696

Net operating loss	(10,687,151)	(11,827,543)	(7,612,935)

Net realized (loss) gain from investments:
Realized gain (loss) from:
Unaffiliated companies	3,588	119,082	32,484
Non-controlled affiliated companies	(6,509,404)	0	0
Controlled affiliated companies	(2,893,487)	0	0
U.S. Treasury obligations/other	1,109,790	(945)	(1,146)
Realized (loss) gain from investments	(8,289,513)	118,137	31,338

Income tax expense (benefit) (Note 8)	34,121	87,975	(227,355)
Net realized (loss) gain from investments	(8,323,634)	30,162	258,693

Net (increase) decrease in unrealized depreciation on investments:
Change as a result of investment sales	8,292,072	0	0
Change on investments held	(38,462,784)	5,080,936	(4,418,870)
Net (increase) decrease in unrealized depreciation on investments	(30,170,712)	5,080,936	(4,418,870)

Net decrease in net assets resulting from operations:

Total	$(49,181,497)	$(6,716,445)	$(11,773,112)

Per average basic and diluted outstanding share	$(1.99)	$(0.30)	$(0.57)

Average outstanding shares	24,670.516	22,393,030	20,759,547

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2007	December 31, 2006

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(49,181,497)	$(6,716,445)	$(11,773,112)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized loss (gain) on investments	38,460,225	(5,199,073)	4,420,619
Depreciation of fixed assets, amortization of premium or discount on U.S. government securities, and bridge note interest	(179,809)	(60,009)	(426,168)
Stock-based compensation expense	5,965,769	8,050,807	5,038,956

Changes in assets and liabilities:
Restricted funds	2,475,065	(517,235)	(419,351)
Receivable from portfolio company	524	(524)	75,000
Interest receivable	621,856	(21,965)	(376,808)
Prepaid expenses	4,100	(477,722)	(7,951)
Other receivables	0	819,905	(819,905)
Other assets	111,828	(152,012)	(176,325)
Accounts payable and accrued liabilities	(2,427,115)	400,163	1,002,643
Accrued profit sharing	0	(261,661)	(1,846,197)
Deferred rent	(6,385)	(6,801)	(9,677)
Current income tax liability	0	0	(9,637,026)

Net cash used in operating activities	(4,155,439)	(4,142,572)	(14,955,302)

Cash flows from investing activities:
Purchase of U.S. government securities	(133,032,933)	(60,744,292)	(70,030,872)
Sale of U.S. government securities	140,831,769	60,508,538	107,624,461
Investment in private placements and notes	(17,779,462)	(20,595,161)	(24,408,187)
Proceeds from sale of private placements and notes	136,837	174,669	28,295
Purchase of fixed assets	(21,969)	(41,640)	(15,086)

Net cash (used in) provided by investing activities	(9,865,758)	(20,697,886)	13,198,611

Cash flows from financing activities:
Gross proceeds from public offering (Note 10)	15,651,750	14,027,000	0
Gross expenses for public offering (Note 10)	(1,268,253)	(1,033,832)	0
Proceeds from stock option exercises (Note 5)	0	10,105,511	2,615,190

Net cash provided by financing activities	14,383,497	23,098,679	2,615,190

Net (decrease) increase in cash and cash equivalents:
Cash and cash equivalents at beginning of the year	330,009	2,071,788	1,213,289
Cash and cash equivalents at end of the year	692,309	330,009	2,071,788

Net increase (decrease) in cash and cash equivalents	$362,300	$(1,741,779)	$858,499

Supplemental disclosures of cash flow information:
Income taxes paid	$45,765	$80,236	$9,425,922

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2007	December 31, 2006

Changes in net assets from operations:

Net operating loss	$(10,687,151)	$(11,827,543)	$(7,612,935)
Net realized (loss) gain on investments	(8,323,634)	30,162	258,693
Net decrease in unrealized depreciation on investments as a result of sales	8,292,072	0	0
Net (increase) decrease in unrealized depreciation on investments held	(38,462,784)	5,080,936	(4,418,870)

Net decrease in net assets resulting from operations	(49,181,497)	(6,716,445)	(11,773,112)

Changes in net assets from capital stock transactions:

Issuance of common stock upon the exercise of stock options	0	9,996	2,587
Issuance of common stock on offering	25,450	13,000	0
Additional paid in capital on common stock issued	14,358,047	23,075,683	2,612,603
Stock-based compensation expense	5,965,769	8,050,807	5,038,956

Net increase in net assets resulting from capital stock transactions	20,349,266	31,149,486	7,654,146

Changes in net assets from adoption of SFAS No. 158	0	0	61,527

Net (decrease) increase in net assets	(28,832,231)	24,433,041	(4,057,439)

Net Assets:

Beginning of the year	138,363,344	113,930,303	117,987,742

End of the year	$109,531,113	$138,363,344	$113,930,303

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) – 11.0% of net assets at value

Private Placement Portfolio (Illiquid) – 11.0% of net assets at value

BioVex Group, Inc. (4)(5)(6)(7)(8) -- Developing novel biologics for treatment of cancer and infectious disease
Series E Convertible Preferred Stock	(M)	2,799,552	$60,750
Unsecured Convertible Bridge Note (including interest)	(M)	$200,000	203,222
			263,972
Cobalt Technologies, Inc. (4)(5)(6)(9)(10) – Developing biobutanol through biomass fermentation
Series C Convertible Preferred Stock	(M)	176,056	187,500

Exponential Business Development Company (4)(5) – Venture capital partnership focused on early stage companies
Limited Partnership Interest	(M)	1	2,219

Kereos, Inc. (4)(5)(6) -- Developing emulsion-based imaging agents and targeted therapeutics to image and treat cancer and cardiovascular disease
Common Stock	(M)	545,456	0

Molecular Imprints, Inc. (4)(5) -- Manufacturing nanoimprint lithography capital equipment
Series B Convertible Preferred Stock	(M)	1,333,333	1,083,333
Series C Convertible Preferred Stock	(M)	1,250,000	1,015,625
Warrants at $2.00 expiring 12/31/11	( I )	125,000	35,625
			2,134,583
Nanosys, Inc. (4)(5) -- Developing zero and one-dimensional inorganic nanometer-scale materials and devices
Series C Convertible Preferred Stock	(M)	803,428	2,370,113
Series D Convertible Preferred Stock	(M)	1,016,950	3,000,003
			5,370,116
Nantero, Inc. (4)(5)(6) -- Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(M)	345,070	1,046,908
Series B Convertible Preferred Stock	(M)	207,051	628,172
Series C Convertible Preferred Stock	(M)	188,315	571,329
			2,246,409

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) – 11.0% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 11.0% of net assets at value (cont.)

NeoPhotonics Corporation (4)(5) -- Developing and manufacturing optical devices and components
Common Stock	(M)	716,195	$181,262
Series 1 Convertible Preferred Stock	(M)	1,831,256	463,472
Series 2 Convertible Preferred Stock	(M)	741,898	187,767
Series 3 Convertible Preferred Stock	(M)	2,750,000	695,995
Series X Convertible Preferred Stock	(M)	2,000	101,236
Warrants at $0.15 expiring 01/26/10	( I )	16,364	2,373
Warrants at $0.15 expiring 12/05/10	( I )	14,063	2,349
			1,634,454
Polatis, Inc. (4)(5)(6)(11) -- Developing MEMS-based optical networking components
Series A-1 Convertible Preferred Stock	(M)	16,775	0
Series A-2 Convertible Preferred Stock	(M)	71,611	0
Series A-4 Convertible Preferred Stock	(M)	4,774	0
Series A-5 Convertible Preferred Stock	(M)	16,438	0
			0
PolyRemedy, Inc. (4)(5)(6)(9) --Developing a robotic manufacturing platform for wound treatment patches
Series B-1 Convertible Preferred Stock	(M)	287,647	122,250

Starfire Systems, Inc. (4)(5) -- Producing ceramic-forming polymers
Common Stock	(M)	375,000	0
Series A-1 Convertible Preferred Stock	(M)	600,000	0
			0
TetraVitae Bioscience, Inc. (4)(5)(6)(9)(12) -- Developing alternative fuels through biomass fermentation
Series B Convertible Preferred Stock	(M)	118,804	125,000

Total Unaffiliated Private Placement Portfolio (cost: $24,208,281)			$12,086,503

Total Investments in Unaffiliated Companies (cost: $24,208,281)			$12,086,503

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(13) – 36.2% of net assets at value

Private Placement Portfolio (Illiquid) – 36.2% of net assets at value

Adesto Technologies Corporation (4)(5)(6) – Developing semiconductor-related products enabled at the nanoscale
Series A Convertible Preferred Stock	(M)	6,547,619	$1,100,000

Ancora Pharmaceuticals, Inc. (4)(5)(6) -- Developing synthetic carbohydrates for pharmaceutical applications
Series B Convertible Preferred Stock	(M)	1,663,808	1,200,000

BridgeLux, Inc. (4)(5)(14) -- Manufacturing high-power light emitting diodes
Series B Convertible Preferred Stock	(M)	1,861,504	1,396,128
Series C Convertible Preferred Stock	(M)	2,130,699	1,598,025
Series D Convertible Preferred Stock	(M)	666,667	500,000
Warrants at $0.7136 expiring 12/31/14	( I )	98,340	60,774
Warrants at $0.7136 expiring 12/31/14	( I )	65,560	40,516
			3,595,443
Cambrios Technologies Corporation (4)(5)(6) – Developing nanowire-enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(M)	1,294,025	647,013
Series C Convertible Preferred Stock	(M)	1,300,000	650,000
			1,297,013
CFX Battery, Inc. (4)(5)(6)(15) -- Developing batteries using nanostructured materials
Series A Convertible Preferred Stock	(M)	1,880,651	1,473,264

Crystal IS, Inc. (4)(5) -- Developing single-crystal aluminum nitride substrates for optoelectronic devices
Series A Convertible Preferred Stock	(M)	391,571	76,357
Series A-1 Convertible Preferred Stock	(M)	1,300,376	253,574
Warrants at $0.78 expiring 05/05/13	( I )	15,231	1,584
Warrants at $0.78 expiring 05/12/13	( I )	2,350	244
Warrants at $0.78 expiring 08/08/13	( I )	4,396	479
			332,238
CSwitch Corporation (4)(5)(6)(16) -- Developing next-generation, system-on-a-chip solutions for communications-based platforms
Series A-1 Convertible Preferred Stock	(M)	6,863,118	0
Unsecured Convertible Bridge Note (including interest)	(M)	$1,766,673	118,624
			118,624

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(13) – 36.2% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 36.2% of net assets at value (cont.)

D-Wave Systems, Inc. (4)(5)(6)(17) -- Developing high-performance quantum computing systems
Series B Convertible Preferred Stock	(M)	1,144,869	$1,038,238
Series C Convertible Preferred Stock	(M)	450,450	408,496
Series D Convertible Preferred Stock	(M)	1,533,395	1,390,578
			2,837,312
Ensemble Discovery Corporation (4)(5)(6)(18) -- Developing DNA Programmed Chemistry for the discovery of new classes of therapeutics and bioassays
Series B Convertible Preferred Stock	(M)	1,449,275	1,000,000
Unsecured Convertible Bridge Note (including interest)	(M)	$250,286	256,375
			1,256,375
Innovalight, Inc. (4)(5)(6) -- Developing solar power products enabled by silicon-based nanomaterials
Series B Convertible Preferred Stock	(M)	16,666,666	4,288,662
Series C Convertible Preferred Stock	(M)	5,810,577	1,495,176
			5,783,838
Kovio, Inc. (4)(5)(6) -- Developing semiconductor products using printed electronics and thin-film technologies
Series C Convertible Preferred Stock	(M)	2,500,000	2,561,354
Series D Convertible Preferred Stock	(M)	800,000	819,633
Series E Convertible Preferred Stock	(M)	1,200,000	1,229,450
Warrants at $1.25 expiring 12/31/12	( I )	355,880	253,066
			4,863,503
Mersana Therapeutics, Inc. (4)(5)(6)(19) -- Developing advanced polymers for drug delivery
Series A Convertible Preferred Stock	(M)	68,451	68,451
Series B Convertible Preferred Stock	(M)	866,500	866,500
Warrants at $2.00 expiring 10/21/10	( I )	91,625	33,718
Unsecured Convertible Bridge Note (including interest)	(M)	$200,000	208,110
			1,176,779
Metabolon, Inc. (4)(5) -- Discovering biomarkers through the use of metabolomics
Series B Convertible Preferred Stock	(M)	2,173,913	882,768
Series B-1 Convertible Preferred Stock	(M)	869,565	353,107
Warrants at $1.15 expiring 3/25/15	( I )	434,783	127,391
			1,363,266

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(13) – 36.2% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 36.2% of net assets at value (cont.)

NanoGram Corporation (4)(5) -- Developing solar power products enabled by silicon-based nanomaterials
Series I Convertible Preferred Stock	(M)	63,210	$31,131
Series II Convertible Preferred Stock	(M)	1,250,904	616,070
Series III Convertible Preferred Stock	(M)	1,242,144	611,756
Series IV Convertible Preferred Stock	(M)	432,179	212,848
			1,471,805
Nanomix, Inc. (4)(5) -- Producing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures
Series C Convertible Preferred Stock	(M)	977,917	23,622
Series D Convertible Preferred Stock	(M)	6,802,397	6,428
			30,050
Nextreme Thermal Solutions, Inc. (4)(5) -- Developing thin-film thermoelectric devices for cooling and energy conversion
Series A Convertible Preferred Stock	(M)	17,500	875,000
Series B Convertible Preferred Stock	(M)	4,870,244	1,327,629
			2,202,629
Questech Corporation (4)(5) -- Manufacturing and marketing proprietary metal and stone decorative tiles
Common Stock	(M)	655,454	128,266
Warrants at $1.50 expiring 11/19/09	( I )	5,000	20
			128,286
Siluria Technologies, Inc. (4)(5)(6) -- Developing next-generation nanomaterials
Series S-2 Convertible Preferred Stock	(M)	482,218	0
Unsecured Bridge Note (including interest)	(M)	$42,542	42,731
			42,731
Solazyme, Inc. (4)(5)(6) -- Developing algal biodiesel, industrial chemicals and special ingredients based on synthetic biology
Series A Convertible Preferred Stock	(M)	988,204	2,489,088
Series B Convertible Preferred Stock	(M)	495,246	1,247,426
Series C Convertible Preferred Stock	(M)	651,309	1,640,517
			5,377,031
Xradia, Inc. (4)(5) -- Designing, manufacturing and selling ultra-high resolution 3D x-ray microscopes and fluorescence imaging systems
Series D Convertible Preferred Stock	(M)	3,121,099	4,000,000

Total Non-Controlled Private Placement Portfolio (cost: $60,796,720)			$39,650,187

Total Investments in Non-Controlled Affiliated Companies (cost: $60,796,720)			$39,650,187

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Controlled Affiliated Companies (2)(20) – 4.8% of net assets at value

Private Placement Portfolio (Illiquid) – 4.8% of net assets at value

Laser Light Engines, Inc. (4)(5)(6)(9) -- Manufacturing solid-state light sources for digital cinema and large-venue projection displays
Series A Convertible Preferred Stock	(M)	7,499,062	$2,000,000

SiOnyx, Inc. (4)(5)(6) -- Developing silicon-based optoelectronic products enabled by its proprietary "Black Silicon"
Series A Convertible Preferred Stock	(M)	233,499	101,765
Series A-1 Convertible Preferred Stock	(M)	2,966,667	1,292,948
Series A-2 Convertible Preferred Stock	(M)	4,207,537	1,833,750
			3,228,463

Total Controlled Private Placement Portfolio (cost: $6,085,000)			$5,228,463

Total Investments in Controlled Affiliated Companies (cost: $6,085,000)			$5,228,463

Total Private Placement Portfolio (cost: $91,090,001)			$56,965,153

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

	Method of	Shares/
	Valuation (1)	Principal	Value

U.S. Government Securities (21) – 48.4% of net assets at value

U.S. Treasury Bill -- due date 01/29/09	(M)	$52,985,000	$52,983,940

Total Investments in U.S. Government Securities (cost: $52,956,288)			$52,983,940

Total Investments (cost: $144,046,289)			$109,949,093

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

Notes to Consolidated Schedule of Investments

(1)	See Footnote to Consolidated Schedule of Investments on page 87 for a description of the Valuation Procedures.

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company.  Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one or more seats on the portfolio company’s Board of Directors but do not control the company.  Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $24,208,281.  The gross unrealized appreciation based on the tax cost for these securities is $1,732,194.  The gross unrealized depreciation based on the tax cost for these securities is $13,853,972.

(4)	Legal restrictions on sale of investment.

(5)	Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(6)
These investments are development stage companies.  A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.

(7)
With our purchase of Series E Convertible Preferred Stock of BioVex, we received a warrant to purchase a number of shares of common stock of BioVex as determined by dividing 624,999.99 by the price per share at which the common stock is offered and sold to the public in connection with the initial public offering.  The ability to exercise this warrant is therefore contingent on BioVex completing successfully an initial public offering before the expiration date of the warrant on September 27, 2012.  The exercise price of this warrant shall be 110 percent of the initial public offering price.

(8)
With our investment in a convertible bridge note issued by BioVex Group, Inc., we received a warrant to purchase a number of shares of the class of stock sold in the next financing of BioVex equal to $60,000 divided by the price per share of the class of stock sold in the next financing of BioVex.  The ability to exercise this warrant is, therefore, contingent on BioVex completing successfully a subsequent round of financing.  This warrant shall expire and no longer be exercisable on November 13, 2015.  The cost basis of this warrant is $200.

(9)	Initial investment was made during 2008.

(10)	Cobalt Technologies, Inc., does business as Cobalt Biofuels.

(11)	Continuum Photonics, Inc., merged with Polatis, Ltd., to form Polatis, Inc.

(12)
With our purchase of the Series B Convertible Preferred Stock of TetraVitae Bioscience, Inc., we received the right to purchase, at a price of $2.63038528 per share, a number of shares in the Series C financing equal to the number of shares of Series B Preferred Stock purchased.  The ability to exercise this right is contingent on TetraVitae Bioscience completing successfully a subsequent round of financing.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

(13)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $60,796,720.  The gross unrealized appreciation based on the tax cost for these securities is $2,798,072.  The gross unrealized depreciation based on the tax cost for these securities is $23,944,605.

(14)	BridgeLux, Inc., was previously named eLite Optoelectronics, Inc.

(15)	On February 28, 2008, Lifco, Inc., merged with CFX Battery, Inc. The surviving entity is CFX Battery, Inc.

(16)
With our investments in secured convertible bridge notes issued by CSwitch, we received three warrants to purchase a number of shares of the class of stock sold in the next financing of CSwitch equal to $529,322, $985,835 and $249,750, respectively, the principal of the notes, divided by the lowest price per share of the class of stock sold in the next financing of CSwitch.  The ability to exercise these warrants is, therefore, contingent on CSwitch completing successfully a subsequent round of financing.  The warrants will expire five years from the date of the close of the next round of financing.  The cost basis of these warrants is $529, $986 and $250, respectively.

(17)
D-Wave Systems, Inc., is located and is doing business primarily in Canada.  We invested in D-Wave Systems, Inc., through D-Wave USA, a Delaware company.  Our investment is denominated in Canadian dollars and is subject to foreign currency translation.  See "Note 2. Summary of Significant Accounting Policies."

(18)
With our investment in a convertible bridge note issued by Ensemble Discovery, we received a warrant to purchase a number of shares of the class of stock sold in the next financing of Ensemble Discovery equal to $125,105.40 divided by the price per share of the class of stock sold in the next financing of Ensemble Discovery.  The ability to exercise this warrant is, therefore, contingent on Ensemble Discovery completing successfully a subsequent round of financing.  This warrant shall expire and no longer be exercisable on September 10, 2015.  The cost basis of this warrant is $75.20.

(19)	Mersana Therapeutics, Inc., was previously named Nanopharma Corp.

(20)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $6,085,000.  The gross unrealized appreciation based on the tax cost for these securities is $0.  The gross unrealized depreciation based on the tax cost for these securities is $856,537.

(21)
The aggregate cost for federal income tax purposes of our U.S. government securities is $52,956,288.  The gross unrealized appreciation on the tax cost for these securities is $27,652.  The gross unrealized depreciation on the tax cost of these securities is $0.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) – 15.25% of net assets at value

Private Placement Portfolio (Illiquid) – 15.25% of net assets at value

BioVex Group, Inc. (4)(5)(6)(7)(8) – Developing novel biologics for treatment of cancer and infectious disease
Series E Convertible Preferred Stock	(B)	2,799,552	$2,500,000

Exponential Business Development Company (4)(5) – Venture capital partnership focused on early stage companies
Limited Partnership Interest	(B)	1	2,026

Molecular Imprints, Inc. (4)(5) -- Manufacturing nanoimprint lithography capital equipment
Series B Convertible Preferred Stock	(B)	1,333,333	2,000,000
Series C Convertible Preferred Stock	(B)	1,250,000	2,389,250
Warrants at $2.00 expiring 12/31/11	(B)	125,000	110,750
			4,500,000
Nanosys, Inc. (4)(5)(7) -- Developing zero and one-dimensional inorganic nanometer-scale materials and devices
Series C Convertible Preferred Stock	(B)	803,428	2,370,113
Series D Convertible Preferred Stock	(B)	1,016,950	3,000,003
			5,370,116
Nantero, Inc. (4)(5)(7) -- Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(B)	345,070	1,046,908
Series B Convertible Preferred Stock	(B)	207,051	628,172
Series C Convertible Preferred Stock	(B)	188,315	571,329
			2,246,409
NeoPhotonics Corporation (4)(5) -- Developing and manufacturing optical devices and components
Common Stock	(B)	716,195	133,141
Series 1 Convertible Preferred Stock	(B)	1,831,256	1,831,256
Series 2 Convertible Preferred Stock	(B)	741,898	741,898
Series 3 Convertible Preferred Stock	(B)	2,750,000	2,750,000
Warrants at $0.15 expiring 01/26/10	(B)	16,364	1,325
Warrants at $0.15 expiring 12/05/10	(B)	14,063	1,139
			5,458,759

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) – 15.25% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 15.25% of net assets at value (cont.)

Polatis, Inc. (4)(5)(7)(9) -- Developing MEMS-based optical networking components
Series A-1 Convertible Preferred Stock	(B)	16,775	$0
Series A-2 Convertible Preferred Stock	(B)	71,611	132,653
Series A-4 Convertible Preferred Stock	(B)	4,774	8,768
Series A-5 Convertible Preferred Stock	(B)	16,438	135,105
			276,526
Starfire Systems, Inc. (4)(5)(7) -- Producing ceramic-forming polymers
Common Stock	(B)	375,000	150,000
Series A-1 Convertible Preferred Stock	(B)	600,000	600,000
			750,000

Total Unaffiliated Private Placement Portfolio (cost: $21,435,392)			$21,103,836

Total Investments in Unaffiliated Companies (cost: $21,435,392)			$21,103,836
The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) – 38.06% of net assets at value

Private Placement Portfolio (Illiquid) – 38.06% of net assets at value

Adesto Technologies Corporation (4)(5)(6)(7) – Developing semiconductor-related products enabled at the nanoscale
Series A Convertible Preferred Stock	(B)	3,416,149	$1,147,826

Ancora Pharmaceuticals Inc. (4)(5)(6)(7) – Developing synthetic carbohydrates for pharmaceutical markets and for internal drug development programs
Series B Convertible Preferred Stock	(B)	909,091	639,062
Warrants at $1.06 expiring 05/01/08	(B)	754,717	60,377
			699,439
BridgeLux, Inc. (4)(5)(11) -- Manufacturing high-power light emitting diodes
Series B Convertible Preferred Stock	(B)	1,861,504	2,792,256
Series C Convertible Preferred Stock	(B)	2,130,699	3,196,050
Warrants at $0.7136 expiring 02/02/2017	(B)	98,340	138,856
Warrants at $0.7136 expiring 04/26/2017	(B)	65,560	92,833
			6,219,995
Cambrios Technologies Corporation (4)(5)(7) – Developing nanowire-enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(B)	1,294,025	1,294,025
Series C Convertible Preferred Stock	(B)	1,300,000	1,300,000
			2,594,025
Chlorogen, Inc. (4)(5)(12) -- Developed patented chloroplast technology to produce plant-made proteins
Series A Convertible Preferred Stock	(B)	4,478,038	0
Series B Convertible Preferred Stock	(B)	2,077,930	0
Secured Convertible Bridge Note (including interest)	(B)	$176,811	0
			0
Crystal IS, Inc. (4)(5)(7) -- Developing single-crystal aluminum nitride substrates for optoelectronic devices
Series A Convertible Preferred Stock	(B)	391,571	305,425
Series A-1 Convertible Preferred Stock	(B)	1,300,376	1,014,294
Warrants at $0.78 expiring 05/05/2013	(B)	15,231	9,550
Warrants at $0.78 expiring 05/12/2013	(B)	2,350	1,473
Warrants at $0.78 expiring 08/08/2013	(B)	4,396	2,796
			1,333,538
CSwitch Corporation. (4)(5)(7)(13) -- Developing next-generation, system-on-a-chip solutions for communications-based platforms
Series A-1 Convertible Preferred Stock	(B)	6,863,118	3,431,559
Secured Convertible Bridge Note (including interest)	(B)	$ 529,852	541,581
			3,973,140

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) – 38.06% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 38.06% of net assets at value (cont.)

D-Wave Systems, Inc. (4)(5)(7)(14) -- Developing high- performance quantum computing systems
Series B Convertible Preferred Stock	(B)	2,000,000	$2,226,488

Ensemble Discovery Corporation (4)(5)(6)(7) – Developing DNA Programmed Chemistry for the discovery of new classes of therapeutics and bioassays
Series B Convertible Preferred Stock	(B)	1,449,275	2,000,000

Innovalight, Inc. (4)(5)(7) – Developing renewable energy products enabled by silicon-based nanomaterials
Series B Convertible Preferred Stock	(B)	16,666,666	5,718,216
Series C Convertible Preferred Stock	(B)	5,810,577	1,993,568
			7,711,784
Kereos, Inc. (4)(5)(7) -- Developing emulsion-based imaging agents and targeted therapeutics to image and treat cancer and cardiovascular disease
Series B Convertible Preferred Stock	(B)	545,456	159,743

Kovio, Inc. (4)(5)(7) -- Developing semiconductor products using printed electronics and thin-film technologies
Series C Convertible Preferred Stock	(B)	2,500,000	3,125,000
Series D Convertible Preferred Stock	(B)	800,000	1,000,000
			4,125,000
Lifco, Inc. (4)(5)(6)(7)(15) -- Developing energy solutions using nanostructured materials
Series A Convertible Preferred Stock	(B)	1,208,262	946,528

Mersana Therapeutics, Inc. (4)(5)(7)(16) -- Developing advanced polymers for drug delivery
Series A Convertible Preferred Stock	(B)	68,451	136,902
Series B Convertible Preferred Stock	(B)	866,500	1,733,000
Warrants at $2.00 expiring 10/21/10	(B)	91,625	118,380
			1,988,282
Metabolon, Inc. (4)(5)(7) – Discovering biomarkers through the use of metabolomics
Series B Convertible Preferred Stock	(B)	2,173,913	2,500,000

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) – 38.06% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 38.06% of net assets at value (cont.)

NanoGram Corporation (4)(5)(7) -- Developing a broad suite of intellectual property utilizing nanoscale materials
Series I Convertible Preferred Stock	(B)	63,210	$124,524
Series II Convertible Preferred Stock	(B)	1,250,904	2,464,281
Series III Convertible Preferred Stock	(B)	1,242,144	2,447,024
Series IV Convertible Preferred Stock	(B)	432,179	851,393
			5,887,222
Nanomix, Inc. (4)(5)(7) -- Producing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures
Series C Convertible Preferred Stock	(B)	977,917	330,228
Series D Convertible Preferred Stock	(B)	6,802,397	680,240
			1,010,468
NanoOpto Corporation (4)(5)(17) -- Manufactured discrete and integrated optical communications sub-components on a chip by utilizing nano manufacturing and nano coating technology
Series A-1 Convertible Preferred Stock	(B)	267,857	0
Series B Convertible Preferred Stock	(B)	3,819,935	0
Series C Convertible Preferred Stock	(B)	1,932,789	0
Series D Convertible Preferred Stock	(B)	1,397,218	0
Warrants at $0.4359 expiring 03/15/10	(B)	193,279	0
Secured Convertible Bridge Note (including interest)	(B)	$ 268,654	105,714
			105,714
Nextreme Thermal Solutions, Inc. (4)(5)(7) -- Developing thin-film thermoelectric devices for cooling and energy conversion
Series A Convertible Preferred Stock	(B)	1,750,000	1,750,000

Questech Corporation (4)(5) -- Manufacturing and marketing proprietary metal and stone decorative tiles
Common Stock	(B)	655,454	589,259
Warrants at $1.50 expiring 11/19/08	(B)	5,000	1,085
Warrants at $1.50 expiring 11/19/09	(B)	5,000	1,910
			592,254
Siluria Technologies, Inc. (4)(5)(6)(7) – Developing new-generation nanomaterials
Series S-2 Convertible Preferred Stock	(B)	482,218	160,723

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) – 38.06% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 38.06% of net assets at value (cont.)

Solazyme, Inc. (4)(5)(7) -- Developing energy-harvesting machinery of photosynthetic microbes to produce industrial and pharmaceutical molecules
Series A Convertible Preferred Stock	(B)	988,204	$997,691
Series B Convertible Preferred Stock	(B)	495,246	500,000
			1,497,691
Xradia, Inc. (4)(5) – Designing, manufacturing and selling ultra high resolution 3D x-ray microscopes and fluorescence imaging systems
Series D Convertible Preferred Stock	(B)	3,121,099	4,000,000

Zia Laser, Inc. (4)(5)(18) -- Developed quantum dot semiconductor lasers
Series C Convertible Preferred Stock	(B)	1,500,000	21,329

Total Non-Controlled Private Placement Portfolio (cost: $54,306,393)			$52,651,189

Total Investments in Non-Controlled Affiliated Companies (cost: $54,306,393)			$52,651,189

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Controlled Affiliated Companies (2)(19) – 3.15% of net assets at value

Private Placement Portfolio (Illiquid) – 3.15% of net assets at value

Evolved Nanomaterial Sciences, Inc. (4)(5)(20) – Developed nanoscale-enhanced approaches for the resolution of chiral molecules
Series A Convertible Preferred Stock	(B)	5,870,021	$0

Phoenix Molecular Corporation (4)(5)(6)(7) – Developing technology to enable the separation of difficult-to-separate materials.
Common Stock	(B)	1,000	10
Unsecured Convertible Bridge Note (including interest)	(B)	$ 50,000	50,733
			50,743
SiOnyx, Inc. (4)(5)(7) -- Developing silicon-based optoelectronic products enabled by its proprietary "Black Silicon"
Series A Convertible Preferred Stock	(B)	233,499	135,686
Series A-1 Convertible Preferred Stock	(B)	2,966,667	1,723,930
Series A-2 Convertible Preferred Stock	(B)	4,207,537	2,445,000
			4,304,616

Total Controlled Private Placement Portfolio (cost: $6,935,743)			$4,355,359

Total Investments in Controlled Affiliated Companies (cost: $6,935,743)			$4,355,359

Total Private Placement Portfolio (cost: $82,677,528)			$78,110,384

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

U.S. Government and Agency Securities – 43.50% of net assets at value

U.S. Treasury Bill -- due date 02/21/08	(J)	$2,750,000	$2,738,725
U.S. Treasury Notes -- due date 02/15/08, coupon 3.375%	(H)	15,005,000	15,006,200
U.S. Treasury Notes -- due date 05/15/08, coupon 3.75%	(H)	9,000,000	9,010,530
U.S. Treasury Notes -- due date 09/15/08, coupon 3.125%	(H)	5,000,000	4,991,800
U.S. Treasury Notes -- due date 01/15/09, coupon 3.25%	(H)	3,000,000	3,005,160
U.S. Treasury Notes -- due date 02/15/09, coupon 4.50%	(H)	5,100,000	5,176,908
U.S. Treasury Notes -- due date 04/15/09, coupon 3.125%	(H)	3,000,000	3,001,410
U.S. Treasury Notes -- due date 07/15/09, coupon 3.625%	(H)	3,000,000	3,023,910
U.S. Treasury Notes -- due date 10/15/09, coupon 3.375%	(H)	3,000,000	3,018,510
U.S. Treasury Notes -- due date 01/15/10, coupon 3.625%	(H)	3,000,000	3,034,680
U.S. Treasury Notes -- due date 04/15/10, coupon 4.00%	(H)	3,000,000	3,060,930
U.S. Treasury Notes -- due date 07/15/10, coupon 3.875%	(H)	3,000,000	3,060,930
U.S. Treasury Notes -- due date 10/15/10, coupon 4.25%	(H)	2,000,000	2,063,900

Total Investments in U.S. Government and Agency Securities (cost: $59,552,933)			$60,193,593

Total Investments (cost: $142,230,461)			$138,303,977

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

Notes to Consolidated Schedule of Investments

(1)	See Footnote to Consolidated Schedule of Investments on page 78 of our December 31, 2007, Annual Report on Form 10-K for a description of the Valuation Procedures at December 31, 2007.

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company.  Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one or more seats on the portfolio company’s Board of Directors but do not control the company.  Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $21,435,392.  The gross unrealized appreciation based on the tax cost for these securities is $1,732,194.  The gross unrealized depreciation based on the tax cost for these securities is $2,063,750.

(4)	Legal restrictions on sale of investment.

(5)	Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(6)	Initial investment was made during 2007.

(7)
These investments are development stage companies.  A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.

(8)
With our purchase of Series E Convertible Preferred Stock of BioVex, we received a warrant to purchase a number of shares of common stock of BioVex as determined by dividing 624,999.99 by the price per share at which the common stock is offered and sold to the public in connection with the initial public offering.  The ability to exercise this warrant is therefore contingent on BioVex completing successfully an initial public offering before the expiration date of the warrant of September 27, 2012.  The exercise price of this warrant shall be 110 percent of the initial public offering price.

(9)	Continuum Photonics, Inc., merged with Polatis, Ltd., to form Polatis, Inc.

(10)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $54,306,393.  The gross unrealized appreciation based on the tax cost for these securities is $10,915,201.  The gross unrealized depreciation based on the tax cost for these securities is $12,570,405.

(11)	BridgeLux, Inc., was previously named eLite Optoelectronics, Inc.

(12)	On November 30, 2007, Chlorogen filed a Certificate of Dissolution with the state of Delaware.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

(13)
With our investment in a secured convertible bridge note issued by CSwitch, we received a warrant to purchase a number of shares of the class of stock sold in the next financing of CSwitch equal to $529,322.36, the principal of the note, divided by the lowest price per share of the class of stock sold in the next financing of CSwitch.  The ability to exercise this warrant is therefore contingent on CSwitch completing successfully a subsequent round of financing.  The warrant will expire five years from the date of the close of the next round of financing.  The cost basis of this warrant is $529.32.

(14)
D-Wave Systems, Inc., is located and is doing business primarily in Canada.   We invested in D-Wave Systems, Inc., through D-Wave USA, a Delaware company.  Our investment is denominated in Canadian dollars and is subject to foreign currency translation.  See "Note 2.  Summary of Significant Accounting Policies."

(15)	On February 28, 2008, Lifco, Inc., merged with CFX Battery, Inc., to form CFX Battery, Inc.

(16)	Mersana Therapeutics, Inc., was previously named Nanopharma Corp.

(17)	On July 19, 2007, NanoOpto Corporation sold its assets to API Nanotronics, Inc.

(18)	On November 30, 2006, the assets of Zia Laser, Inc., were acquired by Innolume, Inc.

(19)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $6,935,743.  The gross unrealized appreciation based on the tax cost for these securities is $219,616.  The gross unrealized depreciation based on the tax cost for these securities is $2,800,000.

(20)	On September 30, 2007, Evolved Nanomaterial Sciences, Inc., filed for Chapter 7 bankruptcy.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS

VALUATION PROCEDURES

I.	Determination of Net Asset Value

The 1940 Act requires periodic valuation of each investment in the portfolio of the Company to determine its net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

The Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring that the investments of the Company are valued within the prescribed guidelines.

The Valuation Committee, comprised of all of the independent Board members, is responsible for reviewing and approving the valuation of the Company’s assets within the guidelines established by the Board of Directors.  The Valuation Committee receives information and recommendations from management.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

II.	Approaches to Determining Fair Value

Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("SFAS No. 157") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

The main approaches to measuring fair value utilized are the market approach and the income approach.

•
Market Approach (M): The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. For example, the market approach often uses market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range each appropriate multiple falls requires judgment considering factors specific to the measurement (qualitative and quantitative).

•
Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

SFAS No. 157 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

•
Level 2:  Quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

•	Level 3: Unobservable inputs for the asset or liability.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

III.	Investment Categories

The Company’s investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Long-term fixed-income securities;
•	Short-term fixed-income securities;
•	Investments in intellectual property, patents, research and development in technology or product development; and
•	All other securities.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of these five broad categories as follows:

A.	EQUITY-RELATED SECURITIES

Equity-related securities, including warrants, are fair valued using the market or income approaches.  The following factors may be considered when the market approach is used to fair value these types of securities:

▪	Readily available public market quotations;

▪	The cost of the Company’s investment;

▪	Transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation;

▪	The financial condition and operating results of the company;

▪	The company's progress towards milestones.

▪	The long-term potential of the business and technology of the company;

▪	The values of similar securities issued by companies in similar businesses;

▪	Multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive;

▪	The proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and

▪	The rights and preferences of the class of securities we own as compared to other classes of securities the portfolio company has issued.

When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

B.	LONG-TERM FIXED-INCOME SECURITIES

1. Readily Marketable:  Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.

2.  Not Readily Marketable:  Long-term fixed-income securities for which market quotations are not readily available are fair valued using the market approach.  The factors that may be considered when valuing these types of securities by the market approach include:

•	Credit quality;
•	Interest rate analysis;
•	Quotations from broker-dealers;
•	Prices from independent pricing services that the Board believes are reasonably reliable; and
•	Reasonable price discovery procedures and data from other sources.

C.	SHORT-TERM FIXED-INCOME SECURITIES

Short-term fixed-income securities are valued using the market approach in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

D.	INVESTMENTS IN INTELLECTUAL PROPERTY, PATENTS, RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

Such investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including:

•	The cost of the Company’s investment;
•	Investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties;
•	The results of research and development;
•	Product development and milestone progress;
•	Commercial prospects;
•	Term of patent;
•	Projected markets; and
•	Other subjective factors.

E.	ALL OTHER SECURITIES

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed in Section III.  They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation.  Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  THE COMPANY

Harris & Harris Group, Inc. (the "Company," "us," "our" and "we"), is a venture capital company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act").  We operate as an internally managed company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

We elected to become a BDC on July 26, 1995, after receiving the necessary shareholder approvals.  From September 30, 1992, until the election of BDC status, we operated as a closed-end, non-diversified investment company under the 1940 Act.  Upon commencement of operations as an investment company, we revalued all of our assets and liabilities in accordance with the 1940 Act.  Prior to September 30, 1992, we were registered and filed under the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act") as an operating company and, while an operating company, operated directly and through subsidiaries.

Harris & Harris Enterprises, Inc.SM, is a 100 percent wholly owned subsidiary of the Company.  Harris & Harris Enterprises, Inc., is a partner in Harris Partners I, L.P. SM, and is taxed under Subchapter C of the Code (a "C Corporation").  Harris Partners I, L.P, is a limited partnership and is used to hold certain interests in portfolio companies.  The partners of Harris Partners I, L.P., are Harris & Harris Enterprises, Inc., (sole general partner) and Harris & Harris Group, Inc., (sole limited partner).  Harris & Harris Enterprises, Inc., pays taxes on any non-passive investment income generated by Harris Partners I, L.P.   For the year ended December 31, 2008, there was no non-passive investment income generated by Harris Partners I, L.P.  The Company consolidates the results of its subsidiaries for financial reporting purposes.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation.  The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company and its wholly owned subsidiary.  All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of Estimates.  The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses.  Actual results could differ from these estimates, and the differences could be material.  The most significant estimates relate to the fair valuations of certain of our investments.

Cash and Cash Equivalents.  Cash and cash equivalents includes demand deposits.  Cash and cash equivalents are carried at cost which approximates value.

Portfolio Investment Valuations.  Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC.  Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets.  (See "Valuation Procedures" in the "Footnote to Consolidated Schedule of Investments.")  At December 31, 2008, our financial statements include private venture capital investments valued at $56,965,153, the fair values of which were determined in good faith by, or under the direction, of the Board of Directors.  Upon sale of investments, the values that are ultimately realized may be different from what is presently estimated.  The difference could be material.

The Company adopted SFAS No. 157 on a prospective basis on January 1, 2008. SFAS No. 157 requires the Company to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.

On October 10, 2008, FASB Staff Position 157-3, "Determining the Fair Value of a Financial Asset When the Market for that Asset is Not Active," ("FSP 157-3") was issued.  FSP 157-3 reiterated that an entity should utilize its own assumptions, information and techniques to estimate fair value when relevant observable inputs are not available, including the use of risk-adjusted discount factors for non-performance risk or liquidity risk.

Foreign Currency Translation.  The accounting records of the Company are maintained in U.S. dollars.  All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  For the twelve months ended December 31, 2008, included in the net decrease in unrealized depreciation on investments was a $626,593 loss resulting from foreign currency translation.

Securities Transactions.  Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date).

Interest Income Recognition.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis.  When securities are determined to be non-income producing, the Company ceases accruing interest and writes off any previously accrued interest.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition.  Realized gains and losses on investment transactions are determined by specific identification.  Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Stock-Based Compensation.  The Company has a stock-based employee compensation plan.  The Company accounts for the plan in accordance with the provisions of SFAS No. 123(R).  See "Note 5. Stock-Based Compensation" for further discussion.

Income Taxes.  As we intend to qualify as a RIC under Subchapter M of the Internal Revenue Code, the Company does not provide for income taxes.  Our taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," and FIN 48, "Accounting for Uncertainty in Income Taxes."  The Company recognizes interest and penalties in income tax expense.

We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is a C corporation.  See "Note 8.  Income Taxes."

Restricted Funds.  The Company maintains a rabbi trust for the purposes of accumulating funds to satisfy the obligations incurred by us for the Supplemental Executive Retirement Plan ("SERP") under the employment agreement with Charles E. Harris.  The final payment from this rabbi trust will be made on July 31, 2009, after which the rabbi trust will be closed.

Property and Equipment.  Property and equipment are included in "Other Assets" and are carried at $119,180 and $153,528 at December 31, 2008, and 2007, respectively, representing cost, less accumulated depreciation.  Depreciation is provided using the straight-line method over the estimated useful lives of the premises and equipment.  We estimate the useful lives to be five to ten years for furniture and fixtures, three years for computer equipment, and five to seven years for leasehold improvements.

Concentration of Credit Risk.  The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

NOTE 3.  BUSINESS RISKS AND UNCERTAINTIES

We have invested a substantial portion of our assets in private development stage or start-up companies.  These private businesses tend to be based on new technology and to be thinly capitalized, unproven, small companies that lack management depth and have not attained profitability or have no history of operations.  Because of the speculative nature and the lack of a public market for these investments, there is greater risk of loss than is the case with traditional investment securities.

Because there is typically no public market for our interests in the small privately held companies in which we invest, the valuation of the equity and bridge note interests in that portion of our portfolio is determined in good faith by our Valuation Committee, comprised of the independent members of our Board of Directors, in accordance with our Valuation Procedures and is subject to significant estimates and judgments.  In the absence of a readily ascertainable market value, the determined value of our portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed.  Any changes in valuation are recorded in our consolidated statements of operations as "Net increase (decrease) in unrealized appreciation on investments."  Changes in valuation of any of our investments in privately held companies from one period to another may be volatile.

NOTE 4.  INVESTMENTS

At December 31, 2008, our financial assets were categorized as follows in the fair value hierarchy for SFAS No. 157 purposes:

		Fair Value Measurement at Reporting Date Using:

Description	December 31, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

U.S. Government Securities	$52,983,940	$52,983,940	$0	$0

Portfolio Companies	$56,965,153	$0	$0	$56,965,153

Total	$109,949,093	$52,983,940	$0	$56,965,153

The following chart shows the components of change in the financial assets categorized as Level 3, for the year ended December 31, 2008.

Fair Value Measurements Using Significant
Unobservable Inputs (Level 3)

Portfolio Companies

Beginning Balance, January 1, 2008	$78,110,384

Total realized losses included in changes in net assets	(9,402,893)
Total unrealized losses included in changes in net assets	(29,557,705)
Purchases and interest on bridge notes	17,949,104
Disposals	(133,737)
Ending Balance, December 31, 2008	$56,965,153

The amount of total losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(38,851,029)

NOTE 5.  STOCK-BASED COMPENSATION

 On March 23, 2006, the Board of Directors of the Company voted to terminate the Employee Profit-Sharing Plan and to establish the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Stock Plan"), subject to shareholder approval.  This proposal was approved at the May 4, 2006, Annual Meeting of Shareholders.  The Stock Plan provides for the grant of equity-based awards of stock options to our officers, employees and directors (subject to receipt of an exemptive order described below) and restricted stock (subject to receipt of an exemptive order described below) to our officers and employees who are selected by our Compensation Committee for participation in the plan and subject to compliance with the 1940 Act.

On July 11, 2006, the Company filed an application with the SEC regarding certain provisions of the Stock Plan, and the Company has responded to comments from the SEC on the application.  In the event that the SEC provides the exemptive relief requested by the application, and we receive stockholder approval for such provisions, the Compensation Committee may, in the future, authorize awards of stock options under an amended Stock Plan to non-employee directors of the Company and authorize grants of restricted stock to officers and employees.

A maximum of 20 percent of our total shares of our common stock issued and outstanding are available for awards under the Stock Plan.  Under the Stock Plan, no more than 25 percent of the shares of stock reserved for the grant of the awards under the Stock Plan may be restricted stock awards at any time during the term of the Stock Plan.  If any shares of restricted stock are awarded, such awards will reduce on a percentage basis the total number of shares of stock for which options may be awarded.  If the Company does not receive exemptive relief from the SEC to issue restricted stock, all shares granted under the Stock Plan must be subject to stock options.  No more than 1,000,000 shares of our common stock may be made subject to awards under the Stock Plan to any individual in any year.

During the years ended December 31, 2008, 2007, and 2006, the Compensation Committee of the Board of Directors of the Company approved individual stock option awards for certain officers and employees of the Company.  Both non-qualified stock options ("NQSOs") and incentive stock options ("ISOs"), subject to the limitations of Section 422 of the Internal Revenue Code, were awarded under the Stock Plan.  The terms and conditions of the stock options granted were determined by the Compensation Committee and set forth in award agreements between the Company and each award recipient.

The option grants during the years ended December 31, 2008, 2007, and 2006 were as follows:

Grant Date	No. of Options Granted	Option Type	Vesting Period	Exercise Price

August 13, 2008	1,163,724	NQSO	12/08 to 08/12	$6.92
March 19, 2008	348,032	NQSO	03/09 to 03/12	$6.18
June 27, 2007	1,700,609	NQSO	12/07 to 06/14	$11.11
June 26, 2006	3,958,283	NQSO & ISO	12/06 to 06/14	$10.11

The exercise price for the August 2008, March 2008, and June 2007 option grants was the closing volume weighted average price of our shares of common stock on the date of grant.  The full Board of Directors ratified and approved the June 2006 grants on August 3, 2006, on which date the Company's common stock price fluctuated between $9.76 and $10.00.  Upon exercise, the shares would be issued from our previously authorized but unissued shares.

The Company accounts for the Stock Plan in accordance with the provisions of SFAS No. 123(R), which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital.  For the years ended December 31, 2008, 2007, and 2006, the increase to our operating expenses was offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value.  Additionally, the Company does not record the tax benefits associated with the expensing of stock options, because the Company currently intends to qualify as a RIC under Subchapter M of the Code.

An option's expected term is the estimated period between the grant date and the exercise date of the option.  As the expected term period increases, the fair value of the option and the non-cash compensation cost will also increase.  The expected term assumption is generally calculated using historical stock option exercise data.  The Company does not have historical exercise data to develop such an assumption.  In cases where companies do not have historical data and where the options meet certain criteria, SEC Staff Accounting Bulletin 107 ("SAB 107") provides the use of a simplified expected term calculation.  Accordingly, the Company calculated the expected terms using the SAB 107 simplified method.

Expected volatility is the measure of how the stock's price is expected to fluctuate over a period of time.  An increase in the expected volatility assumption yields a higher fair value of the stock option.  Expected volatility factors for the stock options were based on the historical fluctuations in the Company’s stock price over a period commensurate with the expected term of the option, adjusted for stock splits and dividends.

The expected dividend yield assumption is traditionally calculated based on a company's historical dividend yield.  An increase to the expected dividend yield results in a decrease in the fair value of option and resulting compensation cost.  Although the Company has declared deemed dividends in previous years, most recently in 2005, the amounts and timing of any future dividends cannot be reasonably estimated.  Therefore, for purposes of calculating fair value, the Company has assumed an expected dividend yield of zero percent.

The risk-free interest rate assumptions are based on the annual yield on the measurement date of a zero-coupon U.S. Treasury bond the maturity of which equals the option’s expected term.  Higher assumed interest rates yield higher fair values.

The amount of non-cash, stock-based compensation expense recognized in the Consolidated Statements of Operations is based on the fair value of the awards the Company expects to vest, recognized over the vesting period on a straight-line basis for each award, and adjusted for actual options vested and pre-vesting forfeitures.  The forfeiture rate is estimated at the time of grant and revised, if necessary, in subsequent periods if the actual forfeiture rate differs from the estimated rate and is accounted for in the current period and prospectively.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes-Merton option pricing model as permitted by SFAS No. 123(R).  The stock options granted on June 26, 2006, were awarded in five different grant types, each with different contractual terms.  The assumptions used in the calculation of fair value of the stock options granted on June 26, 2006, using the Black-Scholes-Merton model for each contract term were as follows:

Type of Award	Term	Number of Options Granted	Expected Term in Yrs	Expected Volatility Factor	Expected Dividend Yield	Risk-free Interest Rates	Weighted Average Fair Value Per Share

Non-qualified stock options	1 Year	1,001,017	0.75	37.4%	0%	5.16%	$1.48
Non-qualified stock options	2 Years	815,000	1.625	45.2%	0%	5.12%	$2.63
Non-qualified stock options	3 Years	659,460	2.42	55.7%	0%	5.09%	$3.81
Non-qualified stock options	10 Years	690,000	5.75	75.6%	0%	5.08%	$6.94
Incentive stock options	10 Years	792,806	7.03	75.6%	0%	5.08%	$7.46
Total		3,958,283					$4.25

The stock options granted on June 27, 2007, were awarded in four different grant types, each with different contractual terms.  The assumptions used in the calculation of fair value of the stock options granted on June 27, 2007, using the Black-Scholes-Merton model for each contract term were as follows:

Type of Award	Term	Number of Options Granted	Expected Term in Yrs	Expected Volatility Factor	Expected Dividend Yield	Risk-free Interest Rates	Fair Value Per Share

Non-qualified stock options	1.5 Years	380,000	1	42.6%	0%	4.93%	$2.11

Non-qualified stock options	2.5 Years	600,540	2	40.1%	0%	4.91%	$2.92

Non-qualified stock options	3.5 Years	338,403	3	44.7%	0%	4.93%	$3.94

Non-qualified stock options	9 Years	381,666	Ranging from 4.75- 6.28	Ranging from 57.8% to 59.9%	0%	Ranging from 4.97% to 5.01%	Ranging from $5.92 to $6.85

Total		1,700,609

The assumptions used in the calculation of fair value of the stock options granted on March 19, 2008, using the Black-Scholes-Merton model for the contract term was as follows:

Type of Award	Term	Number of Options Granted	Expected Term in Yrs	Expected Volatility Factor	Expected Dividend Yield	Risk-free Interest Rates	Weighted Average Fair Value Per Share

Non-qualified stock options	9.78 Years	348,032	6.14	57.1%	0%	2.62%	$3.45
Total		348,032					$3.45

The assumptions used in the calculation of fair value of the stock options granted on August 13, 2008, using the Black-Scholes-Merton model for the contract term was as follows:

Type of Award	Term	Number of Options Granted	Expected Term in Yrs	Expected Volatility Factor	Expected Dividend Yield	Risk-free Interest Rates	Weighted Average Fair Value Per Share

Non-qualified stock options	9.38 Years	976,685	5.94	55.1%	0%	3.40%	$3.79

Non-qualified stock options	9.38 Years	187,039	4.88	50.6%	0%	3.24%	$3.25

Total		1,163,724

For the years ended December 31, 2008, December 31, 2007, and December 31, 2006, the Company recognized $5,965,769, $8,050,807 and $5,038,956 of compensation expense in the Consolidated Statements of Operations, respectively.  As of December 31, 2008, there was approximately $7,575,244 of unrecognized compensation cost related to unvested stock option awards.  This cost is expected to be recognized over a weighted-average period of approximately 2.1 years.

For the year ended December 31, 2008, no stock options were exercised.  For the year ended December 31, 2007, a total of 999,556 options were exercised for total proceeds to the Company of $10,105,511.  For the year ended December 31, 2006, a total of 258,672 shares were exercised for total proceeds to the Company of $2,615,190.

The grant date fair value of options vested during the years ended December 31, 2008, December 31, 2007, and December 31, 2006, was $6,779,996, $6,851,874, and $3,781,681, respectively.

For the years ended December 31, 2008, December 31, 2007, and December 31, 2006, the calculation of the net decrease in net assets resulting from operations per share excludes the stock options because such options were anti-dilutive.  The options may be dilutive in future periods in which there is a net increase in net assets resulting from operations, in the event that there is a significant increase in the average stock price in the stock market or significant decreases in the amount of unrecognized compensation cost.

A summary of the changes in outstanding stock options for the year ended December 31, 2008, is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Yrs)	Aggregate Intrinsic Value

Options Outstanding at December 31, 2007	3,967,744	$ 10.54	$ 4.77

Granted	1,511,756	$ 6.75	$ 3.64	8.99

Exercised	0	$ 0	$ 0

Forfeited or Expired	841,287	$ 10.58	$ 2.43

Options Outstanding at December 31, 2008	4,638,213	$ 9.30	$ 4.83	6.03	$0

Options Exercisable at December 31, 2008	2,467,587	$ 10.24	$ 5.03	4.68	$0

Options Exercisable and Expected to be Exercisable at December 31, 2008	4,567,402	$ 9.28	$ 4.79	6.00	$0

The aggregate intrinsic value in the table above with respect to options outstanding, exercisable and expected to be exercisable, is calculated as the difference between the Company's closing stock price of $3.95 on the last trading day of 2008 and the exercise price, multiplied by the number of in-the-money options.  This calculation represents the total pre-tax intrinsic value that would have been received by the option holders had all options been fully vested and all option holders exercised their awards on December 31, 2008.

At December 31, 2007, there were 2,250,619 unvested options with a weighted average grant date fair value of $5.02.  At December 31, 2008, there were 2,170,626 unvested options with a weighted average grant date fair value of $4.60.

For the twelve months ended December 31, 2007, the aggregate intrinsic value of the 999,556 options exercised was $1,700,552.  For the twelve months ended December 31, 2006, the aggregate intrinsic value for the 258,672 options exercised was $512,171.  No options were exercised during 2008.

Unless earlier terminated by our Board of Directors, the Stock Plan will expire on May 4, 2016.  The expiration of the Stock Plan will not by itself adversely affect the rights of plan participants under awards that are outstanding at the time the Stock Plan expires.  Our Board of Directors may terminate, modify or suspend the plan at any time, provided that no modification of the plan will be effective unless and until any required shareholder approval has been obtained.  The Compensation Committee may terminate, modify or amend any outstanding award under the Stock Plan at any time, provided that in such event, the award holder may exercise any vested options prior to such termination of the Stock Plan or award.

NOTE 6.  DISTRIBUTABLE EARNINGS

As of December 31, 2008, December 31, 2007, and December 31, 2006, there were no distributable earnings.  The difference between the book basis and tax basis components of distributable earnings is primarily nondeductible deferred compensation and net operating losses.

The Company did not declare dividends for the years ended December 31, 2008, 2007 or 2006.

NOTE 7.  EMPLOYEE BENEFITS

Employment Agreement with Charles E. Harris

Pursuant to his employment agreement, as most recently amended as of August 2, 2007 (the "Employment Agreement"), during the period of employment, Charles E. Harris received compensation in the form of base salary, with automatic yearly adjustments to reflect inflation, which amounted to a minimum required base salary of $246,651 for 2006.  Mr. Harris's base salary for 2006 was increased to $300,000 (thereby also increasing his SERP benefit as described below).   Mr. Harris's base salary for 2007 and 2008 was increased to $306,187 and $314,623, respectively, based on cost-of-living adjustments.

Under his employment agreement, Mr. Harris was entitled to participate in all compensation and employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible.  Under the Employment Agreement, we furnished Mr. Harris with certain perquisites, which included a company car, health-club membership, membership in certain social or country clubs, a reimbursement for an annual physical examination and up to a $5,000 annual reimbursement, adjusted for inflation, over the period of the agreement, for personal financial or tax advice.

The Employment Agreement also provided Mr. Harris with life insurance for the benefit of his designated beneficiary in the amount of at least $2,000,000; provided reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the agreement; provided Mr. Harris and his spouse with long-term care insurance; and provided Mr. Harris with disability insurance providing for continuation of 100 percent of his base salary for a specified period.  These benefits were for the term of the Employment Agreement.  The Employment Agreement provided that the term of Mr. Harris's employment could not be extended beyond December 31, 2008, unless a committee of the Board consisting of non-interested Directors extended the date by one year pursuant to the Executive Mandatory Retirement Benefit Plan, and Mr. Harris agreed to serve beyond December 31, 2008.  Mr. Harris retired on December 31, 2008.

Mr. Harris's Employment Agreement also provided for a supplemental executive retirement plan (the "SERP") and a severance compensation agreement for his benefit as discussed below.

Other than Mr. Harris, our Chairman and Chief Executive Officer through December 31, 2008, none of our executive officers has a change in control agreement.  None of our executive officers is entitled to any special payments solely upon a change in control.

SERP

The Employment Agreement provided that we adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris.  Under the SERP, each month, we deposited one-twelfth of Mr. Harris's annual salary to a special account maintained on our books for the benefit of Mr. Harris, provided that Mr. Harris was employed by us on the last business day of that month.  The amounts credited to the SERP Account were deemed invested or reinvested in such investments as were requested by Mr. Harris and agreed to by the Company.  The SERP Account was credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments in accordance with the terms of the SERP.  Mr. Harris's benefit under the SERP equaled the balance in the SERP Account and such benefit was 100 percent vested (i.e., not forfeitable).

We established a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by us under the SERP, which amounted to $188,454 and $2,667,020 at December 31, 2008, and 2007, respectively, and is included in accounts payable and accrued liabilities.  The restricted funds for the SERP Account totaled $188,454 and $2,667,020 at December 31, 2008, and 2007, respectively.  Mr. Harris's rights to benefits pursuant to this SERP are no greater than those of a general creditor of us.

Mr. Harris received a distribution from his SERP Account totaling $2,889,717 during 2008.  The balance at December 31, 2008, of $188,454, plus any interest or earnings credited to the account through July 31, 2009, will be paid on July 31, 2009.

If Mr. Harris dies before the entire benefit under the SERP Account is paid to him, the amount remaining in the SERP Account will be distributed to his beneficiary in a lump-sum payment on the 90th day after the date of his death.

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees.  Matching contributions to the plan are at the discretion of the Compensation Committee.  For the year ended December 31, 2008, the Compensation Committee approved a 100 percent match which amounted to $180,500.  The 401(k) Company match for the years ended December 31, 2007, and 2006 was $176,873 and $155,000, respectively.

Medical Benefit Retirement Plan

On June 30, 1994, we adopted a plan to provide medical and dental insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with us and have attained 50 years of age or have attained 45 years of age and have 15 years of service with us.  On February 10, 1997, we amended this plan to include employees who have seven full years of service and have attained 58 years of age.  On November 3, 2005, we amended this plan to reverse the 1997 amendment for future retirees and to remove dependents other than spouses from the plan.  The coverage is secondary to any government or subsequent employer provided health insurance plans.  The annual premium cost to us with respect to the entitled retiree shall not exceed $12,000, subject to an index for inflation.  On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law.  The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D.  The Act, which went into effect January 1, 2006, provides a 28 percent subsidy for post-65 prescription drug benefits.  Our liability assumes our plan is actuarially equivalent under the Act.

The stock options of retirees who qualify for the Medical Benefit Retirement Plan will remain exercisable (to the extent exercisable at the time of the optionee’s termination) post retirement, if such retiree executes a post-termination non-solicitation agreement in a form reasonably acceptable to the Company, until the expiration of its term.

The plan is unfunded and has no assets.  The following disclosures about changes in the benefit obligation under our plan to provide medical and dental insurance for retirees are as of the measurement date of December 31:

	2008	2007

Accumulated Postretirement Benefit Obligation at Beginning of Year	$628,745	$696,827

Service Cost	86,497	102,676

Interest Cost	39,972	33,935

Actuarial (Gain)/Loss	109,312	(196,248)

Benefits Paid	(10,847)	(8,445)

Accumulated Postretirement Benefit Obligation at End of Year	$853,679	$628,745

In accounting for the plan, the assumption made for the discount rate was 5.71 percent and 6.55 percent for the years ended December 31, 2008, and 2007, respectively.  The assumed health care cost trend rates in 2008 were nine percent grading to six percent over three years for medical and five percent per year for dental.  The assumed health care cost trend rates in 2007 were 9 percent grading to 6 percent over three years for medical and 5 percent per year for dental.    The effect on disclosure information of a one percentage point change in the assumed health care cost trend rate for each future year is shown below.

	1% Decrease	Assumed	1% Increase
	in Rates	Rates	in Rates

Aggregated Service and Interest Cost	$98,688	$126,469	$164,286

Accumulated Postretirement Benefit Obligation	$700,499	$853,679	$1,056,068

The net periodic postretirement benefit cost for the year is determined as the sum of service cost for the year, interest on the accumulated postretirement benefit obligation and amortization of the transition obligation (asset) less previously accrued expenses over the average remaining service period of employees expected to receive plan benefits.  The following is the net periodic postretirement benefit cost for the years ended December 31, 2008, 2007, and 2006:

	2008	2007	2006

Service Cost	$86,497	$102,676	$79,381

Interest Cost on Accumulated Postretirement Benefit Obligation	39,972	33,935	33,786

Amortization of Transition Obligation	0	0	0

Amortization of Net (Gain)/Loss	(11,215)	(6,234)	0

Net Periodic Post Retirement Benefit Cost	$115,254	$130,377	$113,167

The Company estimates the following benefits to be paid in each of the following years:

2009	$ 23,639
2010	$ 25,584
2011	$ 20,213
2012	$ 21,663
2013	$ 23,175
2014 through 2017	$146,044

On December 31, 2006, the Company adopted the recognition and disclosure provisions of Statement of Financial Accounting Standards No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," ("SFAS No. 158").  SFAS No. 158 required the Company to recognize the funded status of its retirement benefit plans in the December 31, 2006 statement of assets and liabilities with a corresponding adjustment to net assets.  The adjustment to net assets at adoption of $61,527 represents the net unrecognized actuarial gains of $95,145 applicable to the healthcare benefit plan net of $33,618 of unrecognized actuarial losses applicable to the Executive Mandatory Retirement Benefit Plan.  Such amounts previously were reflected as a net increase of the plan's funded status in the Company's statement of assets and liabilities pursuant to the provisions of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," and No. 87, "Employers' Accounting for Pensions."  These amounts will be subsequently recognized as net periodic benefit cost pursuant to the Company's historical accounting policy for amortizing such amounts.  Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic benefit cost in the same periods will be recognized as a component of net assets.  Those amounts are recognized as a component of net periodic benefit cost on the same basis as the amounts recognized at adoption of SFAS No. 158.

For the year ended December 31, 2008, net unrecognized actuarial losses, which resulted from the decrease in the discount rate referred to above, decreased by $120,527, which represents $109,312 of actuarial losses arising during the year, net of an $11,215 reclassification adjustment which increased the net periodic benefit cost for the year.

For the year ended December 31, 2007, net unrecognized actuarial gains, which resulted from the increase in the discount rate, increased by $190,014, which represents $196,248 of actuarial gains arising during the year, net of a $6,234 reclassification adjustment which reduced the net periodic benefit cost for the year.

Executive Mandatory Retirement Benefit Plan

On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish the Executive Mandatory Retirement Benefit Plan for individuals who are employed by us in a bona fide executive or high policy-making position. The plan was amended and restated effective January 1, 2005, to comply with certain provisions of the Internal Revenue Code.  There are currently four individuals that qualify under the plan: Charles E. Harris, the Chairman and Chief Executive Officer through December 31, 2008, Douglas W. Jamison, the Chairman and Chief Executive Officer, Daniel B. Wolfe, the President, Chief Operating Officer and Chief Financial Officer, and Mel P. Melsheimer, the former President, Chief Operating Officer and Chief Financial Officer.  Under this plan, mandatory retirement takes place effective December 31 of the year in which the eligible individuals attain the age of 65.  On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine for our benefit to postpone the mandatory retirement date for that individual for one additional year.

Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year.  The benefits payable at retirement to Mr. Harris and Mr. Melsheimer under our existing 401(k) plan do not equal this threshold.  The plan was established to provide the difference between the benefit required under the age discrimination laws and that provided under our existing plans.  For individuals retiring after 2007, the benefit under the plan is paid to the qualifying individual in the form of a lump sum, and is paid six months and one day after the individual’s separation from service with the Company, pursuant to certain exceptions.

At December 31, 2008, and 2007, we had accrued $380,737 and $382,932, respectively, for benefits under this plan.  At December 31, 2008, $229,294 was accrued for Mr. Melsheimer and $151,443 was accrued for Mr. Harris.  Currently, there is no accrual for Mr. Jamison or Mr. Wolfe.  This benefit will be unfunded, and the expense as it relates to Mr. Melsheimer and Mr. Harris was amortized over the fiscal periods through the years ended December 31, 2004, and 2008, respectively.  On December 31, 2004, Mr. Melsheimer retired pursuant to the Executive Mandatory Retirement Benefit Plan.  His annual benefit under the plan is $22,915.  On December 31, 2008, Mr. Harris retired pursuant to the Executive Mandatory Retirement Benefit Plan.  Mr. Harris's projected mandatory benefit will be approximately $151,443 and will be paid as a lump sum six months and one day after his retirement.

NOTE 8.  INCOME TAXES

We filed for the 1999 tax year to elect treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for the years 2000 through 2007.  However, there can be no assurance that we will qualify as a RIC for 2008 or subsequent years.

In the case of a RIC which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment.  This exception is available only to registered investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification").  We have received SEC Certification since 1999, including for 2007, but it is possible that we may not receive SEC Certification in future years.

In addition, under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC.  As a RIC, we must, among other things, distribute at least 90 percent of our investment company taxable income and may either distribute or retain our realized net capital gains on investments.

Provided that a proper election is made, a corporation taxable under Subchapter C of the Code or a C Corporation that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC (the "Inclusion Period") from sales of assets that were held by the corporation on the effective date of the RIC election ("C Corporation Assets"), to the extent of any gain built into the assets on such date ("Built-In Gain").  If the corporation fails to make a proper election, it is taxable on its Built-In Gain as of the effective date of its RIC election.  We had Built-In Gains at the time of our qualification as a RIC and made the election to be taxed on any Built-In Gain realized during the Inclusion Period.

For federal tax purposes, the Company’s 2005 through 2008 tax years remain open for examination by the tax authorities under the normal three year statute of limitations.  Generally, for state tax purposes, the Company’s 2004 through 2008 tax years remain open for examination by the tax authorities under a four year statute of limitations.

During 2008, we paid $17,592 in federal, state and local income taxes.  At December 31, 2008, we had $0 accrued for federal, state and local taxes payable by the Company.

We pay federal, state and local taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is taxed as a C Corporation.  For the years ended December 31, 2008, 2007, and 2006, our income tax expense for Harris & Harris Enterprises, Inc., was $16,528, $3,231, and $9,475, respectively.

Tax expense included in the Consolidated Statement of Operations consists of the following:

	2008	2007	2006

Current	$34,121	$87,975	$(227,355)

Total income tax (benefit) expense	$34,121	$87,975	$(227,355)

For the years ended December 31, 2008, 2007, and 2006, we paid $706, $74,454, and $0, respectively, in interest and penalties.  At December 31, 2008, we had capital loss carryforwards of $8,292,068, which expire in 2016.

Continued qualification as a RIC requires us to satisfy certain investment asset diversification requirements in future years.  Our ability to satisfy those requirements may not be controllable by us. There can be no assurance that we will qualify as a RIC in subsequent years.

NOTE 9.  COMMITMENTS & CONTINGENCIES

On April 17, 2003, we signed a seven-year sublease for office space at 111 West 57th Street in New York City.  On December 17, 2004, we signed a sublease for additional office space at our current location. The subleases expire on April 29, 2010.  Total rent expense for our office space in New York City was $186,698 in 2008, $178,167 in 2007 and $174,625 in 2006.  Future minimum sublease payments in each of the following years are:  2009 -- $197,700; and thereafter, for the remaining term -- $65,969.

On July 1, 2008, we signed a five-year lease for office space at 420 Florence Street, Suite 200, Palo Alto, California, commencing on August 1, 2008, and expiring on August 31, 2013.  Total rent expense for our office space in Palo Alto was $51,525 in 2008.  Future minimum lease payments in each of the following years are: 2009 - $125,206; 2010 - $128,962; 2011 - $132,831; 2012 - $136,816 and 2013 - $93,135.

In the ordinary course of business, we indemnify our officers and directors, subject to certain regulatory limitations, for loss or liability related to their service on behalf of the Company, including serving on the Boards of Directors or as officers of portfolio companies.  At December 31, 2008, and 2007, we believe our estimated exposure is minimal, and accordingly we have no liability recorded.

NOTE 10.  CAPITAL TRANSACTIONS

On November 29, 2006, we filed a shelf registration statement with the SEC on Form N-2 to register 4,000,000 shares of our common stock, which was declared effective by the SEC on May 11, 2007.  The common stock could be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

On June 25, 2007, we completed the sale of 1,300,000 shares of our common stock for gross proceeds of $14,027,000; net proceeds of this offering, after placement agent fees and offering costs of $1,033,832, were $12,993,168.

On June 20, 2008, we completed the sale of 2,545,000 shares of our common stock for gross proceeds of $15,651,750; net proceeds of this offering, after placement agent fees and offering costs of $1,268,253, were $14,383,497.

NOTE 11.  CHANGE IN NET ASSETS PER SHARE

The following table sets forth the computation of basic and diluted per share net increases in net assets resulting from operations for the twelve months ended December 31, 2008, 2007, and 2006.

	2008	2007	2006

Numerator for decrease in net assets per share	$(49,181,497)	$(6,716,445)	$(11,773,112)

Denominator for basic and diluted weighted average shares	24,670,516	22,393,030	20,759,547

Basic and diluted net decrease in net assets per share resulting from operations	(1.99)	$(0.30)	$(0.57)

NOTE 12.  SUBSEQUENT EVENTS

On February 4, 2009, we made a $408,573 follow-on investment in a privately held tiny technology portfolio company.

On February 13, 2009, we made a $200,000 follow-on investment in a privately held tiny technology portfolio company.

On March 11, 2009, we made a $3,492 follow-on investment in a privately held tiny technology portfolio company.

On December 31, 2008, we valued the shares of one of our privately held tiny technology portfolio companies at $2.5188 per share.  On February 27, 2009, that company raised additional funding from a third party, independent financial investor at $5.0376 per share.  This transaction could be a material input to our determination of the value of our shares of this portfolio company at March 31, 2009.  A valuation calculated based on this input alone could increase the value of this portfolio company at March 31, 2009, ranging from $0 to approximately $5,400,000, or $0 to approximately $0.21 per share, from the value at December 31, 2008.  This input will be one of many used by our Valuation Committee, which is made up of all of our independent directors, to set the value of this portfolio company at March 31, 2009.

NOTE 13.  SELECTED QUARTERLY DATA (UNAUDITED)

	2008

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$576,302	$467,625	$587,918	$355,502

Net operating loss	$(2,480,618)	$(2,638,283)	$(2,196,739)	$(3,371,511)

Net (decrease) increase in net assets resulting from operations	$(3,289,035)	$1,354,709	$(34,032,747)	$(13,214,424)

Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.14)	$0.06	$(1.32)	$(0.51)

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$652,498	$637,701	$743,414	$672,023

Net operating loss	$(2,667,118)	$(2,891,667)	$(3,117,595)	$(3,151,163)

Net (decrease) increase in net assets resulting from operations	$(6,390,160)	$(4,093,644)	$604,237	$3,163,122

Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.30)	$(0.19)	$0.03	$0.16

HARRIS & HARRIS GROUP, INC. FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2007	December 31, 2006

Per Share Operating Performance

Net asset value per share, beginning of year	$5.93	$5.42	$5.68

Net operating loss*	(0.43)	(0.53)	(0.37)
Net realized (loss) income on investments*	(0.34)	0.00	0.01
Net decrease in unrealized depreciation as a result of sales*	0.34	0.00	0.00
Net (increase) decrease in unrealized depreciation on investments held*(1)	(1.49)	0.23	(0.21)
Total from investment operations*	(1.92)	(0.30)	(0.57)

Net increase as a result of stock-based compensation expense*	0.24	0.36	0.24
Net increase as a result of proceeds from exercise of options	0.00	0.19	0.07
Net (decrease) increase as a result of stock offering, net of offering expenses	(0.01)	0.26	0.00
Total increase from capital stock transactions	0.23	0.81	0.31

Net asset value per share, end of year	$4.24	$5.93	$5.42

Stock price per share, end of year	$3.95	$8.79	$12.09

Total return based on stock price	(55.06)%	(27.3)%	(13.0)%

Supplemental Data:

Net assets, end of year	$109,531,113	$138,363,344	$113,930,303

Ratio of expenses to average net assets	9.6%	11.6%	9.2%

Ratio of net operating loss to average net assets	(8.1)%	(9.5)%	(6.6)%

Cash dividends paid per share	$0.00	$0.00	$0.00

Taxes payable on behalf of shareholders on the deemed dividend per share	$0.00	$0.00	$0.00

Number of shares outstanding, end of year	25,859,573	23,314,573	21,015,017

*Based on average shares outstanding.

(1) Net unrealized gains (losses) includes rounding adjustments to reconcile change in net asset value per share.  See Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" for a description of unrealized losses on investments.

The accompanying notes are an integral part of this schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

ASSETS

	June 30, 2009	December 31, 2008
	(Unaudited)
Investments, in portfolio securities at value:
Unaffiliated companies (cost: $26,273,391 and $24,208,281, respectively)	$14,617,481	$12,086,503
Non-controlled affiliated companies (cost: $59,737,665 and $60,796,720, respectively)	44,796,511	39,650,187
Controlled affiliated companies (cost: $6,978,511 and $6,085,000, respectively)	4,545,819	5,228,463
Total, investments in private portfolio companies at value (cost: $92,989,567 and $91,090,001, respectively)	$63,959,811	$56,965,153

Investments, in U.S. Treasury obligations at value (cost: $46,379,087 and $52,956,288, respectively)	46,395,504	52,983,940
Cash and cash equivalents	1,271,390	692,309
Restricted funds (Note 10)	189,369	191,955
Interest receivable	25,774	56
Prepaid expenses	232,113	484,567
Other assets	281,886	309,621
Total assets	$112,355,847	$111,627,601

LIABILITIES & NET ASSETS

Accounts payable and accrued liabilities (Note 10)	$1,937,885	$2,088,348
Deferred rent	4,989	8,140
Total liabilities	1,942,874	2,096,488

Net assets	$110,412,973	$109,531,113

Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0	$0
Common stock, $0.01 par value, 45,000,000 shares authorized at 6/30/09 and 12/31/08; 27,688,313 issued at 6/30/09 and 12/31/08	276,884	276,884
Additional paid in capital (Note 6)	182,663,424	181,251,507
Accumulated net operating and realized loss	(40,108,465)	(34,494,551)
Accumulated unrealized depreciation of investments	(29,013,339)	(34,097,196)
Treasury stock, at cost (1,828,740 shares at 6/30/09 and 12/31/08)	(3,405,531)	(3,405,531)

Net assets	$110,412,973	$109,531,113

Shares outstanding	25,859,573	25,859,573

Net asset value per outstanding share	$4.27	$4.24

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Investment income:
Interest from:
Fixed-income securities and bridge notes (Note 3)	$75,084	$464,456	$39,185	$1,040,758
Miscellaneous income	8,750	3,169	21,088	3,169
Total investment income	83,834	467,625	60,273	1,043,927

Expenses:
Salaries, benefits and stock-based compensation (Note 6)	1,506,597	2,461,802	2,893,937	4,895,097
Administration and operations	231,161	283,361	521,596	585,216
Professional fees	152,291	201,866	367,541	340,098
Rent	78,998	59,748	157,061	117,602
Directors’ fees and expenses	89,100	79,169	173,609	184,315
Depreciation	12,878	13,819	25,737	27,804
Custodian fees	11,080	6,143	17,942	12,696
Total expenses	2,082,105	3,105,908	4,157,423	6,162,828

Net operating loss	(1,998,271)	(2,638,283)	(4,097,150)	(5,118,901)

Net realized (loss) gain from investments:
Realized (loss) gain from:
Unaffiliated companies	(1,511,042)	3,420	(1,514,330)	3,420
Non-Controlled affiliated companies	0	0	0	(5,014,653)
U.S. Treasury obligations/other	0	492	(325)	275
Realized (loss) gain from investments	(1,511,042)	3,912	(1,514,655)	(5,010,958)

Income tax expense (Note 7)	1,729	668	2,109	46,866
Net realized (loss) gain from investments	(1,512,771)	3,244	(1,516,764)	(5,057,824)

Net decrease in unrealized depreciation on investments:
Change as a result of investment sales	1,511,042	0	1,511,042	5,014,653
Change on investments held	2,421,367	3,989,748	3,572,815	3,227,746
Net decrease in unrealized depreciation on investments	3,932,409	3,989,748	5,083,857	8,242,399

Net increase (decrease) in net assets resulting from operations	$421,367	$1,354,709	$(530,057)	$(1,934,326)

Per average basic and diluted outstanding share	$0.02	$0.06	$(0.02)	$(0.08)

Average outstanding shares	25,859,573	23,622,210	25,859,573	23,468,392
The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(530,057)	$(1,934,326)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized gain on investments	(3,569,202)	(3,231,441)
Depreciation of fixed assets, amortization of premium or discount on U.S. government securities, and bridge note interest	73,663	82,877
Stock-based compensation expense	1,411,917	2,966,325

Changes in assets and liabilities:
Restricted funds	2,586	2,613,149
Receivable from portfolio company	0	(20,976)
Interest receivable	4,317	73,651
Prepaid expenses	252,454	225,304
Other assets	3,312	3,894
Accounts payable and accrued liabilities	(150,463)	(2,518,610)
Deferred rent	(3,151)	(3,235)

Net cash used in operating activities	(2,504,624)	(1,743,388)

Cash flows from investing activities:
Purchase of U.S. government securities	(103,318,117)	(66,940,804)
Sale of U.S. government securities	109,851,434	65,395,679
Investment in private placements and bridge loans	(3,451,549)	(10,847,095)
Proceeds from sale of investments	3,250	112,234
Purchase of fixed assets	(1,313)	(2,013)

Net cash provided by (used in) investing activities	3,083,705	(12,281,999)

Cash flows from financing activities:
Net cash provided by financing activities	0	14,383,497

Net increase in cash and cash equivalents:
Cash and cash equivalents at beginning of the period	692,309	330,009
Cash and cash equivalents at end of the period.	1,271,390	688,119

Net increase in cash and cash equivalents	$579,081	$358,110

Supplemental disclosures of cash flow information:
Income taxes paid	$2,109	$46,325

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	(Unaudited)
Changes in net assets from operations:
Net operating loss	$(4,097,150)	$(10,687,151)
Net realized loss on investments	(1,516,764)	(8,323,634)
Net decrease in unrealized depreciation on investments as a result of sales	1,511,042	8,292,072
Net decrease (increase) in unrealized depreciation on investments held	3,572,815	(38,462,784)

Net decrease in net assets resulting from operations	(530,057)	(49,181,497)

Changes in net assets from capital stock transactions:
Issuance of common stock on offering	0	25,450
Additional paid-in capital on common stock issued	0	14,358,047
Stock-based compensation expense	1,411,917	5,965,769

Net increase in net assets resulting from capital stock transactions	1,411,917	20,349,266

Net increase (decrease) in net assets	881,860	(28,832,231)

Net assets:

Beginning of the period	109,531,113	138,363,344

End of the period	$110,412,973	$109,531,113

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) – 13.2% of net assets at value

Private Placement Portfolio (Illiquid) – 13.2% of net assets at value

BioVex Group, Inc. (4)(5)(6)(7) -- Developing novel biologics for treatment of cancer and infectious disease
Series E Convertible Preferred Stock	(M)	2,799,552	$85,995
Series F Convertible Preferred Stock	(M)	2,011,110	411,641
Warrants at $0.241576 expiring 11/13/15	( I )	248,120	29,329
			526,965
Cobalt Technologies, Inc. (4)(5)(6)(8) – Developing processes for making biobutanol through biomass fermentation
Series C Convertible Preferred Stock	(M)	176,056	187,500

D-Wave Systems, Inc. (4)(5)(6)(9) -- Developing high-performance quantum computing systems
Series B Convertible Preferred Stock	(M)	1,144,869	1,103,628
Series C Convertible Preferred Stock	(M)	450,450	434,224
Series D Convertible Preferred Stock	(M)	1,533,395	1,478,158
			3,016,010
Molecular Imprints, Inc. (4)(5) -- Manufacturing nanoimprint lithography capital equipment
Series B Convertible Preferred Stock	(M)	1,333,333	1,625,000
Series C Convertible Preferred Stock	(M)	1,250,000	1,523,438
Warrants at $2.00 expiring 12/31/11	( I )	125,000	55,750
			3,204,188
Nanosys, Inc. (4)(5) -- Developing zero and one-dimensional inorganic nanometer-scale materials and devices
Series C Convertible Preferred Stock	(M)	803,428	1,185,056
Series D Convertible Preferred Stock	(M)	1,016,950	1,500,001
			2,685,057
Nantero, Inc. (4)(5)(6) -- Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(M)	345,070	1,046,908
Series B Convertible Preferred Stock	(M)	207,051	628,172
Series C Convertible Preferred Stock	(M)	188,315	571,329
			2,246,409
NeoPhotonics Corporation (4)(5) -- Developing and manufacturing optical devices and components
Common Stock	(M)	716,195	244,702
Series 1 Convertible Preferred Stock	(M)	1,831,256	625,686
Series 2 Convertible Preferred Stock	(M)	741,898	253,484
Series 3 Convertible Preferred Stock	(M)	2,750,000	939,592
Series X Convertible Preferred Stock	(M)	2,000	136,668
Warrants at $0.15 expiring 01/26/10	( I )	16,364	3,371
Warrants at $0.15 expiring 12/05/10	( I )	14,063	3,277
			2,206,780

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) – 13.2% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 13.2% of net assets at value (cont.)

Polatis, Inc. (4)(5)(6) -- Developing MEMS-based optical networking components
Series A-1 Convertible Preferred Stock	(M)	16,775	$0
Series A-2 Convertible Preferred Stock	(M)	71,611	0
Series A-4 Convertible Preferred Stock	(M)	4,774	0
Series A-5 Convertible Preferred Stock	(M)	16,438	0
			0
PolyRemedy, Inc. (4)(5)(6) --Developing a robotic manufacturing platform for wound treatment patches
Series B-1 Convertible Preferred Stock	(M)	287,647	93,866
Series B-2 Convertible Preferred Stock	(M)	676,147	121,706
			215,572
Siluria Technologies, Inc. (4)(5)(6) -- Developing next-generation nanomaterials
Series S-2 Convertible Preferred Stock	(M)	612,061	204,000

Starfire Systems, Inc. (4)(5) -- Producing ceramic-forming polymers
Common Stock	(M)	375,000	0
Series A-1 Convertible Preferred Stock	(M)	600,000	0
			0
TetraVitae Bioscience, Inc. (4)(5)(6)(10) -- Developing methods of producing alternative chemicals and fuels through biomass fermentation
Series B Convertible Preferred Stock	(M)	118,804	125,000

Total Unaffiliated Private Placement Portfolio (cost: $26,273,391)			$14,617,481

Total Investments in Unaffiliated Companies (cost: $26,273,391)			$14,617,481

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(11) –40.6% of net assets at value

Private Placement Portfolio (Illiquid) – 40.6% of net assets at value

Adesto Technologies Corporation (4)(5)(6) – Developing semiconductor-related products enabled at the nanoscale
Series A Convertible Preferred Stock	(M)	6,547,619	$1,100,000
Unsecured Convertible Bridge Note (including interest)	(M)	$ 550,000	558,077
			1,658,077
Ancora Pharmaceuticals Inc. (4)(5)(6) -- Developing synthetic carbohydrates for pharmaceutical applications
Series B Convertible Preferred Stock	(M)	1,663,808	440,909

BridgeLux, Inc. (4)(5) -- Manufacturing high-power light emitting diodes and arrays
Series B Convertible Preferred Stock	(M)	1,861,504	1,396,128
Series C Convertible Preferred Stock	(M)	2,130,699	1,598,025
Series D Convertible Preferred Stock	(M)	666,667	500,000
Warrants at $0.7136 expiring 12/31/14	( I )	163,900	99,323
			3,593,476
Cambrios Technologies Corporation (4)(5)(6) – Developing nanowire-enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(M)	1,294,025	647,013
Series C Convertible Preferred Stock	(M)	1,300,000	650,000
			1,297,013
CFX Battery, Inc. (4)(5)(6)(12) -- Developing batteries using nanostructured materials
Series A Convertible Preferred Stock	(M)	1,885,108	1,476,756

Crystal IS, Inc. (4)(5) -- Developing single-crystal aluminum nitride substrates for light-emitting diodes
Series A Convertible Preferred Stock	(M)	391,571	0
Series A-1 Convertible Preferred Stock	(M)	1,300,376	0
Unsecured Convertible Bridge Note (including interest)	(M)	$ 408,573	428,185
Warrants at $0.78 expiring 05/05/13	( I )	15,231	0
Warrants at $0.78 expiring 05/12/13	( I )	2,350	0
Warrants at $0.78 expiring 08/08/13	( I )	4,396	0
			428,185
CSwitch Corporation (4)(5)(6)(13) -- Developed system-on-a-chip solutions for communications-based platforms
Series A-1 Convertible Preferred Stock	(M)	6,863,118	0
Unsecured Convertible Bridge Note (including interest)	(M)	$ 1,766,673	0
			0
Ensemble Discovery Corporation (4)(5)(6)(14) -- Developing DNA-Programmed Chemistry™ for the discovery of new classes of therapeutics and bioassays
Series B Convertible Preferred Stock	(M)	1,449,275	1,000,000
Unsecured Convertible Bridge Note (including interest)	(M)	$ 250,286	266,304
			1,266,304

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(11) – 40.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 40.6% of net assets at value (cont.)

Innovalight, Inc. (4)(5)(6) -- Developing solar power products enabled by silicon-based nanomaterials
Series B Convertible Preferred Stock	(M)	16,666,666	$4,288,662
Series C Convertible Preferred Stock	(M)	5,810,577	1,495,176
			5,783,838
Kovio, Inc. (4)(5)(6) -- Developing semiconductor products using printed electronics and thin-film technologies
Series C Convertible Preferred Stock	(M)	2,500,000	2,561,354
Series D Convertible Preferred Stock	(M)	800,000	819,633
Series E Convertible Preferred Stock	(M)	1,200,000	1,229,450
Warrants at $1.25 expiring 12/31/12	( I )	355,880	240,575
			4,851,012
Mersana Therapeutics, Inc. (4)(5)(6) -- Developing advanced polymers for drug delivery
Series A Convertible Preferred Stock	(M)	68,451	68,451
Series B Convertible Preferred Stock	(M)	866,500	866,500
Unsecured Convertible Bridge Note (including interest)	(M)	$ 400,000	425,534
Warrants at $2.00 expiring 10/21/10	( I )	91,625	25,838
			1,386,323
Metabolon, Inc. (4)(5) -- Discovering biomarkers through the use of metabolomics
Series B Convertible Preferred Stock	(M)	371,739	1,034,061
Series B-1 Convertible Preferred Stock	(M)	148,696	413,625
Series C Convertible Preferred Stock	(M)	1,000,000	1,000,000
Warrants at $1.15 expiring 3/25/15	( I )	74,348	120,778
			2,568,464
NanoGram Corporation (4)(5) -- Developing solar power products enabled by silicon-based nanomaterials
Series I Convertible Preferred Stock	(M)	63,210	15,565
Series II Convertible Preferred Stock	(M)	1,250,904	308,035
Series III Convertible Preferred Stock	(M)	1,242,144	305,878
Series IV Convertible Preferred Stock	(M)	432,179	106,424
			735,902
Nanomix, Inc. (4)(5) -- Producing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures
Series C Convertible Preferred Stock	(M)	977,917	0
Series D Convertible Preferred Stock	(M)	6,802,397	0
			0
Nextreme Thermal Solutions, Inc. (4)(5) -- Developing thin-film thermoelectric devices for cooling and energy conversion
Series A Convertible Preferred Stock	(M)	17,500	1,750,000
Series B Convertible Preferred Stock	(M)	4,870,244	2,655,257
			4,405,257
Questech Corporation (4)(5) -- Manufacturing and marketing proprietary metal and stone decorative tiles
Common Stock	(M)	655,454	150,976
Warrants at $1.50 expiring 11/19/09	( I )	5,000	0
			150,976

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(11) – 40.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) – 40.6% of net assets at value (cont.)

Solazyme, Inc. (4)(5)(6) -- Developing algal biodiesel, industrial chemicals and special ingredients based on synthetic biology
Series A Convertible Preferred Stock	(M)	988,204	$4,978,157
Series B Convertible Preferred Stock	(M)	495,246	2,494,841
Series C Convertible Preferred Stock	(M)	651,309	3,281,021
			10,754,019
Xradia, Inc. (4)(5) -- Designing, manufacturing and selling ultra-high resolution 3D x-ray microscopes and fluorescence imaging systems
Series D Convertible Preferred Stock	(M)	3,121,099	4,000,000

Total Non-Controlled Private Placement Portfolio (cost: $59,737,665)			$44,796,511

Total Investments in Non-Controlled Affiliated Companies (cost: $59,737,665)			$44,796,511

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Controlled Affiliated Companies (2)(15) – 4.1% of net assets at value

Private Placement Portfolio (Illiquid) – 4.1% of net assets at value

Laser Light Engines, Inc. (4)(5)(6) -- Manufacturing solid-state light sources for digital cinema and large-venue projection displays
Series A Convertible Preferred Stock	(M)	7,499,062	$1,500,000
Secured Convertible Bridge Note (including interest)	(M)	$ 890,000	893,511
			2,393,511
SiOnyx, Inc. (4)(5)(6) -- Developing silicon-based optoelectronic products enabled by its proprietary "Black Silicon"
Series A Convertible Preferred Stock	(M)	233,499	67,843
Series A-1 Convertible Preferred Stock	(M)	2,966,667	861,965
Series A-2 Convertible Preferred Stock	(M)	4,207,537	1,222,500
			2,152,308

Total Controlled Private Placement Portfolio (cost: $6,978,511)			$4,545,819

Total Investments in Controlled Affiliated Companies (cost: $6,978,511)			$4,545,819

Total Private Placement Portfolio (cost: $92,989,567)			$63,959,811

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

U.S. Government Securities (16) – 42.0% of net assets at value

U.S. Treasury Bill -- due date 07/02/09	(M)	$9,375,000	$9,375,000
U.S. Treasury Bill -- due date 10/01/09	(M)	30,500,000	30,485,055
U.S. Treasury Bill -- due date 12/17/09	(M)	2,700,000	2,695,815
U.S. Treasury Notes -- due date 02/28/10, coupon 2.000%	(M)	3,800,000	3,839,634

Total Investments in U.S. Government Securities (cost: $46,379,087)			$46,395,504

Total Investments (cost: $139,368,654)			$110,355,315

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

Notes to Consolidated Schedule of Investments

(1)	See Footnote to Consolidated Schedule of Investments on page 17 for a description of the Valuation Procedures.

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company.  Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one or more seats on the portfolio company’s Board of Directors but do not control the company.  Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $26,273,391.  The gross unrealized appreciation based on the tax cost for these securities is $903,721.  The gross unrealized depreciation based on the tax cost for these securities is $12,559,631.

(4)	Legal restrictions on sale of investment.

(5)	Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(6)
These investments are development stage companies.  A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.

(7)
With our purchase of Series E Convertible Preferred Stock of BioVex, we received a warrant to purchase a number of shares of common stock of BioVex as determined by dividing 624,999.99 by the price per share at which the common stock is offered and sold to the public in connection with the initial public offering.  The ability to exercise this warrant is therefore contingent on BioVex completing successfully an initial public offering before the expiration date of the warrant on September 27, 2012.  The exercise price of this warrant shall be 110 percent of the initial public offering price.

(8)	Cobalt Technologies, Inc., does business as Cobalt Biofuels.

(9)
D-Wave Systems, Inc., is located and is doing business primarily in Canada.   We invested in D-Wave Systems, Inc., through D-Wave USA, a Delaware company.  Our investment is denominated in Canadian dollars and is subject to foreign currency translation.  See "Note 3. Summary of Significant Accounting Policies."

(10)
With our purchase of the Series B Convertible Preferred Stock of TetraVitae Bioscience, Inc., we received the right to purchase, at a price of $2.63038528 per share, a number of shares in the Series C financing equal to the number of shares of Series B Preferred Stock purchased.  The ability to exercise this right is contingent on TetraVitae Bioscience completing successfully a subsequent round of financing.

(11)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $59,737,665.  The gross unrealized appreciation based on the tax cost for these securities is $8,193,588.  The gross unrealized depreciation based on the tax cost for these securities is $23,134,742.

(12)	On February 28, 2008, Lifco, Inc., merged with CFX Battery, Inc. The surviving entity is CFX Battery, Inc.

(13)	CSwitch ceased operations in June 2009.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (Unaudited)

(14)
With our investment in a convertible bridge note issued by Ensemble Discovery, we received a warrant to purchase a number of shares of the class of stock sold in the next financing of Ensemble Discovery equal to $125,105.40 divided by the price per share of the class of stock sold in the next financing of Ensemble Discovery.  The ability to exercise this warrant is, therefore, contingent on Ensemble Discovery completing successfully a subsequent round of financing.  This warrant shall expire and no longer be exercisable on September 10, 2015.  The cost basis of this warrant is $75.20.

(15)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $6,978,511.  The gross unrealized appreciation based on the tax cost for these securities is $0.  The gross unrealized depreciation based on the tax cost for these securities is $2,432,692.

(16)
The aggregate cost for federal income tax purposes of our U.S. government securities is $46,379,087.  The gross unrealized appreciation on the tax cost for these securities is $16,417.  The gross unrealized depreciation on the tax cost of these securities is $0.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS

VALUATION PROCEDURES

I.	Determination of Net Asset Value

The 1940 Act requires periodic valuation of each investment in the portfolio of the Company to determine its net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

The Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring that the investments of the Company are valued within the prescribed guidelines.

The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors.  The Valuation Committee receives information and recommendations from management.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

II.	Approaches to Determining Fair Value

Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("SFAS No. 157") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

The main approaches to measuring fair value utilized are the market approach and the income approach.

•
Market Approach (M): The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. For example, the market approach often uses market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range each appropriate multiple falls requires judgment considering factors specific to the measurement (qualitative and quantitative).

•
Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

SFAS No. 157 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

•
Level 2:  Quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

•	Level 3: Unobservable inputs for the asset or liability.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

III.	Investment Categories

The Company’s investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Long-term fixed-income securities;
•	Short-term fixed-income securities;
•	Investments in intellectual property, patents, research and development in technology or product development; and
•	All other securities.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of these five broad categories as follows:

A.	EQUITY-RELATED SECURITIES

Equity-related securities, including warrants, are fair valued using the market or income approaches.  The following factors may be considered when the market approach is used to fair value these types of securities:

▪	Readily available public market quotations;

▪	The cost of the Company’s investment;

▪	Transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation;

▪	The financial condition and operating results of the company;

▪	The company's progress towards milestones;

▪	The long-term potential of the business and technology of the company;

▪	The values of similar securities issued by companies in similar businesses;

▪	Multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive;

▪	The proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and

▪	The rights and preferences of the class of securities we own as compared to other classes of securities the portfolio company has issued.

When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

B.	LONG-TERM FIXED-INCOME SECURITIES

1.  Readily Marketable:  Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.

2.  Not Readily Marketable:  Long-term fixed-income securities for which market quotations are not readily available are fair valued using the market approach.  The factors that may be considered when valuing these types of securities by the market approach include:

•	Credit quality;
•	Interest rate analysis;
•	Quotations from broker-dealers;
•	Prices from independent pricing services that the Board believes are reasonably reliable; and
•	Reasonable price discovery procedures and data from other sources.

C.	SHORT-TERM FIXED-INCOME SECURITIES

Short-term fixed-income securities are valued using the market approach in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

D.	INVESTMENTS IN INTELLECTUAL PROPERTY, PATENTS, RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

Such investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including:

•	The cost of the Company’s investment;
•	Investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties;
•	The results of research and development;
•	Product development and milestone progress;
•	Commercial prospects;
•	Term of patent;
•	Projected markets; and
•	Other subjective factors.

E.	ALL OTHER SECURITIES

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed in this Section III.  They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation.  Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1.  THE COMPANY

Harris & Harris Group, Inc. (the "Company," "us," "our" and "we"), is a venture capital company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act").  We operate as an internally managed company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

We elected to become a BDC on July 26, 1995, after receiving the necessary shareholder approvals.  From September 30, 1992, until the election of BDC status, we operated as a closed-end, non-diversified investment company under the 1940 Act.  Upon commencement of operations as an investment company, we revalued all of our assets and liabilities in accordance with the 1940 Act.  Prior to September 30, 1992, we were registered and filed under the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act") as an operating company and, while an operating company, operated directly and through subsidiaries.

Harris & Harris Enterprises, Inc.SM, is a 100 percent wholly owned subsidiary of the Company.  Harris & Harris Enterprises, Inc., is a partner in Harris Partners I, L.P. SM, and is taxed under Subchapter C of the Code (a "C Corporation").  Harris Partners I, L.P, is a limited partnership and, from time to time, may be used to hold certain interests in portfolio companies.  The partners of Harris Partners I, L.P., are Harris & Harris Enterprises, Inc., (sole general partner) and Harris & Harris Group, Inc. (sole limited partner).  Harris & Harris Enterprises, Inc., pays taxes on any non-passive investment income generated by Harris Partners I, L.P.   For the period ended June 30, 2009, there was no non-passive investment income generated by Harris Partners I, L.P.  The Company consolidates the results of its subsidiaries for financial reporting purposes.

NOTE 2.  INTERIM FINANCIAL STATEMENTS

 Our interim financial statements have been prepared in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X and in conformity with generally accepted accounting principles applicable to interim financial information.  Accordingly, they do not include all information and disclosures necessary for a presentation of our financial position, results of operations and cash flows in conformity with generally accepted accounting principles in the United States of America.  In the opinion of management, these financial statements reflect all adjustments, consisting of valuation adjustments and normal recurring accruals, necessary for a fair presentation of our financial position, results of operations and cash flows for such periods. The results of operations for any interim period are not necessarily indicative of the results for the full year.  These financial statements should be read in conjunction with the financial statements and notes thereto contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

NOTE 3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation.  The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company and its wholly owned subsidiary.  All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of Estimates.  The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses.  Actual results could differ from these estimates, and the differences could be material.  The most significant estimates relate to the fair valuations of certain of our investments.

Cash and Cash Equivalents.  Cash and cash equivalents includes demand deposits.  Cash and cash equivalents are carried at cost which approximates value.

Portfolio Investment Valuations.  Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC.  Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets.  (See "Valuation Procedures" in the "Footnote to Consolidated Schedule of Investments.")  At June 30, 2009, our financial statements include private venture capital investments valued at $63,959,811, the fair values of which were determined in good faith by, or under the direction, of the Board of Directors.  Upon sale of investments, the values that are ultimately realized may be different from what is presently estimated.  The difference could be material.

The Company adopted SFAS No. 157 on January 1, 2008.  SFAS No. 157 requires the Company to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.

On October 10, 2008, FASB Staff Position 157-3, "Determining the Fair Value of a Financial Asset When the Market for that Asset is Not Active," ("FSP 157-3") was issued.  FSP 157-3 reiterated that an entity should utilize its own assumptions, information and techniques to estimate fair value when relevant observable inputs are not available, including the use of risk-adjusted discount factors for non-performance risk or liquidity risk.

Foreign Currency Translation.  The accounting records of the Company are maintained in U.S. dollars.  All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  For the six months ended June 30, 2009, included in the net decrease in unrealized depreciation on investments was a $178,698 gain resulting from foreign currency translation.

Securities Transactions.  Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date).

Interest Income Recognition.   Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.  When securities are determined to be non-income producing, the Company ceases accruing interest and writes off any previously accrued interest.  During the three months and six months ended June 30, 2009, the Company earned $36,077 and $73,588, respectively, in interest on U.S. government securities and interest-bearing accounts.  During the three months and six months ended June 30, 2009, the Company recorded, net of write-offs, $39,007 and $(34,403), respectively, of bridge note interest.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition.  Realized gains and losses on investment transactions are determined by specific identification.  Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Stock-Based Compensation.   The Company has a stock-based employee compensation plan.  The Company accounts for the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Stock Plan") by determining the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital.  At June 30, 2009, and December 31, 2008, the increase to our operating expenses was offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value.  Additionally, the Company does not record the tax benefits associated with the expensing of stock options, because the Company currently intends to qualify as a RIC under Subchapter M of the Code.  The amount of non-cash, stock-based compensation expense recognized in the Consolidated Statements of Operations is based on the fair value of the awards the Company expects to vest, recognized over the vesting period on a straight-line basis for each award, and adjusted for actual options vested and pre-vesting forfeitures.  The forfeiture rate is estimated at the time of grant and revised, if necessary, in subsequent periods if the actual forfeiture rate differs from the estimated rate and is accounted for in the current period and prospectively.  See "Note 6. Stock-Based Compensation" for further discussion.

Income Taxes.   As we intend to qualify as a RIC under Subchapter M of the Internal Revenue Code, the Company does not provide for income taxes.  The Company recognizes interest and penalties in income tax expense.

We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is a C corporation.  See "Note 7.  Income Taxes."

Restricted Funds.   The Company maintains a rabbi trust for the purposes of accumulating funds to satisfy the obligations incurred by us for the Supplemental Executive Retirement Plan ("SERP") under the employment agreement with Charles E. Harris, the former Chairman and Chief Executive Officer of the Company.  The final payment from this rabbi trust was made on July 31, 2009, after which the rabbi trust was closed.

Property and Equipment.   Property and equipment are included in "Other Assets" and are carried at $94,757 and $119,180 at June 30, 2009, and December 31, 2008, respectively, representing cost, less accumulated depreciation.  Depreciation is provided using the straight-line method over the estimated useful lives of the premises and equipment.  We estimate the useful lives to be five to ten years for furniture and fixtures, three years for computer equipment, and five to seven years for leasehold improvements.

Concentration of Credit Risk.  The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Recent Accounting Pronouncements.   In April of 2009, the FASB issued Staff Position 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4").  This position provides additional guidance for fair value measures under SFAS No. 157 in determining if the market for an asset or liability is inactive and, accordingly, if quoted market prices may not be indicative of fair value.  The adoption of FSP 157-4 did not have a material impact on the Company's consolidated financial statements.

FASB Staff Position 107-1, "Interim Disclosures About Fair Value of Financial Instruments" ("FSP 107-1"), extends the existing disclosure requirements related to the fair value of financial instruments, which were previously only required in annual financial statements, to interim periods.  Given that FSP 107-1 provides for additional disclosures, its adoption did not have any impact on the Company's consolidated financial statements.  The disclosure requirements under FSP 107-1 are included in Note 5 to the consolidated financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS No. 165"), which sets forth principles and requirements for subsequent events, specifically (1) the period during which management should evaluate events or transactions that may occur for potential recognition and disclosure, (2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date, and (3) the disclosures that an entity should make about events and transactions occurring after the balance sheet date.  SFAS No. 165 is effective for interim reporting periods ending after June 15, 2009.  The Company has adopted SFAS No. 165, and this adoption did not have a material impact on its consolidated financial statements.

In June 2009, the FASB issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162" ("SFAS No. 168"), which will become the source of authoritative U.S. GAAP recognized by the FASB to be applied to non-governmental entities.  On its effective date, SFAS No. 168 will supersede all then-existing, non-SEC accounting and reporting standards.  SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company is currently evaluating the potential impact of the adoption of SFAS No. 168, but does not believe that it will have a material impact on its consolidated financial statements.

NOTE 4.  BUSINESS RISKS AND UNCERTAINTIES

We have invested a substantial portion of our assets in private development stage or start-up companies.  These private businesses tend to be based on new technology and to be thinly capitalized, unproven, small companies that lack management depth and have not attained profitability or have no history of operations.  Because of the speculative nature and the lack of a public market for these investments, there is greater risk of loss than is the case with traditional investment securities.

Because there is typically no public market for our interests in the small privately held companies in which we invest, the valuation of the equity and bridge note interests in that portion of our portfolio is determined in good faith by our Valuation Committee, comprised of the independent members of our Board of Directors, in accordance with our Valuation Procedures and is subject to significant estimates and judgments.  In the absence of a readily ascertainable market value, the determined value of our portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed.  Any changes in valuation are recorded in our consolidated statements of operations as "Net decreases in unrealized depreciation on investments."  Changes in valuation of any of our investments in privately held companies from one period to another may be volatile.

NOTE 5.  INVESTMENTS

At June 30, 2009, our financial assets were categorized as follows in the fair value hierarchy for SFAS No. 157 purposes:

		Fair Value Measurement at Reporting Date Using:
Description	June 30, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

U.S. Government Securities	$46,395,504	$42,555,870	$3,839,634	$0

Portfolio Companies	$63,959,811	$0	$0	$63, 959,811

Total	$110,355,315	$42,555,870	$3,839,634	$63, 959,811

The following chart shows the components of change in the financial assets categorized as Level 3, for the three months ended June 30, 2009.

Fair Value Measurements Using Significant
Unobservable Inputs (Level 3)

Portfolio Companies

Beginning Balance, April 1, 2009	$58,793,688

Total realized losses included in change in net assets	(1,511,042)

Total unrealized gains included in change in net assets	3,913,035

Investments in private placements and interest on bridge notes	2,767,380

Disposals	(3,250)

Ending Balance, June 30, 2009	$63, 959,811

The amount of total gains for the period
included in changes in net assets attributable to the
change in unrealized gains or losses relating to
assets still held at the reporting date	$2,400,596

The following chart shows the components of change in the financial assets categorized as Level 3, for the six months ended June 30, 2009.

Fair Value Measurements Using Significant
Unobservable Inputs (Level 3)

Portfolio Companies

Beginning Balance, January 1, 2009	$56,965,153

Total realized losses included in change in net assets	(1,514,330)

Total unrealized gains included in change in net assets	5,095,092

Purchases and interest on bridge notes	3,515,484

Disposals and write-offs of bridge note interest	(101,588)

Ending Balance, June 30, 2009	$63, 959,811

The amount of total gains for the period
included in changes in net assets attributable to the
change in unrealized gains or losses relating to
assets still held at the reporting date	$3,579,731

NOTE 6.  STOCK-BASED COMPENSATION

On March 18, 2009, the Compensation Committee of the Board of Directors and the full Board of Directors of the Company approved a grant of individual Non-Qualified Stock Option ("NQSO") awards for certain officers and employees of the Company.  The terms and conditions of the stock options granted were set forth in award agreements between the Company and each award recipient entered into on that date.  Options to purchase a total of 329,999 shares of stock were granted with vesting periods ranging from March 2010 to March 2013 and with an exercise price of $3.75, which was the closing price of our shares of common stock as quoted on the Nasdaq Global Market on March 18, 2009.  The awards may become fully vested and exercisable prior to the date or dates in the vesting schedule if (1) the market price of the shares of our stock reaches $6 per share at the close of business on three consecutive trading days on the Nasdaq Global Market or (2) the Board of Directors accepts an offer for the sale of substantially all of the Company's assets.  The accelerated vesting clause related to the stock price was satisfied on July 28, 2009, and the options immediately vested and became exercisable.  See "Note 11. Subsequent Events."   Upon exercise, the shares would be issued from our previously authorized but unissued shares.

On May 13, 2009, the Compensation Committee of the Board of Directors and the full Board of Directors of the Company approved a grant of individual NQSO awards for certain officers and employees of the Company.  The terms and conditions of the stock options granted were set forth in award agreements between the Company and each award recipient entered into on that date.  Options to purchase a total of 200,000 shares of stock were granted with vesting periods ranging from November 2009 to May 2013 and with an exercise price of $4.46, which was the closing price of our shares of common stock as quoted on the Nasdaq Global Market on May 13, 2009.  The awards may become fully vested and exercisable prior to the date or dates in the vesting schedule if the Board of Directors accepts an offer for the sale of substantially all of the Company's assets.  Upon exercise, the shares would be issued from our previously authorized but unissued shares.

The fair value of the options was determined on the date of grant using the Black-Scholes-Merton or lattice models based on the following factors, as permitted by SFAS No. 123(R).

An option's expected term is the estimated period between the grant date and the exercise date of the option.  As the expected term period increases, the fair value of the option and the non-cash compensation cost will also increase.  The expected term assumption is generally calculated using historical stock option exercise data.  Management has performed an analysis and has determined that historical exercise data does not provide a sufficient basis to calculate the expected term of the option.  In cases where companies do not have historical data and where the options meet certain criteria, SEC Staff Accounting Bulletin 107 ("SAB 107") provides the use of a simplified expected term calculation.  Accordingly, the Company calculated the expected term used in the Black-Scholes-Merton model using the SAB 107 simplified method.

Expected volatility is the measure of how the stock's price is expected to fluctuate over a period of time.  An increase in the expected volatility assumption yields a higher fair value of the stock option.  The expected volatility factor for the Black-Scholes-Merton and lattice models were based on the historical fluctuations in the Company’s stock price over a period commensurate with the expected term and contractual term, respectively, of the options, adjusted for stock splits and dividends.

The expected exercise factor in the lattice model is an estimate of when options will be exercised when they are in the money.  An expected exercise factor of two assumes that options will be exercised when they reach two times their strike price.

The expected dividend yield assumption is traditionally calculated based on a company's historical dividend yield.  An increase to the expected dividend yield results in a decrease in the fair value of option and resulting compensation cost.  Although the Company has declared deemed dividends in previous years, most recently in 2005, the amounts and timing of any future dividends cannot be reasonably estimated.  Therefore, for purposes of calculating fair value, the Company has assumed an expected dividend yield of zero percent.

The risk-free interest rate assumption used in the Black-Scholes-Merton model is based on the annual yield on the measurement date of a zero-coupon U.S. Treasury bond the maturity of which equals the option’s expected term.  The lattice model uses interest rates commensurate with the contractual term of the options. Higher assumed interest rates yield higher fair values.

The assumptions used in the calculation of fair value of the two-year NQSOs granted on March 18, 2009, using the Black-Scholes-Merton model for the expected term was as follows:

Type of Award	Term	Number of Options Granted	Expected Term in Yrs	Expected Volatility Factor	Expected Dividend Yield	Risk-free Interest Rates	Weighted Average Fair Value Per Share

Non-qualified stock options	2 Years	245,770	1.5	71.7%	0%	0.71%	$1.29
Total		245,770					$1.29

The assumptions used in the calculation of fair value of the 10-year NQSOs granted on March 18, 2009, using a binomial lattice model for the contract term was as follows:

Type of Award	Term	Number of Options Granted	Expected Exercise Behavior Factor	Expected Volatility Factor	Expected Dividend Yield	Risk-free Interest Rates	Weighted Average Fair Value Per Share

Non-qualified stock options	10 Years	84,229	2	73.1%	0%	2.59%	$1.97
Total		84,229					$1.97

The assumptions used in the calculation of fair value of the two-year and 10-year NQSOs granted on May 13, 2009, using the Black-Scholes-Merton model for the expected term was as follows:

Type of Award	Term	Number of Options Granted	Expected Term in Yrs	Expected Volatility Factor	Expected Dividend Yield	Risk-free Interest Rates	Weighted Average Fair Value Per Share

Non-qualified stock options	2 Years	148,800	1.375	105.5%	0%	0.52%	$2.08
Non-qualified stock options	10 Years	51,200	6.25	60.6%	0%	2.35%	$2.60
		200,000					$2.21

For the three months and six months ended June 30, 2009, the Company recognized $776,279 and $1,411,917, respectively, of compensation expense in the Consolidated Statements of Operations.  As of June 30, 2009, there was approximately $7,088,927 of unrecognized compensation cost related to unvested stock option awards.  Of this amount, $364,839 was recognized on July 28, 2009, owing to the accelerated vesting condition being satisfied for the March 18, 2009, stock option grant.  (See "Note 11. Subsequent Events.")  The remaining $6,724,088 of unrecognized compensation cost is expected to be recognized over a weighted average period of approximately two years.

For the three months and six months ended June 30, 2009, no stock options were exercised.

For the three months and six months ended June 30, 2009, the calculation of the net increase and net decrease, respectively, in net assets resulting from operations per share excludes the stock options because such options were anti-dilutive.  The options may be dilutive in future periods in which there is a net increase in net assets resulting from operations, in the event that there is a significant increase in the average stock price in the stock market or significant decreases in the amount of unrecognized compensation cost.

A summary of the changes in outstanding stock options for the six months ended June 30, 2009, is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Yrs)	Aggregate Intrinsic Value
Options Outstanding at January 1, 2009	4,638,213	$ 9.30	$ 4.83	6.03	$ 0

Granted	529,999	$ 4.02	$ 1.75	3.82

Exercised	0	$ 0	$ 0

Forfeited or Expired	(479,460)	$ 10.11	$ 3.81

Options Outstanding at June 30, 2009	4,688,752	$ 8.62	$ 4.58	5.90	$960,398

Options Exercisable at June 30, 2009	2,159,619	$ 10.10	$ 5.33	5.40	$ 0

Options Exercisable and Expected to be Exercisable at June 30, 2009	4,629,651	$ 8.60	$ 4.55	5.89	$960,398

The aggregate intrinsic value in the table above with respect to options outstanding, exercisable and expected to be exercisable, is calculated as the difference between the Company's closing stock price of $5.83 on the last trading day of the second quarter of 2009 and the exercise price, multiplied by the number of in-the-money options.  This amount represents the total pre-tax intrinsic value that would have been received by the option holders had all options been fully vested and all option holders exercised their awards on June 30, 2009.

NOTE 7.  INCOME TAXES

We filed for the 1999 tax year to elect treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for the years 2000 through 2008.  However, there can be no assurance that we will qualify as a RIC for 2009 or subsequent years.

In the case of a RIC which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment.  This exception is available only to registered investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification").  We have received SEC Certification each year from 1999 to 2008, but it is possible that we may not receive SEC Certification for 2009 or in future years.

In addition, under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC.  As a RIC, we must, among other things, distribute at least 90 percent of our investment company taxable income and may either distribute or retain our realized net capital gains on investments.

For the six months ended June 30, 2009, we paid $2,109 in federal, state and local income taxes. During the second quarter of 2009, we paid $1,729 in federal, state and local income taxes.  At June 30, 2009, we had $0 accrued for federal, state and local taxes payable by the Company.

We pay federal, state and local taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is taxed as a C Corporation.  For the three months ended June 30, 2009, and 2008, our income tax expense for Harris & Harris Enterprises, Inc., was $0 and $668, respectively.  For the six months ended June 30, 2009, and 2008, our income tax expense for Harris & Harris Enterprises, Inc., was $0 and $31,068, respectively.

Continued qualification as a RIC requires us to satisfy certain investment asset diversification requirements in future years.  Our ability to satisfy those requirements may not be controllable by us.  There can be no assurance that we will qualify as a RIC in subsequent years.

NOTE 8.  CAPITAL TRANSACTIONS

On June 20, 2008, we completed the sale of 2,545,000 shares of our common stock for gross proceeds of $15,651,750; net proceeds of this offering, after placement agent fees and offering costs of $1,268,253, were $14,383,497.

NOTE 9.  CHANGE IN NET ASSETS PER SHARE

The following table sets forth the computation of basic and diluted per share net increases (decreases) in net assets resulting from operations for the three months and six months ended June 30, 2009, and June 30, 2008.

	For the Three Months Ended June 30		For the Six Months Ended June 30
	2009	2008	2009	2008

Numerator for increase (decrease) in net assets per share	$421,367	$1,354,709	$(530,057)	$(1,934,326)

Denominator for basic and diluted weighted average shares	25,859,573	23,622,210	25,859,573	23,468,392

Basic and diluted net increase (decrease) in net assets per share resulting from operations	$0.02	$0.06	$(0.02)	$(0.08)

NOTE 10.  EMPLOYEE BENEFITS

We established a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by us under the SERP, which amounted to $189,369 and $188,454 at June 30, 2009, and December 31, 2008, respectively, and is included in accounts payable and accrued liabilities.  The restricted funds for the SERP Account totaled $189,369 and $188,454 at June 30, 2009, and December 31, 2008, respectively.  Mr. Harris's rights to benefits pursuant to this SERP are no greater than those of a general creditor of us.

Mr. Harris received a distribution from his SERP Account totaling $2,889,717 during 2008.  On July 31, 2009, the balance of $189,383 was paid to Mr. Harris, and the rabbi trust was closed.

NOTE 11.  SUBSEQUENT EVENTS

On July 2, 2009, we made a $250,000 follow-on investment in a privately held tiny technology portfolio company.

On July 17, 2009, we made a $533,239 follow-on investment in a privately held tiny technology portfolio company.

On July 24, 2009, we filed a shelf Registration Statement on Form N-2 with the SEC to register an additional 7,000,000 shares of our common stock.  After the effective date, the common stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

On July 27, 2009, we made a $125,000 follow-on investment in a privately held tiny technology portfolio company.

At the close of business on July 28, 2009, the price of our stock reached $6.00 for the third consecutive trading day on the Nasdaq Global Market.  Pursuant to the terms of the stock options granted on March 18, 2009, the vesting schedule accelerated and all 329,999 options became immediately vested and exercisable.  The remaining compensation cost of $364,839 will be recognized in the third quarter.  This expense has no impact on the net asset value as the non-cash compensation cost is offset by an increase to our additional paid-in capital.

We have evaluated subsequent events through August 6, 2009, which represents the issuance date of the financial statements.

HARRIS & HARRIS GROUP, INC. FINANCIAL HIGHLIGHTS (Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009	2008

Per Share Operating Performance
Net asset value per share, beginning of period	$4.22	$5.86	$4.24	$5.93

Net operating (loss)*	(0.07)	(0.13)	(0.16)	(0.23)
Net realized (loss) on investments*	(0.06)	(0.00)	(0.06)	(0.22)
Net decrease in unrealized depreciation as a result of sales*	0.06	0.00	0.06	0.21
Net decrease in unrealized depreciation on investments held*	0.09	0.17	0.14	0.14
Total from investment operations*	0.02	0.04	(0.02)	(0.10)

Net increase as a result of stock-based compensation expense	0.03	0.06	0.05	0.13
Net increase as a result of net proceeds of stock offering, after expenses	0.00	(0.01)	0.00	(0.01)
Net increase as a result of proceeds from exercise of options	0.00	0.00	0.00	0.00
Total increase from capital stock transactions	0.03	0.05	0.05	0.12

Net asset value per share, end of period	$4.27	$5.95	$4.27	$5.95
Stock price per share, end of period	$5.83	$6.00	$5.83	$6.00
Total return based on stock price (1)	57.57%	(15.85)%	47.59%	(31.74)%

Supplemental Data:

Net assets, end of period	$110,412,973	$153,778,840	$110,412,973	$153,778,840

Ratio of expenses to average net assets (1)	1.9%	2.1%	3.8%	4.3%

Ratio of net operating (loss) to average net assets (1)	(1.8)%	(1.8)%	(3.7)%	(3.6)%

Cash dividend paid per share	$0	$0	$0	$0

Deemed dividend per share	$0	$0	$0	$0

Number of shares outstanding, end of period	25,859,573	25,859,573	25,859,573	25,859,57 3

*Based on Average Shares Outstanding
(1) Not annualized

The accompanying notes are an integral part of this schedule.

HARRIS & HARRIS GROUP, INC.

7,000,000 Shares

Common Stock

The date of the Prospectus is September 21, 2009

__________________

This Prospectus constitutes a part of a registration statement on Form N-2 (together with all the exhibits and the appendix thereto, the "Registration Statement") filed by us with the SEC under the Securities Act of 1933.  This Prospectus does not contain all of the information set forth in the Registration Statement.  Reference is hereby made to the Registration Statement and related exhibits for further information with respect to us and the shares offered hereby.  Statements contained herein concerning the provisions of documents are necessarily summaries of the material terms of such documents.

No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus.  If given or made, any information or representation must not be relied upon as having been authorized by us.  This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful.

Shares of Common Stock

____________________________

PRELIMINARY PROSPECTUS SUPPLEMENT

____________________________

Needham & Company, LLC

October      , 2009